Filed with the U.S. Securities and Exchange Commission on August 28, 2015

1933 Act Registration File No.   333-187194
1940 Act File No. 811-22811
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	20	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	22	[	X	]

(Check appropriate box or boxes.)

BRIDGE BUILDER TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (414) 287-3700

Elaine E. Richards, Secretary
Bridge Builder Trust
c/o 2020 East Financial Way
Glendora, CA 91741
(Name and Address of Agent for Service)

Copy to:
Sean Graber, Esq.
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)
[		]	immediately upon filing pursuant to paragraph (b)
[		]	On (date) pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[	X	]	on October 28, 2015 pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Bridge Builder Core Bond Fund
(formerly known as Bridge Builder Bond Fund)
Ticker: BBTBX
Bridge Builder Core Plus Bond Fund
Ticker: BBCPX
Bridge Builder Large Cap Growth Fund
Ticker: BBGLX
Bridge Builder Large Cap Value Fund
Ticker: BBVLX
Bridge Builder Small/Mid Cap Growth Fund
Ticker: BBGSX
Bridge Builder Small/Mid Cap Value Fund
Ticker: BBVSX
Bridge Builder International Equity Fund
Ticker: BBIEX

PROSPECTUS

October 28, 2015

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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SUMMARY SECTION

Bridge Builder Core Bo n d Fund
(formerly known as Bridge Builder Bond Fund)

Investment Objective

The investment objective of Bridge Builder Core Bond Fund (the “Fund” or the "Core Bond Fund") is to provide total return (capital appreciation plus income).

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.32%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)%
Total Annual Fund Operating Expenses	%
Less Fee Waivers(1)	( )%
Net Annual Fund Operating Expenses	%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2016 , to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated with the approval of the Board of Trustees. Such waivers are not subject to reimbursement by the Fund.

(2)	Other expenses include acquired fund fees and expenses.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2016 ). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was ___% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities and other instruments, such as derivatives and certain investment companies (see below), with economic characteristics similar to fixed income securities. The Fund’s assets are allocated across different fixed-income market sectors and maturities. Most of the Fund’s investments are fixed-income securities issued or guaranteed by the U.S. government or its agencies, municipalities, U.S. corporate issuers, asset-backed securities (“ABS”), privately-issued securities (e.g., Rule 144A securities), floating rate securities, and mortgage-related and mortgage-backed securities (“MBS”), including pass-through securities, collateralized mortgage obligations (“CMOs”), adjustable rate mortgage securities (“ARMs”), interest-only securities (“IOs”), principal-only securities (“POs”), inverse floaters, privately-issued MBS, commercial mortgage-backed securities (“CMBS”) and mortgage dollar rolls. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including to be announced MBS (“TBA”). The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund may invest up to 5% of its assets in securities deemed below investment grade, also known as “junk bonds”. The Fund will invest in securities denominated in U.S. dollars only. The Fund may invest in U.S. dollar-denominated securities issued by foreign entities, including emerging market securities. The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may invest up to 20% of its net assets in futures, primarily interest rate and U.S. Treasury futures. The Fund may buy or sell futures to gain or hedge exposure to risk factors or alter the portfolio’s investment characteristics.

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The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets. The Fund is designed to allow managers to invest in various fixed income market sectors.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, when a Sub-adviser perceives deterioration in the credit fundamentals of the issuer, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the duration or asset allocation of the Fund’s investment portfolio.

The Adviser currently allocates Fund assets to the following Sub-advisers: Robert W. Baird & Co., Inc. (“Baird”), J.P. Morgan Investment Management, Inc. (“JPMIM”), Loomis, Sayles & Company, L.P. ("Loomis Sayles") and Prudential Investment Management, Inc. (“Prudential”). Below is a summary of each Sub-adviser’s principal investment strategies. Allocations to the Sub-advisers may be adjusted at any time.

Baird’s Principal Investment Strategies

Baird utilizes a structured, risk-controlled philosophy with a disciplined duration approach to invest its allocated portion of the Fund’s assets. Baird will normally invest in the following types of debt securities:

•	U.S. government and other public-sector entities
•	Asset-backed and mortgage-backed obligations of U.S. and foreign issuers
•	Corporate debt of U.S. and foreign issuers

JPMIM’s Principal Investment Strategies

JPMIM incorporates a bottom-up, value-oriented approach in managing its allocated portion of the Fund’s assets. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles. JPMIM is value-oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

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Loomis Sayles' Principal Investment Strategies

Loomis Sayles invests principally in U.S. dollar-denominated investment grade fixed income securities, including Treasury securities, agency securities, credit and MBS, ABS and CMBS. Loomis Sayles’ objective with respect to its allocated portion of the Fund’s assets is to outperform the benchmark consistently over time while maintaining the portfolio's risk close to the benchmark.

In the view of Loomis Sayles, the fixed income markets are inefficient, often mispricing risk and reacting to news, corporate, and market events as well as technical supply and demand factors. These inefficiencies may provide effective, active investors with opportunities to generate risk-adjusted performance in excess of the benchmark. Loomis Sayles’ investment philosophy focuses on relative value investing on a risk-adjusted basis, seeking to add value for clients primarily through security selection while continually managing top-down risks in the portfolio.

Loomis Sayles’ investment strategy has a bias for fixed income securities that are liquid, or can be traded readily in the markets. Typically, Loomis Sayles sells fixed income securities when they reach a target level of valuation, there has been a change in fundamental credit quality that is not reflected in the current price, or Loomis Sayles is trimming overall risk in the portfolio.

Prudential’s Principal Investment Strategies

Prudential’s strategy is based on the philosophy that research-driven security selection is the most consistent strategy for adding value to client portfolios. Prudential complements that base strategy with modest sector rotation, duration management, and disciplined trade execution. Prudential uses a team approach to attempt to add value by tilting toward fixed income sectors that it believes are attractive and by utilizing its extensive research capabilities to choose attractive fixed-income securities within sectors.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

•	Active Management Risk. The Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

•
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Borrowers may default on the obligations that underlie ABS, mortgage-related securities and MBS and, during periods of falling interest rates, such securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. The resulting risk is that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) may result in a reduction in the value of the security. CMOs, MBS, ARMs, IOs, POs, and inverse floaters may be more volatile and may be more sensitive to interest rate changes and prepayments than other mortgage-related securities. The risk of default, as described under "Credit Risk," for privately-issued and sub-prime mortgages is generally higher than other types of MBS. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

•
Credit Risk. An issuer of a fixed income security may fail to pay all or a portion of the payment of principal and/or interest on a security. A security may decline in price if market participants become concerned regarding the credit-worthiness or credit-rating of the issuer, regardless of whether a bond has defaulted.

•
Counterparty Risk. The Fund may be involved in financial transactions or contracts with other parties. There is risk these parties may be unable or unwilling to fulfill their obligations, which could adversely impact the value of the Fund.

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•
Derivatives Risk. An investment in derivatives (such as futures, including interest rate and U.S. Treasury futures) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Futures may create investment leverage so that when a futures contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the futures contract may not provide the anticipated protection, causing the Fund to lose money on both the futures contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures are also subject to correlation risk, which is the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of futures is also subject to market risk and liquidity risk, each of which is described below.

•
Floating Rate Securities Risk. The Fund may invest in obligations with interest rates which are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

•
Foreign Securities Risk (including Emerging Markets Risk). The risks of investing in foreign securities, including those in emerging markets, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

•
Interest Rate Risk. The value of fixed income securities may decline because of increases in interest rates. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a 5 year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1% holding other factors constant.

•
Investment Company and Exchange-Traded Fund Risk. An investment company, including an exchange-traded fund (“ETF”), in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively or large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

•
Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

•
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

•
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments.

•
Mortgage Dollar Roll Risk. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes. Mortgage Dollar Roll Risk transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a Sub-adviser’s ability to correctly predict interest rates and prepayments.

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•
Multi-Manager and Multi-Style Management Risk. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund. Because portions of the Fund's assets are managed by different Sub-advisers using different styles, the Fund could experience overlapping securities transactions. Certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.

•	Municipal Securities Risk. Municipal securities may have greater risks relating to political, regulatory and tax conditions or conditions in discrete geographic areas.

•
Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

•
Privately Issued Securities Risk. Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

•
Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

•
Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory and judicial actions which could have a substantial adverse effect on the Fund's performance.

•
Reinvestment Risk. Cash flows from fixed income securities are generally reinvested at prevailing market rates. A decline in market rates could adversely affect the Fund’s ability to meet its investment objective.

•
U.S. Government Securities Risk. U.S. government obligations are affected by changes or expected changes in interest rates, among other things. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, they are still subject to credit risk. Securities issued or guaranteed by federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Moreover, some securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. government will do so.

•
When-Issued, Delayed Delivery and Forward Commitment Transactions Risk. When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. These transactions are also subject to counterparty risk, which is described above.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund's year-to-year performance and its performance for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions® (“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Year-by-Year Total Returns
Calendar Year Ended December 31

[insert bar graph for calendar year 2014]

Quarterly Returns
Highest (quarter ended --------------): ____%
Lowest (quarter ended _________):  ____%

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/15 to 9/30/15 was ___%.

Average Annual Total Returns
(For Periods December 31, 2014)

After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

[insert table for 1 year and since inception]
Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time: Robert W. Baird & Co., Inc. (“Baird”), J.P. Morgan Investment Management, Inc. (“JPMIM”), Loomis, Sayles & Company, L.P. ("Loomis Sayles") and Prudential Investment Management, Inc. (“Prudential”).

Baird

Portfolio Manager(s)	Position with Baird	Length of Service to the Fund
Mary Ellen Stanek, CFA	Managing Director, Chief Investment Officer	Since Inception
Charles B. Groeschell	Managing Director, Senior Portfolio Manager	Since Inception
Warren D. Pierson, CFA	Managing Director, Senior Portfolio Manager	Since Inception
Jay E. Schwister, CFA	Managing Director, Senior Portfolio Manager	Since Inception
M. Sharon deGuzman	Senior Vice President, Senior Portfolio Manager	Since Inception

JPMIM

Portfolio Manager(s)	Position with JPMIM	Length of Service to the Fund
Douglas S. Swanson	Managing Director	Since Inception
Peter Simons	Executive Director	Since Inception
Henry Song	Vice President	Since Inception

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Loomis Sayles

Portfolio Manager(s)	Position with Loomis Sayles	Length of Service to the Fund
Lynne A. Royer	Vice President, Portfolio Manager and Co-Head of the Core Disciplined Alpha Team	Since July 2015
William C. Stevens	Vice President, Portfolio Manager and Co-Head of the Core Disciplined Alpha Team	Since July 2015

Prudential

Portfolio Manager(s)	Position with Prudential	Length of Service to the Fund
Richard Piccirillo	Principal, Portfolio Manager	Since Inception
Gregory Peters	Managing Director, Portfolio Manager	Since March 2014
Michael Collins, CFA	Managing Director, Portfolio Manager	Since March 2014

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. Orders to sell or “redeem” shares must be placed directly with Edward Jones or your local Edward Jones financial advisor. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

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SUMMARY SECTION

Bridge Builder Core Plus Bond Fund

Investment Objective

The investment objective of the Bridge Builder Core Plus Bond Fund (the “Fund” or the "Core Plus Bond Fund") is to provide total return (capital appreciation plus income).

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.36%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)%
Total Annual Fund Operating Expenses	%
Less Waivers (1)	(%)
Net Annual Fund Operating Expenses	%
(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2016 , to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated with the approval of the Board of Trustees (the "Board"). Such waivers are not subject to reimbursement by the Fund.

(2)	Other expenses are based on estimated amounts for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2016 ). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund only recently commenced operations (July 13, 2015), no portfolio turnover information is presented.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities of any maturity or duration and other instruments, such as derivatives, with economic characteristics similar to fixed income securities, and certain investment companies that seek to track the performance of fixed income securities. The Fund’s assets are allocated across different fixed-income market sectors and maturities. Most of the Fund’s investments are fixed-income securities issued or guaranteed by the U.S. government or its agencies, municipalities, U.S. corporate issuers, asset-backed securities (“ABS”), privately-issued securities (e.g., Rule 144A securities), floating rate securities, and mortgage-related and mortgage-backed securities (“MBS”), including pass-through securities, collateralized mortgage obligations (“CMOs”), adjustable rate mortgage securities (“ARMs”), interest-only securities (“IOs”), principal-only securities (“POs”), inverse floaters, sub-prime MBS, privately-issued MBS, commercial mortgage-backed securities (“CMBS”) and mortgage dollar rolls. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including to be announced MBS (“TBA”). The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund may invest up to 25% of its assets in high yield securities deemed below investment grade, also known as “junk bonds,” or securities that are unrated but deemed by a Sub-adviser to be comparable in quality to instruments that are so rated. The Fund's investments in junk bonds may include bonds in default. The Fund considers investment grade securities to be those securities that, at the time of purchase, are rated at or above Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), BBB- by Standard & Poor’s Corporation (“S&P”), or an equivalent rating by another nationally recognized securities rating organization (“NRSRO”), or securities that are unrated but deemed by a Sub-adviser to be comparable in quality to instruments that are so rated.

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The Fund may invest in securities issued by foreign entities, including emerging market securities. In addition, the Fund may invest in a variety of loans including bank loans, bridge loans, debtor-in-possession loans and mezzanine loans. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may invest in futures, primarily interest rate and U.S. Treasury futures, and in swaps, including interest rate, credit default, total return, and currency swaps. In addition, the Fund may invest in forward contracts. The Fund may buy or sell futures, swaps or forward contracts to gain or hedge exposure to risk factors or alter the portfolio’s investment characteristics.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers that will be retained by the Fund and the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Fund is designed to allow managers to invest in various fixed income market sectors.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, when a Sub-adviser perceives deterioration in the credit fundamentals of the issuer, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the duration or asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-adviser. The Adviser currently allocates Fund assets to the following Sub-advisers: Janus Capital Management, LLC ("Janus"), Loomis Sayles & Company, L.P. ("Loomis Sayles"), Metropolitan West Asset Management, LLC ("MetWest") and T. Rowe Price Associates, Inc. ("T. Rowe Price"). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board of Trustees with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Janus' Investment Strategies

In selecting securities for its allocated portion of the Fund, Janus may invest in government notes and bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, and zero-coupon bonds. Janus may also invest in ABS, money market instruments, commercial loans, and non-U.S. sovereign debt securities (which may include investments in emerging markets). Janus seeks to generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

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In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, Janus portfolio managers apply a “bottom up” approach in choosing investments with respect to its allocated portion of the Fund's assets. This means that the portfolio managers look at income-producing securities one at a time to determine if (i) a security is an attractive investment opportunity and if (ii) it is consistent with Janus' and the Fund's investment policies. Janus portfolio managers additionally consider the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.

Loomis Sayles' Investment Strategies

Three themes typically drive Loomis Sayles’ investment approach with respect to its allocated portion of the Fund's assets. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, Loomis Sayles may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. Loomis Sayles relies primarily on issue selection as the key driver to investment performance. Loomis Sayles will manage the interest rate risks in the portfolio but believes that anticipating changes in rate levels is not the primary source of added value. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities in an effort to find securities that it believes may produce attractive returns in comparison to these securities' risks. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

MetWest's Investment Strategies

MetWest seeks to maximize current income and pursues above average total return consistent with prudent investment management over a full market cycle. MetWest employs a value-oriented fixed income management philosophy and an investment process predicated on a long-term economic outlook, which is determined by the investment team on a quarterly basis and is reviewed constantly. Investments are characterized by diversification among the sectors of the fixed income marketplace. The investment management team seeks to achieve the desired outperformance through the measured and disciplined application of five fixed income management strategies which include duration management, yield curve positioning, sector allocation, security selection, and opportunistic execution.

T. Rowe Price's Investment Strategies

T. Rowe Price’s active investment approach emphasizes the value of in-depth fundamental research, diversification, and risk management practices. With respect to its allocated portion of the Fund's assets, T. Rowe Price's strategy integrates top-down sector allocation with bottom-up security selection in pursuit of the Fund’s investment objective. T. Rowe Price actively manages exposure to dollar-denominated investment-grade fixed income markets and maintains a modest allocation to high yield and non-dollar denominated securities. T. Rowe Price invests primarily in income-producing fixed income securities that possess what the Sub-Adviser believes are favorable total return (income plus increases in principal value) characteristics.

Principal Risks

Since the Fund will hold securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

•	Active Management Risk. The Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

•
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Borrowers may default on the obligations that underlie ABS, mortgage-related securities and MBS. The resulting risk is that the impairment of the value of the collateral underlying a security in which the Fund invests may result in a reduction in the value of the security. The risk of default, as described under “Credit Risk,” for privately-issued and sub-prime mortgages is generally higher than other types of MBS. During periods of falling interest rates, such securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. CMOs, MBS, ARMs, IOs, POs, and inverse floaters may be more volatile and may be more sensitive to interest rate changes and prepayments than other mortgage-related securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

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•
Convertible Securities Risk – The value of a convertible security will generally decline as interest rates increase and increase as interest rates decline. Convertible securities are also subject to credit risk. In addition, because convertible securities are generally convertible to the issuer's common stock, convertible security prices will normally fluctuate as prices of the common stock increase or decline.

•	Counterparty Risk. When the Fund enters into an investment contract, such as a derivative, the Fund is exposed to the risk that the other party will not fulfill its contractual obligations.

•
Credit Risk. Credit risk is the risk that 1) the issuer of a bond is unable or unwilling to meet the principal or interest payments (i.e. default risk) or 2) the issuer of the bond experiences an actual or anticipated deterioration in credit quality that negatively impacts the price of the bonds.

•
Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

•
Derivatives Risk. An investment in derivatives (such as swaps, forward contracts and futures contracts, including interest rate and Treasury futures contracts) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a futures or swap contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the contract may not provide the anticipated protection, causing the Fund to lose money on both the contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk and liquidity risk, each of which is described below. The Fund’s use of swaps and forward contracts is also subject to the risk that the counterparty to the swap or forward contract will default or otherwise fail to honor its obligation.

•
Floating Rate Securities Risk. The Fund may invest in obligations with interest rates which are reset periodically, typically by applying a specified formula to a designated reference rate. Although the prices of floating rate securities are generally less sensitive to interest rate changes than comparable quality fixed rate instruments, the value of floating rate securities may decline if the floating rate securities' interest rates do not rise as quickly, or as much, as general interest rates.

•
Foreign Securities Risk (including Emerging Markets Risk). The risks of investing in foreign securities, including those in emerging markets, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets.

•
High Yield Securities Risk — High yield, or “junk,” securities involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. High-yield securities also may be less liquid than higher quality investments.

•
Interest Rate Risk. The value of fixed income securities may decline because of increases in interest rates. The risk of future interest rate increases, whether resulting from market forces, government action or other factors, may be greater because rates have been at historically low levels for a long period of time. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a 5-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1% holding other factors constant.

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•
Investment Company and Exchange-Traded Fund Risk. An investment company, including an exchange-traded fund (“ETF”), in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

•	Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results.

•
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund's ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

•
Loans Risk. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Loans typically have less liquidity than investment grade bonds and there may be less public information available about them as compared to bonds.

•
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments.

•
Mortgage Dollar Roll Risk. The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes. Mortgage dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a Sub-adviser’s ability to correctly predict interest rates and prepayments.

•
Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

•
Municipal Securities Risk. The value of the Fund’s investments in municipal securities may be adversely affected by unfavorable legislative or political developments and economic developments that impact the financial condition of municipal issuers. For example, a credit rating downgrade, bond default or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of many or all municipal obligations of that state or territory. Additionally, the relative amount of publicly available information about the financial condition of municipal securities issuers is generally less than that for corporate securities.

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•	New Fund Risk. The Fund is new and has less than one year of operating history, and there can be no assurance that the Fund will be able to maintain an economically viable size.

•
Portfolio Turnover Risk. The Fund may buy and sell investments frequently resulting in higher transaction costs, including brokerage commissions. Frequent transactions may increase the amount of capital gains (in particular, short term gains) realized by the Fund and shareholders may pay tax on such capital gains.

•
Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

•
Privately Issued Securities Risk. Investments in privately issued securities (e.g., Rule 144A securities) may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies with securities that are not publicly traded are not subject to the more extensive disclosure and other investor protection requirements that might be applicable if the securities were publicly traded.

•
Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

•
Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory and judicial actions which could have a substantial adverse effect on the Fund's performance.

•	Reinvestment Risk. A decline in market rates may result in less attractive reinvestment opportunities and affect the Fund’s ability to meet its investment objective.

•
Sovereign Debt Risk. Investments in non-U.S. sovereign debt securities can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner.

•
U.S. Government Securities Risk. U.S. government obligations are affected by changes or expected changes in interest rates, among other things. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, such obligations are still subject to credit risk. Securities issued or guaranteed by federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Moreover, some securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. government will do so.

•
When-Issued, Delayed Delivery and Forward Commitment Transactions Risk. When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not anticipate future gains or losses with respect to the security. These transactions are also subject to counterparty risk, which is described above.

•
Zero Coupon Securities Risk. Zero coupon securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than comparable securities that pay periodic interest.

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Performance

As of the date of this Prospectus, the Fund does not have a full calendar year of performance to compare against a broad measure of market performance. Accordingly, performance information is not provided at this time. Performance information will be available after the Fund has been in operation for one calendar year. At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance. See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently allocates Funds assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Janus
Portfolio Manager(s)	Position with Janus	Length of Service to the Fund
Gibson Smith	Chief Investment Officer Fixed Income and Portfolio Manager	Since Inception
Darrell Watters	Portfolio Manager	Since Inception

Loomis Sayles
Portfolio Manager(s)	Position with Loomis Sayles	Length of Service to the Fund
Matthew J. Eagan, CFA	Vice President and Portfolio Manager	Since Inception
Daniel J. Fuss, CFA, CIC	Vice Chairman, Director and Portfolio Manager	Since Inception
Brian P. Kennedy	Vice President and Portfolio Manager	Since Inception
Elaine M. Stokes	Vice President and Portfolio Manager	Since Inception

MetWest
Portfolio Manager(s)	Position with MetWest	Length of Service to the Fund
Tad Rivelle	Chief Investment Officer, Generalist Portfolio Manager	Since Inception
Laird Landmann	President, Generalist Portfolio Manager	Since Inception
Stephen Kane, CFA	Group Managing Director, Generalist Portfolio Manager	Since Inception
Bryan Whalen, CFA	Group Managing Director, Generalist Portfolio Manager	Since Inception

T. Rowe Price
Portfolio Manager(s)	Position with T. Rowe Price	Length of Service to the Fund
Daniel O. Shackelford, CFA	Vice President, Portfolio Manager, and Chairman of Investment Advisory Committee	Since Inception
Brian J. Brennan, CFA	Vice President and Portfolio Manager	Since Inception

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Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. Orders to sell or “redeem” shares must be placed directly with Edward Jones or your local Edward Jones financial advisor. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

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SUMMARY SECTION

Bridge Builder Large Cap Growth Fund

Investment Objective

The investment objective of Bridge Builder Large Cap Growth Fund (the “Fund” or the "Large Cap Growth Fund") is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.44%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)%
Total Annual Fund Operating Expenses	%
Less Waivers(1)	( %)
Net Annual Fund Operating Expenses	%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2016 , to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated with the approval of the Board of Trustees. Such waivers are not subject to reimbursement by the Fund.

(2)	Other expenses are based on estimated amounts for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2016 ). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the fiscal period from April 27, 2015 (commencement of Fund operations) to June 30, 2015, the Fund's portfolio turnover rate was __% (annualized) of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as investment companies (see below) that seek to track the performance of securities of large capitalization companies. The Fund defines large capitalization companies as companies whose market capitalizations typically fall within the range of the Russell 1000 Index (as of June 30, 2015, companies with capitalizations of at least approximately $3.3 billion). While the Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium and small capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Fund follows an investing style that favors growth investments.

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The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of its portion of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers: Lazard Asset Management LLC (“Lazard”); Sustainable Growth Advisers, LP (“SGA”); Jennison Associates LLC (“Jennison”); William Blair Investment Management, LLC (“William Blair”); and BlackRock Investment Management, LLC (“BlackRock”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board of Trustees with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Lazard’s Principal Investment Strategies

Lazard invests primarily in equity securities, principally common stocks, of U.S. companies that Lazard believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. Although Lazard generally focuses on large capitalization companies, the market capitalizations of issuers in which Lazard invests may vary with market conditions and Lazard also may invest in medium capitalization and small capitalization companies.

SGA’s Principal Investment Strategies

SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA seeks to identify large capitalization companies that exhibit characteristics such as pricing power, repeat revenue streams and global reach that, in SGA’s judgment, have the potential for long-term earnings growth within the context of low business risk. SGA employs an intensive internal research and a bottom-up stock selection approach. SGA selects investments that it believes have superior long-term earnings prospects and attractive valuation. SGA seeks to sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

Jennison’s Principal Investment Strategies

Jennison seeks investments whose price will increase over the long term. It invests in equity and equity-related securities of companies that it believes have strong capital appreciation potential. In deciding which equities to buy, Jennison uses what is known as a growth investment style. It follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Jennison’s confidence in potential issuer earnings is an important part of the selection process.

William Blair’s Principal Investment Strategies

William Blair invests primarily in a diversified portfolio of equity securities of domestic growth companies of  variety of sizes that are expected to exhibit quality growth characteristics. William Blair performs fundamental company analysis and focuses on stock selection.

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BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. The criterion for the selection of investments is the Russell 1000® Growth Index.

Principal Risks

Since the Fund will hold securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●
Currency Risk. As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

●
Derivatives Risk. An investment in derivatives (such as futures) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Futures may create investment leverage so that when a futures contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the futures contract may not provide the anticipated protection, causing the Fund to lose money on both the futures contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures are also subject to correlation risk, which is the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of futures is also subject to market risk and liquidity risk, each of which is described below.

●
Equity Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions and/or economic conditions.

●
Foreign Securities (including Emerging Markets) Risk. The risks of investing in foreign securities, including those in emerging markets, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

●
Growth Style Risk. The Fund is managed primarily in a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles.

●
Investment Company and Exchange-Traded Fund Risk. An investment company, including an exchange-traded fund (“ETF”), in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

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●
Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

•
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities at desirable times or prices.

●
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments.

●
Multi-Manager and Multi-Style Management Risk. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could experience overlapping or conflicting securities transactions. Certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.

●	New Fund Risk. The Fund is new and has less than one year of operating history, and there can be no assurance that the Fund will be able to maintain an economically viable size.

•
Passive Management Risk. Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell 1000 Growth Index, the Fund faces a risk of poor performance if the Russell 1000 Growth Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise the Russell 1000 Growth Index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 1000 Growth Index.

●
Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

●	Real Estate Investment Trusts (REITs) Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●
Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. The risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Reg ulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory and judicial actions which could have a substantial adverse effect on the Fund's performance.

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●
Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks as these companies may have less operating history, narrower product or customer markets and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

Performance

As of the date of this Prospectus, the Fund does not have a full calendar year of performance to compare against a broad measure of market performance. Accordingly, performance information is not provided at this time. Performance information will be available after the Fund has been in operation for one calendar year. At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance. See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Lazard
Portfolio Manager(s)	Position with Lazard	Length of Service to the Fund
Andrew Lacey	Portfolio Manager/Analyst	Since inception
Martin Flood	Portfolio Manager/Analyst	Since inception
Ronald Temple, CFA	Portfolio Manager/Analyst	Since inception
Richard Tutino, CFA	Portfolio Manager/Analyst	Since inception

SGA
Portfolio Manager(s)	Position with SGA	Length of Service to the Fund
George P. Fraise	Portfolio Manager/Analyst	Since inception
Gordon M. Marchand, CFA	Portfolio Manager/Analyst	Since inception
Robert L. Rohn	Portfolio Manager/Analyst	Since inception

Jennison
Portfolio Manager(s)	Position with Jennison	Length of Service to the Fund
Kathleen A. McCarragher	Managing Director	Since inception
Blair A. Boyer	Managing Director	Since inception

William Blair
Portfolio Manager(s)	Position with William Blair	Length of Service to the Fund
David C. Fording	Partner and Portfolio Manager	Since inception
John F. Jostrand	Partner and Portfolio Manager	Since inception

BlackRock
Portfolio Manager(s)	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since inception
Chris Bliss	Managing Director, Portfolio Manager	Since inception
Greg Savage	Managing Director, Portfolio Manager	Since inception

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Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. Orders to sell or “redeem” shares must be placed directly with Edward Jones or your local Edward Jones financial advisor. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

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SUMMARY SECTION

Bridge Builder Large Cap Value Fund

Investment Objective

The investment objective of Bridge Builder Large Cap Value Fund (the “Fund” or the "Large Cap Value Fund") is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.44%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)%
Total Annual Fund Operating Expenses	%
Less Waivers(1)	(%)
Net Annual Fund Operating Expenses	%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28 , 2016 to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated with the approval of the Board of Trustees. Such waivers are not subject to reimbursement by the Fund.

(2)	Other expenses are based on estimated amounts for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28 , 2016). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from April 27, 2015 (commencement of Fund operations) to June 30, 2015, the Fund's portfolio turnover rate was __% (annualized) of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below), with economic characteristics that seek to track the performance of large capitalization companies. The Fund defines large capitalization companies as companies whose market capitalizations typically fall within the range of the Russell 1000 Index (as of June 30, 2015, companies with capitalizations of at least approximately $3.3 billion). While the Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium and small capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Fund follows an investing style that favors value investments.

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The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers: Artisan Partners Limited Partnership (“Artisan”); Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”); Wellington Management Company LLP (“Wellington Management”); and BlackRock Investment Management, LLC (“BlackRock”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board of Trustees with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Artisan’s Principal Investment Strategies

Artisan employs a fundamental investment process to construct a diversified portfolio of equity securities across a broad capitalization range. Artisan seeks to invest in companies that are undervalued, in solid financial condition and have attractive business economics. Artisan believes that companies with these characteristics are less likely to experience eroding values over the long term.

Artisan values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. Artisan prefers companies with an acceptable level of debt and positive cash flow. At a minimum, Artisan seeks to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders. Artisan favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

Barrow Hanley’s Principal Investment Strategies

Barrow Hanley’s approach to the equity market is based on the underlying philosophy that markets are inefficient. Barrow Hanley believes these inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis. Barrow Hanley seeks to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below-average risks. Barrow Hanley implements this strategy by seeking to construct portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (as measured by the S&P 500).

Wellington Management’s Principal Investment Strategies

Wellington Management invests primarily in equity securities. Although Wellington Management may invest in the securities of companies with any market capitalization, Wellington Management normally invests a significant portion of its assets in the equity securities of large-capitalization companies.

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Wellington Management uses substantial proprietary, fundamental research resources to identify companies with superior prospects for dividend growth and capital appreciation that sell at reasonable valuation levels. Wellington Management believes that above average growth in dividends is an effective and often overlooked indicator of higher quality, shareholder-oriented companies that have the ability to produce consistent, above-average returns over the long term.

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. The criterion for the selection of investments is the Russell 1000® Value Index.

Principal Risks

Since the Fund will hold securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●
Currency Risk. As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Large Value Growth Fund would be adversely affected.

●
Derivatives Risk. An investment in derivatives (such as futures) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Futures may create investment leverage so that when a futures contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the futures contract may not provide the anticipated protection, causing the Fund to lose money on both the futures contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures are also subject to correlation risk, which is the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of futures is also subject to market risk and liquidity risk, each of which is described below.

●
Equity Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions and/or economic conditions.

●
Foreign Securities (including Emerging Markets) Risk. The risks of investing in foreign securities, including those in emerging markets, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

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●
Investment Company and Exchange-Traded Fund Risk. An investment company, including an exchange-traded fund (“ETF”), in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

●
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities at desirable times or prices.

●
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments.

●
Multi-Manager and Multi-Style Management Risk. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could experience overlapping or conflicting securities transactions. Certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.

●	New Fund Risk. The Fund is new and has operating history of less than one year, and there can be no assurance that the Fund will be able to maintain an economically viable size.

●
Passive Management Risk. Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell 1000 Value Index, the Fund faces a risk of poor performance if the Russell 1000 Value Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise the Russell 1000 Value Index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 1000 Value Index.

●
Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

●	Real Estate Investment Trusts (REITs) Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●
Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Reg ulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory and judicial actions which could have a substantial adverse effect on the Fund's performance.

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●
Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks as these companies may have less operating history, narrower product or customer markets and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

●
Value Style Risk. The Fund is managed primarily in a value investment style. Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles.

Performance

As of the date of this Prospectus, the Fund does not have a full calendar year of performance to compare against a broad measure of market performance. Accordingly, performance information is not provided at this time. Performance information will be available after the Fund has been in operation for one calendar year. At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance. See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Artisan
Portfolio Manager(s)	Position with Artisan	Length of Service to the Fund
George O. Sertl, Jr.	Managing Director and Portfolio Manager	Since inception
James C. Kieffer	Managing Director and Portfolio Manager	Since inception
Scott C. Satterwhite	Managing Director and Portfolio Manager	Since inception
Daniel L. Kane	Portfolio Manager	Since inception

Barrow Hanley
Portfolio Manager(s)	Position with Barrow Hanley	Length of Service to the Fund
Mark Giambrone	Managing Director, Portfolio Manager	Since inception
Michael Nayfa, CFA	Director, Assistant Portfolio Manager	Since inception
Terry Pelzel, CFA	Director, Assistant Portfolio Manager	Since inception

Wellington Management
Portfolio Manager(s)	Position with Wellington Management	Length of Service to the Fund
Donald J. Kilbride	Senior Managing Director, Equity Portfolio Manager	Since inception

BlackRock
Portfolio Manager(s)	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since inception
Chris Bliss	Managing Director, Portfolio Manager	Since inception
Greg Savage	Managing Director, Portfolio Manager	Since inception

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Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. Orders to sell or “redeem” shares must be placed directly with Edward Jones or your local Edward Jones financial advisor. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

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SUMMARY SECTION

Bridge Builder Small/Mid Cap Growth Fund

Investment Objective

The investment objective of Bridge Builder Small/Mid Cap Growth Fund (the “Fund” or the "Small/Mid Cap Growth Fund") is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)%
Total Annual Fund Operating Expenses	%
Less Waivers (1)	( %)
Net Annual Fund Operating Expenses	%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28 , 2016 to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated with the approval of the Board of Trustees. Such waivers are not subject to reimbursement by the Fund.

(2)	Other expenses are based on estimated amounts for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28 , 2016). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from April 27, 2015 (commencement of Fund operations) to June 30, 2015, the Fund's portfolio turnover rate was __% (annualized) of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of small and mid-capitalization companies. The Fund defines small and mid-capitalization companies as companies whose market capitalizations typically fall within the range of the Russell MidCap Index and the Russell 2000 Index (as of June 30, 2015, companies with capitalizations less than approximately $25 billion). While the Fund primarily invests in equity securities of small and mid-capitalization companies, it may also invest in securities of large capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Fund follows an investing style that favors growth investments.

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The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers: Eagle Asset Management, Inc. (“Eagle”); Champlain Investment Partners, LLC (“Champlain”); ClearBridge Investments, LLC (“ClearBridge”); Stephens Investment Management Group, LLC ("SIMG") and BlackRock Investment Management (“BlackRock”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board of Trustees with respect to the hiring, termination, or replacement of the Sub-advisers. Below is a summary of each Sub-adviser’s principal investment strategies.

Eagle’s Principal Investment Strategies

During normal market conditions, Eagle primarily invests in the equity securities of small-capitalization companies. When making their investment decisions, the portfolio managers generally focus on investing in the securities of small-capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value. The portfolio managers use a three-pronged investment philosophy when evaluating potential additions to the portfolio – quality, valuation, and balance. The portfolio managers seek quality by investing in companies with superior cash-flow generation, management teams with a successful record of business strategy execution, sustainable growth and a defensive business model. They seek attractive valuation using market fluctuations as opportunistic entry points. Finally, the portfolio managers attempt to balance their allocated portion of the Fund’s portfolio through sector-weight policies that provide diversification across major economic sectors.

ClearBridge’s Principal Investment Strategies

ClearBridge’s portfolio managers principally invest in the equity securities of medium capitalization companies or other investments with similar economic characteristics. The portfolio managers normally invest in stocks selected for their long-term growth potential.

ClearBridge’s portfolio managers seek to identify companies with superior prospects for capital appreciation through fundamental analysis. The portfolio managers conduct bottom-up, fundamental research to invest in a focused portfolio that includes those stocks in which the portfolio managers have the greatest conviction. In selecting individual companies for investment, the portfolio managers look for attractive valuations, favorable growth and attractive risk/reward profiles, and strong free cash flow and balance sheets.

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Champlain’s Principal Investment Strategies

Champlain seeks capital appreciation by investing mainly in common stocks of medium-sized companies that it believes have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Through the consistent execution of a fundamental bottom-up investment process, which includes an effort to understand a company’s intrinsic or fair value, Champlain expects to identify a diversified universe of medium-sized companies that trade at a discount to their estimated or intrinsic fair values.

SIMG's Principal Investment Strategies

SIMG evaluates and selects securities of both mid-capitalization and small-capitalization companies. When making its investment decisions, SIMG employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening in an effort to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets. SIMG has two screens—one for core growth stocks and one for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks, in comparison, are experiencing change that could lead to accelerated earnings growth.

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities as represented by the Russell 2500® Growth Index.

Principal Risks

Since the Fund will hold securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●
Currency Risk. As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

●
Derivatives Risk. An investment in derivatives (such as futures) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Futures may create investment leverage so that when a futures contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the futures contract may not provide the anticipated protection, causing the Fund to lose money on both the futures contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures are also subject to correlation risk, which is the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of futures is also subject to market risk and liquidity risk, each of which is described below.

●
Equity Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions and/or economic conditions.

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●
Foreign Securities (including Emerging Markets) Risk. The risks of investing in foreign securities, including those in emerging markets, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

●
Growth Style Risk. The Fund is managed primarily in a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles.

●
Investment Company and Exchange-Traded Fund Risk. An investment company, including an exchange-traded fund (“ETF”), in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

●
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities at desirable times or prices.

●
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments.

●
Multi-Manager and Multi-Style Management Risk. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could experience overlapping or conflicting securities transactions. Certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.

●	New Fund Risk. The Fund is new and and has less than one year of operating history, and there can be no assurance that the Fund will be able to maintain an economically viable size.

●
Passive Management Risk. Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell 2500 Growth Index, the Fund faces a risk of poor performance if the Russell 2500 Growth Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise the Russell 2500 Growth Index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 2500 Growth Index.

●
Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

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●	Real Estate Investment Trusts (REITs) Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●
Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Reg ulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory and judicial actions which could have a substantial adverse effect on the Fund's performance.

●
Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks as these companies may have less operating history, narrower product or customer markets and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

Performance

As of the date of this Prospectus, the Fund does not have a full calendar year of performance to compare against a broad measure of market performance. Accordingly, performance information is not provided at this time. Performance information will be available after the Fund has been in operation for one calendar year. At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance. See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Eagle
Portfolio Manager(s)	Position with Eagle	Length of Service to the Fund
Charles Schwartz	Portfolio Manager	Since inception
Betsy Pecor	Portfolio Manager	Since inception
Matt McGeary	Portfolio Manager	Since inception

ClearBridge
Portfolio Manager(s)	Position with ClearBridge	Length of Service to the Fund
Brian Angerame	Managing Director, Portfolio Manager	Since inception
Derek Deutsch, CFA	Managing Director, Portfolio Manager	Since inception
Aram Green	Managing Director, Portfolio Manager	Since inception
Jeffrey Russell, CFA	Managing Director, Portfolio Manager	Since inception

Champlain
Portfolio Manager(s)	Position with Champlain	Length of Service to the Fund
Scott Brayman	Chief Investment Officer/ Managing Partner	Since inception

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SIMG
Portfolio Manager(s)	Position with SIMG	Length of Service to the Fund
Ryan Crane, CFA	Chief Investment Officer	Since August 2015

BlackRock
Portfolio Manager(s)	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since inception
Chris Bliss	Managing Director, Portfolio Manager	Since inception
Greg Savage	Managing Director, Portfolio Manager	Since inception

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. Orders to sell or “redeem” shares must be placed directly with Edward Jones or your local Edward Jones financial advisor. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

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SUMMARY SECTION

Bridge Builder Small/Mid Cap Value Fund

Investment Objective

The investment objective of Bridge Builder Small/Mid Cap Value Fund (the “Fund” or the "Small/Mid Cap Value Fund") is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)%
Total Annual Fund Operating Expenses	%
Less Waivers (1)	( %)
Net Annual Fund Operating Expenses	%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28 , 2016, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated with the approval of the Board of Trustees. Such waivers are not subject to reimbursement by the Fund.

(2)	Other expenses are based on estimated amounts for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28 , 2016). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from April 27, 2015 (commencement of Fund operations) to June 30, 2015, the Fund's portfolio turnover rate was __% (annualized) of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of securities of small- and mid-capitalization companies. The Fund defines small and mid-capitalization companies as companies whose market capitalizations typically fall within the range of the Russell MidCap Index and the Russell 2000 Index (as of June 30, 2015, companies with capitalizations less than approximately $25 billion). While the Fund primarily invests in equity securities of small and mid-capitalization companies, it may also invest in securities of large capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Fund follows an investing style that favors value investments.

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The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, when a Sub-adviser perceives deterioration in the credit fundamentals of the issuer, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the duration or asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently allocates Fund assets for each investment strategy to the following Sub-Advisers: Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”); Boston Partners (“Boston Partners”); Silvercrest Asset Management Group LLC (“Silvercrest”); Advisory Research, Inc. (“Advisory Research”); and BlackRock Investment Management, LLC (“BlackRock”). The Adviser may adjust allocations to the Sub-advisers or make recommendations to the Board of Trustees with respect to the hiring, termination, or replacement of the Sub-advisers at any time. Below is a summary of each Sub-adviser’s principal investment strategies.

Vaughan Nelson’s Principal Investment Strategies

Vaughan Nelson primarily invests in medium-capitalization companies with a focus on those companies meeting Vaughan Nelson’s return expectations. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

● Companies earning a positive return on capital with stable-to-improving returns;
● Companies valued at a discount to their asset value; and
● Companies with an attractive and sustainable dividend level.

Boston Partners’ Principal Investment Strategies

Boston Partners primarily invests in medium-capitalization companies. Boston Partners uses bottom-up fundamental analysis to make investment decisions. Boston Partners’ strategy is designed to identify companies with attractive valuation, sound business fundamentals, and improving business momentum. The Boston Partners strategy seeks to add value through bottom-up stock selection.

Silvercrest’s Principal Investment Strategies

Silvercrest primarily invests in small-capitalization companies. These companies typically possess, in the opinion of the portfolio manager, one or more of the following attributes:
●	Business that results in relatively consistent longer-term earning and cash flow growth;
●	Franchise/asset value that may make the company attractive to potential acquirers;
●	Cyclically depressed earnings and/or cash flow that has potential for improvement; or
●	A catalyst that will promote recognition of the company’s undervalued status.

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Advisory Research’s Principal Investment Strategies

Advisory Research primarily invests in equity securities of small cap companies. Advisory Research uses a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value. The strategy invests in stocks that Advisory Research believes are profitable, undervalued on a price to book basis, and exhibit low levels of leverage. Advisory Research invests primarily in equity securities of U.S. issuers, which may include companies that are located outside the U.S. but issue equity securities that are publicly traded on a U.S. exchange.

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities as represented by the Russell 2500® Value Index.

Principal Risks

Since the Fund will hold securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●
Currency Risk. As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

●
Derivatives Risk. An investment in derivatives (such as futures) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Futures may create investment leverage so that when a futures contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the futures contract may not provide the anticipated protection, causing the Fund to lose money on both the futures contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures are also subject to correlation risk, which is the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of futures is also subject to market risk and liquidity risk, each of which is described below.

●
Equity Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions and/or economic conditions.

●
Foreign Securities (including Emerging Markets) Risk. The risks of investing in foreign securities, including those in emerging markets, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

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●
Investment Company and Exchange-Traded Fund Risk. An investment company, including an exchange-traded fund (“ETF”), in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

●
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments.

●
Multi-Manager and Multi-Style Management Risk. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could experience overlapping or conflicting securities transactions. Certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.

●	New Fund Risk. The Fund is new and and has less than one year of operating history, and there can be no assurance that the Fund will be able to maintain an economically viable size.

●
Passive Management Risk. Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell 2500 Value Index, the Fund faces a risk of poor performance if the Russell 2500 Value Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise the Russell 2500 Value Index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 2500 Value Index.

●
Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

●	Real Estate Investment Trusts (REITs) Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●
Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●
Reg ulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory and judicial actions which could have a substantial adverse effect on the Fund's performance.

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●
Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks as these companies may have less operating history, narrower product or customer markets and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

●
Value Style Risk. The Fund is managed primarily in a value investment style. Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles.

Performance

As of the date of this Prospectus, the Fund does not have a full calendar year of performance to compare against a broad measure of market performance. Accordingly, performance information is not provided at this time. Performance information will be available after the Fund has been in operation for one calendar year. At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance. See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Vaughan Nelson

Portfolio Manager(s)	Position with Vaughan Nelson	Length of Service to the Fund
Dennis G. Alff, CFA	Senior Portfolio Manager (Lead)	Since inception
Chad D. Fargason, Ph.D.	Senior Portfolio Manager	Since inception
Chris D. Wallis, CFA	CEO and Senior Portfolio Manager	Since inception
Scott J. Weber, CFA	Senior Portfolio Manager	Since inception

Boston Partners

Portfolio Manager(s)	Position with Boston Partners	Length of Service to the Fund
Steven Pollack, CFA	Portfolio Manager	Since inception

Silvercrest

Portfolio Manager(s)	Position with Silvercrest	Length of Service to the Fund
Roger W. Vogel, CFA	Managing Director and Portfolio Manager	Since inception

Advisory Research

Portfolio Manager(s)	Position with Advisory Research	Length of Service to the Fund
Matthew Swaim	Portfolio Manager	Since inception
James Langer	Portfolio Manager	Since inception
Bruce Zessar	Portfolio Manager	Since inception

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BlackRock

Portfolio Manager(s)	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since inception
Chris Bliss	Managing Director, Portfolio Manager	Since inception
Greg Savage	Managing Director, Portfolio Manager	Since inception
Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. Orders to sell or “redeem” shares must be placed directly with Edward Jones or your local Edward Jones financial advisor. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

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SUMMARY SECTION

Bridge Builder International Equity Fund

Investment Objective

The investment objective of the Bridge Builder International Equity Fund (the “Fund” or the "International Equity Fund") is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.60%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)%
Total Annual Fund Operating Expenses	%
Less Waivers (1)	( %)
Net Annual Fund Operating Expenses	%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2016, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated with the approval of the Board of Trustees. Such waivers are not subject to reimbursement by the Fund.

(2)	Other expenses are based on estimated amounts for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2016). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund only recently commenced operations (July 6, 2015), no portfolio turnover information is presented.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities and other instruments, such as derivative instruments (see below), with economic characteristics similar to equity securities, and certain investment companies that seek to track the performance of equity securities. The Fund will primarily invest in non-U.S. dollar denominated securities of large capitalization companies that derive a majority of their revenues or profits from a country or countries other than the United States. The Fund may also invest in securities of medium and small capitalization companies. The Fund invests principally in equity securities issued by companies in developed countries, but may also invest in companies in emerging markets or developing countries. The Fund may also invest in U.S. dollar-denominated securities issued by foreign entities, American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the Fund may also buy or sell derivatives, principally futures contracts for cash equitization purposes, and forward contracts and options for currency hedging.

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The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers that will be retained by the Fund and the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently allocates Fund assets to the following Sub-advisers: Baillie Gifford Overseas Limited (“Baillie Gifford Overseas”); BlackRock Investment Management, LLC (“BlackRock”); Edinburgh Partners Limited (“Edinburgh Partners”); Manning & Napier Advisors, LLC (“Manning & Napier”); Mondrian Investment Partners Limited (“Mondrian”); and WCM Investment Management (“WCM”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board of Trustees with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Baillie Gifford Overseas’ Principal Investment Strategies

Baillie Gifford Overseas’ strategy will primarily invest in non-U.S. dollar denominated securities that derive a majority of their revenues or profits from a country or countries other than the United States. Baillie Gifford Overseas’ strategy aims to add value through active management, by making long-term investments in well managed, quality businesses that enjoy sustainable competitive advantages in their marketplace.

BlackRock’s Principal Investment Strategies

BlackRock’s equity index strategy invests and reinvests in a portfolio of international equity securities whose total rates of return will approximate as closely as practicable the capitalization weighted total rates of return of the markets in certain countries for equity securities traded outside the United States. The primary criterion for inclusion of investments in each country’s equity markets shall be based on a developed, non-US, large capitalization equity index (“International Index”).

Edinburgh Partners’ Principal Investment Strategies

Edinburgh Partners’ International Equity strategy employs a disciplined, long-only, value-oriented, global investment strategy to select stocks. Edinburgh Partners aims to identify and buy undervalued non-U.S. companies, including those in the emerging markets, and hold them until share prices reflect, in Edinburgh Partners’ view, their long-term earnings potential. The firm’s investment philosophy is based on the belief that a portfolio of companies with below-average five-year forward price/earnings (P/E) ratios will outperform the market over the long run. Therefore, the firm’s research focuses primarily on seeking to accurately forecast five-year forward P/E ratios. The security selection process is unconstrained, portfolio holdings are concentrated, and turnover is expected to be low.

Manning & Napier’s Principal Investment Strategies

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Manning & Napier’s Core Non-U.S. Equity Strategy uses a “bottom-up” strategy, focusing on individual security selection to choose stocks from companies around the world. Manning & Napier analyzes factors such as the management, financial condition, and market position of individual companies to select companies that it believes will make attractive long-term investments. In selecting individual securities, Manning & Napier uses fundamental analysis and looks for one or more of the following characteristics:

1.	Strong strategic profiles (e.g., strong market position, benefits from technology, market share gains in a mature market and high barriers to entry).
2.	Companies well-positioned to benefit from an anticipated upturn in an industry sub-sector due to sharply reduced competition and improving demand.
3.	Companies trading at very low valuations relative to fundamental or break-up value.

Manning & Napier’s Core Non-U.S. Equity strategy invests primarily in common stocks of foreign companies, which may be located both in developed and in emerging markets. Manning & Napier may also invest in ADRs and other U.S. dollar denominated securities of foreign issuers and U.S. stocks as well as in stocks of small, large, or mid-size companies. Manning & Napier may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.

Mondrian’s Principal Investment Strategies

Mondrian’s Focused International Equity strategy will invest primarily in equity securities of non-U.S. large capitalization issuers, including the securities of emerging market companies, that in Mondrian’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by Mondrian.

WCM’s Principal Investment Strategies

WCM’s Focused Growth International strategy uses a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a high probability for superior future growth. WCM’s investment process focuses on seeking industry leading companies that WCM believes possess growing competitive advantages; corporate cultures emphasizing strong, quality and experienced management; low or no debt; and attractive relative valuations. WCM also considers other factors in selecting securities, including political risk, monetary policy risk, and regulatory risk.

Although WCM may invest in securities of companies of any size, WCM will generally invest in large, established multinational companies. WCM generally will invest in securities of companies located in different regions and in at least three different countries. From time to time, WCM may have a significant portion of its allocated assets invested in the securities of companies in one or a few countries or regions.

Principal Risks

Since the Fund will hold securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

●
American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●	Counterparty Risk. When the Fund enters into an investment contract, such as a derivative, the Fund is exposed to the risk that the other party will not fulfill its contractual obligations.

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●
Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

●
Derivatives Risk. An investment in derivatives (such as futures contracts, forward contracts or options) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative contract may not provide the anticipated protection, causing the Fund to lose money on both the contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative contract may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk and liquidity risk, each of which is described below. The Fund’s use of forward contracts is also subject to the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation.

●
Emerging Markets Securities Risk. A fund that invests a significant portion of its assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than a fund investing primarily in more-developed foreign markets since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, the risks of investing in developed foreign countries.

●
Equity Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions and/or economic conditions.

●
Foreign Securities Risk. The risks of investing in foreign securities including through ADRs and GDRs, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

●
Geographic Focus Risk. To the extent that a significant portion of the Fund’s portfolio is invested in the securities of companies in a particular country or region, the Fund will be subject to greater risk of loss and price volatility than a fund holding more geographically diverse investments.

●
Growth Style Risk. The Fund is managed partially in a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles.

●
Investment Company and Exchange-Traded Fund Risk. An investment company, including an exchange-traded fund (“ETF”), in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●	Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

●	Larger Company Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks.

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●	Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities at desirable times or prices.

●
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments.

●
Multi-Manager and Multi-Style Management Risk. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could experience overlapping or conflicting securities transactions. Certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.

●	New Fund Risk. The Fund is new and has less than one year of operating history, and there can be no assurance that the Fund will be able to maintain an economically viable size.

●
Passive Management Risk. Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the International Index, the Fund faces a risk of poor performance if the International Index declines generally or performs poorly relative to U.S. equity indexes, other international equity indexes or individual stocks, the stock of companies which comprise the International Index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the International Index.

●
Portfolio Turnover Risk. The Fund may buy and sell investments frequently resulting in higher transaction costs, including brokerage commissions. Frequent transactions may increase the amount of capital gains (in particular, short term gains) realized by the Fund, and shareholders may pay tax on such capital gains.

●	Real Estate Investment Trusts (REITs). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

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Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

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Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory and judicial actions which could have a substantial adverse effect on the Fund's performance.

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Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks as these companies may have less operating history, narrower product or customer markets and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

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Swap Agreement Risk. Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. An interest-rate swap typically involves two parties exchanging periodic payments based on a predefined notional amount, with one party paying a fixed payment while the other party pays a floating payment based on a reference rate. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

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Value Style Risk. Because the Fund in part focuses on value investments, its performance may at times be better or worse that the performance of funds that focus on other types of investments. Value-style investments tend to be inexpensive relative to their earnings or assets compared to other types of investments, but may not ever realize their full value.

Performance

As of the date of this Prospectus, the Fund does not have a full calendar year of performance to compare against a broad measure of market performance. Accordingly, performance information is not provided at this time. Performance information will be available after the Fund has been in operation for one calendar year. At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance. See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Baillie Gifford Overseas

Portfolio Manager(s)	Position with Baillie Gifford	Length of Service to the Fund
Gerard Callahan	Investment Manager	Since Inception
Joe Faraday Iain Campbell Tom Walsh Moritz Sitte	Investment Manager Investment Manager Investment Manager Investment Manager	Since Inception Since Inception Since Inception Since Inception

BlackRock
Portfolio Manager(s)	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Chris Bliss	Managing Director, Portfolio Manager	Since Inception
Greg Savage	Managing Director, Portfolio Manager	Since Inception

Edinburgh Partners
Portfolio Manager(s)	Position with Edinburgh Partners	Length of Service to the Fund
Anthony Mather	Investment Partner	Since Inception
Sandy Nairn	Investment Partner & CEO	Since Inception

Manning & Napier
Portfolio Manager(s)	Position with Manning & Napier	Length of Service to the Fund
Ebrahim Busheri, CFA®	Director of Investments	Since Inception
Jeffrey W. Donlon, CFA®	Senior Analyst/Managing Director of Technology Group	Since Inception
Marc Tommasi	Head of Global Investment Strategy, Senior Analyst/Managing Director of Global Strategies Group	Since Inception
Ajay Sadarangani, CFA®	Senior Analyst/Managing Director of Emerging Growth Group	Since Inception

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Mondrian
Portfolio Manager(s)	Position with Mondrian	Length of Service to the Fund
Elizabeth Desmond	Director, CIO – International Equities	Since Inception
Nigel Bliss	Senior Portfolio Manager	Since Inception
Andrew Porter	Senior Portfolio Manager	Since Inception
Alex Simcox	Portfolio Manager	Since Inception

WCM
Portfolio Manager(s)	Position with WCM	Length of Service to the Fund
Paul R. Black	President, Co-CEO and Portfolio Manager	Since Inception
Peter J. Hunkel	Portfolio Manager and Business Analyst	Since Inception
Michael B. Trigg	Portfolio Manager and Business Analyst	Since Inception
Kurt R. Winrich, CFA	Chairman, Co-CEO and Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. Orders to sell or “redeem” shares must be placed directly with Edward Jones or your local Edward Jones financial advisor. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

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ADDITIONAL INFORMATION REGARDING THE
FUNDS' INVESTMENT OBJECTIVES AND STRATEGIES

BRIDGE BUILDER CORE BOND FUND

Investment Objective

The Core Bond Fund’s investment objective is to provide total return (capital appreciation plus income). The investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies

Under normal market conditions, the Core Bond Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities and other instruments, such as derivatives and other investment companies (see below), with economic characteristics similar to fixed income securities. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.

The Core Bond Fund’s assets are allocated across different fixed-income market sectors and maturities. Most of the Core Bond Fund’s investments are fixed-income securities issued or guaranteed by the U.S. government or its agencies, municipalities, U.S. corporate issuers, ABS, privately-issued securities (e.g., Rule 144A securities), and mortgage-related and MBS, including pass-through securities, ARMs, CMOs, IOs, POs, inverse floaters, privately-issued MBS, CMBS and mortgage dollar rolls. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including TBA commitments. The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Core Bond Fund at an established price with payment and delivery taking place in the future. The Core Bond Fund may invest up to 5% of its assets in securities deemed below investment grade, also known as “junk bonds.” Investment grade securities are those securities that, at the time of purchase, are rated at or above Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), BBB- by Standard & Poor’s Corporation (“S&P”), or an equivalent rating by another nationally recognized securities rating organization (“NRSRO”), or securities that are unrated but deemed by the Sub-adviser to be comparable in quality to instruments that are so rated.

The highest rating by a NRSRO is used to determine if a bond is considered investment-grade. If securities held by the Core Bond Fund were investment grade at the time of purchase but are subsequently downgraded to below investment grade, causing the Core Bond Fund to hold more than 5% in non-investment grade securities, the Core Bond Fund is not required to sell non-investment grade securities; however, the Core Bond Fund is prohibited from making further purchases of non-investment grade securities. Similarly, if the market value of non-investment grade securities in the Core Bond Fund exceeds 5% of the Core Bond Fund’s total net assets due to market fluctuation, the Core Bond Fund is not required to sell non-investment grade securities, although it is prohibited from making further purchases of non-investment grade securities.

The Core Bond Fund may invest in U.S. dollar-denominated securities issued by foreign entities, including emerging market securities.

The Core Bond Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Core Bond Fund’s investment objective. The other investment companies in which the Core Bond Fund may invest have similar investment objectives to that of the Core Bond Fund or otherwise are permitted to invest in the same or similar investments as the Core Bond Fund.

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The Core Bond Fund may invest up to 20% of its net assets in futures, primarily interest rate and U.S. Treasury futures. The Core Bond Fund may buy or sell these derivative securities to gain or hedge exposure to risk factors or alter the portfolio’s investment characteristics. Futures are a type of derivative, which are instruments that have a value based on another instrument, exchange rate or index. The Core Bond Fund may also use futures as substitutes for securities in which the Core Bond Fund can invest.

Temporary Defensive Positions: The Core Bond Fund may, from time to time, take temporary defensive positions that are inconsistent with the Core Bond Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such period, 100% of the Core Bond Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. In addition, during such periods, the Core Bond Fund may invest up to 15% of its net assets in certain other derivatives, primarily forward contracts, interest rate swaps, total return swaps, and credit default swaps, measured at notional value. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser and/or the Adviser judges that market conditions make pursuing the Core Bond Fund’s investment strategies inconsistent with the best interests of its shareholders. A Sub-adviser and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit the Core Bond Fund’s losses or to create liquidity in anticipation of redemptions. When the Core Bond Fund takes temporary defensive positions, it may not achieve its investment objective.

Short-term Positions: From time to time, the Core Bond Fund may invest in short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments.

The Core Bond Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers. Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Core Bond Fund’s assets (each an “Allocated Portion”). The Core Bond Fund is designed to allow Sub-advisers to invest in various fixed income market sectors.

Each Sub-adviser’s principal investment strategies are set forth below:

Baird’s Principal Investment Strategies

Baird’s risk-controlled approach to active bond management emphasizes the value of bottom-up security selection with a disciplined duration approach. Permissible securities are evaluated based on the credit fundamentals for corporate issues, the underlying collateral and structure of MBS and ABS, any additional structural risks of the security itself and market liquidity risk. This risk identification process is facilitated by the use of multiple quantitative models coupled with highly experienced portfolio managers interpreting the output from these models and providing an additional qualitative assessment of the inherent risk in the security. After the risks of a security are quantified, the valuation is compared to securities with a similar risk profile within and across various sectors. This relative value analysis helps Baird select the securities it believes are undervalued and that have the best risk-adjusted expected return potential within the permissible universe of bonds.

Baird’s portfolio construction process assembles these securities with above-average risk-adjusted expected returns focusing on risk control relative to the benchmark and the discipline of diversification. Baird generally will sell a security when, on a relative basis and in Baird’s opinion, it will no longer help its Allocated Portion attain its objectives.

JPMIM’s Principal Investment Strategies

JPMIM invests principally in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, ABS, mortgage-related securities and MBS, and cash and cash equivalents. Mortgage-related securities and MBS may be structured as collateralized mortgage obligations (agency and non-agency), stripped MBS, commercial MBS, or mortgage pass-through securities. These securities may be structured such that payments consist of only principal payments, only interest payments or both principal and interest payments.

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JPMIM invests its Allocated Portion in bonds which generally have intermediate to long maturities. The average weighted maturity of its Allocated Portion will ordinarily range between four and twelve years but may be shorter than four years or longer than twelve years if deemed appropriate. Because of its holdings in ABS, MBS and similar securities, its Allocated Portion’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held within its Allocated Portion, given certain prepayment assumptions (also known as weighted average life).

Securities within JPMIM’s Allocated Portion may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or foreign government or its agencies and instrumentalities. JPMIM may, in its sole discretion, invest a significant portion or all of its Allocated Portion in mortgage-related securities and MBS.

JPMIM buys and sells securities and investments for its Allocated Portion based on its view of individual securities and market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles. JPMIM is value-oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

Loomis Sayles' Principal Investment Strategies

Loomis Sayles’ investment philosophy focuses on research-driven, relative value investing on a risk-adjusted basis, adding value primarily through security selection while continually managing risk in the portfolio. Loomis Sayles’ objective with respect to its Allocated Portion is to consistently outperform, over time, a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable fixed income market, including Treasury securities, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Under normal circumstances, Loomis Sayles will seek to invest in the following U.S. dollar-denominated, investment grade, fixed income securities: debt securities issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities; corporate bonds issued by U.S. and foreign companies; taxable municipal securities; residential and commercial MBS and other ABS; and mortgage dollar rolls.

Prudential’s Principal Investment Strategies

Prudential’s strategy is based on the philosophy that research-driven security selection is the most consistent strategy for adding value to client portfolios. Prudential complements that base strategy with modest sector rotation, duration management, and disciplined trade execution. Prudential uses a team approach to attempt to add value by tilting toward fixed income sectors that it believes are attractive and by utilizing its extensive research capabilities to choose attractive fixed-income securities within sectors. Fixed-income securities include corporate and non-corporate debt obligations, such as U.S. Government securities. The weighted average maturity of the debt obligations held by its Allocated Portion will normally be between three and thirty years but may be shorter than three years or longer than thirty years if deemed appropriate.

Prudential may invest in securities issued or guaranteed by the U.S. Government or by an agency or instrumentality of the U.S. Government. Prudential may also invest in commercial and residential mortgage-related securities issued or guaranteed by U.S. governmental entities or by private issuers. Mortgage-related securities include collateralized mortgage obligations, multi-class pass-through securities and stripped MBS. Prudential may also invest in ABS. Prudential may also invest in securities of non-U.S. issuers, including emerging market securities, which Prudential refers to as foreign securities, money market instruments and other investment-grade fixed-income securities of foreign issuers.

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BRIDGE BUILDER CORE PLUS BOND FUND

Investment Objective

The investment objective of the Core Plus Bond Fund is to provide total return (capital appreciation plus income). This investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies of the Fund

Under normal market conditions, the Core Plus Bond Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities of any maturity or duration and other instruments, such as derivatives, with economic characteristics similar to fixed income securities, and certain investment companies that seek to track the performance of fixed income securities. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.

The Core Plus Bond Fund’s assets are allocated across different fixed-income market sectors and maturities. Most of the Core Plus Bond Fund’s investments are fixed-income securities issued or guaranteed by the U.S. government, or its agencies, municipalities, U.S. corporate issuers, asset-backed securities (“ABS”) privately-issued securities (e.g., Rule 144A securities), floating rate securities, and mortgage-related and mortgage-backed securities (“MBS”), including pass-through securities, collateralized mortgage obligations (“CMOs”), adjustable rate mortgage securities (“ARMs”), interest-only securities (“IOs”), principal-only securities (“POs”), inverse floaters, sub-prime MBS, privately-issued MBS, commercial mortgage-backed securities (“CMBS”) and mortgage dollar rolls. A mortgage dollar roll is a transaction in which the Core Plus Bond Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Core Plus Bond Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including to be announced MBS (“TBA”). The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future.

The Fund may invest in securities issued by foreign entities, including emerging market securities. In addition, the Fund may invest in a variety of loans, including bank loans, bridge loans, debtor-in-possession loans and mezzanine loans. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may invest in futures contracts, primarily interest rate and U.S. Treasury futures contracts, and in swaps, including interest rate, credit default, total return, and currency swaps. In addition, the Fund may invest in forward contracts. The Fund may buy or sell futures, swaps or forward contracts to gain or hedge exposure to risk factors or alter the portfolio’s investment characteristics.

The Core Plus Bond Fund may invest up to 25% of its assets in securities rated below investment grade, also known as “junk bonds,” or in unrated securities that a Sub-adviser believes are of comparable quality. The Core Plus Bond Fund's investments in junk bonds may include bonds in default. Investment grade securities are those securities that, at the time of purchase, are rated at or above Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), BBB- by Standard & Poor’s Corporation (“S&P”), or an equivalent rating by another nationally recognized securities rating organization (“NRSRO”), or securities that are unrated but deemed by the Sub-adviser to be comparable in quality to instruments that are so rated. If securities held by the Core Plus Bond Fund were investment grade at the time of purchase but are subsequently downgraded to below investment grade, causing the Core Plus Bond Fund to hold more than 25% in non-investment grade securities, the Fund is not required to sell non-investment grade securities; however, the Core Plus Bond Fund is prohibited from making further purchases on non-investment grade securities. Similarly, if the market value of non-investment grade securities in the Core Plus Bond Fund exceeds 25% of the Fund’s total net assets due to market fluctuation, the Core Plus Bond Fund is not required to sell non-investment grade securities, although it is prohibited from making further purchases of non-investment grade securities.

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Temporary Defensive Positions: The Core Plus Bond Fund may, from time to time, take temporary defensive positions that are inconsistent with the Core Plus Bond Fund’s principal investment strategies in attempting to respond to adverse market, economic, liquidity, political or other conditions. For example, during such period, 100% of the Core Plus Bond Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser and/or the Adviser judges that market conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. A Sub-adviser and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit the Core Plus Bond Fund’s losses or to create liquidity in anticipation of redemptions. When the Core Plus Bond Fund takes temporary defensive positions, it may not achieve its investment objective.

Short-term Positions: From time to time, the Core Plus Bond Fund may invest in short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market funds or similar pooled investments.

The Core Plus Bond Fund's portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers that will be retained by the Fund and the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Core Plus Bond Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, or when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities. A Sub-adviser may also sell portfolio securities because of deterioration in the credit fundamentals of the issuer or to readjust the duration or asset allocation of the Core Plus Bond Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Core Plus Bond Fund assets allocated to each Sub-adviser. The Adviser currently allocates Core Plus Bond Fund assets to the following Sub-advisers: Janus, Loomis Sayles, MetWest, and T. Rowe Price. Below is a summary of each Sub-adviser’s principal investment strategies. Allocations to the Sub-advisers may be adjusted at any time.

Janus' Principal Investment Strategies

In selecting securities for its allocated portion of the Core Plus Bond Fund, Janus may include government notes and bonds, corporate bonds, convertible bonds, commercial and residential mortgage-backed securities, and zero-coupon bonds. Janus may also invest in asset-backed securities, money market instruments, commercial loans, and foreign debt securities (which may include investments in emerging markets). Janus seeks to generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

In addition to considering economic factors such as the effect of interest rates on the Core Plus Bond Fund’s investments, Janus portfolio managers apply a “bottom up” approach in choosing investments with respect to its allocated portion of the Core Plus Bond Fund's assets. This means that the portfolio managers look at income-producing securities one at a time to determine if (i) a security is an attractive investment opportunity and (ii) it is consistent with Janus’ and the Fund's investment policies. Janus portfolio managers additionally consider the expected risk-adjusted return on a particular investment and the Core Plus Bond Fund’s overall risk allocations and volatility.

Loomis Sayles' Principal Investment Strategies

Three themes typically drive Loomis Sayles’ investment approach with respect to its allocated portion of the Core Plus Bond Fund's assets. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, Loomis Sayles may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. Loomis Sayles relies primarily on issue selection as the key driver to investment performance. Loomis Sayles will manage the interest rate risks in the portfolio but believes that anticipating changes in rate levels is not the primary source of added value. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities in an effort to find securities that it believes may produce attractive returns in comparison to these securities' risk. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

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In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles’ expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles’ expectations concerning the potential return of those investments.

MetWest's Principal Investment Strategies

MetWest seeks to maximize current income and pursues above average total return consistent with prudent investment management over a full market cycle. MetWest employs a value-oriented fixed income management philosophy and an investment process predicated on a long-term economic outlook, which is determined by the investment team on a quarterly basis and is reviewed constantly. Investments are characterized by diversification among the sectors of the fixed income marketplace. The investment management team seeks to achieve the desired outperformance through the measured and disciplined application of five fixed income management strategies which include duration management, yield curve positioning, sector allocation, security selection, and opportunistic execution.

The first three strategies are top-down in orientation. MetWest starts by establishing its duration target and then determines its preferred yield curve strategy which could be concentrated or distributed across a range of maturities or concentrated at a particular point. Sector overweight or underweight decisions reflect MetWest's view of the current relative value environment. Security selection is a bottom-up process involving the day-to-day fundamental analysis of available bond market opportunities. MetWest's execution approach is characterized by the aggressive and informed negotiation of the prices at which transactions take place.

T. Rowe Price's Principal Investment Strategies

T. Rowe Price’s active investment management approach emphasizes the value of in-depth fundamental research, diversification, and risk management practices. With respect to its allocated portion of the Core Plus Bond Fund's assets, T. Rowe Price’s strategy integrates top-down sector allocation with bottom-up security selection in pursuit of the Core Plus Bond Fund’s investment objective. T. Rowe Price actively manages exposure to dollar-denominated investment-grade fixed income markets and maintains as modest allocation to high yield and non-dollar denominated securities. T. Rowe Price invests primarily in income-producing securities that possess what the Sub-Adviser believes are favorable total return (income plus increases in principal value) characteristics.

T. Rowe Price may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality, or to shift assets into and out of higher-yielding or lower-yielding securities or certain sectors.

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BRIDGE BUILDER LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Large Cap Growth Fund’s investment objective is to provide capital appreciation. The Fund’s investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Large Cap Growth Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below) that seek to track the performance of large capitalization companies. This investment policy may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.

The Large Cap Growth Fund defines large capitalization companies as companies whose market capitalizations typically fall within the range of the Russell 1000 Index (as of June 30, 2015, companies with capitalizations of at least approximately $3.3 billion). While the Large Cap Growth Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium or small capitalization companies. The Large Cap Growth Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities. The Large Cap Growth Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Large Cap Growth Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Large Cap Growth Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Large Cap Growth Fund follows an investing style that favors growth investments.

The Large Cap Growth Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Large Cap Growth Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser or the Adviser judges that market conditions make pursuing the Large Cap Growth Fund’s investment strategies inconsistent with the best interests of shareholders. A Sub-adviser or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Large Cap Growth Fund’s losses or to create liquidity in anticipation of redemption. When the Large Cap Growth Fund takes temporary defensive positions, it may not achieve its investment objective.

The Large Cap Growth Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Large Cap Growth Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of its portion of the Large Cap Growth Fund’s investment portfolio.

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers: Lazard Asset Management LLC (“Lazard”); Sustainable Growth Advisers, LP (“SGA”); Jennison Associates LLC (“Jennison”); William Blair Investment Management, LLC (“William Blair”); and BlackRock Investment Management, LLC (“BlackRock”). Below is a summary of each Sub-adviser’s principal investment strategies. Allocations to the Sub-advisers may be adjusted at any time.

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Lazard’s Principal Investment Strategies

Lazard invests primarily in equity securities, principally common stocks, of U.S. companies that the Lazard believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. Although Lazard generally focuses on large cap companies, the market capitalizations of issuers in which Lazard invests may vary with market conditions and Lazard also may invest in mid cap and small cap companies.

SGA’s Principal Investment Strategies

SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA seeks to identify large capitalization companies that exhibit characteristics such as pricing power, repeat revenue streams and global reach that, in SGA’s judgment, have the potential for long-term earnings growth within the context of low business risk. SGA employs an intensive internal research and a bottom-up stock selection approach. SGA selects investments that it believes have superior long-term earnings prospects and attractive valuation. SGA seeks to sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

Jennison’s Principal Investment Strategies

Jennison seeks investments whose price will increase over the long term. It invests in equity and equity-related securities of companies that it believes have strong capital appreciation potential. In deciding which equities to buy, Jennison uses what is known as a growth investment style. It follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Jennison’s confidence in potential issuer earnings is an important part of the selection process.

William Blair’s Principal Investment Strategies

William Blair invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of domestic growth companies of all sizes that are expected to exhibit quality growth characteristics. William Blair invests primarily in equity securities issued by companies that typically have market capitalizations no smaller than the smallest capitalized company, and no larger than the largest capitalized company, included in the Russell 3000® Index at the time of the William Blair’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held by William Blair. To a limited extent, William Blair may also purchase stocks of companies with business characteristics and growth prospects of companies in the Russell 3000® Index, but that may have a market capitalization outside the range of companies included in the index.

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. Of those 1,000 companies, the Growth Index represents those with a greater-than-median orientation towards growth. Companies in this index generally have higher forecasted growth values than more value-oriented securities. The criterion for the selection of investments is the Russell 1000® Growth Index. When deemed appropriate by BlackRock, BlackRock may invest a portion of the assets allocated to it by the Adviser in futures contracts for the purpose of acting as a temporary substitute for investment in equity securities included in the Russell 1000® Growth Index. Derivatives may be used as a means to invest small liquidity balances and accruals.

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BRIDGE BUILDER LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Large Cap Value Fund’s investment objective is to provide capital appreciation. The Fund’s investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES OF THE LARGE CAP VALUE FUND

The Large Cap Value Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of large capitalization companies. This investment policy may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.

The Large Cap Value Fund defines large capitalization companies as companies whose market capitalizations typically fall within the range of the Russell 1000 Index (as of June 30, 2015, companies with capitalizations of at least approximately $3.3 billion). While the Large Cap Value Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium and small capitalization companies. The Large Cap Value Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities. The Large Cap Value Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Large Cap Value Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Large Cap Value Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Large Cap Value Fund follows an investing style that favors value investments.

The Large Cap Value Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Large Cap Value Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser or the Adviser judges that market conditions make pursuing the Large Cap Value Fund’s investment strategies inconsistent with the best interests of shareholders. A Sub-adviser or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Large Cap Value Fund’s losses or to create liquidity in anticipation of redemptions. When the Large Cap Value Fund takes temporary defensive positions, it may not achieve its investment objective.

The Large Cap Value Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Large Cap Value Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers: Artisan Partners Limited Partnership (“Artisan”); Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”); Wellington Management Company LLP (“Wellington Management”); and BlackRock Investment Management, LLC (“BlackRock”). Below is a summary of each Sub-adviser’s principal investment strategies. Allocations to the Sub-advisers may be adjusted at any time.

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Artisan’s Principal Investment Strategies

Artisan employs a fundamental investment process to construct a diversified portfolio of equity securities across a broad capitalization range. Artisan seeks to invest in companies that are undervalued, in solid financial condition and have attractive business economics. Artisan believes that companies with these characteristics are less likely to experience eroding values over the long term.

Artisan values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that Artisan believes would be reasonable. Artisan generally will purchase a security if the stock price falls below or toward the lower end of that range.

Artisan prefers companies with an acceptable level of debt and positive cash flow. At a minimum, Artisan tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

Artisan favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

Barrow Hanley’s Principal Investment Strategies

Barrow Hanley’s approach to the equity market is based on the underlying philosophy that markets are inefficient. Barrow Hanley believes these inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis. Barrow Hanley seeks to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below-average risks. Barrow Hanley implements this strategy by seeking to construct portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (as measured by the S&P 500).

Wellington Management’s Principal Investment Strategies

Wellington Management seeks to provide total returns in excess of the broader market over the long term by identifying companies that Wellington Management expects to consistently return cash to shareholders in the form of a growing dividend. Wellington Management invests primarily in equity securities. Although Wellington Management may invest in the securities of companies with any market capitalization, Wellington Management normally invests a significant portion of its assets in the equity securities of large-capitalization companies. Wellington Management may invest in REITs and foreign securities, including ADRs.

Wellington Management uses substantial proprietary, fundamental research resources to identify companies with superior prospects for dividend growth and capital appreciation that sell at reasonable valuation levels. Wellington Management believes that above average growth in dividends is an effective and often overlooked indicator of higher quality, shareholder-oriented companies that have the ability to produce consistent, above-average returns over the long term.

Wellington Management’s investment philosophy rests on the belief that the best investments over long periods of time are in companies that balance value creation and value distribution. Wellington Management seeks companies that are good stewards of capital with a long history of growing and paying dividends and a proven ability to innovate over many market cycles. Wellington Management looks for companies with good profitability, strong cash flow generation, and moderate payout ratios.

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BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. Of those 1,000 companies, the Russell 1000® Value Index represents those with a less-than-median orientation towards growth. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than more growth-oriented securities. The criterion for the selection of investments is the Russell 1000® Value Index. When deemed appropriate by BlackRock, BlackRock may invest a portion of the assets of the portion of the portfolio allocated to it in futures contracts for the purpose of acting as a temporary substitute for investment in equity securities included in the Russell 1000® Value Index. Derivatives may be used as a means to invest small liquidity balances and accruals.

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BRIDGE BUILDER SMALL/MID CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Small/Mid Cap Growth Fund’s investment objective is to provide capital appreciation. The Fund’s investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES OF THE SMALL/MID CAP GROWTH FUND

The Small/Mid Cap Growth Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of small and mid-capitalization companies. The investment policy may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.

The Small/Mid Cap Growth Fund defines small and mid-capitalization companies as companies whose market capitalizations typically fall within the range of the Russell MidCap Index and the Russell 2000 Index (as of June 30, 2015, companies with capitalizations less than approximately $25 billion). While the Small/Mid Cap Growth Fund primarily invests in equity securities of small and mid-capitalization companies, it may also invest in securities of large capitalization companies. The Small/Mid Cap Growth Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities. The Small/Mid Cap Growth Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Small/Mid Cap Growth Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Small/Mid Cap Growth Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Small/Mid Cap Growth Fund follows an investing style that favors growth investments.

The Small/Mid Cap Growth Fund may take temporary defensive positions that are inconsistent with iuts principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Small/Mid Cap Growth Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser or the Adviser judges that market conditions make pursuing the Small/Mid Cap Growth Fund’s investment strategies inconsistent with the best interests of shareholders. A Sub-adviser or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Small/Mid Cap Growth Fund’s losses or to create liquidity in anticipation of redemption. When the Small/Mid Cap Growth Fund takes temporary defensive positions, it may not achieve its investment objective.

The Small/Mid Cap Growth Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Small/Mid Cap Growth Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers: Eagle Asset Management, Inc. (“Eagle”); Champlain Investment Partners, LLC (“Champlain”); ClearBridge Investments, LLC (“ClearBridge”); Stephens Investment Management Group, LLC ("SIMG") and BlackRock Investment Management (“BlackRock”). Below is a summary of each Sub-adviser’s principal investment strategies. Allocations to the Sub-advisers may be adjusted at any time.

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Eagle’s Principal Investment Strategies

During normal market conditions, Eagle primarily invests in the equity securities of small-capitalization companies. When making their investment decisions, the portfolio managers generally focus on investing in the securities of small-capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value.

When making their investment decisions, the portfolio managers generally focus on investing in the securities of small-capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value. The portfolio managers use a three-pronged investment philosophy when evaluating potential additions to the portfolio – quality, valuation, and balance. The portfolio managers seek quality by investing in companies with superior cash-flow generation, management teams with a successful record of business strategy execution, sustainable growth, and a defensive business model. They seek attractive valuation using market fluctuations as opportunistic entry points. Finally, the portfolio managers attempt to balance the portfolio through sector-weight policies that provide diversification across major economic sectors.

ClearBridge’s Principal Investment Strategies

ClearBridge’s portfolio managers principally invest in the equity securities of medium capitalization companies or other investments with similar economic characteristics. The portfolio managers normally invest in stocks selected for their long-term growth potential.

ClearBridge’s portfolio managers seek to identify companies with superior prospects for capital appreciation through fundamental analysis. The portfolio managers conduct bottom-up, fundamental research to invest in a focused portfolio that includes those stocks in which the portfolio managers have the greatest conviction. In selecting individual companies for investment, the portfolio managers look for attractive valuations, favorable growth and attractive risk/reward profiles, and strong free cash flow and balance sheets.

Portfolio managers will consider selling stock when, among other things, the portfolio managers determine that the fundamentals of the stock are deteriorating; the risks of the stock seem to outweigh its potential for appreciation; the size of the position reaches a certain percentage of the portion of the portfolio allocated to ClearBridge; the portfolio managers have identified an investment that they consider more attractive; or the market capitalization of a company ascends towards the capitalization of a large capitalization security.

Champlain’s Principal Investment Strategies

Champlain seeks capital appreciation by investing mainly in common stocks of medium-sized companies that it believes have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Through the consistent execution of a fundamental bottom-up investment process, which includes an effort to understand a company’s intrinsic or fair value, Champlain expects to identify a diversified universe of medium-sized companies that trade at a discount to their estimated or intrinsic fair values.

SIMG's Principal Investment Strategies

SIMG evaluates and selects securities of both mid-capitalization and small-capitalization companies. SIMG believes that securities of mid-capitalization and small-capitalization companies have the opportunity to appreciate more quickly than larger-capitalization companies due to greater market inefficiencies. SIMG attributes these inefficiencies primarily to lower levels of research coverage in this area of the market.

SIMG believes that earnings growth drives stock performance. SIMG uses a disciplined, bottom-up investment selection process that combines both fundamental analysis and the use of proprietary quantitative tools and screens to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets. SIMG has two screens—one for core growth stocks and one for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks, in comparison, are experiencing change that could lead to accelerated earnings growth. There are common elements in both types of stocks, such as higher forward growth rates, above-median price/earnings ratios, higher return on equity, and positive earnings revisions.

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BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities as represented by the Russell 3000® Index, excluding therefrom the equity securities of the 500 largest capitalized companies. Of those 2,500 companies, the Russell 2500® Growth Index represents those with a greater-than-median orientation towards growth. Companies in this index generally have higher forecasted growth values than more value-oriented securities. The criterion for the selection of investments is the Russell 2500® Growth Index. When deemed appropriate by BlackRock, BlackRock may invest a portion of assets in the Fund allocated to BlackRock in futures contracts for the purpose of acting as a temporary substitute for investment in equity securities included in the Russell 2500® Growth Index. Derivatives may be used as a means to invest small liquidity balances and accruals.

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BRIDGE BUILDER SMALL/MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Small/Mid Cap Value Fund’s investment objective is to provide capital appreciation. The Fund’s investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES OF THE SMALL/MID CAP VALUE FUND

The Small/Mid Cap Value Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of small and mid-capitalization companies. The investment policy may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.

The Small/Mid Cap Value Fund defines small and mid-capitalization companies as companies whose market capitalizations typically fall within the range of the Russell MidCap Index and the Russell 2000 Index (as of June 30 2015, companies with capitalizations less than approximately $25 billion). The Small/Mid Cap Value Fund primarily invests in equity securities of small and mid-capitalization companies, but may also invest in securities of large capitalization companies. The Small/Mid Cap Value Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities. The Small/Mid Cap Value Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Small/Mid Cap Value Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Small/Mid Cap Value Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Small Cap Value Fund follows an investing style that favors value investments.

The Small/Mid Cap Value Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Small/Mid Cap Value Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser or the Adviser judges that market conditions make pursuing the Small/Mid Cap Value Fund’s investment strategies inconsistent with the best interests of shareholders. A Sub-adviser or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Small/Mid Cap Value Fund’s losses or to create liquidity in anticipation of redemption. When the Small/Mid Cap Value Fund takes temporary defensive positions, it may not achieve its investment objective.

The Small/Mid Cap Value Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Small/Mid Cap Value Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, when a Sub-adviser perceives deterioration in the credit fundamentals of the issuer, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the duration or asset allocation of the Fund’s investment portfolio.

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-Advisers: Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”); Boston Partners (“Boston Partners”); Silvercrest Asset Management Group LLC (“Silvercrest”); Advisory Research, Inc. (“Advisory Research”); and BlackRock Investment Management, LLC (“BlackRock”). Below is a summary of each Sub-adviser’s principal investment strategies. Allocations to the Sub-advisers may be adjusted at any time.

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Vaughan Nelson’s Principal Investment Strategies

Vaughan Nelson primarily invests in medium-capitalization companies with a focus on those companies meeting Vaughan Nelson’s return expectations. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Small/Mid Cap Value Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

●	Companies earning a positive return on capital with stable-to-improving returns;
●	Companies valued at a discount to their asset value; and
●	Companies with an attractive and sustainable dividend level.

Vaughan Nelson employs a value-driven investment philosophy that selects stocks selling at a relatively low value based on business fundamentals, economic margin analysis and discounted cash flow models. Vaughan Nelson selects companies that it believes are out of favor or misunderstood. Vaughan Nelson narrows its investment universe by using value-driven screens to create a research universe of companies in its desired market capitalization range. Vaughan Nelson uses fundamental analysis to construct a portfolio that, in their opinion, is made up of quality companies with the potential to provide significant increases in share price over a three year period. Vaughan Nelson will generally sell a security when it reaches Vaughan Nelson’s price target or when the issuer shows a change in financial condition, competitive pressures, poor management decisions, or internal or external forces reducing future expected returns from the investment thesis.

Boston Partners’ Principal Investment Strategies

Boston Partners primarily invests in medium-capitalization companies. The strategy of Boston Partners is grounded in bottom-up fundamental analysis. Boston Partners seeks to identify companies with attractive valuation, sound business fundamentals, and improving business momentum. Boston Partners’ strategy seeks to add value through bottom-up stock selection. Boston Partners’ investment philosophy is that (1) low valuation stocks outperform high valuation stocks; (2) companies with strong fundamentals, e.g. high and sustainable returns on invested capital, outperform companies with weak fundamentals; and (3) stocks with positive business momentum, e.g. rising earnings estimates, outperform stocks with negative business momentum.

Boston Partners seeks to construct a well-diversified portfolio that consistently possess these three characteristics; Boston Partners aims to limit downside risk, preserve capital, and maximize the power of compounding

Silvercrest’s Principal Investment Strategies

Silvercrest primarily invests in small-capitalization companies. Silvercrest seeks to invest in companies that it believes to be undervalued at the time of purchase. These companies typically possess, in the opinion of the portfolio manager, one or more of the following attributes:
●	Business that results in relatively consistent longer-term earning and cash flow growth;
●	Franchise/asset value that may make the company attractive to potential acquirers;
●	Cyclically depressed earnings and/or cash flow that has potential for improvement; or
●	A catalyst that will promote recognition of the company’s undervalued status.
Advisory Research’s Principal Investment Strategies

Advisory Research primarily invests in equity securities of small cap companies. Advisory Research uses a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value. The strategy invests in stocks that the advisor believes are profitable, undervalued on a price to book basis, and exhibit low levels of leverage. Advisory Research invests primarily in equity securities of U.S. issuers, which may include companies that are located outside the U.S. but issue equity securities that are publicly traded on a U.S. exchange. From time to time, Advisory Research’s allocated portion of the Fund may have a significant portion of its assets in one or more market sectors such as the finance sector.

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BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities as represented by the Russell 3000® Index, excluding therefrom the equity securities of the 500 largest capitalized companies. Of those 2,500 companies, the Russell 2500® Value Index represents those with a less-than-median orientation towards growth. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than more growth-oriented securities. The criterion for the selection of investments is the Russell 2500® Value Index. When deemed appropriate by BlackRock, BlackRock may invest a portion of the assets in the Fund allocated to it in futures contracts for the purpose of acting as a temporary substitute for investment in equity securities included in the Russell 2500® Value Index. Derivatives may be used as a means to invest small liquidity balances and accruals.

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BRIDGE BULDER INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The International Equity Fund's investment objective is to provide capital appreciation. The investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days' prior written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The International Equity Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities and other instruments, such as derivative instruments (see below), with economic characteristics similar to equity securities, and certain investment companies that seek to track the performance of equity securities. This investment policy may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.

The International Equity Fund will primarily invest in non-U.S. dollar denominated securities of large capitalization companies that derive a majority of their revenues or profits from a country or countries other than the United States. The International Equity Fund may also invest in securities of medium and small capitalization companies. The International Equity Fund invests principally in equity securities issued by companies in developed countries, but may also invest in emerging markets or developing countries. The International Equity Fund may also invest in U.S. dollar-denominated securities issued by foreign entities, American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The International Equity Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the International Equity Fund’s investment objective. The International Equity Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the International Equity Fund may also buy or sell derivatives, principally futures contracts for cash equitization purposes, and forward contracts and options for currency hedging.

The International Equity Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, liquidity, political or other conditions. For example, during such period, 100% of the International Equity Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser and/or the Adviser judges that market conditions make pursuing the International Equity Fund’s investment strategies inconsistent with the best interests of its shareholders. A Sub-adviser and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit the Fund’s losses or to create liquidity in anticipation of redemptions. When the International Equity Fund takes temporary defensive positions, it may not achieve its investment objective.

The International Equity Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers that will be retained by the Fund and the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the International Equity Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the International Equity Fund’s investment portfolio.

The Adviser currently allocates International Equity Fund assets to the following Sub-advisers: Baillie Gifford Overseas Limited (“Baillie Gifford Overseas”); BlackRock Investment Management, LLC (“BlackRock”); Edinburgh Partners Limited (“Edinburgh Partners”); Manning & Napier Advisors, LLC (“Manning & Napier”); Mondrian Investment Partners Limited (“Mondrian”); and WCM Investment Management (“WCM”). Below is a summary of each Sub-adviser’s principal investment strategies. Allocations to the Sub-advisers may be adjusted at any time.

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Baillie Gifford Overseas’ Principal Investment Strategies

Baillie Gifford Overseas’ strategy will primarily invest in non-U.S. dollar denominated securities that derive a majority of their revenues or profits from a country or countries other than the United States. The Sub-adviser primarily uses proprietary, fundamental research to seek to identify companies for investment that can exhibit sustained, above-average growth with attractive financial characteristics, such as superior profit margins on invested capital. The Sub-adviser normally evaluates these characteristics over a 3 to 5 year time horizon.When evaluating individual companies for investment, the Sub-Adviser normally focuses on the following: Growth/Quality, Management, Valuation and Sell Discipline.

BlackRock’s Principal Investment Strategies

BlackRock’s equity index strategy invests and reinvests in a portfolio of international equity securities whose total rates of return will approximate as closely as practicable the capitalization weighted total rates of return of the markets in certain countries for equity securities traded outside the United States. The primary criterion for inclusion of investments in each country’s equity markets shall be based on the International Index.

Edinburgh Partners’ Principal Investment Strategies

Edinburgh Partners’ International Equity strategy employs a disciplined, value-oriented, global investment strategy to select stocks. Edinburgh Partners aims to identify and buy undervalued non-U.S. companies, including those in the emerging markets, and hold them until share prices reflect their long term earnings potential. The firm’s investment philosophy is based on the belief that a portfolio of companies with below-average five-year forward price/earnings (P/E) ratios will outperform the market over the long run. Therefore, the firm’s research focuses primarily on seeking to accurately forecast five-year forward P/E ratios. The security selection process is unconstrained, portfolio holdings are concentrated, and turnover is expected to be low.

The investment process begins with a research screening designed to eliminate companies that Edinburgh Partners considers overvalued. Following this initial screening, a research template is compiled for companies that are considered undervalued. The template includes five years of historical data (e.g., sales growth, margins, and capital expenditures); five years of forecast data; and a written review of the investment case, positioning, and financial structure of the company. Next, a scenario analysis (best-case, central-case, worst-case) of the long-term valuation is used to properly assess the risk/reward of a given security. In general, Edinburgh Partners’ management style is collaborative and decision-making is team-oriented.

Manning & Napier’s Principal Investment Strategies

Manning & Napier’s Core Non-U.S. Equity Strategy uses a “bottom-up” strategy, focusing on individual security selection to choose stocks from companies around the world. Manning & Napier analyzes factors such as the management, financial condition, and market position of individual companies to select companies that it believes will make attractive long-term investments. In selecting individual securities, Manning & Napier uses fundamental analysis and looks for one or more of the following characteristics:

1.	Strong strategic profiles (e.g., strong market position, benefits from technology, market share gains in a mature market and high barriers to entry).
2.	Companies well-positioned to benefit from an anticipated upturn in an industry sub-sector due to sharply reduced competition and improving demand.
3.	Companies trading at very low valuations relative to fundamental or break-up value.

Manning & Napier’s Core Non-U.S. Equity strategy invests primarily in common stocks of foreign companies, which may be located both in developed and in emerging markets. Manning & Napier may also invest in ADRs and other U.S. dollar denominated securities of foreign issuers and U.S. stocks of small, large, or medium capitalization companies. Manning & Napier may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.

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Mondrian’s Principal Investment Strategies

Mondrian’s Focused International Equity strategy pursues its investment objective primarily by investing in equity securities of non-U.S. large capitalization issuers, including the securities of emerging market companies, that, in Mondrian’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by Mondrian. Mondrian reviews the definition of large capitalization each year. Typically, Mondrian’s portfolio will be invested in securities of approximately 30-40 companies.

Mondrian’s approach in selecting investments is primarily oriented to individual stock selection and is value driven. In selecting stocks, Mondrian identifies those stocks that it believes will provide capital appreciation over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. Mondrian conducts fundamental research on a global basis in order to identify securities that, in Mondrian’s opinion, have the potential for long-term capital appreciation. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being received today.

In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. Mondrian’s general management strategy emphasizes long term holding of securities, although securities may be sold at Mondrian’s discretion without regard to the length of time they have been held.

WCM’s Principal Investment Strategies

WCM’s Focused Growth International strategy uses a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a high probability for superior future growth. WCM’s investment process focuses on seeking industry leading companies that WCM believes possess growing competitive advantages; corporate cultures emphasizing strong, quality and experienced management; low or no debt; and attractive relative valuations. WCM also considers other factors in selecting securities, including political risk, monetary policy risk, and regulatory risk.

Although WCM may invest in securities of companies of any size, it will generally invest in large established multinational companies. WCM generally will invest in securities of companies located in different regions and in at least three different countries. From time to time, WCM may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions.

WCM will reduce position size in the portfolio as deemed necessary to adhere to portfolio construction guidelines regarding maximum individual holding size, industry/sector weight, as well as other relevant factors. When performing a fundamental analysis, WCM views valuation as the most significant factor in managing position size. The key factors WCM considers when determining whether to sell out of a position completely are: that a company’s competitive advantage is deteriorating or no longer expanding; that there are more attractive names in an essentially similar industry; that a company’s leadership is not performing as expected; that a company’s culture is challenged; that valuation is deemed excessive; and/or that there is material geopolitical or currency risk.

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ADDITIONAL INFORMATION REGARDING
PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Principal Risks of Investing in the Funds

The Funds are subject to the principal investment risks listed in the table below.

	Core Bond Fund	Core Plus Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund
Active Management Risk	X	X	X	X	X	X	X
Adjustable Rate Mortgage Securities Risk		X
American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) Risk			X	X	X	X	X
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk	X	X
Convertible Securities Risk		X
Counterparty Risk	X	X					X
Credit Risk	X	X
Currency Risk		X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X
Emerging Markets Securities Risk	X	X	X	X	X	X	X
Equity Risk			X	X	X	X	X
Floating Rate Securities Risk	X	X
Foreign Securities Risk	X	X	X	X	X	X	X
Forward Contracts Risk	X	X					X
Futures Contracts Risk	X	X					X
Geographic Focus Risk							X
Growth Style Risk			X		X		X
High Yield Securities Risk		X
Interest Rate Risk	X	X
Investment Company and Exchange-Traded Fund Risk	X	X	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X
Issuer-Specific Risk			X	X	X	X	X
Larger Company Risk			X	X	X	X	X
Leverage Risk	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X
Loans Risk		X
Market Risk	X	X	X	X	X	X	X
Mortgage Dollar Roll Risk	X	X
Multi-Manager and Multi-Style Management Risk	X	X	X	X	X	X	X

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	Core Bond Fund	Core Plus Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund
Municipal Securities Risk	X	X
New Fund Risk		X	X	X	X	X	X
Options Risk							X
Passive Management Risk			X	X	X	X	X
Portfolio Turnover Risk	X	X	X	X	X	X	X
Prepayment and Extension Risk	X	X
Privately Issued Securities Risk	X	X
Real Estate Investment Trust (REITs) Risk			X	X	X	X	X
Redemption Risk	X	X	X	X	X	X	X
Regulatory and Judicial Risk	X	X	X	X	X	X	X
Reinvestment Risk	X	X
Smaller Company Risk			X	X	X	X	X
Sovereign Debt Risk		X
Swap Agreement Risk	X	X					X
U.S. Government Securities Risk	X	X
Value Style Risk				X		X	X
When-Issued, Delayed Delivery and Forward Commitment Transactions Risk	X	X
Zero Coupon Securities Risk		X

The principal risks of investing in each Fund that may adversely affect such Fund’s net asset value (“NAV”) or total return have previously been summarized in the “Summary Section.” These risks are discussed in more detail below.

Active Management Risk (Core Bond Fund, Core Plus Bond Fund). The Fund is actively managed and its performance therefore will reflect in part the ability of the Sub-advisers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Active Management Risk (Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, International Equity Fund). Significant portions of each Fund are actively managed and their performance therefore will reflect in part the ability of the Sub-advisers to select securities and to make investment decisions that are suited to achieving each Fund’s investment objective. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives.

Adjustable Rate Mortgage Securities Risk. Adjustable rate mortgage securities (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the MBS into which that loan has been bundled.

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American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) Risk. ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs are similar to ADRs but represent shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets and GDRs, many of which represent shares issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. ABS, mortgage-related securities and MBS are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and ABS may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease the Fund's yield and the income available for distribution by the Fund. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of declining interest rates, the Fund may be subject to increased prepayment risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations resulting in faster rates of principal value on MBS. In periods of rising interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments of the underlying mortgages. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of fixed income securities. Inverse floaters, a type of mortgage-backed derivative, are fixed income securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates. Interest-only and principal-only securities may also be backed by or related to MBS. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive the principal but none of the interest on the underlying obligations. As a result, interest-only and principal-only securities are highly sensitive to actual or anticipated changes in prepayment rates on the underlying obligations. CMOs, IOs, POs, and inverse floaters may be more volatile and may be more sensitive to interest rate changes and prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk,” for privately-issued and sub-prime mortgages is generally higher than other types of MBS. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Counterparty Risk. When a Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party will not fulfill its contractual obligations. For example, in a repurchase agreement, there exists the risk that the Fund buys a security from a seller (counterparty) that agrees to repurchase the security at an agreed upon price and time, but the counterparty later fails to repurchase the security.

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Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by a Fund. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. A Fund may invest in securities that are rated in the lowest investment grade category. Such securities may exhibit speculative characteristics similar to high yield securities, and issuers of such securities may be more vulnerable to changes in economic conditions than issuers of higher grade securities.

Currency Risk. While the Funds' net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Derivatives Risk. The Funds may use derivatives in connection with their investment strategies. The principal derivatives used by the Funds are future contracts and, with respect to the Core Bond Fund, Core Plus Bond Fund and International Equity Fund, swaps and forward contracts. Derivatives may be riskier than other types of investments because derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund's original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund's returns. Certain derivatives also expose a Fund to counterparty risk, which is described above. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund does not have a claim on the reference assets which may increase the extent of the Fund's exposure to counterparty risk. In addition, a Fund may use derivatives for non-hedging purposes, which increases the Fund's potential for loss. Certain of a Fund's transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely affect the Fund's after-tax returns. Investing in derivatives may result in a form of leverage and subject a Fund to leverage risk, which is described below. The risks of a Fund's use of futures contracts, swap agreements and forward contracts are discussed in further detail below.

Emerging Markets Securities Risk. A fund that invests a significant portion of its assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than a fund investing primarily in more-developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized, smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

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Equity Risk. Since certain Funds purchase equity securities, those Funds are subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Floating Rate Securities Risk. Certain Funds may invest in obligations with interest rates which are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Foreign Securities Risk. The securities of foreign issuers, including ADRs and GDRs, may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the United States. Additionally, investments in securities of foreign issuers, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies, particularly in emerging markets, may be less stable than the U.S. Government and the U.S. economy.

Forward Contracts Risk. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, forwards involve a high degree of leverage. Forwards are also subject to counterparty risk, market risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk, which is described below; (ii) correlation or tracking risk; (iii) liquidity risk, which is described below; and (iv) market risk, which is described below. Because futures require only a small initial investment in the form of a deposit or margin, futures involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which the futures are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

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Geographic Focus Risk. To the extent that a significant portion of the Fund’s portfolio is invested in the securities of companies in a particular country or region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within that country or region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Growth Style Risk. Certain Funds follow an investing style that favors growth investments. Such Funds may invest in equity securities of companies that it believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use differing investing styles.

High Yield Securities Risk. Below investment grade securities (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, junk bonds tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Interest Rate Risk. Certain Funds invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Fixed income markets have experienced historically low interest rates for an extended period of time, which may increase the risk of interest rates rising in the future as a result of market forces, government action or other factors. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a 5-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Floating rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the benchmark rate chosen, frequency of reset and reset caps or floors, among other things). Zero coupon bonds have longer durations than coupon-bearing bonds with comparable maturities and generally experience greater volatility in response to changing interest rates.

Investment Company and Exchange-Traded Fund Risk. Investments in open-end and closed-end investment companies, including any ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the Investment Company or ETF. The Funds must also pay their pro rata portion of an investment company’s fees and expenses. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect each Fund’s performance. Shares of a closed-end investment company or ETF may expose the Funds to risks associated with leverage and may trade at a premium or discount to the NAV of the closed-end funds or the ETF’s portfolio securities depending on a variety of factors, including market supply and demand.

Investment Strategy Risk. Each Fund’s portfolio is constricted by combining the investment styles and strategies of multiple Sub-advisers; there is no assurance each Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Funds may decline, and due to their active management, the Funds may underperform other funds with similar objectives and strategies.

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Issuer-Specific Risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s value.

Larger Company Risk. Certain Funds may invest in securities of large capitalization companies. While large cap companies have certain competitive advantages, they may be unable to respond quickly to new competitive challenges such as changes in technology or consumer preferences. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leverage Risk. Certain Fund transactions, such as the use of futures, forward contracts, swaps or mortgage rolls, may give rise to a form of leverage. A Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. A Fund cannot assure that the use of leverage will result in a higher return on investment, and using leverage could result in a net loss. In addition, use of leverage by a Fund may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Registered investment companies such as the Fund are required to earmark assets to provide asset coverage for certain derivative transactions.

Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent a Fund from selling securities or closing derivative positions at desirable times or prices. During times of significant market or economic turmoil, usually liquid markets for certain of a Fund’s investments may experience extreme reductions in buy-side demand, which may result in values of a Fund’s portfolio securities declining significantly over short or extended periods of time. These reductions in value may occur regardless of whether there has been a change in interest rates or a change in the credit rating of the issuer of the security. Under certain adverse market or economic conditions, Fund investments previously determined to be liquid may be deemed to be illiquid, and, because of regulatory limitations on investments in illiquid securities, a Fund may not be able to make or gain the desired level of exposure to certain investments that it otherwise would.

Loans Risk. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings.. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Bridge loans involve certain risks in addition to those associated with bank loans including the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. Debtor-in-possession loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. Mezzanine loans generally are rated below investment grade and frequently are unrated. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities. Loans typically have less liquidity than investment grade bonds and there may be less public information available about them as compared to bonds.

Market Risk. Various market risks can affect the price or liquidity of an issuer’s securities in which  a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. As a result, a Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

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Mortgage Dollar Roll Risk. The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes. Mortgage roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom a Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a Sub-adviser’s ability to correctly predict interest rates and prepayments. A Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate, and may lead to higher transaction costs and increased capital gains for the Fund. At the time a Fund enters into a mortgage dollar roll, it will earmark or set aside in a segregated account sufficient cash or liquid assets to cover its obligation under the transaction.

Multi-Manager and Multi-Style Management Risk. Fund performance is dependent upon the success of the Adviser and the Sub-advisers in implementing a Fund’s investment strategies in pursuit of its objective. To a significant extent, a Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that the Adviser or Sub-advisers will be successful in this regard.

In addition, because portions of each Fund's assets are managed by different Sub-advisers using different styles/strategies, the Fund could experience overlapping security transactions. Certain Sub-advisers may be purchasing securities at the same time that other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style. The Adviser’s and the Sub-advisers’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or a Sub-adviser’s judgment will produce the desired results. In addition, a Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce their yield. Typically, less information is available about municipal issuers than is available for other types of securities issuers. A Fund may own different obligations that pay interest based on the revenue of similar projects. In addition, certain municipal securities are special revenue obligations, which are payable from revenue generated by a particular project or other revenue source. Investors in these securities can look only to the revenue generated by the project or other revenue source rather than the revenue of a state or local government authority. The Fund may take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Under the current climate, there is no guarantee that such federal laws will remain the same. In addition, tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and the Fund cannot assure that a tax authority will not successfully challenge the exemption of a bond held by the Fund. Capital gains, whether declared by the Fund or realized by the shareholder through the selling of Fund shares, are generally taxable. The ongoing issues facing the national economy are broadly and negatively affecting the economic and revenue performance of many states and their agencies and municipalities and the revenue production of certain issuers of municipal securities. These factors in turn may increase the likelihood that issuers of securities in which the Fund may invest will be unable to meet their obligations, that the values of securities in which the Fund invests will decline significantly, and that the liquidity of such securities will be impaired.

New Fund Risk. Certain Funds are new and have operating history of less than a year. There can be no assurance that these Funds will maintain an economically viable size, in which case the Board may determine to liquidate a Fund. The Board can initiate liquidation without shareholder approval if it determines it is in the best interest of shareholders. Nevertheless, the timing of any liquidation may not be favorable to certain individual shareholders.

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Options Risk. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss).

Passive Management Risk. Because the portions of certain Funds allocated to BlackRock are managed so that they total return closely corresponds with the total return of an index, these Funds face a risk of poor performance if the index being tracked declines generally or performs poorly relative to other indexes or individual stocks, the stocks of companies which comprise the index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the index.

Portfolio Turnover Risk. The Funds may buy and sell investments frequently. A higher portfolio turnover may enhance returns by capturing and holding portfolio gains. However, it also may result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional dividends and capital gains for tax purposes. These factors may negatively affect a Fund’s performance.

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

Privately Issued Securities Risk. Investments in privately issued securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. In certain cases, privately placed securities may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board. Despite such good faith efforts, a Fund’s privately placed securities are subject to the risk that the securities’ fair value prices may differ from the actual prices that the Fund may ultimately realize upon the securities' sale or disposition. Further, companies whose securities are not publicly traded are not subject to the more extensive disclosure and other investor protection requirements that might be applicable if the securities were publicly traded.

Real Estate Investment Trusts (REITs) Risk. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through the Funds, shareholders will not only bear the proportionate share of the expenses of the Funds, but will also indirectly bear similar expenses of underlying REITs. The Funds may be subject to certain risks associated with the direct investments of the REITs, such as including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unit holders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 or its failure to maintain exemption from registration under the 1940 Act.

Redemption Risk. A Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions. Because the Funds currently are available only to participants in a single asset allocation program, a reduction in the allocation of program assets to the Funds could result in one or more large redemption requests. Moreover, as a result of the requirement that a Fund satisfy redemption requests even during times of significant market or economic turmoil, a Fund may be forced to sell portfolio securities during periods of reduced liquidity when prices are rapidly declining. This may require a Fund to realize investment losses at times that a Sub-adviser believes that it would have been advisable to hold a particular investment until a more orderly sale could occur or the market recovers.

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Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by legislation, regulation and judicial action. The effect of any future regulatory or judicial action on a Fund is impossible to predict, but could be substantial and adverse to a Fund. Judicial actions may impact specific issuing entities such as in relation to bankruptcy rulings. Legislative or regulatory changes may have a broader impact to a range of municipal issuers, such as change in tax status.

Reinvestment Risk. Cash flows from fixed income securities are generally reinvested at interest rates available under then-prevailing market conditions. Consequently, declining market rates may cause a Fund to reinvest the proceeds at lower yields and adversely affect a Fund’s ability to meet its investment objective.

Smaller Company Risk. Certain Funds may invest in securities of small and medium capitalization companies. While these investments may provide potential for appreciation, these securities can present higher risks than do investments in securities of larger companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Additionally, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Sovereign Debt Risk. Investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt it may be subject to currency risk which is discussed above.

Swap Agreement Risk. Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. An interest-rate swap typically involves two parties exchanging periodic payments based on a predefined notional amount, with one party paying a fixed payment while the other party pays a floating payment based on a reference rate. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

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Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and counterparty risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate and are subject to market risk, which is discussed above.

U.S. Government Securities Risk. Certain Funds may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) securities). Certain municipal securities are either pre-refunded or escrowed-to-maturity, meaning that U.S. government obligations are placed in an escrow account with principal and interest payments from the U.S. government bonds used to secure the payment of principal and interest payments due to the holders of the municipal securities. Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government sponsored organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet payment obligations in the future.

Value Style Risk. Certain Funds follows an investing style that favors value investments. The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of undervalued companies. Even though the Fund invests in companies whose securities are believed to be undervalued relative to their underlying profitability, there can be no assurance that the shares of the companies selected for the Fund will appreciate in value. In addition, many of the stocks in this portfolio are more volatile than the general market.

When-Issued, Delayed Delivery and Forward Commitment Transactions Risk. When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to a risk that a Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could realize a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date. The Fund will segregate or “earmark” liquid assets in an amount sufficient to cover its obligations associated with its forward commitments.

Zero Coupon Securities Risk. Although zero coupon securities do not make periodic interest payments, holders of such securities are deemed to have received income (“phantom income”) annually for tax purposes, notwithstanding that cash income may not be received currently. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.

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PORTFOLIO HOLDINGS INFORMATION

A complete description of each Fund’s policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUNDS

Investment Adviser

Olive Street Investment Advisers, LLC, 12555 Manchester Road, St. Louis, Missouri 63131 (“Olive Street" or the “Adviser”), serves as investment adviser to each Fund under an investment advisory agreement (the “Advisory Agreement”) with the Bridge Builder Trust (the “Trust”), on behalf of the Funds. Olive Street is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) and was formed in Missouri in 2012. As the Adviser, Olive Street has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board, sets each Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of each Fund’s Sub-advisers.

Advisory Fees

The Funds have agreed to pay the Adviser the annual management fee calculated daily and payable monthly set forth below as a percentage of the relevant Fund’s average daily net assets.

Fund	Advisory Fee
Core Bond Fund	0.32%
Core Plus Bond Fund	0.36%
Large Cap Growth Fund	0.44%
Large Cap Value Fund	0.44%
Small/Mid Cap Growth Fund	0.64%
Small/Mid Cap Value Fund	0.64%
International Equity Fund	0.60%

During the most recent fiscal year ended June 30, 2015, the Funds paid Olive Street advisory fees in the amount of $12,134,953. Olive Street waived advisory fees in the amount of $17,628,850 during the most recent fiscal year ended June 30, 2015.

In addition to the foregoing, the Adviser has contractually agreed to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay each Fund’s Sub-advisers. The Adviser has also contractually agreed to waive its fees and/or reimburse Fund expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes and extraordinary or non-routine expenses) through at least October 28, 2016 to the extent necessary to limit total annual Fund operating expenses after fee waivers and/or expense reimbursement to the amount set below as a percentage of the relevant Fund’s average daily net assets.

Fund	Expense Cap
Core Bond Fund	0.48%
Core Plus Bond Fund	0.42%
Large Cap Growth Fund	0.51%
Large Cap Value Fund	0.51%
Small/Mid Cap Growth Fund	0.73%
Small/Mid Cap Value Fund	0.73%
International Equity Fund	0.67%

Any payment of expenses made by the Adviser (other than sub-advisory fees) is subject to reimbursement by the Fund if requested by the Adviser. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Fund's expense cap. The Adviser is permitted to be reimbursed for expense payments (other than advisory fees) it made in the prior three fiscal years. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of expenses.

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A discussion regarding the Board's considerations in connection with the approvals of Advisory Agreements for the Cord Bond Fund, Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund and Small/Mid Cap Value Fund is available in the Funds' annual report to shareholders for the period ending June 30, 2015. A discussion regarding the Board's considerations in connection with the approvals of Advisory Agreements for the Core Plus Bond Fund and International Equity Fund will be available in the Funds' semiannual report to shareholders for the period ended December 31, 2015.

Fund Expenses

In addition to the advisory fees discussed above, each Fund incurs other expenses such as custodian, transfer agency, and interest.

Sub-adviser Evaluation

The Adviser is responsible for hiring, terminating and replacing Sub-advisers, subject to Board approval. Before hiring a Sub-adviser, Olive Street performs due diligence on the Sub-adviser, including (but not limited to), quantitative and qualitative analysis of the Sub-adviser’s investment process, risk management, and historical performance. It is Olive Street’s goal to hire Sub-advisers who it believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle. Olive Street selects Sub-advisers who it believes will be able to add value through security selection or allocations to securities, markets or strategies. Olive Street is responsible for the general overall supervision of the Sub-advisers along with allocating a Fund’s assets among the Sub-advisers and rebalancing a Fund’s portfolio as necessary from time to time.

More on Multi-Style Management. The investment methods used by the Sub-advisers in selecting securities and other investments for the Funds vary. The allocation of a Fund’s portfolio managed by one Sub-adviser will, under normal circumstances, differ from the allocations managed by the other Sub-advisers of the Fund with respect to, among other things, portfolio composition, turnover, issuer capitalization and issuer financials. Because selections are made independently by each Sub-adviser, it is possible that one or more Sub-advisers could purchase the same security or that several Sub-advisers may simultaneously favor the same industry or sector.

The Adviser is responsible for establishing the target allocation of each Fund’s assets to each Sub-adviser and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the Sub-advisers of a Fund. The Adviser is also responsible for periodically reallocating the portfolio among the Sub-advisers, the timing and degree of which will be determined by the Adviser at its discretion. Each Sub-adviser independently selects the brokers and dealers to execute transactions for the allocation of the Fund being managed by that Sub-adviser.

At times, allocation adjustments among Sub-advisers may be considered tactical with over- or under-allocations to certain Sub-advisers based on the Adviser’s assessment of the risk and return potential of each Sub-adviser’s strategy. Sub-adviser allocations are also influenced by each Sub-adviser’s historical returns and volatility, which are assessed by examining the performance of strategies managed by the Sub-advisers in other accounts that the Adviser believes to be similar to those that will be used for a Fund.

In the event a Sub-adviser ceases to manage an allocation of a Fund’s portfolio, the Adviser will select a replacement Sub-adviser or allocate the assets among the remaining Sub-advisers. The securities that were held in the departing Sub-adviser’s allocation of the Fund’s portfolio may be allocated to and retained by another Sub-adviser of the Fund or will be liquidated, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. The Adviser may also add additional Sub-advisers in order to increase a Fund’s diversification or capacity or as otherwise determined by the Adviser to be in the best interests of the Fund.

The Funds and the Adviser have obtained an exemptive order from the SEC that permits the Adviser to act as the manager of managers of the Funds and be responsible for the investment performance of the Funds, since it will allocate the Funds’ assets to the Sub-advisers and recommends hiring or changing Sub-advisers to the Board of Trustees. The “manager of managers” structure enables the Funds to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Funds to be increased or to materially change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Funds, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Funds or the Adviser will require shareholder approval.

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Multi-Manager Exemptive Order. As referenced above, the Trust and the Adviser have obtained an exemptive order from the SEC, which permits the Adviser, subject to certain conditions, to select new Sub-advisers with the approval of the Board but without obtaining shareholder approval. The order also permits the Adviser to change the terms of agreements with the Sub-advisers and to continue the employment of a Sub-adviser after an event that would otherwise cause the automatic termination of services. The order also permits the Funds to disclose Sub-advisers’ fees only in the aggregate in the SAI. This arrangement has been approved by the Board of Trustees and each Fund’s initial shareholder. Within 90 days of retaining a new Sub-adviser, shareholders of the affected Fund(s) will receive notification of any such change.

Sub-advisers and Portfolio Managers

The Adviser has entered into a sub-advisory agreement with each Sub-adviser. The Adviser compensates a Fund’s Sub-advisers out of the investment advisory fees it receives from the Fund. As stated above, the Adviser has contractually agreed to waive its management fees for each Fund to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Fund’s Sub-advisers. Each Sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Sub-advisers for compliance with the Funds’ investment objectives, policies, strategies and restrictions, and monitors each Sub-adviser’s adherence to its investment style. The Board of Trustees supervises the Adviser and the Sub-advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination, and replacement of Sub-advisers recommended by the Adviser.

A discussion regarding the Board’s considerations in connection with the approvals of Sub-advisory Agreements for the Core Bond Fund, Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund and Small/Mid Cap Value Fund is available in the Funds' annual report to shareholders for the period ending June 30, 2015. A discussion regarding the Board’s considerations in connection with the approvals of Sub-advisory Agreements for the Core Plus Bond Fund,and International Equity Fund will be available in the Funds' semiannual report to shareholders for the period ending December 31, 2015.

The following provides additional information about each Sub-adviser and the portfolio managers who are responsible for the day-to-day management of each Sub-adviser’s allocated portion of a Fund. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Funds.

Core Bond Fund

Robert W. Baird & Co., Incorporated ("Baird")

Baird, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as a Sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Baird is registered as an investment adviser with the SEC and was founded in 1919.

Portfolio Managers:

Mary Ellen Stanek, CFA, Charles B. Groeschell, Warren De. Pierson, CFA, Jay E. Schwister, CFA, and M. Sharon deGuzman, each Senior Portfolio Managers at Baird, have served as portfolio managers of the Fund since its inception.

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Ms. Stanek has over 35 years of investment experience managing various types of fixed income portfolios. Prior to joining Baird in 2000 , Ms. Stanek was President and Chief Executive Officer of Firstar Investment Research and Management Company (FIRMCO) and was Director of Fixed Income. She is responsible for the formulation of fixed income strategy as well as the development and portfolio management of all fixed income services.

Mr. Groeschell has over 34 years of investment experience managing various types of fixed income portfolios. Prior to joining Baird in 2000 , Mr. Groeschell was a Senior Vice President and Senior Portfolio Manager with Firstar Investment Research & Management Company (FIRMCO) where he played a lead role in the overall management of major fixed income client relationships. His responsibilities include setting investment policy with a major portion of his time allocated to security analysis, credit research, and implementing the long term investment strategy of the firm.

Mr. Pierson has over 28 years of investment experience managing various types of fixed income portfolios. Prior to joining Baird in 2000 , Mr. Pierson was a Senior Vice President and Senior Portfolio Manager with Firstar Investment Research and Management Company (FIRMCO) where he managed municipal bond portfolios and intermediate taxable bond portfolios. A major portion of his time is allocated to yield curve analysis and credit research. He plays a lead role in coordinating and implementing all fixed income strategies at the firm.

Mr. Schwister has over 30 years of investment experience managing various types of fixed income portfolios. Prior to joining Baird in late 2004, Mr. Schwister was a Senior Vice President and Senior Portfolio Manager for 15 years with Putnam Investments in Boston. At Putnam, he was responsible for strategy formulation and portfolio construction across a wide variety of multi-sector fixed income mandates.

Ms. deGuzman has over 22 years of investment experience managing various types of fixed income portfolios. Prior to joining Baird in 2000 , Sharon was an Assistant Vice President and Portfolio Manager with Firstar Investment Research and Management Company (FIRMCO) where she did quantitative fixed income analysis and portfolio management. She currently focuses on managing short and intermediate taxable portfolios and tax-exempt portfolios.

J.P. Morgan Investment Management, Inc. ("JPMIM")

JPMIM, 270 Park Avenue, New York, New York 10017, serves as a Sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. JPMIM is registered as an investment adviser with the SEC and was formed in 1984.

Portfolio Managers:

Douglas S. Swanson, Managing Director, Peter Simons, CFA, Executive Director and Henry Song, CFA, Executive Director have served as portfolio managers of the Fund since its inception. They are based in Columbus and are members of the Global Fixed Income, Currency & Commodities (GFICC) group of JPMIM.

Mr. Swanson is the team leader and head portfolio manager responsible for overseeing U.S. fixed income strategies including core, intermediate, short duration, long duration, MBS, inflation managed and stable value. In addition to his investment role, Mr. Swanson also is the Location Head for all Columbus-based employees.

Mr. Simons is a portfolio manager for the U.S. Value Driven team and is responsible for managing institutional taxable bond portfolios.

Mr. Song is a portfolio manager for the U.S. Value Driven team and is responsible for managing institutional taxable bond portfolios.An employee at JPMIM since 2005, Mr. Song previously supported Columbus taxable client portfolio managers in reporting as well as client communications.

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Loomis, Sayles & Company, L.P. ("Loomis Sayles")

Loomis Sayles One Financial Center, Boston, MA 02111, serves as a Sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Loomis Sayles is registered as an investment adviser with the SEC and was founded in 1926.

Portfolio Managers:

Lynne A. Royer and William C. Stevens have served as portfolio managers of the Fund since July 2015. Ms. Royer and Mr. Stevens are each Vice President, Portfolio Manager and Co-Head of the Core Disciplined Alpha Team at Loomis Sayles.

Ms. Royer began her investment industry career in 1985 and joined Loomis Sayles in 2010 from Wells Capital Management, where she was senior portfolio manager and co-head of the Montgomery fixed income investment team. Previously, Ms. Royer was a lending officer with Morgan Guaranty Trust Company (J.P. Morgan). Earlier, she was a financial analyst in the equity research department at Barclays de Zoete Wedd, and an analyst in the corporate finance department at Drexel Burnham Lambert.

Mr. Stevens began his investment industry career in 1980 and joined Loomis Sayles in 2009 from Wells Capital Management, where he was senior portfolio manager and co-head of the Montgomery fixed income team. He also served as chief fixed income officer. Previously, Mr. Stevens was president and chief investment officer of Montgomery Asset Management with oversight responsibilities for all investment-related activities, and was co-head and founder of the fixed income division. Earlier, he launched the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities, and headed the structured product department at Drexel Burnham Lambert, where he oversaw trading, structuring and research.

Prudential Investment Management Inc. ("Prudential")

Prudential, Gateway Center 3, Newark, New Jersey 07102, serves as a Sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Prudential is registered as an investment adviser with the SEC and was formed in 1984.

Portfolio Managers:

Richard Piccirillo, Gregory Peters and Michael Collins, CFA have served as portfolio managers of the Fund since its inception.

Mr. Piccirillo is Principal and portfolio manager for Prudential’s Global Rates and Securitized Products Team. Mr. Piccirillo has specialized in MBS since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is a portfolio manager for one of our multi-sector fixed income accounts.

Mr. Peters is a Managing Director and Senior Investment Officer of Prudential. He is also a senior portfolio manager for Prudential’s Core Fixed Income Strategy, Long Government/Credit Strategy, Absolute Return Strategy, and other multi-sector Fixed Income strategies. Prior to joining Prudential, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the firm’s macro research and asset allocation strategy. In addition, he was Morgan Stanley’s Global Director of Fixed Income & Economic Research and served on the Firm Risk Committee, Investment Committee, Asset Allocation Committee, Global Credit Committee, and Global Fixed Income Operating Committee.

Mr. Collins is Managing Director and Senior Investment Officer for Prudential. He is also a senior portfolio manager for Prudential’s Core Plus Fixed Income Strategy, Absolute Return Strategy, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the High Yield Team and other credit teams on portfolio strategy and construction.

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Core Plus Bond Fund

Janus Capital Management LLC ("Janus")

Janus, 151 Detroit Street, Denver, Colorado 80206-4805, serves as a Sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Janus is registered as an investment adviser with the SEC and is a direct subsidiary of Janus Capital Group, Inc.

Portfolio Managers:

Gibson Smith, Chief Investment Officer Fixed Income and Portfolio Manager, joined Janus in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor’s degree in Economics from the University of Colorado.

Darrell Watters, Portfolio Manager, joined Janus in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor’s degree in Economics from Colorado State University. Messrs. Smith and Watters have been portfolio managers of the Fund since its inception.

Loomis, Sayles & Company, L.P. ("Loomis Sayles")

Loomis Sayles, One Financial Center, Boston, MA 02111, serves as a Sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Loomis Sayles is registered as an investment adviser with the SEC and was founded in 1926.

Portfolio Managers:

Matthew J. Eagan, CFA, Daniel J. Fuss, CFA, CIC, Brian P. Kennedy and Elaine M. Stokes have been portfolio managers of the Fund since its inception.

Mr. Eagan,Vice President, has been employed by Loomis Sayles since 1997 and has over 24 years of investment industry experience. He earned his B.A. from Northeastern University and an M.B.A. from Boston University.

Mr. Fuss, Executive Vice President and Vice Chairman of Loomis Sayles, has been employed by Loomis Sayles since 1976 and has over 56 years of investment industry experience. He earned his B.S. and M.B.A. from Marquette University.

Mr. Kennedy, Vice President, joined Loomis Sayles in 1994. He received a B.S. from Providence College, an M.B.A. from Babson College and has over 24 years of investment experience.

Ms. Stokes, Vice President, has been employed by Loomis Sayles since 1988 and has over 27 years of investment industry experience. She earned her B.S. from St. Michael's College.

Metropolitan West Asset Management, LLC ("MetWest")

MetWest, 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017, serves as a Sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. MetWest is registered as an investment adviser with the SEC and was founded in 1996.

Portfolio Managers:

Tad Rivelle, Laird Landmann, Stephen M. Kane, CFA and Bryan T. Whalen, CFA have been portfolio managers of the Fund since its inception and are all Generalist Portfolio Managers at MetWest. Messrs. Rivelle, Landmann and Kane co-founded MetWest in 1996.

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Mr. Rivelle is Chief Investment Officer at MetWest. Mr. Rivelle was also the co-director of fixed income at Hotchkis & Wiley and a portfolio manager at PIMCO.

Mr. Landmann currently serves on the boards of the Trust Company of the West and the Metropolitan West Mutual Funds and leads the fixed income group’s risk management efforts. Prior to founding MetWest in 1996, Mr. Landmann was a principal and the co-director of fixed income at Hotchkis and Wiley. He also served as a portfolio manager and vice president at PIMCO.

Prior to MetWest, Mr. Kane was a fixed income portfolio manager at Hotchkis and Wiley. He also served as a Vice President at PIMCO.

Mr. Whalen has been employed by MetWest since 2004. Prior to joining MetWest, Mr. Whalen was a director in the fixed income department at Credit Suisse First Boston in New York.

T. Rowe Price Associates, Inc. ("T. Rowe Price")

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, serves as a Sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937.

Portfolio Managers:

Daniel O. Shackelford, CFA and Brian J. Brennan, CFA have been portfolio managers of the Fund since its inception.

Mr. Shackelford joined T. Rowe Price in 1999, and is a vice president of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price Trust Company. He is a portfolio manager and member of the portfolio strategy team for the core and core plus mandates in the Fixed Income Division.

Mr. Brennan is a portfolio manager in the Fixed Income Division at T. Rowe Price. Mr. Brennan has lead portfolio management responsibilities for the US Treasury, US Core Plus Bond, and Stable Value Strategies. He also is a member of the portfolio strategy team for T. Rowe Price's core and core plus mandates. Mr. Brennan is a vice president of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, and T. Rowe Price Trust Company.

Large Cap Growth Fund

Lazard Asset Management LLC ("Lazard")

Lazard, 30 Rockefeller Plaza, 55th Floor, New York, NY 10112, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Lazard is registered as an investment adviser with the SEC and was founded in 1970.

Portfolio Managers:

Andrew Lacey, Martin Flood, Ronald Temple, CFA and Richard Tutino, CFA have been portfolio managers of the Fund since its inception. Each has been a Portfolio Manager/Analyst at Lazard for at least the past five years.

Sustainable Growth Advisers, LP ("SGA")

SGA, 301 Tresser Blvd., Suite 1310, Stamford, CT 06901, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. SGA is registered as an investment adviser with the SEC and was founded in July 2003. As of June 30, 2015, SGA had total assets under management of approximately $    billion, of which approximately $___ billion represented assets of mutual funds. SGA is ___% majority employee-owned (__ of __ full-time employees are equity owners of the firm), with the remaining ___% interest owned by Estancia Capital Partners, LP, an operationally oriented specialist private equity fund focused on investing in boutique asset management firms.

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Portfolio Managers:

George P. Fraise, Gordon M. Marchand, CFA, CPA and CIC and Robert L. Rohn have been portfolio managers of the Fund since its inception. Each is a Founding Principal and has been a Portfolio Manager/Analyst at SGA for at least the past five years.

Jennison Associates LLC ("Jennison")

Jennison, 466 Lexington Avenue, New York, NY 10017, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Jennison (including its predecessor, Jennison Associates Capital Corp.) is registered as an investment adviser with the SEC and was founded in 1969.

Portfolio Managers:

Kathleen A. McCarragher and Blair A. Boyer have been portfolio managers of the Fund since its inception. Ms. McCarragher has been a Managing Director of Jennison and the Head of Growth Equity for at least the past five years. Mr. Boyer is a Managing Director and a Large Cap Growth Equity Portfolio Manager for at least the past five years.

William Blair Investment Management, LLC ("William Blair")

William Blair, 222 W. Adams Street, Chicago, IL 60606, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. William Blair is registered as an investment adviser with the SEC and was founded in 1935.

Portfolio Managers:

David C. Fording and John F. Jostrand have been portfolio managers of the Fund since its inception. Each is a Partner and Portfolio Manager at William Blair and has been for at least the past five years.

Large Cap Value Fund

Artisan Partners Limited Partnership ("Artisan Partners")

Artisan Partners, 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Artisan Partners is registered as an investment adviser with the SEC and was founded in March 2009 and succeeded the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995.

Portfolio Managers:

George O. Sertl, Jr. CFA, James C. Kieffer, CFA, Scott Satterwhite, CFA and Daniel L. Kane, CFA have been portfolio managers of the Fund since its inception. Messrs. Sertl, Kieffer and Satterwhite are each a Managing Director and Portfolio Manager at Artisan Partners and have been for at least the past five years. Mr. Satterwhite has provided notice that he intends to retire in September 2016.

Mr. Kane has been a Portfolio Manager at Artisan Partners since September 2013. Mr. Kane was an Associate Portfolio Manager from February 2012 to September 2013 and was an Analyst prior to February 2012.

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Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley")

Barrow, Hanley, Mewhinney & Strauss, LLC, (“Barrow Hanley”), 2200 Ross Avenue, 31st Floor, Dallas, TX 75201, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Barrow Hanley is registered as an investment adviser with the SEC and was founded in 1979.

Portfolio Managers:

Mark Giambrone, Michael Nayfa, CFA and Terry Pelzel, CFA have been portfolio managers of the Fund since its inception. Mr. Giambrone has been a Portfolio Manager at Barrow Hanley for at least the past five years. Mr. Nayfa has been an Assistant Portfolio Manager since 2014 and was an Equity Analyst from 2008 to 2014. Mr. Pelzel has been an Assistant Portfolio Manager since 2014 and was an Equity Analyst from 2010 to 2014. Prior to 2010, Mr. Pelzel was a Senior Portfolio Analyst with Highland Capital Management.

Wellington Management Company LLP ("Wellington Management")

Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of June 30, 2015, Wellington Management had investment management authority with respect to approximately $___ billion in client assets.

Portfolio Managers:

Donald J. Kilbride has been a portfolio manager of the Fund since its inception. He is a Senior Managing Director and an Equity Portfolio Manager at Wellington Management and has been for at least the past five years.

Small/Mid Cap Growth Fund

Eagle Asset Management, Inc. ("Eagle")

Eagle, 880 Carillon Parkway, St. Petersburg, FL 33716, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Eagle is registered as an investment adviser with the SEC and was founded in 1984.

Portfolio Managers:

Charles Schwartz, CFA, Betsy Pecor, CFA and Matt McGeary, CFA have been portfolio managers of the Fund since its inception. Mr. Schwartz has been a Portfolio Manager with Eagle since 2014. He was a Co-Portfolio Manager and Senior Vice President at Sentinel Investments from 2004 to 2012. Ms. Pecor has been a Portfolio Manager with Eagle since 2014. She was a Co-Portfolio Manager at Sentinel Investments from 2005 to 2012. Mr. McGeary has been a Portfolio Manager with Eagle since 2014. He was a Co-Portfolio Manager at Sentinel Investments from 2011 to 2012 and was an Equity Analyst at Sentinel Investments from 2005 to 2011.

ClearBridge Investments, LLC ("ClearBridge")

ClearBridge, 620 8th Avenue, New York, NY 10018, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. ClearBridge is registered as an investment adviser with the SEC and was founded in 2005.

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Portfolio Managers :

Brian Angerame, Derek Deutsch, CFA, Aram Green and Jeffrey Russell, CFA have been portfolio managers of the Fund since its inception. Each is a Portfolio Manager at ClearBridge and has been for at least the past five years.

Champlain Investment Partners, LLC ("Champlain")

Champlain, 180 Battery Street, Suite 400, Burlington, VT 05401, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Champlain is registered as an investment adviser with the SEC and was founded in 2004.

Portfolio Managers:

Scott Brayman has been a portfolio manager of the Fund since its inception. He has been Chief Investment Officer and Managing Partner at Champlain for at least the past five years.

Stephens Investment Management Group, LLC ("SIMG")

SIMG, 111 Center Street, Suite 2110, Little Rock, AR 72201, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. SIMG is registered as an investment adviser with the SEC and was founded in 2005.

Portfolio Managers:

Ryan Crane has been a portfolio manager of the Fund since August 2015. He is also Chief Investment Officer of SIMG and has been for at least the past five years.

Small/Mid Cap Value Fund

Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson")

Vaughan Nelson, 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Vaughan Nelson is registered as an investment adviser with the SEC and was founded in 1970.

Portfolio Managers:

Dennis G. Alff, CFA, Chad D. Fargason, Ph.D, Chris D. Wallis, CFA and Scott J. Weber, CFA have been portfolio managers of the Fund since its inception. Mr. Alff has been a Senior Portfolio Manager at Vaughan Nelson since 2006. Dr. Fargason has been a Senior Portfolio Manager at Vaughan Nelson since 2013. Prior to that, he was a Director at KKR&Co. from 2003 to 2013. Mr. Wallis has been CEO and CIO at Vaughan Nelson since 1999. Mr. Weber has been a Senior Portfolio Manager at Vaughan Nelson since 2003.

Boston Partners

Boston Partners, 909 Third Avenue, 32nd Floor, New York, New York 10022, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Boston Partners is a division of Robeco Investment Management, Inc., which is a wholly owned subsidiary of Robeco Group N.V., a Dutch global investment management company (“Robeco Group”). Robeco Group is majority owned by ORIX Corporation, a diversified financial services company based in Japan. Boston Partners is registered as an investment adviser with the SEC and was founded in 1995.

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Portfolio Managers:

Steve Pollack, CFA has been a portfolio manager of the Fund since its inception. Mr. Pollack has been a portfolio manager at Boston Partners for at least the past five years.

Silvercrest Asset Management Group LLC ("Silvercrest")

Silvercrest, 1330 Avenue of the Americas, 38th Floor, New York, NY 10019, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Silvercrest is registered as an investment adviser with the SEC and was founded in 2002.

Portfolio Managers:

Roger W. Vogel, CFA has been a portfolio manager of the Fund since its inception. He has been a Managing Director and Lead Portfolio Manager at Silvecrest for at least the past five years.

Advisory Research, Inc. ("Advisory Research")

Advisory Research, Two Prudential Plaza, 180 N Stetson Avenue, Suite 5500, Chicago, IL 60601, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Advisory Research is a wholly-owned subsidiary of Piper Jaffray Companies. Advisory Research is registered as an investment adviser with the SEC and was founded in 1974.

Portfolio Managers:

Matthew Swaim, James Langer and Bruce Zessar have been portfolio managers of the Fund since its inception. They are each Portfolio Managers at Advisory Research and have been for at least the past five years.

Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund and International Equity Fund

BlackRock Investment Management, LLC ("BlackRock")

BlackRock, 1 University Square Drive, Princeton, New Jersey 08540, serves as a sub-adviser to each Fund under a sub-advisory agreement with the Adviser on behalf of the Funds. BlackRock is registered as an investment adviser with the SEC and was founded in 1988.

Portfolio Managers:

Alan Mason, Chris Bliss and Greg Savage have been portfolio managers of the Funds since their inception. Each has been a Managing Director and Portfolio Manager at BlackRock for at least the past five years.

International Equity Fund

Baillie Gifford Overseas Limited (“Baillie Gifford Overseas”)

Baillie Gifford Overseas, Calton Square, 1 Greenside Row, Edinburgh, Scotland serves as a Sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Baillie Gifford Overseas is registered as an investment adviser with the SEC.

Portfolio Managers:

Gerard Callahan, Joe Faraday, Iain Campbell, Tom Walsh and Moritz Sitte have been portfolio managers of the Fund since its inception. Each has been an Investment Manager at Baillie Gifford Overseas for at least the past five years.

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Edinburgh Partners Limited (“Edinburgh Partners”)

Edinburgh Partners, 27-31 Melville Street, Edinburgh Scotland EH3 7JF, serves as sub investment adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Edinburgh Partners is registered as an investment adviser with the SEC. The Firm was formed in Edinburgh in 2003.

Portfolio Managers:

Tony Mather and Sandy Naim have been portfolio managers of the Fund since its inception. Mr. Mather has been an Investment Partner, Portfolio Manager and Analyst at Edinburgh Partners for at least the past five years. Mr. Naim has been CEO, an Investment Partner, Portfolio Manager and Analyst at Edinburgh Partners for at least the past five years.

Manning & Napier Advisors, LLC (“Manning & Napier”)

Manning & Napier, 290 Woodcliff Drive, Fairport, New York 14450, serves as investment adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Manning & Napier was founded in 1970 and is registered as an investment adviser with the SEC.

Portfolio Managers:

Ebrahim Busheri, CFA, Jeffrey W. Donlon, CFA, Marc Tommasi and Ajay Sadarangani have been portfolio managers of the Fund since its inception.

Mr. Busheri is Director of Investments at Manning & Napier. He has been involved in the management of the Core Non-U.S. Equity strategy since 2012. From 2007 through 2011 he was a consultant for Heritage Capital.

Mr. Donlon is a Senior Analyst and Managing Director of the Technology Group. He has been involved in the management of the Core Non-U.S. Equity strategy since 2002.

Mr. Tomassi is the Head of Global Investment Strategy and a Senior Analyst and a Managing Director of the Global Strategies Group. He has been involved in the management of the Core Non-U.S. Equity strategy since 1996.

Mr. Sadarangani is a Senior Analyst and Managing Director of the Emerging Growth Group. He has been involved in the management of the Core Non-U.S. Equity strategy since 2001.

Mondrian Investment Partners Limited (“Mondrian”)

Mondrian serves as an investment advisor to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Mondrian is based in the United Kingdom, located at 10 Gresham Street, Fifth Floor, London EC2V 7JD. Mondrian has managed assets since the firm’s founding in 1990. As of June 30, 2015, Mondrian had more than $__ billion in assets under management.

Portfolio Managers:

Elizabeth Desmond, Nigel Bliss, Andrew Porter and Alex Simcox have been portfolio managers of the Fund since its inception. Ms. Desmond is Director and Chief Investment Officer of International Equities at Mondrian. Messrs. Bliss and Porter are Senior Portfolio Managers at Mondrian. Mr. Simcox is a Portfolio Manager at Mondrian.

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WCM Investment Management (“WCM”)

WCM, 281 Brooks Street, Laguna Beach, CA 92651, serves as a sub-adviser to the Fund under an investment sub-advisory agreement with the Adviser on behalf of the Fund. WCM is registered as an investment adviser with the SEC and was formed in California in 1976.

Portfolio Managers:

Paul R. Black, Peter J. Hunkel, Michael B. Trigg and Kurt R. Winrich, CFA have been portfolio managers of the Fund since its inception. Mr. Black is a Portfolio Manager, President and Co-CEO at WCM and has been for at least the past five years. Messrs. Hunkel and Trigg are Portfolio Managers and Business Analysts at WCM and have been for at least the past five years. Mr. Winrich is a Portfolio Manager, Chairman and Co-CEO at WCM and has been for at least the past five years.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Each Fund sells its shares at NAV. NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. Each Fund’s share price is calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

In calculating NAV, each Fund generally values its investment portfolio at market price. When valuing portfolio securities, each Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on the National Association of Securities Dealers Automated Quotations ("NASDAQ")) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the mean between last bid and ask price on such day. Each Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares. When valuing fixed income securities, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. For certain fixed income securities with remaining maturities of 60 days or less, the Fund may use the security's amortized cost under certain circumstances. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Fair Value Pricing

If market or broker-dealer quotations are unavailable or deemed unreliable for a security or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades but before a Fund calculates its NAV, such Fund may, in accordance with procedures adopted by the Board of Trustees, employ “fair value” pricing of securities. Fair value determinations are made in good faith in accordance with Board-approved procedures. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its sale under current market conditions. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. While the Funds' use of fair value pricing is intended to result in calculation of an NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that any fair value price will, in fact, approximate the amount a Fund would actually realize upon the sale of the securities in question. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the Funds may adjust their fair valuation procedures.

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For foreign securities traded on foreign exchanges, the Trust has selected FT Interactive data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of Fund securities traded on those foreign exchanges. The Funds use a confidence interval when determining the use of the FTID provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding ADR, if one exists. FTID provides the confidence interval for each security for which it provides a price. If the FTID provided price falls within the confidence interval, the Funds will value the particular security at that price. If the FTID provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

How to Buy Shares

Orders to purchase shares must be placed directly with Edward Jones, which is registered with the SEC as a broker-dealer and investment adviser, or your local Edward Jones financial advisor. Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward Jones. Trustees of the Trust may purchase shares directly. There are no minimum initial or subsequent investment amount requirements for the Fund. Edward Jones reserves the right to reject purchase orders or to stop offering Fund shares without notice. No order will be accepted, unless Edward Jones has received and accepted a signed Advisory Solutions Client Agreement. Payment for shares must be received by Edward Jones within three business days after the order is placed in good order. The Funds do not issue share certificates.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchases In-Kind

In limited circumstances, Advisory Solutions’ investors may acquire shares of a Fund with in-kind redemption proceeds they receive from a mutual fund that is not sponsored by Edward Jones (a "third party fund").  The Funds' Board has adopted procedures that require the relevant Fund and the Adviser to meet certain conditions prior to the Fund’s acceptance of a contribution of securities in exchange for shares of the Fund.  These procedures require, among other things, that (a) the Adviser, in consultation with the Sub-advisers, determines that the securities to be contributed to the Fund are appropriate for investment by the Fund in light of its investment objective, strategies and policies; (b) the Fund’s valuation procedures will be used when determining the value of the securities to be contributed to the Fund; and (c) the Adviser and the Board reasonably determine that the particular contribution in-kind transaction, when considered as a whole, is expected to be in the best interests of the Fund and its shareholders.

Although the contributed securities will be appropriate for investment by a Fund in light of its investment objective, strategies and policies, the Adviser, in consultation with the Sub-advisers, may nonetheless determine that it is consistent with the best interests of the Fund to liquidate a portion of the contributed securities.  In the event of such determination, the Adviser, in its discretion and in consultation with the Sub-advisers, will determine which of the contributed securities will be liquidated and will allocate the resulting cash proceeds to one or more of the Fund’s Sub-advisers.  The Fund will pay both the explicit transaction costs and any implicit transaction costs, including market impact and any markup built into the price of fixed income securities and other instruments, incurred in the sale of the contributed securities.  The Adviser will seek to minimize the transaction costs, including market impact, to the Fund, generally by engaging one or more third-party transition management service providers that specialize in executing portfolio transactions on a large scale.  However, the Adviser’s use of a transition manager does not guarantee that the Fund will experience better executions or reduced costs associated with the liquidation of the Fund’s securities.

A contribution in-kind of securities to purchase shares of a Fund will be permitted only if the Adviser reasonably determines that the overall benefits to the relevant Fund and its shareholders of the contribution in-kind transaction, when considered as a whole, are expected to materially outweigh the costs of liquidating the securities.  In making such determination, the Adviser will review and document the specific facts and circumstances of the particular in-kind transaction taking into account all relevant factors, including, but not limited to: (a) the transaction costs, including market impact, expected to be incurred by the Fund in liquidating a portion of the contributed securities, versus the transaction costs, including market impact, expected to be saved by the Fund in connection with receiving and retaining contributed securities; (b) the benefit the Fund is expected to receive, if any, by allowing the Fund to acquire certain contributed securities that the Fund may not otherwise be able to obtain with cash due to the fact that such securities may not be available, or are of limited supply, in the open market; and (c) the benefit the Fund’s shareholders are expected to receive, if any, as a result of the increase in the Fund’s assets that is associated with the transaction (e.g., a reduction in the Fund’s total annual operating expenses).

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The Funds' valuation procedures may differ from the valuation procedures utilized by the third party fund.  In such instances, Advisory Solutions’ investors who acquire Fund shares with in-kind redemption proceeds may receive fewer or more shares of the relevant Fund than they would have received if the Fund used the same valuation procedures as the applicable third party fund.

USA PATRIOT Act. The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, the Adviser, and Edward Jones to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When setting up an Advisory Solutions account, you will be required to supply Edward Jones with your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, Edward Jones may temporarily limit any security purchases, including in the Funds. In addition, Edward Jones may close an account if it is unable to verify a shareholder’s identity. As required by law, Edward Jones may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Corporate, trust and other entity accounts require further documentation.
If Edward Jones does not have a reasonable belief of the identity of an account holder, the account will be rejected or the account holder will not be allowed to perform a transaction in the account until such information is received. The Funds also reserve the right to close the account within five business days if clarifying information/ documentation is not received. Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address. Any exceptions are reviewed on a case-by-case basis.

How to Sell Shares

Orders to sell or “redeem” shares must be placed directly with Edward Jones or your local Edward Jones financial advisor. All redemption requests accepted by Edward Jones before 4:00 p.m. Eastern time on any business day will be executed at that day’s share price. Orders accepted after 4:00 p.m. will be executed at the next day’s price. If the NYSE closes early, the Funds may accelerate transaction deadlines accordingly. All redemption orders must be in good form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your participation in Advisory Solutions and/or are no longer an eligible shareholder, your shares in any of the Funds may be subject to compulsory redemption by such Funds. The Funds have the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to an account holder at Edward Jones for up to seven days, as permitted by law. Redemption proceeds held in an investor’s brokerage account generally will not earn any income, and Edward Jones may benefit from the use of temporarily uninvested funds.

ACCOUNT AND TRANSACTION POLICIES

Payment of Redemption Proceeds. Proceeds will generally be sent no later than seven calendar days after the Fund receives your redemption request. The Fund may suspend your right to redeem your shares for (1) any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) any period during which the SEC determines that an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine the value of its net assets; or (3) such other periods as the SEC may by order permit. More information about redeeming shares and the circumstances under which redemptions may be suspended is in the SAI.

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Your redemption proceeds will be deposited in your Advisory Solutions account unless you instruct otherwise. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold. Under unusual conditions, a redemption in kind may include illiquid securities. Investors may not be able to sell such securities and may be required to hold such securities indefinitely.

Electronic Delivery. It is the Fund’s policy to deliver documents electronically whenever possible. You may choose to receive Fund documents electronically rather than hard copy by signing up for e-delivery for your Advisory Solutions account with Edward Jones at www.edwardjones.com/accountaccess.

Unclaimed Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Payments to Edward Jones. Every Advisory Solutions account pays asset-based fees to Edward Jones for investment advisory services which varies based on the amount of money in your account. Please refer to your updated Edward Jones Advisory Solutions® Brochure for more information about payments to Edward Jones for investment management services related to your Advisory Solutions account. These fees and payments are not reflected in the fees and expenses described elsewhere in this Prospectus.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

Frequent purchases and redemptions of Fund shares may interfere with the efficient management of the Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities.
Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance and other techniques. Under these policies and procedures, the Fund may limit additional purchases of Fund shares by shareholders whom the Adviser reasonably believes to be engaged in these excessive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser reasonably believes to be actual market timing activity, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser reasonably believes could be either excessive or for illegitimate purposes, the Fund may seek to block future purchases and exchanges of Fund shares by that account or permit the account holder to justify the activity. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

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The policies apply to any account, whether an individual account or accounts with financial intermediaries, such as investment advisers, introducing brokers and retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will make distributions of dividends and capital gains, if any, at least annually. A Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

All distributions will be reinvested in shares of the relevant Fund. Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.

TAX CONSEQUENCES

You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, each Fund is generally not subject to U.S. federal income tax if it timely distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

Each Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

You will generally be taxed on a Fund’s distributions, regardless of whether you reinvest them or receive them in cash. Each Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. Distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Each Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

Distributions of capital gain and distributions of net investment income reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange, and otherwise as short-term capital gain. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

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A Fund may be required to withhold federal income tax at the federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your federal income tax liability, so long as you provide the required information or certification. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, the Funds will mail you, or provide Edward Jones as sponsor of Advisory Solutions, reports containing information about the income tax classification of distributions paid during the year. Distributions declared in October, November or December to shareholders of record on a specified date in such a month, but paid in January, are taxable as if they were paid in December.

As of January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), are subject to a new 3.8% Medicare contribution tax that applies to “net investment income,” including interest, dividends and capital gains received from the Fund (including capital gains realized on the sale or exchange of shares of the Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for purchases of Fund shares. The Funds are also required to report whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average basis. In the absence of an election, the Fund will use the default cost basis method which, if applicable, will be provided to you by your financial adviser in a separate communication. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on their federal income tax returns.

Each Fund may invest in foreign securities and therefore may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

TRADEMARKS

The Bridge Builder Trust and the series thereof are not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed any series of the Bridge Builder Trust nor any associated literature or publications, and Russell makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.

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Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing, or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Core Bond Fund, Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund and Small/Mid Cap Value Fund. The information is intended to help you understand each Fund's financial performance for the past five fiscal years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by [_______], independent registered public accounting firm of the Funds. Financial statements and the unqualified opinion of [_______] are included in the 2015 Annual Report of the Funds, which is available upon request by calling the Funds at [____] or online at www.bridgebuildermutualfunds.com.

Because the Core Plus Bond Fund and International Equity Fund were not in operation as of the fiscal year ended June 30, 2015, financial highlights for these Funds are not available.

[Tables to be provided]

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Bridge Builder Trust

You can find more information about the Funds in the following documents:

Statement of Additional Information (“SAI”): The SAI provides additional details about the investments and techniques of each Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated into this Prospectus by reference. It is legally considered a part of this Prospectus.

Annual/Semiannual Reports: Additional information about the Funds' investments will be available in the Funds' annual and semiannual reports to shareholders. A Fund's annual report will contain a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s prior fiscal year.

You can obtain free copies of these documents, request other information and discuss your questions about the Funds by contacting the Funds at:

Bridge Builder Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-823-3611
www.bridgebuildermutualfunds.com

You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the SEC, 100 “F” Street N.E., Washington, D.C. 20549-1520. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Shareholder reports and other information about the Funds are also available:

▪	Free of charge from the Funds' website at www.bridgebuildermutualfunds.com.
▪	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.
▪	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
▪	For a fee, by e-mail request to publicinfo@sec.gov.

The Trust's SEC Investment Company Act file number is 811-22811.

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STATEMENT OF ADDITIONAL INFORMATION
October 28, 2015

Bridge Builder Trust

Bridge Builder Core Bond Fund
(formerly Bridge Builder Bond Fund)
Ticker: BBTBX
Bridge Builder Core Plus Bond Fund
Ticker: BBCPX
Bridge Builder Large Cap Growth Fund
Ticker: BBGLX
Bridge Builder Large Cap Value Fund
Ticker: BBVLX
Bridge Builder Small/Mid Cap Growth Fund
Ticker: BBGSX
Bridge Builder Small/Mid Cap Value Fund
Ticker: BBVSX
Bridge Builder International Equity Fund
Ticker: BBIEX

12555 Manchester Road
St. Louis, MO 63131
1.855.823.3611
www.bridgebuildermutualfunds.com

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus for the Bridge Builder Core Bond Fund (the “Core Bond Fund”), Bridge Builder Core Plus Bond Fund (the “Core Plus Bond Fund”), Bridge Builder Large Cap Growth Fund (the “Large Cap Growth Fund”), the Bridge Builder Large Cap Value Fund (the “Large Cap Value Fund”), the Bridge Builder Small/Mid Cap Growth Fund (the “ Small/Mid Cap Growth Fund”), the Bridge Builder Small/Mid Cap Value Fund (the “Small/Mid Cap Value Fund”) and the Bridge Builder International Equity Fund (the “International Equity Fund”) (together, the “Funds”), each a series of Bridge Builder Trust (the “Trust”) dated October 28, 2015, advised by Olive Street Investment Advisers, LLC (the “Adviser”). Copies of the Funds’ Prospectuses are available at www.bridgebuildermutualfunds.com or by calling the above number. The Adviser has retained certain investment managers as Sub-advisers (each a “Sub-adviser,” and, collectively, the “Sub-advisers”), each responsible for portfolio management of a portion of each of the Fund’s total assets.

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THE TRUST

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on December 19, 2012, and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Trust may also issue separate classes of shares of any series. Currently, the Trust consists of eight series, one of which is offered in a separate prospectus and SAI. Each Fund offers one class of shares. The Board may from time to time issue other series (and multiple classes of such series), the assets and liabilities of which will be separate and distinct from any other series.

The Funds’ Prospectuses and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at sec.gov.

INVESTMENT STRATEGIES, POLICIES, SECURITIES AND INVESTMENTS, AND RISKS

Pursuant to the names rule of Rule 35d-1 under the 1940 Act (the “Names Rule”), the Funds have adopted the following non-fundamental policies. The Core Bond Fund and the Core Plus Bond Fund have non-fundamental policies to invest, under normal circumstances, at least 80% of their net assets (plus the amount of borrowings for investment purposes) in fixed income securities and other instruments, such as derivatives and certain investment companies, with economic characteristics similar to fixed income securities. The Large Cap Growth Fund and the Large Cap Value Fund have non-fundamental policies to invest, under normal circumstances, at least 80% of their net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies that seek to track the performance of securities of large capitalization companies. The Small/Mid Cap Growth Fund and the Small/Mid Cap Value Fund have non-fundamental policies to invest, under normal circumstances, at least 80% of their net assets (plus the amount of borrowings for investment purposes) in the securities of small- and mid-capitalization companies and other instruments, such as certain investment companies that seek to track the performance of securities of small and mid-capitalization companies. The International Equity Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities and other instruments, such as derivatives and certain investment companies that seek to track the performance of equity securities. Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental policy complying with the Names Rule.

Each Fund is diversified. This means that with respect to 75% of its total assets, a Fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, a Fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal securities laws.

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The investment objectives, policies, strategies, risks and limitations discussed in this SAI may be changed without shareholder approval unless otherwise noted.

The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices unless such investment activity or practice is directly inconsistent with, or not permitted by, a specific Fund investment policy as stated below or in the Fund’s prospectus. A Fund is free to reduce or eliminate its activity in any of these areas. A Fund will only purchase an investment and/or engage in any of the below investment practices if such investment or investment practices is determined to be advantageous to the Fund by the Adviser and/or Sub-advisers. The table below identifies which investments, investment practices and risk factors apply to a Fund.

	Core Bond Fund	Core Plus Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund
Equity Securities		X	X	X	X	X	X
Illiquid Securities	X	X	X	X	X	X	X
Exchange Traded Funds and Other Registered Investment Companies	X	X	X	X	X	X	X
Foreign Securities		X	X	X	X	X	X
Real Estate Securities	X	X	X	X	X	X	X
Borrowing and Other Forms of Leverage	X	X	X	X	X	X	X
Cash Position	X	X	X	X	X	X	X
Short-Term Investments	X	X					X
Corporate Debt Securities	X	X					X
Municipal Securities	X	X					X
U.S. and Foreign Government Obligations	X	X					X
Variable Rate Demand Notes	X	X					X
Floating Rate Securities	X	X					X
Inverse Floaters	X						X
Zero-Coupon and Payment-in-Kind Bonds	X	X					X
Risks of Investing in Debt Securities	X	X					X
Taxes	X	X
Risks of Investing in Lower-Rated Debt Securities	X	X
Risks of Investing in Distressed Companies	X	X					X
Asset-Backed and Mortgage-Related and Mortgage-Backed securities	X	X					X
Inflation-Protected Securities	X	X					X
Options							X
Private Investments	X	X	X	X	X	X	X
Hybrid Securities	X	X					X
Derivatives	X	X	X	X	X	X	X
Repurchase Agreements	X	X					X
Other Investment Risks	X	X	X	X	X	X	X
Market Risks	X	X	X	X	X	X	X
Multi-Manager and Multi-Style Risk	X	X	X	X	X	X	X
Special Risks of Transactions in Futures Contracts	X	X	X	X	X	X	X
Temporary Defensive Investments	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X

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Equity Securities

The Funds will purchase equity securities, including common stock. All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles, and the value of a Fund’s securities may fluctuate substantially from day-to-day. Owning an equity security that currently pays dividends can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- or medium-sized companies, it will be exposed to the risks of small- and medium-sized companies. Such companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, or services, markets, or financial resources, or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions can decrease the value and liquidity of securities held by a Fund. As a result, the performance of small- and medium-sized securities can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund and cause the Fund to lose money.

Common Stock. Common stocks represent a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, although they may carry limited voting rights. Preferred stocks also normally have preference over the corporation’s assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate and may entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

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Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Depositary Receipts. American Depositary Receipts (“ADRS”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities, which are discussed below.

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For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, and depositary receipts are subject to many of the risks associated with investing directly in foreign securities, which are discussed below.

Initial Public Offerings (“IPOs”). A Fund may invest a portion of its assets in equity securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. If a Fund were to sell IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The limited number of shares available may also mean that to the extent a Fund seeks to invest in IPOs, it could be unable to invest to the extent desired because, for example, only a small portion of the securities being offered in the IPO are available to a Fund.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

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Illiquid Securities

No Fund may purchase an investment if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities. The Adviser and Sub-advisers will monitor the amount of illiquid securities in each Fund, under the supervision of the Board, to ensure compliance with this investment restriction.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable. Limitations on resale may have an adverse effect on the marketability of the securities, and the Funds might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. Because of their illiquid nature, illiquid securities may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, each Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price that a Fund may ultimately realize upon its sale or disposition.

Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, a Sub-adviser, pursuant to procedures adopted by the Board, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.

Exchange-Traded Funds (“ETFs”) and Other Registered Investment Companies

The Funds may invest in exchange-traded funds (“ETFs”), which are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents, in most cases, a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies, subject to certain exceptions.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds investments in that country may be more effective than investing directly in issuers in that country.

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The 1940 Act generally prohibits Funds from investing more than 5% of the value of their total assets in any one registered investment company or more than 10% of the value of its total assets in registered investment companies as a group, and also restricts their investment in any registered investment company to 3% of the voting securities of such investment company. There are exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. In particular, SEC rules allow Funds to invest in money market funds in excess of the limits described above.

The Funds may invest in other investment companies, including those managed by the Adviser or a Sub-adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Money Market Funds. The Funds may under certain circumstances invest a portion of its assets in money market funds. However, an investment in a money market fund will involve payment by a Fund of its pro rata share of advisory and other fees charged by such fund.

Foreign Securities

The Funds may invest in securities issued by foreign governments and corporations, including emerging market securities. The Funds may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or exchange traded funds (“ETFs”) (generally “foreign securities”). Investing in foreign securities generally involves more risk than investing in U.S. securities. Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less or different government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Funds held in foreign countries.

The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Funds may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures). Furthermore, there is the risk of possible seizure, nationalization, or expropriation of the foreign issuers or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Investments in foreign government debt obligations also involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Funds may have limited legal resources in the event of default. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

Dividends and interest payable on the Funds’ foreign securities may be subject to foreign withholding tax. The Funds may also be subject to foreign taxes on their trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in those countries that impose these taxes. To the extent such taxes are not offset by credits or deductions available to shareholders in the Fund, under U.S. tax law, they will reduce the net return to a Fund’s shareholders.

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Foreign Securities Traded in the United States. The Funds may own foreign equity securities that are traded in the United States and denominated in United States dollars. They also may be issued originally in the United States. There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors.

Emerging Markets Securities. In addition, the Funds may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation; the mechanics of repatriations may delay or impede a Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Foreign Currency Risk. While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

■	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;
■	Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;
■
Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

■
There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

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Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

■
The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Foreign Currency Options. The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options, and are subject to other risks similar to options on securities on indexes.

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Foreign Currency Transactions. The Funds may enter into foreign currency transactions. The Funds normally conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. A Fund generally will not enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with the Fund’s custodian of cash, U.S. government securities or other liquid obligations and are marked-to-market daily.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to a Fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, no fees or commissions are involved.

Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of a Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Funds will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served by doing so.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains a portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

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A Fund’s dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Funds values their assets daily in terms of U.S. dollars, the Funds do not intend to convert any holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Real Estate Securities

Real Estate Investment Trusts (“REITs”). The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like Regulated Investment Companies (“RICs”) such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the Fund’s own expenses. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. Mortgage REITs are subject to significant interest rate risk. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.

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REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes or may require the Fund to accrue and distribute income not yet received. In addition, distributions attributable to REITs made by a Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Borrowing and Other Forms of Leverage

The Funds may borrow money for investment purposes to the extent permitted by their investment policies and restrictions and applicable law. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s holdings. The Funds may also borrow money for temporary emergency purposes.

The Funds have established lines of credit with certain banks by which they may borrow funds for temporary or emergency purposes. A Fund may use lines of credit to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund’s remaining shareholders. The Funds may be required to pay fees to the banks to maintain the lined of credit; which would increase the cost of borrowing over the stated interest rate.

Cash Position

The Funds do not always stay fully invested in securities. When a Sub-adviser believes that market conditions are unfavorable for profitable investing, or when a Sub-adviser is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a Fund’s Adviser or Sub-adviser(s) may also temporarily increase the Fund’s cash position to protect assets, maintain liquidity, or during periods when transitioning Fund assets from one Sub-adviser to another Sub-adviser. Partly because each of the Sub-advisers acts independently of each other, the cash positions of the Funds may vary significantly.

When a Fund’s investments in cash or similar investments increase, the Fund may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Short-Term Investments

The Funds may invest without limitation in any of the following short-term securities and instruments:

Bank Obligations. Obligations including bankers’ acceptances, commercial paper and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

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Certificates of Deposit, and Time Deposits. The Funds may hold certificates of deposit and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Funds may invest in Certificates of Deposit in amounts up to the $250,000 per bank Federal Deposit Insurance Corporation (“FDIC”) limit. Each Fund may invest up to 15% or less of its net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper and Short-Term Notes. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s® Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc.©, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Other Short-Term Obligations. Debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s.

Corporate Debt Securities

The Funds may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which the Funds may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Municipal Securities

The Funds may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

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Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

U.S. and Foreign Government Obligations

The Funds may invest in U.S. Government obligations including Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Funds may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. A government could default on its sovereign debt obligations. This risk of default is higher in emerging markets. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Variable Rate Demand Notes

The Funds may purchase taxable or tax-exempt variable rate demand notes for short-term cash management or other investment purposes. Variable rate demand notes may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a variable demand note may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

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Floating Rate Securities

The Funds may purchase floating rate securities. A floating rate debt security has a rate of interest which is usually established as the sum of a base lending rate (e.g., the London Inter-Bank Offered Rate (LIBOR), the U.S. Prime Rate, the Prime Rate of a designated U.S. bank or the certificate of deposit rate) plus a specified margin. The interest rate on prime rate-based loans and securities floats periodically as the prime rate changes. The interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year. Certain floating rate securities will permit the borrower to select an interest rate reset period of up to one year. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Inverse Floaters

The Funds may purchase inverse floaters. An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Inverse floaters are typically created by a broker depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. Because inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate) the market prices of inverse floaters may be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The returns on inverse floaters may be leveraged, increasing substantially the volatility and interest rate sensitivity.

Zero-Coupon and Payment-in-Kind Bonds

The Funds may invest in so-called zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Funds are required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for a Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.

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Risks of Investing in Debt Securities

There are a number of risks generally associated with a Fund’s investments in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of a Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Taxes. The Funds may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by the Funds and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Risks of Investing in Lower-Rated Debt Securities

The Funds may invest up to 5% of its assets (measured at the time of purchase) in securities deemed to be below investment grade (“lower-rated” or “junk bonds”). If securities held by a Fund were investment grade at the time of purchase but are subsequently downgraded to below investment grade, causing the Fund to hold more than 5% in non-investment grade securities, the Fund is not required to sell non-investment grade securities; however, the Fund is prohibited from making further purchases of non-investment grade securities. Similarly, if the market value of non-investment grade securities in a Fund exceeds 5% of the Fund’s total assets due to market fluctuation, the Fund is not required to sell non-investment grade securities, although it is prohibited from making further purchases of non-investment grade securities.

Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect lower-rated debt securities differently from other securities. For example, the prices of lower-rated bonds have often been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated bonds and the Fund’s asset values.

Payment Expectations. Lower-rated bonds present certain risks based on payment expectations. For example, lower-rated bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

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Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of lower-rated bonds, and this may impact a Sub-adviser’s ability to accurately value lower-rated bonds and a Fund’s assets and hinder a Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated bonds. However, credit ratings are not absolute measures of credit quality and do not reflect all potential market risks. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Sub-adviser must monitor the issuers of lower-rated bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so the Fund can meet redemption requests. A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Risks of Investing in Distressed Companies

From time to time, the Funds may purchase the direct indebtedness of various companies (“Indebtedness”), or participation interests in Indebtedness (“Participations”), including Indebtedness and Participations of reorganizing companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the Sub-advisers consider in purchasing a particular Indebtedness. Indebtedness which represents a specific Indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. A Fund may purchase loans from national and state chartered banks as well as foreign banks, and they normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company’s Indebtedness. The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank, which are known as “supranational organizations.” Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Indebtedness and Participations may be illiquid as described below

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Asset-Backed Securities (ABS) and Mortgage-Related and Mortgage-Backed Securities (MBS)

The Funds may purchase asset-backed, mortgage-related and mortgage-backed securities. Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, company receivables or other assets. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses, and the actual prepayment experience on the underlying assets. Each Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the expected rate of return.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The Funds may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

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Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time.

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Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. For the purposes of each Fund’s concentration policy, asset-backed securities (a) do not represent interests in any particular “industry”; and (b) will be classified in a consistent manner deemed reasonable by a Fund.

Collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other collateralized debt obligations (“CDOs”). A CBO is a trust which is often backed by a pool of high risk, below investment grade fixed income securities, such as high yield bonds, privately issued mortgage-related securities, commercial mortgage-related securities, trust preferred securities, or emerging market debt. A CLO is a trust typically backed by a pool of loans, which may include senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade. Other CDOs are trusts backed by other types of assets. The assets backing a CBO, CLO, or CDO trust may be referred to as “the collateral.” CBOs, CLOs and other CDOs may charge management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. Senior tranches can often be rated investment grade. CBO, CLO or other CDO tranches can experience substantial losses due to defaults, deterioration of protecting tranches, market participants’ perception of credit risk, as well as aversion to these securities generally. The risks of an investment in a CBO, CLO or other CDO often depend on the collateral securities and the particular tranche in which the Fund invests. These securities are often privately offered and not registered under securities laws. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the possibility that the quality of the collateral may decline in value or default, the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other tranches, as well as risks related to the complexity of the security and its structure.

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Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which a Fund may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by a Fund and could cause the Fund’s net asset value to decline, potentially significantly. Considerable uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “Stripped Mortgage Securities” below.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on tranches with more volatile cash flows are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

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CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. The yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. The Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

Government Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

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In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPA is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

On August 17, 2012, the U.S. Treasury announced that it was again amending the SPA to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of HERA, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

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In the event of repudiation, the payments of interest to holders of Fannie Mae, or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, and are subject to greater complexity and risk of loss.

Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

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Stripped Mortgage Securities. Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities not issued by Federal Agencies will be treated by the Fund as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid. Stripped mortgage securities issued by Federal Agencies generally will be treated by the Funds as liquid securities under procedures adopted by the Funds and approved by the Board.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Mortgage Dollar Rolls. The Funds may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

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Forward Commitments and Dollar Rolls. The Funds may enter into contracts to purchase mortgage securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) mortgage purchase commitments, the unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Additionally, a Fund will segregate or earmark liquid assets for these net obligations in an amount sufficient to cover its obligations. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Although the Funds will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if a Sub-Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward A Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The Funds may enter into mortgage dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, a Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. A Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The Funds account for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase a Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund may be adversely affected.

The Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund.

Inflation-Protected Securities

The Funds may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The Funds may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If a Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal and, therefore, subject the Fund to counterparty risk with respect to the issuer. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

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The periodic adjustment of U.S. TIPS is calculated by the U.S. Treasury and is currently tied to the CPI-U. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. Government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if a Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

Options

The Funds may invest in options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

Purchasing Put and Call Options. When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

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Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:
•	Allowing it to expire and losing its entire premium;
•	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
•	Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options. When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only “covered” options. At the time of selling a call option, a Fund may cover the option by owning, among other things:
•	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
•	A call option on the same security or index with the same or lesser exercise price;
•
A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
•	In the case of an index, the portfolio of securities that corresponds to the index.

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At the time of selling a put option, a Fund may cover the option by, among other things:
•	Entering into a short position in the underlying security;
•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
•
Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

•	Maintaining the entire exercise price in liquid securities.

Options on Securities Indices. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Credit Default Swaps. An option on a credit default swap (“CDS”) option gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

Combined Positions. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Private Investments

Private Placement and Restricted Securities. The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when a Sub-adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the Trust’s Valuation Committee will play a greater role in valuing these securities than in the case of publicly traded securities.

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Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the Prospectuses forming a part of it, is materially inaccurate or misleading.

Redeemable Securities. Certain securities held by the Funds may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Hybrid Securities

The Funds may acquire hybrid securities. A third party or Sub-adviser may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants to receive a payment based on whether the price of a common stock surpasses a certain exercise price. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the market value of a hybrid security is the sum of the values of its income-producing component and its equity component.

Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class.

Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

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Derivatives

Some of the instruments in which the Funds may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include futures contracts, forward contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes may be more volatile than those of other instruments and each type of derivative instrument may have its own special risks.

Some over-the-counter derivative instruments may expose a Fund to the credit risk of the counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, a Fund potentially could lose all or a large portion of its investment in the derivative instrument.

Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce a Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the Sub-adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Use of derivatives and other forms of leverage by a Fund may require the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio may be magnified when the Fund uses leverage. Certain derivatives may create a risk of loss greater than the amount invested.

Forward Contracts. The Funds may invest in forward contracts for speculative or hedging purposes. A forward contract involves a negotiated obligation to purchase or sell a specific asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and (iii) forwards may be difficult to accurately value. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

The Funds may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed. Under definitions recently adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared. These changes are expected to reduce counterparty/credit risk as compared to bi-laterally negotiated contracts.

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Open positions in forwards will be covered by the segregation or “earmarking” of assets determined to be liquid, and are marked to market daily, if required by the 1940 Act.

Futures Contracts. The Funds may purchase futures contracts (“financial futures”). There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select the Fund’s fixed income investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which each Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that a Fund will be able to enter into closing transactions.

The Funds may enter into futures contracts on other underlying assets or indexes, including physical commodities and indexes of physical commodities.

At any time prior to expiration of a futures contract, a Fund may seek to close the position by taking an opposite position which would typically operate to terminate the Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that are equal to the market value of the futures contract.

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

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Equity Index Futures Risk. An equity index future is a cash-settled futures contract on the value of a particular stock market index.

The use of equity index futures involves additional risks and transaction costs that could leave the Fund in a worse position than if it had not used these instruments. Equity index futures may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in equity index futures could have a meaningful impact on performance.

Currency Futures Contracts and Options. The Funds may invest in currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Funds will not use such contracts or options for leveraging purposes. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.

Interest Rate or Financial Futures Contracts. The Funds may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest rate or financial futures contract by a Fund would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Funds will deal only in standardized contracts on recognized exchanges. The exchange typically guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts may be traded in an auction environment on the floor of an exchange, such as the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through mortgage-backed securities, three-month United States Treasury bills, and 90-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on various international exchanges. Engaging in futures contracts on international exchanges may involve additional risks, including varying regulatory standards and supervision, fewer laws to protect investors, greater counterparty risk, greater transaction costs, greater volatility, and less liquidity, which could make it difficult for the fund to transact.

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Interest Rate and Total Return Swap Agreements. For temporary defensive purposes only, the Funds may purchase interest rate swaps. The Funds may use interest rate swaps to increase or decrease exposure to a particular interest rate or rates, which may result in the Funds experiencing a gain or loss depending on whether the interest rates increased or decreased during the term of the agreement. For temporary, defensive purposes only, the Funds may also engage in total return swaps, in which payments made by a Fund or a counterparty are based on the total return of a particular reference asset or assets (such as a fixed-income security, a combination of securities, or an index). The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because, in some cases, swap transactions involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.

The Funds may enter into swap agreements that would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid.

Credit Default Swaps. For temporary defensive purposes only, the Funds may purchase credit default swaps. A credit default swap is an agreement between a Fund and a counterparty that enables a Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, a Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments, and would have no payment obligations to the counterparty. The Funds may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

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A Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer may lose its investment and recover nothing should an event of default not occur. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If a Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if a Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, a Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, a Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” seeks to ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. However, such segregation or “earmarking” will not limit a Fund’s exposure to loss.

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The Commodity Futures Trading Commission (“CFTC”) regulates the trading of commodity interests, including commodity futures contracts, options on commodity futures, and swaps (which includes cash-settled currency forwards and swaps. A Fund that invests in commodity interests is subject to certain CFTC regulatory requirements, including certain limits on its trading of commodity interests to qualify for certain exclusions or exemptions from registration requirements. The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), pursuant to CFTC Rule 4.5, with respect to each Fund’s operation. Therefore, the Funds and the Adviser are not subject to regulation as a commodity pool or CPO under the CEA and the Adviser is not subject to registration as a CPO. If a Fund were no longer able to claim the exclusion, the Adviser may be required to register as a CPO and the Fund and the Adviser would be subject to regulation as a commodity pool or CPO under the CEA. If a Fund or the Adviser is subject to CFTC regulation, it may incur additional expenses.

Repurchase Agreements.

The Funds may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security itself. The Funds will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Funds may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities, including such repurchase agreements.

It is not clear whether a court would consider the security acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan, and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser or Sub-Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, each Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 102% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

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The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully, as such term is defined in the 1940 Act and the Rules thereunder.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A Fund typically will segregate or “earmark” assets determined to be liquid, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, a Fund may treat such transactions as bank borrowings, which would be subject to a Fund’s limitations on borrowings.

Other Investment Risks

The following risk considerations relate to investment practices undertaken by the Funds. Generally, since shares of each Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of a Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in the Funds could go down as well as up. You can lose money by investing in a Fund. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. An investment in a Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program. Prospective investors should consider the following risks.

Market Risks

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Recent Regulatory Events. Legal, tax and regulatory changes could occur that may adversely affect the Funds and their ability to pursue their investment strategies and/or increase the costs of implementing such strategies. The U.S. Government, the Federal Reserve, the Treasury, the SEC, the CFTC, the FDIC and other governmental and regulatory bodies have recently taken or are considering taking actions in light of the recent financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” (the “Dodd-Frank Act”) which was signed into law on July 21, 2010, and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Funds is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the continuing economic turmoil or otherwise, and the effect of such actions, if taken, cannot be known.

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In particular, the Dodd-Frank Act makes broad changes to the over-the-counter (OTC) derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. It is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. New requirements even if not directly applicable to a Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Recent Economic Events. Although the U.S. economy has seen gradual improvement since 2008, the effects of the global financial crisis that began to unfold in 2007, continue to exist and economic growth has been slow and uneven. In addition, the negative impacts and continued uncertainty stemming from the sovereign debt crisis and economic difficulties in Europe and U.S. fiscal and political matters, including deficit reduction and U.S. debt ratings, have impacted and may continue to impact the global economic recovery. These events and possible continuing market turbulence may have an adverse effect on the Funds. In response to the global financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets. However, risks to a robust resumption of growth persist: a weak consumer market weighted down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union (“EMU”) member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the European EMU. These requirements can severely limit European EMU member countries’ ability to implement monetary policy to address regional economic conditions. A return to unfavorable economic conditions could impair the Funds’ ability to execute their investment strategies.

Multi-Manager and Multi-Style Management Risk

Fund performance is dependent upon the success of the Adviser and the Sub-advisers in implementing the Funds’ investment strategies in pursuit of their goals. To a significant extent, the Funds’ performance will depend of the success of the Adviser’s methodology in allocating the Funds’ assets to Sub-advisers and the selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Funds. There can be no assurance that the Adviser or Sub-advisers will be successful in this regard.

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In addition, because portions of a Fund’s assets are managed by different Sub-advisers using different styles/strategies, a Fund could experience overlapping security transactions. Certain Sub-advisers may be purchasing securities at the same time that other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style. The Adviser’s and the Sub-advisers’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or a Sub-adviser’s judgment will produce the desired results. In addition, a Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case a Fund’s value may be adversely affected.

Special Risks of Transactions in Futures Contracts

Financial futures contracts entail risks. If the Adviser’s or Sub-adviser’s judgment about the general direction of interest rates or markets is wrong, the Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. The Sub-advisers will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and indexes the movements of which will, in the Sub-advisers’ judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Sub-adviser’s ability to predict correctly movements in the direction of the market. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Sub-adviser still may not result in a successful hedging transaction over a very short time period.

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Other Risks. The Funds will incur brokerage fees in connection with futures transactions. In addition, while futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures trading in light of market volatility. Among the actions that have been taken or are proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which a Fund invests. Subject to certain limitations, a Fund may enter into futures contracts on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by a Fund resulting from interest rate or market fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

The Funds may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If a Sub-adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, a Fund may sell futures contracts. If declining interest rates are anticipated, a Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

Temporary Defensive Investments

The Funds may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such period, 100% of the Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser and/or the Adviser judges that market conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. A Sub-adviser and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit a Fund’s losses or to create liquidity in anticipation of redemptions. When a Fund takes temporary defensive positions, it may not achieve its investment objective.

Cybersecurity Risk

The Funds and their service providers may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting the Adviser, a Sub-adviser, or other service providers (including, but not limited to, fund accountants, fund administrators, custodians, transfer agents, and financial intermediaries) have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the Funds’ ability to calculate their NAV, preventing or slowing trades, stopping shareholders from making transactions, potentially subjecting the Funds or the Adviser to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. While the Funds’ service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders.

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INVESTMENT RESTRICTIONS

The Funds have adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Funds. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Policies

The investment policies below have been adopted as fundamental policies for the Funds.

1.
Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom; as such statute, rules or regulations may be amended or interpreted from time to time.

2.
Each Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom; as such statute, rules or regulations may be amended or interpreted from time to time.

3.
No Fund may issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.
No Fund may concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Funds may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

5.
Each Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.
Each Fund may purchase securities of an issuer, except if such purchase is inconsistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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7.
Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

BORROWING. The 1940 Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a Fund’s investment restriction.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of a Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance.

DIVERSIFICATION. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a Fund. For purposes of each Fund’s diversification policy, the identification of the issuer of a security may be determined in any reasonable manner, consistent with SEC guidance.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or real estate, but does require that every investment company have the fundamental investment policy governing such investments. Each Fund has adopted a fundamental policy that would permit direct investment in commodities and real estate. However, each Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed by vote of the Board.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

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Non-Fundamental Policies

The Funds observe the following policies, which are not deemed fundamental and which may be changed by the Board without shareholder vote.

1.
Each Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets), provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

2.
Each Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (including the loan collateral) would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

3.	Each Fund may not purchase an investment if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities.

4.
Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Funds from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

5.
Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

In addition:

1.
Under normal circumstances, the Core Bond Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities of any maturity or duration and other instruments, such as derivatives, with economic characteristics similar to fixed income securities, and certain investment companies that seek to track the performance of fixed income securities.

2.
Under normal circumstances, the Core Plus Bond Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed income securities of any maturity or duration and other instruments, such as derivatives, with economic characteristics similar to fixed income securities, and certain investment companies that seek to track the performance of fixed income securities.

3.
Under normal circumstances, the Large Cap Growth Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies that seek to track the performance of large capitalization companies.

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4.
Under normal circumstances, the Large Cap Value Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies, that seek to track the performance of large capitalization companies.

5.
Under normal circumstances, the Small/Mid Cap Growth Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies, that seek to track the performance of small and mid-capitalization companies.

6.
Under normal circumstances, the Small/Mid Cap Value Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies, that seek to track the performance of small and mid-capitalization companies.

7.
Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities and other instruments, such as derivative instruments, with economic characteristics similar to equity securities, and certain investment companies that seek to track the performance of equity securities.

Except with respect to borrowing, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction. A Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Funds (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Funds may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Funds and a possible increase in short-term capital gains or losses. The Funds’ annual portfolio turnover rates for the last five years will be included, when available, in the “Financial Highlights” section of the Funds’ prospectus.

The following table sets forth the portfolio turnover of Funds that were in operation as of the most recently completed fiscal year ended June 30, 2015.

	Year Ended June 30, 2014	Fiscal Year Ended June 30, 2015
Core Bond Fund	262% (2)	___%
Large Cap Growth Fund(1)	-	___%
Large Cap Value Fund(1)	-	___%
Small/Mid Cap Growth Fund(1)	-	___%
Small/Mid Cap Value Fund(1)	-	___%
(1)	The Funds commenced operations on April 27, 2015.
(2)	For the fiscal period from October 28, 2013 (Fund Inception) to June 30, 2014.

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PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Funds, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of the holdings of the Funds. The policy was developed in consultation with the Adviser and has been adopted by the Adviser. Information about a Fund’s holdings will not be distributed to any third party except in accordance with this policy. The Board considered the circumstances under which a Fund’s holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Adviser, the principal underwriter or any other affiliated person of the Fund. After due consideration, the Board determined that the Funds have a legitimate business purpose for disclosing holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of the Funds. Pursuant to the policy, the Trust’s CCO, President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ holdings by (1) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of the Funds and their service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy. The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.
Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semiannual Report to shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at sec.gov. The Funds may provide complete portfolio holdings at the same time reports are filed with the SEC.

In the event of a conflict between the interests of the Funds and the interests of the Adviser or an affiliated person of the Adviser, the Adviser’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO, the Trust’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the Adviser, the Sub-advisers, the fund administrator (“Administrator”), the fund accountant, the custodian (the “Custodian”), the transfer agent (the “Transfer Agent”), pricing vendors, proxy voting service providers, auditors, counsel to the Funds or the Trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities.

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Holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the policy, when a Fund has a legitimate business purpose and when the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information. The Funds may disclose portfolio holdings to transition managers, provided that the relevant Fund or the Adviser has entered into a non-disclosure or confidentiality agreement with the transition manager. In no event shall the Adviser, its affiliates or employees, the Funds, or any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ holdings.

There can be no assurance that the policy and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

From time to time, the Adviser may make additional disclosure of the Funds’ portfolio holdings on the Funds’ website. Shareholders can access the Funds’ website at www.bridgebuildermutualfunds.com for additional information about the Funds, including, without limitation, the periodic disclosure of its portfolio holdings.

The Funds may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Funds or their portfolio holdings if certain conditions are met. The information must be for legitimate business purposes and must be deemed to be non-material non-public information based on a good faith review of the particular facts and circumstances. Examples of such non-material non-public information may include, but are not limited to, the following types of information: allocation of a Fund’s portfolio securities and other investments among various asset classes, sectors, industries, market capitalizations, countries and regions; the characteristics of the stock or fixed income components and other investments of a Fund; the attribution of a Fund’s returns by asset class, sector, industry, market capitalization, country and region; certain volatility characteristics of a Fund; certain valuation metrics of a Fund (such as average price to earnings ratio and average earnings growth); and maturity and credit quality statistics for a Fund’s fixed income holdings. From time to time, the Adviser may make these additional disclosures on the Funds’ website. Shareholders can access the Funds’ website at www.bridgebuildermutualfunds.com.

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TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series, including the Funds. The current Trustees and officers of the Trust, their dates of birth, position with the Trust, term of office with the Trust and length of time served, and their principal occupation and other directorships for the past five years are set forth below.

Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Jean E. Carter (Born: 1957) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Retired; Director of Investment Management Group for Russell Investment Group (1982 – 2005).	8	Chair, Brandes U.S. registered mutual funds.
Janice L. Innis-Thompson (Born: 1966) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Senior Vice President, Chief Compliance & Ethics Officer, TIAA-CREF (since 2006).	8	None.
Michelle Keeley (Born: 1964) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since August 2015	Retired; Executive Vice President, Ameriprise Financial Services, Inc. (2002 – 2010).	8	Independent Director, Federal Home Loan Bank; Blake School Board of Trustees; Inside Director, Ameriprise Bank, FSB.
William N. Scheffel (Born: 1953) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Executive Vice President, Chief Financial Officer and Treasurer, Centene Corporation (healthcare services) (since 2003).	8	None.
John M. Tesoro (Born: 1952) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Retired; Partner, KPMG LLP (2002-2012).	8	Audit Committee Chair; Teton Advisors, Inc. (registered investment adviser). Trustee, BBH Trust.
William H. Broderick III(2) (Born: 1952) 12555 Manchester Road St. Louis, MO 63131	Chairman and Trustee	Indefinite Term; Since Inception	Retired. Principal, Investment Advisory, Edward Jones and General Partner, The Jones Financial Companies, LLLP (1986-2012)	8	None.
William E. Fiala(2) (Born: 1967) 12555 Manchester Road St. Louis, MO 63131	Trustee	Indefinite Term; Since Inception	Principal, Edward Jones and General Partner, The Jones Financial Companies, LLLP (1994 - Present)	8	None.

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Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Officers of the Trust
Joseph C. Neuberger (Born: 1962) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	President	Indefinite Term; Since Inception	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-Present)	N/A	N/A
Jason F. Hadler (Born: 1975) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since Inception	Senior Vice President, U.S. Bancorp Fund Services, LLC (Since 2003)	N/A	N/A
Alan J. Herzog (Born: 1973) 12555 Manchester Road St. Louis, MO 63131	Chief Compliance Officer and Vice President	Indefinite Term; Since Jan. 1, 2015	Director of Funds Compliance Edward Jones (Since 2013), Senior Counsel, Wells Fargo Advisors (2008-2013)	N/A	N/A
Elaine E. Richards (Born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 East Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since Inception	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (Since July 2007)	N/A	N/A

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
Mr. Broderick and Mr. Fiala are “interested persons” of the Trust as defined by the 1940 Act by virtue of the fact that they are affiliated persons of the Adviser’s parent company, The Jones Financial Companies, L.L.L.P.

(3)	The “Fund Complex” is comprised of each Fund offered by the Trust.

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Certain officers of the Trust also serve as officers of one or more mutual funds for which U.S. Bancorp Fund Services, LLC (“USBFS”) or its affiliates act as investment manager, administrator or distributor.

Additional Information Concerning the Board of Trustees

The Role of the Board. The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, each of the Sub-advisers, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters.

In addition, the Adviser provides regular reports on the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal Board Meetings which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Governance and Nominating Committee, an Audit Committee (which also serves as the Qualified Legal Compliance Committee (“QLCC”)), and a Valuation Committee, which are discussed in greater detail below under “Trust Committees”. At least a majority of the Board is comprised of Trustees who are Independent Trustees, which generally are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Chairman of the Board is an Interested Trustee. The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed a senior employee of the Administrator as the President of the Trust. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure of the Interested Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Jean E. Carter, an Independent Trustee, serves as the lead Independent Trustee of the Trust. In her role as lead Independent Trustee, Ms. Carter, among other things: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the Independent Trustees and management, and among the Independent Trustees; and (v) has such other responsibilities as the Board or Independent Trustees determine from time to time.

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Janice Innis-Thompson, an Independent Trustee, serves as Chair of the Governance and Nominating Committee of the Trust. The Governance and Nominating Committee is comprised of all the Independent Trustees. As set forth in its charter, the Governance and Nominating Committee assists the Board in fulfilling its governance-related responsibilities, including making recommendations regarding the Board’s size, composition, leadership structure, committees, compensation, retirement and self-assessment, among other things. The Governance and Nominating Committee makes recommendations regarding nominations for Independent Trustees and will consider candidates suggested by shareholders sent to the attention of the President of the Trust in writing together with the appropriate biographical information concerning each such proposed candidate. Such submissions by shareholders must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to be considered by the Governance and Nominating Committee, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days prior to the shareholder meeting at which any such nominee would be voted on.

The Governance and Nominating Committee will identify and screen Independent Trustee candidates for nomination and appointment to the Board and submit final recommendations to the full Board for approval. In doing so, the Governance and Nominating Committee shall take into account such factors as it considers relevant, including without limitation, educational background, strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint, industry knowledge, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business and understanding of business and financial matters generally. No one factor is controlling, either with respect to the group or any individual. In addition to the above, each candidate must: (i) display the highest personal and professional ethics, integrity and values; (ii) have the ability to exercise sound business judgment; (iii) be highly accomplished in his or her respective field; (iv) have relevant expertise and experience; (v) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (vi) have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Trust’s business. Submission of a Trustee candidate recommendation by a shareholder does not guarantee such candidate will be nominated as a Trustee. The Governance and Nominating Committee met twice during the fiscal period ended June 30, 2015.

John Tesoro, an independent Trustee, serves as Chair of the Audit Committee of the Trust. The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee typically meets twice a year with respect to each series of the Trust and may meet more frequently if necessary. The function of the Audit Committee, with respect to each series of the Trust, is to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Trust, including by providing independent and objective oversight over the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the registered independent public accounting firm retained by the Trust (the “independent auditors”). The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management and the Board. As part of the Audit Committee, the function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. The Audit Committee met three times during the fiscal period ended June 30, 2015. The Board has delegated day-to-day valuation issues to a Valuation Committee. Mr. Fiala, an interested Trustee, is Chair of the Valuation Committee. In addition to Mr. Fiala, the Valuation Committee includes at least one officer of the Trust and representatives of the Adviser, as appointed by the Board. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, acting pursuant to the procedures established by the Board, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee typically meets on a monthly basis and more frequently as necessary. The Valuation Committee met 18 times during the fiscal period ended June 30, 2015.

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Board Oversight of Risk Management. As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets quarterly, and otherwise as needed, with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser as to investment risks of the Funds. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect  a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information about Each of the Trustee’s Qualification, Experience, Attributes or Skills. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund s . Moreover, references to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience.

Mr. Broderick has significant financial services and mutual fund experience as a Principal for 27 years at Edward Jones and as Lead Principal of the Investment Advisory Department, where he led the design, development and launch of Edward Jones Advisory Solutions®, the exclusive program through which investors may invest in the Funds. Other relevant experience at Edward Jones includes investment research, trading and investment banking.

Mr. Fiala has significant financial services and mutual fund experience as a Principal of Edward Jones where he has served as Director of Portfolio Solutions and Director of Research. He also served as Co-Chair of Edward Jones’ Investment Policy Committee for six years and holds a CFA designation.

Ms. Carter has significant investment advisory experience as a senior executive of Russell Investment Group, serving as a managing director, member of the corporate operating committee and a member of the investment management group’s fund strategy committee. She joined Russell Investment Group in 1982. She has also served as Chair of an investment company trust consisting of nine fund series. These positions over the course of 23 years involved oversight of over 140 funds and the development of a mutual fund business joint venture.

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Ms. Innis-Thompson is an attorney with significant legal experience in both the public and private sectors. Currently serving as a Senior Vice President and Chief Compliance and Ethics Officers at TIAA-CREF, she has extensive securities compliance experience, as she developed and implemented a firm-wide compliance risk assessment program. Previously, she served as Chief Compliance Counsel at two large public companies.

Ms. Keeley has significant financial services and mutual fund experience as an executive vice president for Ameriprise Financial Services, Inc. where she was responsible for managerial oversight for fixed income portfolio management, research and trading as well as the value and mid-cap growth equity portfolio management and research teams.  As an EVP at Ameriprise, Ms. Keeley also served on the Balance Sheet Management Committee and Capital Markets Committee. She has over 20 years of experience in the mutual fund industry.  Ms. Keeley also has experience as a director on several corporate and non-profit boards.

Mr. Scheffel has significant corporate and accounting experience, currently serving as Executive Vice President, Chief Financial Officer, and Treasurer at a Fortune 500 managed care company. In these roles, he is responsible for SEC-reporting and various financial, tax, and treasury functions. Previously, he worked in public accounting for 28 years and served as Audit Partner for over 15 years at two Big Five (now Four) accounting firms. Mr. Scheffel has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Scheffel’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Trust.

Mr. Scheffel has been employed by Centene Corporation since 2003 and has served as its Chief Financial Officer since 2009. Pamela A. Joseph is currently a director of Centene Corporation, and has served in such capacity since 2007. Ms. Joseph is also Vice Chairman of Payment Services at U.S. Bancorp, a controlling affiliate of Quasar Distributors, LLC, the principal underwriter of the Trust.

Mr. Tesoro has extensive experience in internal control and risk assessments, including compliance issues related to the Investment Company and Investment Advisers Acts of 1940. He worked in public accounting for 38 years, primarily auditing mutual funds and registered investment advisers. From 1995-2002, he was the Partner-in-Charge of Arthur Andersen LLP’s US Investment Management Industry Program. Mr. Tesoro joined KPMG LLP in 2002 as a partner and continued to work with numerous financial institutions. Mr. Tesoro serves as a Director and Audit Committee Chair for Teton Advisors, Inc. (investment adviser to mutual funds and separate institutional accounts), as a Director for Ocean County (NJ) Board of Catholic Charities and Siena Capital Finance, LLC. Mr. Tesoro also serves on the Board of Trustees for the BBH Trust (a mutual fund complex). Mr. Tesoro has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Tesoro’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Trust.

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Trustee Ownership of Portfolio Shares

The following tables provide information, as of December 31, 2014, regarding the dollar range of beneficial ownership by each Trustee in each series of the Trust.

	Core Bond Fund	Core Plus Bond Fund(1)	Large Cap Growth Fund(1)	Large Cap Value Fund(1)	Small/Mid Cap Growth Fund(1)	Small/Mid Cap Value Fund(1)	International Equity Fund(1)	Aggregate Ownership in the Trust
Jean E. Carter	$0	-	-	-	-	-	-	$0
Janice L. Innis-Thompson	$0	-	-	-	-	-	-	$0
Michelle Keeley(2)	-	-	-	-	-	-	-	-
William N. Scheffel	$10,001-$50,000	-	-	-	-	-	-	$10,001-$50,000
John M. Tesoro	$50,000-$100,000	-	-	-	-	-	-	$50,000-$100,000
William H. Broderick, III	$50,000-$100,000	-	-	-	-	-	-	$50,000-$100,000
William E. Fiala	Over $100,000	-	-	-	-	-	-	Over $100,000

(1)	The Fund was not yet operating as of December 31, 2014.
(2)	Ms. Keeley was appointed to the Board as an Independent Trustee, effective August 1, 2015.

Compensation

Independent Trustees each receive an annual retainer and fees for Board meeting attendance. In addition, each Committee Chair and Lead Independent Trustee receives an additional annual retainer. If the Trust organizes additional series, this compensation will be allocated among the various series comprising the Trust based on the net assets of each series. Independent Trustees receive additional fees from the applicable series for any special meetings at rates assessed by the Trustees depending on whether in-person attendance is required. All Trustees are reimbursed for expenses in connection with each board meeting attended, which reimbursement is allocated among applicable series of the Trust. The Trust has no pension or retirement plan. Set forth below is the rate of compensation earned by the following Independent Trustees for the fiscal year ending June 30, 2015.

Name of Person/Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compenation from Fund and Fund Complex(3) Paid to Trustees
Jean E. Carter, Independent Trustee	$68,500	N/A	N/A	$68,500
Janice L. Innis-Thompson, Independent Trustee	$68,500	N/A	N/A	$68,500
Michelle Keeley, Independent Trustee(1)	None	N/A	N/A	None
William N. Scheffel, Independent Trustee	$63,500	N/A	N/A	$63,500
John M. Tesoro, Independent Trustee	$68,500	N/A	N/A	$68,500
William H. Broderick III, Interested Trustee(2)	None	N/A	N/A	None
William E. Fiala, Interested Trustee(2)	None	N/A	N/A	None

(1)	Ms. Keeley was appointed to the Board as an Independent Trustee, effective August 1, 2015.
(2)	The Interested Trustees do not receive compensation from the Trust for their service as Trustees.
(3)	The “Fund Complex” is comprised of the eight funds offered by the Trust.

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Code of Ethics

The Trust, the Adviser, the Sub-advisers, and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, the Sub-advisers and the principal underwriter to invest in securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser, which, in turn, has delegated such responsibility to the Sub-advisers. Each Sub-adviser will vote such proxies in accordance with its proxy policies and procedures, which are included as Appendix B to this SAI. Information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be obtained (1) without charge, upon request, by calling 855-823-3611 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shares.

As of October 1, 2015, the following principal shareholders or control persons of the Trust as a group owned more than 1% of any Fund’s outstanding shares. The Trustees and officers as a group owned less than 1% of each Fund’s outstanding shares.

[Principal shareholders/control persons to be added by amendment]

THE FUNDS’ INVESTMENT TEAMS

Olive Street Investment Advisers, LLC (the “Adviser”), 12555 Manchester Road, St. Louis, MO 63131, acts as investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Jones Financial Companies, L.L.L.P. controls the Adviser.
Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Funds’ investments.

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The Adviser shall provide the Trust through investment “Sub-advisers” with such investment research, advice and supervision as the Trust may from time to time consider necessary for the proper management of the assets of the Funds, shall furnish continuously an investment program for the Funds, shall determine from time to time which securities or other investments shall be purchased, sold or exchanged for the Funds, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive an investment management fee from the Funds as follows:

Fund	Annual Management Fee (calculated daily and paid monthly)
Bridge Builder Core Bond Fund	0.32%
Bridge Builder Core Plus Bond Fund	0.36%
Bridge Builder Large Cap Growth Fund	0.44%
Bridge Builder Large Cap Value Fund	0.44%
Bridge Builder Small/Mid Cap Growth Fund	0.64%
Bridge Builder Small/Mid Cap Value Fund	0.64%
Bridge Builder International Equity Fund	0.60%

The Adviser has contractually agreed to waive its management fees through at least October 28, 2016, to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Funds’ Sub-advisers.

After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Funds), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to an operating expense limitation agreement between the Adviser and the Funds, the Adviser has contractually agreed to waive its fees and/or reimburse Fund expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes and extraordinary or non-routine expenses) to the extent necessary to limit a Fund’s total annual fund operating expenses after fee waivers and/or expense reimbursements to the amount shown below (“Expense Cap”):

Fund	Expense Cap (as a percentage of average daily net assets)
Bridge Builder Core Bond Fund	0.48%
Bridge Builder Core Plus Bond Fund	0.42%
Bridge Builder Large Cap Growth Fund	0.51%
Bridge Builder Large Cap Value Fund	0.51%
Bridge Builder Small/Mid Cap Growth Fund	0.73%
Bridge Builder Small/Mid Cap Value Fund	0.73%
Bridge Builder International Equity Fund	0.67%

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Any payment of expenses made by the Adviser (other than sub-advisory fees) is subject to reimbursement by a Fund if requested by the Adviser.  This reimbursement may be requested by the Adviser if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Expense Cap.  The Adviser is permitted to be reimbursed for expense payments (other than sub-advisory fees) it made in the prior three fiscal years.  Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of expenses.

For the fiscal years ended June 30, 2014 and 2015, the management fees payable by the Funds, the amounts waived by the Adviser, and the net fees paid to the Adviser were as follows:

Fund	Fee Payable		Reduction in Fee		Net Fee Paid
	2014(1)	2015	2014(1)	2015	2014(1)	2015
Core Bond Fund
Core Plus Bond Fund(2)	N/A	N/A	N/A	N/A	N/A	N/A
Large Cap Growth Fund(3)	N/A		N/A		N/A
Large Cap Value (3)	N/A		N/A		N/A
Small/Mid Cap Growth Fund(3)	N/A		N/A		N/A
Small/Mid Cap Value Fund(3)	N/A		N/A		N/A
International Equity Fund(2)	N/A		N/A		N/A

(1)	The Core Bond Fund commenced operations on October 28, 2013.
(2)	The Core Plus Bond Fund and International Equity Fund commenced operations on July 6, 2015.
(3)	The Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, and Small/Mid Cap Value Fund commenced operations on April 27, 2015.

Under certain circumstances, the Adviser may engage one or more third-party transition management service providers to execute transactions on behalf of a Fund where the Adviser has allocated a portion of the Fund’s assets away from a particular Sub-adviser, but the Board has not yet approved an advisory agreement with a replacement Sub-adviser or such replacement Sub-adviser has not yet begun managing Fund assets. During such time, the Adviser will instruct the transition manager(s) as to what transactions to effect on behalf of a Fund’s portfolio.  The duration of any such transition management services will be determined by the Adviser’s ability to identify an appropriate replacement Sub-adviser and when such replacement Sub-adviser can begin managing Fund assets.

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Reliance on Manager of Managers Order

The Adviser and the Trust have obtained an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board of Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval (the “Manager of Managers Structure”).  Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s Sub-advisers and recommending to the Board their hiring, termination, or replacement.  The SEC order does not apply to any Sub-adviser that is affiliated with the Adviser.  The adoption of the Manager of Managers Structure by the Funds also requires prior shareholder approval.  Such approval was obtained for each Fund from its initial shareholder.  Thus, each Fund is currently operating under the Manager of Managers Structure.  The exemptive order provides that amounts payable by the Adviser to Sub-advisers under the Funds’ sub-advisory agreements need not be disclosed to shareholders.

The Manager of Managers Structure enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to Sub-advisers or sub-advisory agreements.  Operation of the Funds under the Manager of Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval.  Shareholders will be notified of any changes made to Sub-advisers or material changes to sub-advisory agreements within 90 days of the change.

The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential Sub-advisers or their affiliates, which may create a conflict of interest.  However, in making recommendations to the Board to appoint or to change a Sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the Sub-adviser’s investment process, risk management, and historical performance with the goal of retaining Sub-advisers for the Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle.  The Adviser does not consider any other relationship it or its affiliates may have with a Sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a Sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a Sub-adviser, or to change the terms of a sub-advisory agreement.

The Adviser has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee the Sub-advisers and recommend their hiring, termination and replacement to the Board.

The Sub-advisers

Each Sub-adviser has agreed to furnish continuously an investment program for their assigned portion of each Fund that it sub-advises and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of a Fund shall be held in various securities, cash or other investments.  In this connection, each Sub-adviser shall provide the Adviser and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding the Sub-adviser’s management of each Fund’s assets.  Each Sub-adviser shall carry out its responsibilities in compliance with:  (a) each Fund’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the Sub-advisers in writing, and (c) applicable law and related regulations.

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The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Funds for which they sub-advise.  Each portfolio manager or team member is referred to as a portfolio manager below.  The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another.  Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

For the fiscal period shown below, the Adviser paid the Sub-advisers the following aggregate fees:

Fund	Fees Paid
	2014	2015
Core Bond Fund(1)
Core Plus Bond Fund(2)	N/A	N/A
Large Cap Growth Fund(3)	N/A
Large Cap Value Fund(3)	N/A
Small/Mid Cap Growth Fund(3)	N/A
Small/Mid Cap Value Fund(3)	N/A
International Equity Fund(4)	N/A	N/A
(1)	The Core Bond Fund commenced operations on October 28, 2013.
(2)	The Core Plus Bond Fund commenced operations on July 13, 2015.
(3)	The Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, and Small/Mid Cap Value Fund commenced operations on April 27, 2015.
(4)	The International Equity Fund commenced operations on July 6, 2015.

Core Bond Fund

Robert W. Baird & Co., Inc., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (“Baird”) is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-advisory Agreement with the Adviser. Baird is 93% employee owned with the remaining 7% owned by The Northwestern Mutual Life Insurance Company. For its services as a Sub-adviser, Baird is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2015. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Mary Ellen Stanek, CFA
Charles B. Groeschell
Warren D. Pierson, CFA
Jay E. Schwister, CFA
M. Sharon deGuzman
Accounts Subject to Performance Fees
Mary Ellen Stanek, CFA
Charles B. Groeschell
Warren D. Pierson, CFA
Jay E. Schwister, CFA
M. Sharon de Guzman

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. The portfolio management team manages money for the Baird Funds, CNI Charter Fund and other direct separate account relationships.

Baird manages potential conflicts of interest between a mutual fund it manages and other types of accounts through formal trade allocation policies and oversight by Baird’s investment management department and compliance department.

Allocation policies are designed to address potential conflicts of interest in situations where two or more mutual funds and/or other accounts participate in investment transactions involving the same securities.
Potential conflicts of interest that might arise from managing multiple portfolios are lessened by ensuring that equitable treatment of advisory clients both in priority of execution of orders and in the allocation of price (and commission, if applicable for situations other than step-outs and directed brokerage arrangements) is obtained in the execution of aggregated orders for the accounts of two or more advisory clients.

Compensation. Baird’s portfolio managers are compensated through a base salary and an annual incentive bonus. A portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities. A portfolio manager’s bonus is determined primarily by investment performance of the accounts, including the Fund, and the revenues and overall profitability of Baird. Before-tax performance is measured relative to the appropriate benchmark’s long and short-term performance, measured on a one-three-five-year and since inception basis as applicable, with greater weight given to long-term performance. Portfolio managers may own and may be offered an opportunity to purchase or sell common stock in Baird’s parent company, Baird Financial Corporation. Portfolio managers may also own and may be offered an opportunity to purchase or sell shares in private equity offerings sponsored by Baird.

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J.P. Morgan Investment Management, Inc., 270 Park Avenue, New York, New York 10017 (“JPMIM”) is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-advisory Agreement with the Adviser. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc, which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. For its services as a Sub-adviser, JPMIM is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2015. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Douglas S. Swanson
Peter Simons
Henry Song
Accounts Subject to Performance Fees
Douglas S. Swanson
Peter Simons
Henry Song

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the JPMIM’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMIM and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JPMIM and/or its affiliates and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMIM’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMIM’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

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JPMIM and/or its affiliates, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or its affiliates, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, and/or its affiliates, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMIM and/or its affiliates or its clients.

JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMIM’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures that seek to manage conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

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Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

Compensation. JPMIM’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional reflect individual performance and the performance of JPMIM’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by JPMIM or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111 is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. Loomis Sayles is a Delaware limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. For its services as a Sub-adviser, Loomis Sayles is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

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To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2015. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Lynne A. Royer
William C. Stevens
Accounts Subject to Performance Fees
Lynne A. Royer
William C. Stevens

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements.” These conflicts are managed under Loomis Sayles’ Brokerage Allocation Policies and Procedures.

Compensation. Portfolio managers’ compensation at Loomis Sayles depends primarily on performance against peers within similar disciplines. The percentage of a portfolio manager’s maximum opportunity received in a given year is based on a four-factor model:

● Performance (highest weighted factor)
● Profit growth of the business unit
● Commitment to work as a member of a team
● Profit growth of the overall firm

At year-end, the firm’s Chief Investment Officer (“CIO”) determines a score for the aforementioned factors; a weighted average based on these scores determines the portfolio manager’s bonus.

A product’s performance ranking against its peer universe is the primary factor in determining performance. The product scoring compares the product’s rolling three year gross performance over the past eight quarters (a five year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and a peer group, as well as the consistency of that out performance. The score for a product is enhanced if over the past five years it has kept its rolling three-year performance ahead of its peers and its benchmark. Loomis Sayles compares institutional composites rather than mutual fund rankings, as the peer groups tend to be more challenging. Managers working on several product teams receive a final score based on the relative revenue weight of each strategy in their account load. Some element of profit growth is essential since the firm’s overall bonus pool (as agreed to by Natixis Global Asset Management) reflects our overall profit level.

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Loomis Sayles also has a long-term incentive program that has two segments. The first segment includes a select group of investment professionals who are granted units that entitle them to receive both annual payments based on Loomis Sayles’ earnings and additional post retirement payouts once their units vest. These units require participants to sign an award agreement, which includes a non-compete and a non-solicit covenant. The second segment includes other investment professionals and senior executives who also receive a share of annual earnings. Annual payments in this segment are deposited in an investment account for each participant and vests over two years, and is distributed to the employee at the end of two years, provided that the employee remains with Loomis Sayles. This segment has no post-retirement payments.

Prudential Investment Management, Inc., Gateway Center 3, Newark, New Jersey 07102 (“Prudential”) is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-advisory Agreement with the Adviser. Prudential is an indirect wholly owned subsidiary of Prudential Financial, Inc. For its services as a Sub-adviser, Prudential is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2015. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Richard Piccirillo
Gregory Peters
Michael Collins, CFA
Accounts Subject to Performance Fees
Richard Piccirillo
Gregory Peters
Michael Collins, CFA

As of June 30, 2015 the above-listed portfolio managers did not beneficially own any shares of the Fund.

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Conflicts of Interest.

Conflicts of Interest- In General

Like other investment advisers, Prudential is subject to various conflicts of interest in the ordinary course of its business. Prudential strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts formalized annual conflict of interest reviews. When actual or potential conflicts of interest are identified, Prudential seeks to address such conflicts through one or more of the following methods:

●  elimination of the conflict;
●  disclosure of the conflict; or
●  management of the conflict through the adoption of appropriate policies and procedures.

Prudential follows the policies of Prudential Financial, Inc. (Prudential Financial) on business ethics, personal securities trading by investment personnel, and information barriers. Prudential has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. Prudential cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Prudential’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how Prudential addresses these conflicts.
Performance Fees— Prudential manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for Prudential and its investment professionals to favor one account over another. Specifically, Prudential could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Proprietary accounts— Prudential manages accounts on behalf of its affiliates as well as unaffiliated accounts. Prudential could be considered to have an incentive to favor accounts of affiliates over others.
Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of Prudential’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential.

Long only and long/short accounts— Prudential manages accounts that only allow it to hold securities long as well as accounts that permit short selling.

Prudential may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.

Securities of the same kind or class—Prudential may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. Prudential may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies affecting trading in the same securities or types of securities may appear as inconsistencies in Prudential’s management of multiple accounts side-by-side.

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Financial interests of investment professionals— Prudential investment professionals may invest in investment vehicles that it advises. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under Prudential’s long-term incentive plan is affected by the performance of certain client accounts. As a result, Prudential investment professionals may have financial interests in accounts managed by Prudential or that are related to the performance of certain client accounts.

Non-discretionary accounts or models— Prudential provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after Prudential executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if Prudential delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How Prudential Addresses These Conflicts of Interest

Prudential has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

The head of Prudential and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.
In keeping with Prudential’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. Prudential’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation.

Prudential has compliance procedures with respect to its aggregation and allocation policy that includes independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with its allocation procedures. Prudential’s compliance group reports the results of its monitoring processes to its trade management oversight committee.

Prudential’s trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as the:

● number of new issues allocated in the strategy;
● size of new issue allocations to each portfolio in the strategy; and
● profitability of new issue transactions.

The results of these analyses are reviewed and discussed at Prudential’s trade management oversight committee meetings.
Prudential’s trade management oversight committee also reviews forensic reports to analyze the allocation of secondary issues.

The procedures above are designed to detect patterns and anomalies in Prudential’s side-by-side management and trading so that it may assess and improve its processes.

Prudential has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

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Conflicts Related to Prudential’s Affiliations

As an indirect wholly-owned subsidiary of Prudential Financial, Prudential is part of a diversified, global financial services organization. Prudential is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers and other investment advisers. Some of its employees are officers of some of these affiliates.

Conflicts Arising Out of Legal Restrictions

Prudential may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale, even when such purchase or sale might otherwise be beneficial to the client. These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates. For example, Prudential’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless Prudential monitors and restricts purchases. In addition, Prudential could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, Prudential’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. Prudential has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. Prudential is generally able to avoid receiving material, non-public information from its affiliates and other units within Prudential Investment Management, Inc. by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential.

Conflicts Related to Outside Business Activity

From time to time, certain of Prudential employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to Prudential’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. Prudential could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer.
The head of Prudential serves on the board of directors of the operator of an electronic trading platform. Prudential has adopted procedures to address the conflict relating to trading on this platform. The procedures include independent monitoring by the chief investment officer and chief compliance officer and reporting on Prudential’s use of this platform to the President of PIM.

Conflicts Related to Investment of Client Assets in Affiliated Funds

Prudential may invest client assets in funds that it manages or sub-advises for an affiliate. Prudential may also invest cash collateral from securities lending transactions in these funds. These investments benefit both Prudential and its affiliate. Prudential does not receive a management fee for advising these funds. Prudential is only entitled to reimbursement of its costs and expenses for these services.

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Conflicts Related to Co-investment by Affiliates

Prudential affiliates may provide initial funding or otherwise invest in vehicles it manages. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.

The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

Prudential could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors.

Prudential believes that these conflicts are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long-short accounts.

Conflicts Arising Out of Industry Activities

Prudential and its affiliates have service agreements with various vendors that are also investment consultants. Under these agreements, Prudential or its affiliates compensate the vendors for certain services, including software, market data and technology services. Prudential’s clients may also retain these vendors as investment consultants. The existence of these service agreements may provide an incentive for the investment consultants to favor Prudential when they advise their clients. Prudential does not, however, condition its purchase of services from consultants upon their recommending Prudential to their clients. Prudential will provide clients with information about services that it obtains from these consultants upon request.

PICA General Account

Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including Prudential’s trades on behalf of the account, may affect market prices. Although Prudential doesn’t expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Financial Interests

Conflicts Related to the Offer and Sale of Securities

Certain of Prudential’s employees may offer and sell securities of, and units in, commingled funds that it manages. Employees may offer and sell securities in connection with their roles as registered representatives of an affiliated broker/dealer, officers of an affiliated trust company, agents of PICA or the role of an affiliate as general partner of investment partnerships. There is an incentive for Prudential’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

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Conflicts Related to Securities Holdings and Other Financial Interests

Securities Holdings. Prudential Financial, PICA’s general account, Prudential’s proprietary accounts and accounts of other affiliates of it (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential’s clients. For example:

Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt.

To the extent permitted by applicable law, Prudential may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. Prudential’s interest in having the debt repaid creates a conflict of interest. Prudential has adopted a refinancing policy to address this conflict.

Prudential may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.

Financial Interests. Prudential and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, Prudential may invest client assets in the securities of issuers that are also its advisory clients. In addition, Prudential may invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees

When client accounts hold illiquid or difficult to value investments, Prudential faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. Prudential believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests.

Conflicts Related to Securities Lending Fees

When Prudential manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates. This conflict is mitigated by the fact that Prudential’s advisory fees are generally based on the value of assets in a client’s account. In addition, Prudential’s securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).

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Compensation. An investment professional’s base salary is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under Prudential’s long-term incentive plan, is primarily based on such person’s contribution to Prudential’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of Prudential’s operating income and is refined by business metrics, such as:

● Business development initiatives, measured primarily by growth in operating income;
● The number of investment professionals receiving a bonus; and
● Investment performance of portfolios relative to appropriate peer groups or market benchmarks.

Long-term compensation consists of Prudential Financial restricted stock and grants under Prudential’s long-term incentive plan. Grants under Prudential’s long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of Prudential’s most frequently marketed investment strategies. An investment composite is an aggregation of accounts with similar investment strategies. Prudential’s long-term incentive plan is designed to more closely align compensation with investment performance the growth of its business. Both the restricted stock and participation interests are subject to vesting requirements.

Core Plus Bond Fund

Janus Capital Management LLC (“Janus”), 151 Detroit Street, Denver, Colorado 80206-4805. is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. Janus is a direct subsidiary of Janus Capital Group, Inc., a publicly traded company with principal operations in financial asset management businesses. Janus Capital Group, Inc. owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation For its services as a Sub-adviser, Janus is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2015. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Gibson Smith
Darrell Waters
Accounts Subject to Performance Fees
Gibson Smith
Darrell Waters

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. The portfolio managers may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as sub-adviser, and separately managed accounts or pooled investment vehicles, such as hedge funds, which may have materially higher fees than the Fund or may have performance-based management fees. Fees earned by Janus may vary among these accounts. The portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund.

A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain fund holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation. Janus compensates its portfolio managers. The following describes the structure and method of calculating a portfolio manager’s compensation as of December 31, 2014. Each portfolio manager is compensated for managing the Fund specifically, and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as individual and managed funds’ performance, the complexity of managing funds, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc. restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). A portfolio manager’s variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership development, mentoring, and teamwork.

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Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are in transition or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI’s Executive Income Deferral Program.

Loomis Sayles, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111 is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. Loomis Sayles is a Delaware limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. For its services as a Sub-adviser, Loomis Sayles is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2015. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Matthew J. Eagan, CFA
Daniel J. Fuss, CFA, CIC
Brian P. Kennedy
Elaine M. Stokes
Accounts Subject to Performance Fees
Matthew J. Eagan, CFA
Daniel J. Fuss, CFA, CIC
Brian P. Kennedy
Elaine M. Stokes

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As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements.” These conflicts are managed under Loomis Sayles’ Brokerage Allocation Policies and Procedures.

Compensation. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles. The external benchmark used for the investment style utilized for the Fund is the Barclays U.S. Aggregate Index.

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Mutual funds are not included in Loomis Sayles’ composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

● the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
● upon retirement, a participant will receive a multi-year payout for his or her vested units; and
● participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.
Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen.

Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Metropolitan West Asset Management, LLC (“MetWest”), 865 South Figueroa Street, Los Angeles CA 90017, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. MetWest is an indirect, wholly owned subsidiary of the TCW Group, Inc. For its services as a Sub-adviser, MetWest is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2015. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Tad Rivelle
Laird Landmann
Stephen Kane, CFA
Bryan Whalen, CFA
Accounts Subject to Performance Fees
Tad Rivelle
Laird Landmann
Stephen Kane, CFA
Bryan Whalen, CFA

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. MetWest’s Code of Ethics has been designed to minimize conflicts of interest between clients and its investment personnel. MetWest also reviews potential conflicts of interest through its Trading and Allocation Committee. MetWest, along with MetWest’s affiliates, have adopted a joint Code of Ethics under Rule 17j-l of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) that (i) establish procedures for personnel with respect to personal investing; (ii) prohibit or restrict certain transactions that may be deemed to create a conflict of interest between personnel and the funds for which they invest; and (iii) permit personnel to invest in securities, including securities that may be purchased or held by the funds for which they invest.

Compensation. The overall objective of MetWest’s compensation program for portfolio managers is to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in MetWest’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of net income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is typically paid quarterly. In most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of certain expenses (including base salaries) related to the strategy group. The profit sharing percentage used to compensate a portfolio manager for management of the fund is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by MetWest or one of the other TCW-affiliated advisers (together, “the TCW Group”). Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the fund, including alternative investment products; the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and the TCW Group, although in some cases they may be discretionary based on supervisor allocation.

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In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the fund.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary basis out of a department profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of the TCW Group and its affiliates, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.
Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over a period of time and other awards are granted annually.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in the TCW’s parent company. Awards under this plan vest over time. Vesting is in part dependent on satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the TCW Group’s 401(k) plan, to which they may contribute a portion of their pre—and post-tax compensation to the plan for investment on a tax-deferred basis.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. T. Rowe Price Group, Inc., a publicly-traded (NASDAQ: TROW) financial services holding company, owns 100% of the stock of T. Rowe Price and all of its subsidiaries. For its services as a Sub-adviser, T. Rowe Price is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2015. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Daniel O. Shackelford, CFA
Brian J. Brennan, CFA
Accounts Subject to Performance Fees
Daniel O. Schackelford, CFA
Brian J. Brennan, CFA

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section below, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Compensation. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

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Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to T. Rowe Price’s clients, the firm or its culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Large Cap Growth Fund

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, NY 10112, is the Sub-adviser for an allocated portion of the Large Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser.  Lazard Asset Management LLC is a wholly owned subsidiary of Lazard Frères & Co. LLC. For its services as a Sub-adviser, Lazard is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2015. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
All Accounts
Andrew Lacey
Martin Flood
Ronald Temple, CFA
Richard Tutino, CFA
Accounts Subject to Performance Fees
Andrew Lacey
Martin Flood
Ronald Temple, CFA
Richard Tutino, CFA

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

As an investment adviser, Lazard serves as a fiduciary to its clients. As such, Lazard is obligated to place its clients’ interests before its own. Due to the nature of the investment advisory business, conflicts of interests do arise. For example, conflicts may arise with regard to personal securities transactions, the use of clients’ commissions to obtain research and brokerage services, errors, trade allocations, performance fee accounts, and the use of solicitors.

In recognition of these potential conflicts of interest, Lazard has established written policies and procedures so that it can operate its business within applicable regulatory guidelines.

Compensation

Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

The quantitative compensation factors include:

●	Performance relative to benchmark
●	Performance relative to applicable peer group
●	Absolute return
●	Assets under management

The qualitative compensation factors include:

●	Leadership
●	Mentoring
●	Teamwork

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Incentives

Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio manager/analysts and research analysts are expected to continuously augment their skills and expertise through internal and external activities. Internal activities may include regular self-evaluations by all investment team members to help ensure they are identifying weaknesses in their existing processes and to always seek means to improve performance. The firm actively supports external development efforts including attendance of conferences and seminars that build upon their existing core of knowledge, coursework to develop incremental skills as well as travel to meet with companies, competitors, suppliers, regulators and related experts. With increased knowledge and skills the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. We believe that key professionals are likely to be attracted to and remain with the firm because Lazard’s compensation structure amply rewards professionals for good performance. Our people are our single most valuable resource and we dedicate significant energy to ensuring we attract, develop and retain the best available talent to the benefit of our clients.

Long Term Incentives

Certain employees of Lazard are eligible to receive restricted stock units of Lazard Ltd. through the Lazard Ltd. Equity Incentive Plan, and restricted interests in shares of certain funds managed by Lazard and its affiliates, each subject to a multi-year vesting schedule and restrictive covenants. These incentive arrangements have broad participation of most professionals and represent an excellent opportunity for employees to share in the continued success of the firm, aligning their interest and performance even more closely with those of our clients.

Sustainable Growth Advisers, LP (“SGA”), 301 Tresser Blvd., Suite 1310, Stamford, CT 06901, is the Sub-adviser for an allocated portion of the Large Growth Fund pursuant to a Sub-advisory Agreement with the Adviser.  SGA is registered as an investment adviser with the SEC and was founded in July 2003.  As of June 30, 2015, SGA had total assets under management of approximately $___ billion, of which approximately $___ billion represented assets of mutual funds. SGA is ___% majority employee-owned (__ of __ full-time employees are equity owners of the firm), with the remaining ___% interest owned by Estancia Capital Partners, LP, an operationally oriented specialist private equity fund focused on investing in boutique asset management firms.  For its services as a Sub-adviser, SGA is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of June 30, 2015.  Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
George P. Fraise
Gordon M. Marchand
Robert L. Rohn

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

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Material Conflicts

SGA has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.  While there is no guarantee that such policies and procedures will be effective in all cases, SGA believes that all issues relating to potential material conflicts of interest involving this Portfolio and its other managed accounts have been addressed.

Compensation

SGA’s portfolio manager compensation program consists of a base salary and participation in a company-funded retirement plan.  In addition, all of SGA’s portfolio managers are equity owners of SGA, which entitles them to share in the firm’s profits and the long-term growth of the firm. SGA does not award bonus compensation based on individual investment performance or subjective criteria.

Jennison Associates LLC (“Jennison”), 466 Lexington Avenue, New York, NY 10017, is the Sub-adviser for an allocated portion of the Large Growth Fund pursuant to a Sub-advisory Agreement with the Adviser.  Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.  As of June 30, 2015, Jennison managed in excess of $___ billion in assets.  For its services as a Sub-adviser, Jennison is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2015.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Kathleen McCarragher
Blair Boyer
Accounts Subject to Performance Fees
Kathleen McCarragher
Blair Boyer

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

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Material Conflicts

Jennison manages accounts with asset-based fees alongside accounts with performance-based fees.  This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another.  Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another.  Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short.  Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts.  Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies.  Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies.  The strategies that sell a security short held long by another strategy could lower the price for the security held long.  Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different.  Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction.  Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts.  Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts.  Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison.  When an affiliate provides “seed capital”  or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund.  Jennison typically requests seed capital to start a track record for a new strategy or product.  Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product.  Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison.  Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis.  Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded.  The non-discretionary clients may be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others.  The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

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Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation.  Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest.  These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments.  Generally, portfolios in a particular strategy with similar objectives are managed similarly to the extent possible.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy.  While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and monitor these conflicts of interest.  Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

●
Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably.  These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

●
Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

●
Jennison has adopted procedures to monitor allocations between accounts with performance fees and non-performance fee based accounts and to monitor overlapping long and short positions among long accounts and long-short accounts.

●	Jennison has adopted a code of ethics and policies relating to personal trading.

●	Jennison provides disclosure of these conflicts as described in its Form ADV.

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Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results.  Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals.  Investment professionals are compensated with a combination of base salary and cash bonus.  In general, the cash bonus comprises the majority of the compensation for investment professionals.  Jennison sponsors a profit sharing retirement plan for all eligible employees.  The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law.  In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  There is no particular weighting or formula for considering the factors.  Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.   The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers:
●
One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio managers in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer-group data for the product strategy (e.g., large-cap growth, large-cap value) for which the portfolio manager is responsible.

	–	Performance for the composite of accounts that includes the portion of the Large Growth Fund managed by the portfolio managers is measured against the Russell 1000 Growth Index.

The qualitative factors reviewed for the portfolio managers may include:
●	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
●	Historical and long-term business potential of the product strategies;
●	Qualitative factors such as teamwork and responsiveness; and
●
Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

William Blair Investment Management, LLC (“William Blair”), 222 West Adams Street, Chicago, Illinois 60606, is the Sub-adviser for an allocated portion of the Large Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. William Blair is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. For its services as a Sub-adviser, William Blair is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of June 30, 2015.  Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
David C. Fording
John H. Jostrand

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

Since William Blair’s portfolio managers manage other accounts in addition to the Large Cap Growth Fund, conflicts of interest may arise in connection with the portfolio managers’ management of the Large Cap Growth Fund’s investments on the one hand and the investments of such other accounts on the other hand.  However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

Compensation

The compensation of William Blair’s portfolio managers is based on the firm’s mission: “to achieve success for its clients.” David C. Fording and John F. Jostrand are partners of William Blair, and as of June 30, 2015, their compensation consists of a fixed base salary, a share of the firm’s profits and, in some instances, a discretionary bonus. The discretionary bonus as well as any potential changes to the partners’ ownership stakes are determined by the head of William Blair’s Investment Management Department, subject to the approval of William Blair’s Executive Committee and are based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to the long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

Large Cap Value Fund

Artisan Partners Limited Partnership (“Artisan Partners”), 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, is the Sub-adviser for an allocated portion of the Large Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Artisan Partners is a Delaware limited partnership, founded in March 2009, and succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc. (“APAM”), a publicly traded Delaware corporation.  For its services as a Sub-adviser, Artisan Partners is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2015.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
George O. Sertl, Jr.
James C. Kieffer
Scott C. Satterwhite
Daniel L. Kane
Accounts Subject to Performance Fees
George O. Sertl, Jr.
James C. Kieffer
Scott C. Satterwhite
Daniel L. Kane

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

There are a number of ways in which the interests of Artisan Partners’ portfolio managers and its other personnel might conflict with the interests of the Large Cap Value Fund (the “Fund”) and their shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within Artisan Partners’ value equity strategy, including the Large Cap Value Fund, are managed similarly, substantially all of the research and portfolio management activities conducted by the value equity investment team benefit all clients within the strategy.  Artisan Partners’ administrative and operational personnel divide their time among services to the Large Cap Value Fund and other client accounts.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

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Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Large Cap Value Fund, may invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates.  Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

With prior written approval, Artisan Partners may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Large Cap Value Fund if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team may provide advice to and make decisions for accounts in one investment strategy, including the Large Cap Value Fund, that may differ from advice given, or the timing or nature of decisions made, with respect to accounts in another investment strategy. There also may be circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. Artisan Partners manages these potential conflicts through internal review processes.

Allocation of Portfolio Transactions Among Clients. Artisan Partners seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. Because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by the firm’s investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The firm’s traders generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. Trades for Artisan Partners and their partners, employees and other affiliates, and accounts in which one or more of them has an interest (including Artisan Partners’ proprietary accounts, if any), may be included in an aggregated trade with client accounts. All participating accounts, including the Fund, then share (generally pro rata subject to minimum order size requirements) in an aggregated order and shall receive the same execution price for each broker and be charged the same commission, if any.

Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, shares are allocated to clients’ accounts after receipt. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan Partners’ proprietary accounts, which are discussed below, are not permitted to invest in initial public offerings.

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There also may be instances where a particular security is held by more than one investment strategy (“cross holdings”) due to the overlap of their investment universes. For example, the capitalization ranges of some strategies overlap or a security may at times be of interest to both Artisan Partners’ growth and value, or Artisan Partners’ U.S. and non-U.S. teams. “Same way” transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan Partners.

Short Selling. Artisan Partners has trade processing procedures that mitigate the potential conflict of interest in executing a shorting strategy on behalf of a client’s account. Under those procedures, no order to sell a security short may be executed if the same or a related security is held long in any account managed by the same investment team in a different investment strategy. Similarly, no order to purchase a security long may be executed if the same or a related security is held short in any account managed by the same investment team in a different investment strategy. These procedures prevent an investment team from taking different positions in a security. It is possible, however, that one investment team could sell a security short when the same or a related security is held long in an account managed by a different Artisan investment team. Similarly, an investment team could purchase a security long when the same or a related security is held short in an account managed by a different Artisan investment team.

Soft Dollars. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Subject to Artisan Partners’ duty to seek best execution, Artisan Partners’ selection of broker-dealers may be affected by Artisan Partners’ receipt of research services.

Artisan Partners uses client commissions (i) to acquire third party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by broker-dealers participating in the execution process, including access to the broker-dealers’ traders and analysts, access to conferences and company managements, and the provision of market information.

When Artisan Partners receives research products and services in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan Partners to select a particular broker-dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, Artisan Partners chooses those brokers-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan Partners uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Large Cap Value Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain types of clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan Partners pays for such products and services from its own funds).  Artisan Partners has adopted written procedures with respect to soft dollars.

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Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary investments and personal investments by the firm’s personnel (“proprietary accounts”) also may present potential conflicts of interest with Artisan Partners’ clients, including the Large Cap Value Fund. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts.

Personal transactions are subject to the Artisan Partners’ Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibits Artisan Partners’ personnel from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 30 days. Certain transactions, including trading of mutual funds for which Artisan Partners acts as adviser or sub-adviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that prohibition because funds, including the Fund, typically have their own policies and procedures related to short-term trading activity.

In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan Partners’ compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code prohibits the purchase and sale of securities to and from client accounts. The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Proxy Voting. Artisan Partners or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Large Cap Value Fund’s behalf. As described in its proxy voting policy, Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Large Cap Value Fund invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or an affiliate, or an employee of Artisan Partners or an affiliate, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.  Artisan Partners’ proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to minimize the conflicts of interest that otherwise may result in voting proxies for Artisan Partners’ clients, including the Large Cap Value Fund.

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Fees. Like the fees Artisan Partners receives from the Large Cap Value Fund, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of June 30, 2015, Artisan Partners had four separate accounts with performance-based fees encompassing all of its investment strategies. None of those separate accounts was in Artisan Partners’ value equity strategy.  Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Compensation

Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategies, including the Large Cap Value Fund. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes this method aligns portfolio managers’ interests more closely with the long-term interests of clients and Large Cap Value Fund shareholders. Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried associates. All of Artisan Partners’ portfolio managers have, or are expected to have over a reasonable time, equity interests in the firm.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), 2200 Ross Avenue, Floor 31, Dallas, TX 75201,  is the Sub-adviser for an allocated portion of the Large Cap Value Fund pursuant to a Sub-Advisory Agreement with the Adviser. BHMS is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of OM Asset Management plc (“OMAM”), a publicly-held company traded on the New York Stock Exchange. For its services as a Sub-adviser, Barrow Hanley is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2015.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Mark Giambrone
Michael Nayfa, CFA
Terry Pelzel, CFA
Accounts Subject to Performance Fees
Mark Giambrone

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account including mutual fund accounts. Barrow Hanley manages potential conflicts between Funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties, to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations wherein two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

In addition to base salary, all portfolio managers and analysts at Barrow Hanley share in a bonus pool that is distributed semi-annually.  Analysts and portfolio managers are rated on their value added to the team-oriented investment process.  Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager.  Compensation is not tied to a published or private benchmark.  It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business.  Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit.  The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team.  The compensation of the portfolio management team at Barrow Hanley will increase over time, if and when assets continue to grow through competitive performance.  Lastly, many of our key investment personnel have a long-term incentive compensation plan in the form of an equity interest in Barrow Hanley.

Wellington Management Company LLP (“Wellington Management”), 280 Congress Street, Boston, Massachusetts 02210, is the Sub-adviser for an allocated portion of the Large Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.  For its services as a Sub-adviser, Wellington Management is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2015.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Donald Kilbride
Accounts Subject to Performance Fees
Donald Kilbride

As of June 30, 2015, the above-listed portfolio manager did not beneficially own any shares of the Fund.

Material Conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Mr. Kilbride generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Large Cap Value Fund. Mr. Kilbride makes investment decisions for each account, including the Large Cap Value Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Mr. Kilbride may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Large Value Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Large Cap Value Fund.

Mr. Kilbride or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Large Cap Value Fund, or make investment decisions that are similar to those made the Large Cap Value Fund, both of which have the potential to adversely impact the Large Cap Value Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly Mr. Kilbride may purchase the same security for the Large Cap Value Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Large Cap Value Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Large Cap Value Fund.

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Mr. Kilbride also manages accounts which pay performance allocations to Wellington Management or its affiliates.  Because incentive payments paid by Wellington Management to Mr. Kilbride are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by Mr. Kilbride.  Finally, Mr. Kilbride may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of the Large Cap Value Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and the Adviser on behalf of the Large Cap Value Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Large Cap Value Fund. The following information relates to the fiscal year ended December 31, 2013.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Mr. Kilbride and any other investment professional who is responsible for the day-to-day management of the Fund (“Investment Professional”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salary for the other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Large Cap Value Fund and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Large Cap Value Fund is linked to the gross pre-tax performance of the portion of the Large Cap Value Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.

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Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Kilbride is a partner of the firm.

Small/Mid Cap Growth Fund

Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St Petersburg, Florida 33716, is the Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. (NYSE “RJF”). For its services as a Sub-adviser, Eagle is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of June 30, 2015.  Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Charles Schwartz, CFA
Betsy Pecor, CFA
Matt McGeary, CFA

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  Eagle has adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

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The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients.  In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under the firm’s Code of Ethics.

Compensation

Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Portfolio Manager compensation is reviewed and may be modified periodically as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and various other variable forms of compensation, including stock options and an executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. The investment professionals are compensated as follows:

● All portfolio managers are paid base salaries,
● Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term,
● Additional deferred compensation plans, including restricted stock awards and stock option programs, may be provided to key investment professionals, and
● All portfolio managers generally are eligible to receive benefits from Eagle’s parent company including health care and other insurance benefits, a 401(k) plan, profit sharing, Long-Term Incentive
Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.
Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of funds and managed accounts relative to benchmarks and peer groups.  Each portfolio manager is evaluated based on the composite performance of funds and accounts in each strategy for which the individual serves on the portfolio management team. Periods evaluated include the 1, 3, 5 and 10 year (or since inception) periods for relevant strategies. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team.  This weighting process may be based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over their fund(s).  A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than their fund(s). Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

Mr. Schwartz’s, Ms. Pecor’s and Mr. McGeary’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 2000® Index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

ClearBridge Investments, LLC (“ClearBridge”), 620 8th Avenue, 48th Floor, New York, NY 10018, is the Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser.   ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc.  For its services as a Sub-adviser, ClearBridge is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2015.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Brian Angerame
Derek Deutsch, CFA
Aram Green
Jeffrey Russell, CFA
Accounts Subject to Performance Fees
Brian Angerame
Derek Deutsch, CFA
Aram Green
Jeffrey Russell, CFA

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

Potential conflicts of interest may arise when the Small/Mid Cap Growth Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Small/Mid Cap Growth Fund’s portfolio managers. ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for a sub-adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style.  ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

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Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund it manages, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the Sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Compensation

Portfolio Manager Compensation Structure

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

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Base salary compensation.  Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation.  In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:
● Cash Incentive Award
● ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.
For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Legg Mason Restricted Stock and Stock Option Grants—a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.
Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;
● Overall firm profitability and performance;
● Amount and nature of assets managed by the portfolio manager;
● Contributions for asset retention, gathering and client satisfaction;
● Contribution to mentoring, coaching and/or supervising;
● Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;
● Market compensation survey research by independent third parties

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Champlain Investment Partners, LLC (“Champlain”), 180 Battery Street, Suite 400, Burlington, VT 05401, is the Sub-adviser for an allocated portion of the Small/Mid Growth Fund pursuant to a Sub-advisory Agreement with the Adviser.  Champlain is 100% employee owned.  For its services as a Sub-adviser, Champlain is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below.  Information is shown as of June 30, 2015.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Scott Brayman
Accounts Subject to Performance Fees
Scott Brayman

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

Compensation.  All associates and partners have a base salary, along with participation in a discretionary bonus plan. The discretionary bonus is distributed based on individual contribution and overall firm performance. In addition, partners participate in pre-tax profit distributions. All senior members of the investment team, portfolio managers, senior analysts, and the head trader, are partners. The majority of compensation for partners is the distribution of profits and the discretionary bonus plan, aligning both short and long term interests with those of clients.

Research.  Champlain obtains research and information services in exchange for client brokerage commissions; these transactions include third party research, Champlain attendance at broker-sponsored industry conferences and soft dollar payments for data feeds and other analytical services. Clients may pay commissions higher than obtainable from other brokers in return for these products and services.  All clients receive the benefit of these services and all trading is done under best execution protocols.

Trade Allocation.  Champlain will seek to manage potential conflicts of interest in the following specific respects: (i) Where a potential, transaction would benefit more than one client, trades will be bunched where advantageous and allocated pro rata until all participating accounts have been satisfied, or by some other means deemed fair under the circumstances. The firm uses a trading system which facilitates the automated accomplishment of this fair allocation, and the trader instructs the system to adjust the allocation to minimize odd lots. Allocations may not be pro-rata due to individual account restrictions. This may result in a slightly larger allocation in permitted securities to those accounts than would otherwise be warranted by the account assets or no allocation at all if the security violates account guidelines. Also, cash flows in particular accounts may be considered when allocating investment opportunities; and (ii) we ensure that the firm’s Code of Ethics provisions on personal securities trading are followed so that personal trading by employees does not interfere with trading on behalf of clients.

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Compensation

All employees and partners have a base salary, along with participation in a discretionary bonus plan. In addition, partners participate in pre-tax profit distributions. The portfolio manager is a partner.

Stephens Investment Management Group, LLC (“SIMG”), 111 Center Street, Suite 2110, Little Rock, AR 72201, is the Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. SIMG is a subsidiary of Stephens Investments Holdings LLC. For its services as a Sub-adviser, SIMG is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers. The table below identifies, for the portfolio manager, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2015. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Ryan Crane, CFA
Accounts Subject to Performance Fees
Ryan Crane, CFA

As of June 30, 2015, the above-listed portfolio manager did not beneficially own any shares of the Fund.

Material Conflicts

SIMG manages a number of separate accounts and three other registered investment companies that utilize similar investment strategies as the Small/Mid Cap Growth Fund. Most of these separate accounts are charged an asset-based fee by SIMG, but three of the accounts are charged a performance fee. One investment company account pays SIMG an asset based fee plus or minus a performance adjustment. The performance adjustment is based on the cumulative total return of the assets managed by SIMG relative to the fund’s benchmark. Two separate accounts managed by SIMG pay SIMG an asset based fee plus a performance component. The performance component is computed pursuant to a formula and is based on the performance of the account compared to the relevant benchmark.

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The firm has established policies and procedures to address the potential conflicts of interest inherent in managing portfolios for multiple clients. These policies and procedures are designed to prevent and detect favorable treatment of one account over another and include policies for allocating trades equitably across multiple accounts, monitoring the composition of client portfolios to ensure that each reflects the investment profile of the client, and reviewing the performance of accounts of similar styles. Additionally, each employee of SIMG is bound by its Code of Ethics, which establishes policies and procedures designed to ensure the clients’ interests are placed before those of an individual or the firm.

Compensation

All SIMG portfolio managers receive compensation in the form of a fixed salary and performance bonus. The performance bonus can represent a significant portion of the total compensation. The amount of a portfolio manager’s bonus is a function of SIMG products’ asset-weighted one-, three-, and five-year pre-tax performance relative to the appropriate benchmark and peer group. Portfolio managers with sector specific responsibilities receive a portion of their bonus based on performance contribution and attribution analysis based on each individual’s performance within their respective sectors. Mr. Crane’s bonus as team leader is more a function of the product’s performance (in the manner described above) and less sensitive to individual stock picks. His bonus also has a subjective portion that is related in part to SIMG’s level of profitability. All SIMG portfolio managers are shareholders of Class B shares of SIMG and receive a portion of the overall net profits of SIMG. Performance is measured over the most recent calendar year

Small/Mid Cap Value Fund

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), located at 600 Travis Street, Houston, Texas  77002, is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Vaughan Nelson is a wholly-owned subsidiary of Natixis Global Asset Management, L.P.  For its services as a Sub-adviser, Vaughan Nelson is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Small/Mid Cap Value Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2015.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Dennis G. Alff, CFA
Chad D. Fargason, Ph.D.
Chris D. Wallis, CFA
Scott J. Weber, CFA
Accounts Subject to Performance Fees
Dennis G. Alff, CFA
Chad D. Fargason, Ph.D.
Chris D. Wallis, CFA
Scott J. Weber, CFA

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

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Material Conflicts

At Vaughan Nelson, conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Small/Mid Cap Value Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Vaughan Nelson has adopted policies and procedures to mitigate the effects of these conflicts. A conflict of interest also may arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Small/Mid Cap Value Fund, or sells a stock for some accounts while buying the stock for others.  Another conflict which exists is the use of client commissions where a commission is paid to a broker or dealer that provides brokerage and/or research services in excess of the commission that would be charged by another broker or dealer for merely executing the same transaction (“soft dollar arrangements”) which is discussed further in the section “Execution of Portfolio Transactions and Brokerage” below.

Compensation

The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success.

Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.

All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to:

●	Performance of the strategy managed (both absolute and relative to peers)
●	Amount of revenue derived from the strategy managed
●	Contribution to the development and execution of the firm’s investment philosophy and process
●	Participation and effectiveness in performing client service activities and marketing initiatives

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.

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The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the Internal Revenue Service (the “IRS”) limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Small/Mid Cap Value Fund and any other accounts managed.

Boston Partners (“Boston Partners”), 909 Third Avenue, New York, New York 10022,  is the Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Boston Partners is a division of Robeco Investment Management, Inc. (“RIM”). RIM is a wholly owned subsidiary of Robeco Group N.V., a global investment management company (“Robeco Group”). Robeco Group is majority owned by ORIX Corporation, a diversified financial services company based in Japan.  For its services as a Sub-adviser, Boston Partners is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of June 30, 2015. Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Steven Pollack, CFA

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts

Potential Conflicts of Interest. Investment decisions for the Small/Mid Cap Value Fund’s portfolio are made in conjunction with decisions for other accounts and/or funds for the same strategy. Boston Partners recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds, separately managed accounts of high net worth individuals and institutional investors, and the other funds. These risks include, but may not be limited to: differing fee structures (including performance based fees), differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu thus mitigating many of the perceived risk associated with simultaneous management if possible. Additionally, the Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

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Compensation

All investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

1.	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;
2.	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
3.	Investment Team Performance: the financial results of the investment group; and
4.	Firm-wide Performance: the overall financial performance of Boston Partners.

We retain professional compensation consultants with asset management expertise to periodically review our practices to ensure that they remain highly competitive.

Boston Partners offers a profit participation plan focused on the firm’s investment professionals whereby participants receive the equivalent of an equity stake in the firm.  The incentive plan provides for the issuance of restricted shares and options that vest over multi-year periods.

Silvercrest Asset Management Group LLC (“Silvercrest:”), 1330 Avenue of the Americas, 38th Fl., New York, NY 10019, is the Sub-adviser for an allocated portion of the Small/Mid Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Silvercrest is a wholly-owned subsidiary of Silvercrest L.P., which is a limited partnership minority-owned by Silvercrest employees and a majority-interest owned by publically-held Silvercrest Asset Management Group Inc.  For its services as a Sub-adviser, Silvercrest is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of June 30, 2015.  Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Roger W. Vogel

As of June 30, 2015, the above-listed portfolio manager did not beneficially own any shares of the Fund.

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Material Conflicts

The portfolio manager for the Small/Mid Cap Value Fund manages multiple accounts, including the Small/Mid Cap Value Fund. Conflicts of interest may arise where the structure of financial or other benefits available to the portfolio manager differs among these accounts. The portfolio manager may advise other pooled investment vehicles that pay a performance-based advisory fee. This may create an incentive to favor such vehicles over other accounts advised by the portfolio manager. In addition, the portfolio manager may devote unequal time and attention to the funds and accounts for which he provides investment advice. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he were to devote substantially more attention to a single fund. The portfolio manager makes decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, the portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Small/Mid Cap Value Fund, or make investment decisions that are similar to those made for the Small/Mid Cap Value Fund, both of which have the potential to adversely affect the price paid or received by the Small/Mid Cap Value Fund or the size of the security position obtainable for the Small/Mid Cap Value Fund. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Small/Mid Cap Value Fund’s ability to take full advantage of the investment opportunity. Silvercrest has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Compensation

Compensation for the portfolio manager listed above includes an annual fixed based salary and potential incentive compensation up to a pre-determined fixed rate. The incentive compensation is primarily based on assets under management and composite portfolio performance relative to the relevant benchmark index over a rolling 2-year period. The relevant index for the Small/Mid Cap Value Fund is the Russell 2000 Value Index. Additional incentive consideration may be awarded for professional development and contribution to the organization’s broader performance metrics.

Advisory Research, Inc. (“Advisory Research”), 180 N Stetson Avenue, Suite 5500, Chicago, IL 60601, is the Sub-adviser for an allocated portion of the Small/Mid Value Fund pursuant to a Sub-advisory Agreement with the Adviser.  Advisory Research is a Delaware corporation, a wholly owned subsidiary of Piper Jaffray Companies and a registered investment advisor.    For its services as a Sub-adviser, Advisory Research is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of June 30, 2015.  Asset amounts are approximate and have been rounded. None of the accounts listed below are subject to a performance-based advisory fee.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Matthew Swaim
James Langer
Bruce Zessar

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

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Material Conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund and/or other account. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the fund. Advisory Research has adopted a policy to provide for fair and equitable treatment of all client accounts, and periodically reviews such policy.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Advisory Research has adopted procedures for allocating portfolio transactions across multiple accounts.

Advisory Research determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Advisory Research acts as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Advisory Research may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

Advisory Research has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Advisory Research manages its allocated portion of the Small/Mid Cap Fund’s portfolio on a team basis, with portfolio managers Matthew Swaim, James Langer and Bruce Zessar.

Advisory Research believes that its compensation structure/levels for staff and professionals are competitive and within industry levels.  Advisory Research also believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio managers are compensated with competitive salaries, annual bonuses that are based on each individual’s overall job performance and retirement benefits. Bonuses are discretionary and determined by Advisory Research’s CEO. The success of Advisory Research and the individual employees’ contribution to that success is the primary determinant of incentive compensation. This compensation structure is designed to align the best interests of our clients with the management of the portfolio.

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Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, and International Equity Fund

BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Square Drive, Princeton, New Jersey 08540, is the Sub-adviser for an allocated portion of the Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, and Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. BlackRock is a wholly owned subsidiary of BlackRock, Inc.  For its services as a Sub-adviser, BlackRock is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  None of the accounts listed below are subject to a performance-based advisory fee.  Information is shown as of June 30, 2015.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Chris Bliss
Greg Savage
Alan Mason

  As of June 30, 2015,the above-listed portfolio managers did not beneficially own any shares of the Fund.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.   It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.  Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.

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As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable.  The performance of Messrs. Bliss, Mason and Savage is not measured against a specific benchmark.

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Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock.  Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.  Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Mason and Savage have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products.  Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

International Equity Fund

Baillie Gifford Overseas Limited (“Baillie Gifford Overseas”), Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser.  Baillie Gifford Overseas is a wholly owned subsidiary of Baillie Gifford & Co. (“Baillie Gifford”), which is a partnership controlled by its full-time working partners.  For its services as a Sub-adviser, Baillie Gifford Overseas is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below.Information is shown as of June 30, 2015.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Gerard Callahan
Joe Faraday
Iain Campbell
Tom Walsh
Mortiz Sitte
Accounts Subject to Performance Fees
Gerard Callahan
Joe Faraday
Iain Campbell
Tom Walsh
Moritz Sitte

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest

Baillie Gifford Overseas’ individual portfolio managers may manage multiple accounts for multiple clients, including the Fund. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford Overseas manages potential conflicts between the Fund and other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford Overseas has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

Compensation arrangements within Baillie Gifford Overseas vary depending upon whether the individual is an employee or partner of Baillie Gifford, the sole owner of Baillie Gifford Overseas. For employees, a portfolio manager’s compensation generally consists of base salary, bonus, and payments under Baillie Gifford Overseas’ long term incentive program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Baillie Gifford offers. These plans are structured to provide the same retirement benefits as the standard retirement benefits. A portfolio manager’s base salary is determined by the portfolio manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses and is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. A portfolio manager’s bonus is determined by a number of factors, including investment performance, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. Investment performance is measured over three years and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff. The bonus is paid on an annual basis.

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Under the long term incentive program eligible participants receive an annual payment based on their years of service, job level and, if applicable, management responsibilities. The long term incentive award is based on investment performance relative to competitors and Baillie Gifford operating efficiencies.
With effect from the 2015 bonus year (for bonuses paid in 2016) all Bonus Scheme members will defer between 20% and 40% of their annual variable remuneration. The proportion of variable remuneration an individual is required to defer is determined by the level of bonus scheme that they are a member of. Awards deferred will be held for a period of three years and will be invested in a range of funds managed by Baillie Gifford.

Gerard Callahan is a partner of Baillie Gifford. His remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits such as pension schemes are not available to partners and therefore partners provide for benefits from their own personal funds.

Edinburgh Partners Limited (“Edinburgh Partners”), 27-31 Melville Street, Edinburgh Scotland EH3 7JF, is the sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser.  Edinburgh Partners Limited is a private company limited by shares which is 74% owned by its employees and their connected persons, with the balance held by external investors, including a Scottish financial institution and a private equity investor who were initial investors in the firm. The executive directors are Sandy Nairn, Kenneth Greig and Sam Bleakney.  All investment partners own equity in the firm, along with senior staff across the organization.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below.  Information is shown as of June 30, 2015.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Anthony Mather
Sandy Nairn
Accounts Subject to Performance Fees
Anthony Mather
Sandy Nairn

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

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Conflicts of Interest

Edinburgh Partners has identified a number of possible areas for conflicts to arise and these are documented in the firm’s conflict matrix. The matrix is reviewed annually by the Operational Management Committee. In addition, the Regulatory and Operational Risk Department conducts monitoring activity over a number of potential conflicts and their controls.
The material conflicts identified are as follows:
1.	Staff being in possession of material non-public information.
2.	Staff may hold positions in shares which are also held by clients. This could lead to staff “front running” client orders (i.e. dealing personally ahead of orders being placed for clients).
3.	Investing client portfolios in connected investment trusts or collective investment schemes.
4.	Excessive turnover for performance fee clients.
5.	Inducements to or from staff.
6.	Bribery and/or corruption of staff.
7.	Aggregation and allocation of client orders.
8.	Cross transactions.
9.	Performance fee versus fixed fee.
10.	Soft dollars

Compensation

Investment Partners are remunerated through a base salary and a discretionary annual bonus payment. It is designed to reward and retain high-performing and motivated employees consistent with the long term financial performance of the firm. The scheme is wholly discretionary. Bonuses will be awarded only when there are available profits to do so and will be based on measurable individual performance.

There are a number of factors which are considered when determining the percentage award made to individual employees such as overall appraisal rating, underlying investment performance, fund investment return and number of stock recommendation returns.

In addition to the above there is an additional deferred bonus scheme for which partners form part of the eligible employee pool. Any sums awarded through this scheme may be deferred over three years, in accordance with the vesting schedule as amended from time to time, with the facility to downwardly adjust the amount vesting each year depending on the profitability of the firm.

Manning & Napier Advisors, LLC (“Manning & Napier”), 290 Woodcliff Drive, Fairport, New York 14450, is the sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser.  Manning & Napier was founded in 1970.  Manning & Napier Group, LLC (“Manning & Napier Group”) owns 100% of the outstanding interests in Manning & Napier and acts as the sole managing member of Manning & Napier. Manning & Napier, Inc., a publicly traded company (ticker symbol “MN”), acts as the sole managing member of Manning & Napier Group. Mr. William Manning controls Manning & Napier, Inc. by virtue of his majority ownership of its voting securities and therefore, also controls Manning & Napier Group and Manning & Napier.  For its services as a Sub-adviser, Manning & Napier is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers. Manning & Napier does not use a single portfolio manager for the management of investment portfolios.  Instead, Manning & Napier manages mutual funds, other commingled funds and separate accounts using a team-based, analyst-driven process. For funds and separate accounts, the investment recommendations made by an equity analyst will be applied to all portfolios with investment objectives for which the recommendation is appropriate. As a result, the investment professionals involved in managing the Fund are also responsible for managing all other portfolios for clients of the Adviser that pursue similar investment objectives (“Similarly Managed Accounts”).

Accordingly, each portfolio manager listed below has been assigned portfolio management responsibility for portions of Manning & Napier’s Similarly Managed Accounts, and the information for each portfolio manager listed below relates to all of the Similarly Managed Accounts.  The information in the table below excludes the Fund. None of these accounts is subject to a performance-based advisory fee. The information provided is current as of June 30, 2015.

Portfolio Manager(s)	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Ebrahim Busheri
Jeffrey W. Donlon
Marc Tommasi
Ajay Sadarangani

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest

Manning & Napier’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. Manning & Napier may, for example, have an incentive to favor accounts with higher fees or performance-based fees in the allocation of investment opportunities. However, Manning & Napier has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.  For the Manning & Napier Fund, Inc., other pooled investment vehicles, and Other Accounts that have authorized it to do so, Manning & Napier trades equities on an aggregate basis to increase efficiency of execution. They use a computer generated allocation methodology utilizing either a random or pro rata based methodology to objectively assign the order of execution among accounts. Each account that participates in an aggregated order on a particular execution will participate at the average security price with all transaction costs shared on a pro-rata basis.

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Manning & Napier’s trading function for equities is separate from its research function; that is, the individuals recommending and approving security purchases are not the same individuals responsible for executing the trades.  Traders exercise individual discretion in order to get Manning & Napier’s clients the best possible execution on trades, but guidelines as to security, position size, and price are set by the analysts recommending the security. Proprietary and third-party reporting systems monitor implementation of trading programs across the account base. To remove the incentive for unauthorized trading and speculation in client accounts, traders are not compensated for profits generated, since investment directives are issued from outside the trading area and then merely implemented by the traders. In addition, the compensation program for individuals recommending securities purchases are based on the returns of the particular security recommended, rather than on the performance of any individual account.

Compensation

The portfolio managers (referred to herein as “analysts”) are compensated by Manning & Napier.  Equity analyst compensation is provided in two basic forms: a fixed base salary and bonuses. Bonuses may be several times the level of base salary for successful analysts. The analyst bonus system has been established to provide a strong incentive for analysts to make investment decisions in the best interest of clients.

Manning & Napier has a bonus system based on the performance of individual securities and/or the overall performance of the portfolio.  In the analyst bonus system, the gains/losses of securities recommended and reviewed by an analyst are measured over trailing 12-month, 24-month and 36-month time periods and compared to several hurdles.  In the case of equity analysts, those hurdles include 0% (i.e., positive returns) and the gain/loss of the S&P 500 Index®.  A bonus rate is established for each time period based upon the number of hurdles surpassed by the analyst. The bonus rate could result in a negative, zero, or positive bonus for the period, generally depending upon whether no hurdles, one hurdle, or multiple hurdles are surpassed by an analyst. Bonuses are calculated by multiplying the analyst’s total gain/loss and the bonus rate for each time period and summed over the three time periods. If this calculation results in a negative bonus (e.g., returns below 0% and the benchmark index), then the negative is carried forward until the analyst achieves a positive bonus to offset the negative balance. In total, the bonus system provides incentives to pursue both downside protection and competitive returns versus benchmarks.

Additional compensation may be provided to certain research analysts in the form of fixed bonuses determined by the Director of Investments or based on a portion of the bonuses paid in the analyst bonus system described above. Also, certain employees may be selected to purchase equity in the sub-adviser based upon a combination of performance and tenure. Equity ownership in the sub-adviser represents an important incentive for senior investment professionals and serves as another method to align the long-term interest of employees with the best interest of our clients. Manning & Napier may utilize a bonus when recruiting new research employees to help defray relocation costs, if applicable.

Mondrian Investment Partners Limited (“Mondrian”), 10 Gresham Street, Fifth Floor, London EC2V 7JD, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser.  Mondrian Investment Partners Limited is 100% ultimately owned by an employee partnership.  Ownership of the partnership is widely spread among employees. For its services as a Sub-adviser, Mondrian is entitled to receive a fee from the Adviser.

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Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below.  Information is shown as of June 30, 2015.  Asset amounts are approximate and have been rounded.

Portfolio Manager(s)	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Elizabeth Desmond		$		$		$
Nigel Bliss		$		$		$
Andrew Porter		$		$		$
Alex Simcox		$		$		$
Accounts Subject to Performance Fees
Elizabeth Desmond		$		$		$
Nigel Bliss		$		$		$
Andrew Porter		$		$		$
Alex Simcox		$		$		$

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Mondrian does not foresee any material conflicts of interest that may arise in the management of the Fund and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are put ahead of Mondrian’s own interests or those of its employees and directors:

●	Access to non-public information
●	Allocation of aggregated trades
●	Allocation of investment opportunities
●	Allocation of new issue opportunities
●	Broker/dealer selection and allocation
●	“Cherry picking” (inappropriate attempts to improve the appearance of portfolio performance)
●	Client order priority – trading across mandates
●	Client order priority – directed and restricted brokers
●	Dealing in investments as agent for more than one party
●	Dealing in investments as principal in connection with the provision of seed capital for Mondrian sponsored Limited Partnerships and other Mondrian Funds
●	Directorships and external business arrangements
●	Dual agency (cross trades)
●	Employee remuneration

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●	Employee personal account dealing
●	Employee personal charitable giving
●	Employee personal political giving
●	Error resolution
●	Gifts and entertainment
●	Investment in shares issued by companies who are clients of Mondrian
●	Management of investment capacity
●	Marketing materials
●	Most favored nation fee arrangements
●	Performance fees
●	Personal conflicts of interest
●	Placement agents and pay to play
●	Portfolio holdings disclosure
●	Portfolio pumping (price manipulation to improve portfolio performance)
●	Pricing and valuation
●	Product allocation
●	Proxy voting
●	Relationships with consultants
●	Soft dollar arrangements (research and execution services)
●	“Step out trades” (where a broker shares commission with a third party)
●	Transactions with affiliated brokers (Mondrian does not have any affiliated brokers)
●	“Window dressing” (inappropriate attempts to improve the appearance of portfolio performance)

Mondrian’s Compliance Monitoring Program incorporates periodic reviews of areas where the above listed conflicts of interest might arise. Compliance with Mondrian’s policies and procedures is monitored using exception reporting, as well as regular review, testing, and evaluation of the appropriateness of the procedures.

Any apparent violations of the above procedures will be investigated and reported to the Chief Compliance Officer, who will determine any action necessary.

Any material findings would be reported to senior management and the Mondrian Compliance & Risk Committee (a sub-committee of the Company’s Board) and, where required, any relevant Regulator.

Compensation

Mondrian’s compensation program is designed to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of clients and the company.  Compensation is not based on the performance of specific funds or accounts managed.   Mondrian’s compensation program includes:

Competitive Salary. All investment professionals are remunerated with a competitive base salary.

Profit Sharing Bonus Pool. All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

Equity Ownership. Mondrian is 100% employee controlled. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual’s equity is normally paid out in instalments over a number of years post an agreed retirement from the firm.  This is a (very) long term incentive plan directly tied to the long term equity value of the firm.

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Incentives (Bonus and Equity Programs) therefore focus on the key areas of a) research quality, b) long-term and short-term investment performance of securities that are bought or sold in the groups of portfolios for which the investment professional has research responsibility, c) teamwork, d) client service and e) marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation to these factors and of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system.  This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Remuneration Committee: In determining the amount of bonus and equity awarded, Mondrian’s Board of Directors consults with the company’s Remuneration Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.

WCM Investment Management (“WCM”), 281 Brooks Street, Laguna Beach, CA 92651, is the Sub-adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser.  WCM is a corporation organized and headquartered in the State of California.  WCM is 100% employee owned. For its services as a sub-adviser, WCM is entitled to receive a fee from the Adviser.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below.  Information is shown as of June 30, 2015.  Asset amounts are approximate and have been rounded.

Portfolio Manager(s)	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts (in millions)
All Accounts
Paul Black		$		$		$
Peter Hunkel		$		$		$
Michael Trigg		$		$		$
Kurt Winrich		$		$		$
Accounts Subject to Performance Fees
Paul Black		$		$		$
Peter Hunkel		$		$		$
Michael Trigg		$		$		$
Kurt Winrich		$		$		$

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.

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Conflicts of Interest.
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with WCM’s trade allocation policy.

Compensation.

WCM’s compensation practices employ a multi-pronged approach and play an important role in rewarding and retaining key investment professionals. To be clear, compensation arrangements are not determined on the basis of the performance of specific funds or accounts managed.

Base Salaries: all investment professionals receive competitive base salaries reflective of their role and contribution to the team.

Bonuses: Additional compensation comes in the form of bonuses and/or equity distributions.

Being a 100% employee-owned firm, WCM groups its investment professionals into two categories with respect to bonuses and/or equity distributions: Principal Owners (owners of more than the 3% of the firm), and Regular Owners & Others (owners of 0% to 3%).

For Regular Owners & Others, the bulk of this additional cash compensation will be discretionary bonuses. WCM believes that small teams can and do provide better results than “star systems” or “armies of analysts”. Since we also subscribe to that old aphorism, “the whole can be greater than the sum of the parts,” we use a qualitative, discretionary bonus system to incentivize and reward our team members based primarily on their contribution to team results. Individual performance is not ignored, but it does play a subordinate role to team success. These evaluations are made on a regular basis by the research team leaders, utilizing a review system that begins with a return-on-time assessment for each professional and is then reviewed and approved by the firm’s leadership team.

For Principal Owners, all of their cash compensation above the base salary consists of equity distributions, which of course are determined by firm profitability and ownership percentage. All four of the portfolio managers for the Fund fall into this Principal Owner category and together own over 75% of the firm.

Employee Benefit Plan: All employees participate in the WCM Employee Savings Plan [401(k)]. The plan allows employee deferrals and also includes a substantial profit-sharing component determined at each year end.

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SERVICE PROVIDERS

Administrator and Fund Accountant

USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Administrator to the Trust pursuant to an administration agreement (the “Administration Agreement”).  USBFS provides certain administrative services to the Trust, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value (“NAV”) and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, the Administrator will receive a portion of fees from the Funds as part of a bundled-fees agreement for services performed as Administrator and fund accountant.  USBFS also acts as Transfer Agent and dividend disbursing agent under separate agreements.

Custodian

U.S. Bank National Association is the custodian (the “Custodian”) for the Trust and safeguards and controls the Trust’s cash and securities, determines income and collects interest on Trust investments. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.  USBFS, U.S. Bank National Association, and the Funds’ principal underwriter are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Legal Counsel

Morgan Lewis & Bockius, LLP 1701 Market Street, Philadelphia, PA 19103-2921 serves as legal counsel to the Trust.

Goodwin Procter LLP, 901 New York Avenue, N.W. Washington, D.C. 20001, serves as legal counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

_______________ is the Fund’s independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the SEC.

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EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Sub-Advisory Agreement states that, with respect to the portion of a Fund managed by each of the Sub-advisers, that Sub-adviser shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that each Sub-adviser shall only direct orders to an affiliated person of that Sub-adviser in accordance with Board-adopted procedures and/or the 1940 Act.  In general, a Sub-adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances.  In selecting a broker-dealer to execute each particular transaction, a Sub-adviser may take the following into consideration, among other things: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty of executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the relevant Fund on a continuing basis.  The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Adviser and the Board may determine, a Sub-adviser shall not be deemed to have acted unlawfully or to have breached any duty created by its Sub-Advisory Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to a Sub-adviser a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if a Sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or each Sub-adviser’s or the Adviser’s overall responsibilities with respect to the applicable Fund or other advisory clients.  Each Sub-adviser is further authorized to allocate the orders placed by it on behalf of the applicable Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of either.  Such allocation shall be in such amounts and proportions as a Sub-adviser shall determine.  Each Sub-adviser shall report on such allocations regularly to the Adviser and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when a Sub-adviser deems the purchase or sale of a security to be in the best interest of the relevant Fund as well as other clients of a Sub-adviser, each Sub-adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by a Sub-adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

For the fiscal years ended June 30, 2014 and 2015, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

Fund	2014	2015
Core Bond Fund(1)	$88,059
Core Plus Bond Fund(2)	N/A	N/A
Large Cap Growth Fund(3)	N/A
Large Cap Value Fund(3)	N/A
Small/Mid Cap Growth Fund(3)	N/A
Small/Mid Cap Value Fund(3)	N/A
International Equity Fund(4)	N/A	N/A
(1)	The Core Bond Fund commenced operations on October 28, 2013.
(2)	The Core Plus Bond Fund commenced operations on July 13, 2015.
(3)	The Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, and Small/Mid Cap Value Fund commenced operations on April 27, 2015.
(4)	The International Equity Fund commenced operations on July 6, 2015.
The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year. For the fiscal year ended June 30, 2015, the Funds held the securities of their “regular broker-dealers in the following amounts:

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During the last fiscal year ended June 30, 2015, the Funds did not direct their brokerage transactions to a broker because of research services provided. Neither did any Fund pay any underwriting commissions to Quasar Distributors, LLC, its principal underwriter, or any Fund affiliates.

CAPITAL STOCK

Shares issued by the Funds have no preemptive, conversion, or subscription rights.  Shares issued and sold by the Funds are deemed to be validly issued, fully paid and non-assessable by the Trust.  Shareholders have equal and exclusive rights as to dividends and distributions as declared by a Fund and to the net assets of a Fund upon liquidation or dissolution.  Each Fund votes on all matters solely affecting the Fund (e.g., approval of the Advisory Agreement).  All series of the Trust vote as a single class on matters affecting those series jointly or the Trust as a whole (e.g., election or removal of Trustees).  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees.  While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith.  In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), each day the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, each Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Valuation Committee considers, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.
Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

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Debt obligations are valued at current market prices, as discussed above.  In order to reflect their fair value, certain short-term securities with 60 days or less remaining to maturity may, unless conditions indicate otherwise, be amortized to maturity based on their cost to the Fund.

The securities in each Fund, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange on which the security is principally traded.

When a Fund invests in foreign securities, and as a result, the calculation of each its NAV may not take place contemporaneously with the determination of the prices of certain of the Fund securities used in the calculation.  Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund’s NAV.  If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board as described above.  Portfolio securities that are traded both on an exchange and in the OTC market will be valued according to the broadest and most representative market.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer.  When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation.

For foreign securities traded on foreign exchanges, the Trust has selected FT Interactive data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of a Fund’s securities traded on those foreign exchanges.  The Funds use a confidence interval when determining the use of the FTID provided prices.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding ADR, if one exists. FTID provides the confidence interval for each security for which it provides a price.  If the FTID provided price falls within the confidence interval, the Fund will value the particular security at that price.  If the FTID provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect its fair value.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications.  The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

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As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

REDEMPTIONS AND PURCHASES IN-KIND

The information provided below supplements the information contained in the Funds’ Prospectuses regarding the purchase and redemption of Fund shares.

Redemptions In-Kind

The Funds have reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold.  If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.  A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.
Each Fund does not intend to hold more than 15% of its portfolio in illiquid securities.  In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio.  If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption.  Under normal circumstances, the Funds do not anticipate that they would selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request.  If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.  Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law.  Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Purchases In-Kind

Subject to the approval of the applicable Fund, an investor may purchase shares of the Fund with securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  These transactions will be effected only if the Adviser or Sub-adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund.  The Funds reserve the right to amend or terminate this practice at any time.

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DISTRIBUTIONS AND TAX INFORMATION

Distributions

The Funds will make distributions of dividends monthly and capital gains, if any, at least annually.  The Funds may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

In January of each year, each Fund will issue to each shareholder a statement of the U.S. federal income tax status of all distributions to each shareholder.

Tax Information

Each Fund has elected to qualify and intends to continue to qualify to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions.  Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with such distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.  However, no Fund can give assurances that its distributions will be sufficient to eliminate all taxes.  To comply with such requirements, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of ordinary income for such year, (ii) at least 98.2% of the excess of realized capital gains over realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.  If a Fund fails to qualify as a RIC under Subchapter M of the Code, it will be taxed as a regular corporation.

In order to qualify as a RIC, each Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership.  Each Fund must also satisfy the following two asset diversification tests.  At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of RICs, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities of any two or more issuers (other than the securities of other RICs) that the Fund controls (by owning 20% of the total combined voting power of all classes or stock entitled to vote of such issuers) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  Each Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period.  If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.  The Board reserves the right not to maintain the qualification of any Fund as a RIC if it determines such course of action to be beneficial to shareholders.

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Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar.  A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely.  If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.  The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Each Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of each Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income.  In view of each Fund’s investment policy, it is generally not expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund are unlikely to be eligible for treatment as qualified dividend income for individual shareholders and for the dividends-received deduction for corporate shareholders under federal tax law. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).  A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code.  Therefore, if you lend your shares in the Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income.  Distributions that the Fund receives from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

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Any long term capital gain distributions are taxable to shareholders as long term capital gains regardless of the length of time they have held their shares.  Capital gains distributions are not eligible for the dividends received deduction for corporate shareholders; however, such distributions are taxed at a current maximum rate of 20% for individual shareholders.  There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy.  Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares).  This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Each Fund (or its administrative agent) must report to the Internal Revenue Service (IRS) and furnish to its shareholders cost basis information for purchases of Fund shares.  Each Fund is also required to report whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the default cost which, if applicable, will be provided to you by your financial adviser in a separate communication. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them.  Shareholders also should carefully review the cost basis information provided to them by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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As of January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the IRS; (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal tax liability if proper documentation is provided.  The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund, subject to certain exceptions.  If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of the Fund’s foreign source income (including any foreign income taxes paid by the Fund), and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns.  If not more than 50% in value of the Fund’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund, subject to certain exceptions.  In this case, these taxes will be taken as a deduction by the Fund.

The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund.  These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to federal income tax on income from certain of its foreign securities.  In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the qualifying income test described above if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

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With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, each Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period.  Because each Fund intends to distribute all of its net investment income to its shareholders, the Funds may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Any security or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes.  In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short–term capital gain rather than long–term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short–term capital losses, be treated as long–term capital losses.  Different elections are available to the Fund that may mitigate the effects of the straddle rules. Certain forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Fund at the end of their taxable year generally will be required to be “marked-to-market” for federal income tax purposes and deemed to have been sold at market value.  Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long–term capital gain or loss, and the balance will be treated as short–term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by each Fund.  Under these rules, foreign exchange gain or loss realized with respect to debt securities and certain foreign currency forward contracts is treated as ordinary income or loss.  Some part of a Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

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If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.  The Fund may have to distribute to its shareholders certain “phantom” income and gain the Fund accrues with respect to its investment in a PFIC in order to satisfy the Fund’s distribution requirement and to avoid imposition of the 4% excise tax described above.  The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction.

A U.S. withholding tax at a 30% rate is imposed on dividends paid after June 30, 2014 (and proceeds of sales in respect of Fund shares, including certain capital gain dividends, received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.  The Funds will not pay any additional amounts in respect to any amounts withheld.

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of RICs are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to the taxable accounts U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on Fund distributions.  Fund shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains from a Fund until a shareholder begins receiving payments from their retirement account.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change.  Any such changes could affect the validity of this discussion.  The IRS could assert a position contrary to those stated here.  The discussion also represents only a general summary of tax law and practice currently applicable to the Funds and certain shareholders therein, and, as such, is subject to change.  In particular, the consequences of an investment in shares of the Funds under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.  Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice to his or her own particular circumstances.

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DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), acts as principal underwriter in a continuous public offering of the Funds’ shares.  Pursuant to a distribution agreement (the “Distribution Agreement”) between Quasar and the Trust, on behalf of the Funds, Quasar acts as the Trust’s principal underwriter and distributor (the “Distributor”) and provides certain administration services and promotes and arranges for the sale of the Funds’ shares.  Quasar is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).

After its two year initial term, the Distribution Agreement between the Trust and Quasar continues in effect only if such continuance is specifically approved at least annually by the Board or the vote of a majority of each Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on a 60-day written notice when authorized by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

FINANCIAL STATEMENTS

Investors in the Funds will be informed of each Fund’s progress through periodic reports.  Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually.

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APPENDIX A

SUMMARY OF CREDIT RATINGS

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectuses and this SAI.  Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value.  The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions.  A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Bonds
Aaa:  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa:  Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

B:  Bonds which are rated B generally lack characteristics of the desirable investment — they are considered speculative and subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

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Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C:  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements:  Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Bonds

AAA:  Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA:  Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

A:  Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB:  Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB:  Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B:  Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

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CCC:  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C:  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D:  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:  obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds

AAA:  Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:  Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

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A:  Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB:  Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB:  Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B:  Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC:  Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC:  Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D:  Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” or “D” categories.

Credit Ratings – Municipal Securities and Commercial Paper

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. Tax-Exempt Municipals

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.

Advance refunded issues:  Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government are identified with a # (hatchmark) symbol, e.g., # Aaa.

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Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.  Loans bearing the designation of MIG 3/VMIG 3 are of acceptable quality, but have narrow liquidity and cash-flow protection and less well-established access to refinancing.

Commercial Paper

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1:  Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:  (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

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Municipal Bond Ratings

AAA -- Prime Grade:  These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds:  In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds:  Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA -- High Grade:  The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A -- Good Grade:  Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds:  There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds:  Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements:  Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.  Notes rated SP-3 have a speculative capacity to pay principal and interest.

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Commercial Paper

A-1:  A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Commercial Paper

F-1:  Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2:  Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3:  Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Uncertain capacity for timely payment of financial commitments, plus high vulnerability to near-term adverse changes in financial and economic conditions.

C:  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:  Default. Denotes actual or imminent payment default.

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APPENDIX B

PROXY VOTING POLICIES

The following information is a summary of the proxy voting guidelines for the Adviser and the Sub-advisers.

OLIVE STREET INVESTMENT ADVISERS, LLC (the “Adviser”)

ADVISORY RESEARCH, INC.
ARTISAN PARTNERS LIMITED PARTNERSHIP
BAILLIE GIFFORD OVERSEAS LIMITED
ROBERT W. BAIRD & CO., INC.
BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC
BLACKROCK INVESTMENT MANAGEMENT, LLC
CHAMPLAIN INVESTMENT PARTNERS, LLC
CLEARBRIDGE INVESTMENTS, LLC
EAGLE ASSET MANAGEMENT, INC.
EDINBURGH PARTNERS LIMITED
JANUS CAPITAL MANAGEMENT LLC
JENNISON ASSOCIATES LLC
J.P. MORGAN INVESTMENT MANAGEMENT, INC.
LAZARD ASSET MANAGEMENT LLC
LOOMIS SAYLES, L.P.
MANNING & NAPIER ADVISORS, LLC
METROPOLITAN WEST ASSET MANAGEMENT, LLC
MONDRIAN INVESTMENT PARTNERS LIMITED
PRUDENTIAL INVESTMENT MANAGEMENT, INC.
ROBECO INVESTMENT MANAGEMENT, INC./ BOSTON PARTNERS
SILVERCREST ASSET MANAGEMENT GROUP LLC
STEPHENS INVESTMENT MANAGEMENT GROUP, LLC
SUSTAINABLE GROWTH ADVISERS, LP
T. ROWE PRICE
VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.
WCM INVESTMENT MANAGEMENT
WELLINGTON MANAGEMENT COMPANY LLP
WILLIAM BLAIR & COMPANY, L.L.C.
(collectively, the “Sub-advisers”)

I. BACKGROUND

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), each registered investment adviser should adopt and implement written policies and procedures reasonably designed to ensure that it is voting proxies in the best interest of its clients, describe how material conflicts that arise between the investment adviser and clients are resolved, disclose how clients may obtain information on how the investment adviser voted proxies, and describe its proxy voting procedures and furnish a copy upon request. Furthermore, Rule 204-2 requires certain books and records related to proxy voting to be maintained by the investment adviser.

II. POLICY

The Adviser has contractually delegated the Funds’ proxy voting authority to each of its respective Sub-advisers, as applicable. The Adviser’s Chief Compliance Officer, or his or her designee (the “Adviser’s CCO”) monitors proxy voting activities of the Adviser and the Sub-advisers to ensure compliance with underlying proxy voting guidelines; coordinates the preparation of the annual Form N-PX filing; and performs an annual review of each Fund’s proxy voting program to confirm that review, monitoring and filing processes are satisfied. The Adviser will review each Sub-adviser’s proxy voting guidelines to ensure that they meet the standards set forth from time to time by the SEC. The Adviser will report to the Board as necessary regarding the compliance of Adviser’s proxy voting guidelines and each Sub-adviser’s proxy voting guidelines with such SEC standards, including the procedures that the Adviser and each Sub-adviser uses when a vote presents a conflict between the interests of Fund shareholders and those of the Adviser or any Sub-adviser, respectively. The Sub-advisers shall report to the Adviser on a regular basis, but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved. The Adviser shall provide such reports to the Board at the next regular meeting of the Board after such reports were received from the Sub-advisers. The Adviser will also report to the Board at least annually on any conflicts of interest that arose from its own proxy votes and how such conflicts were resolved.

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Advisory Research, Inc. – Proxy Voting Policies Summary

ARI is a fiduciary that owes each client a duty of care with regard to all services undertaken on the client’s behalf.  Proxy voting is one such service for the following clients: 1) those covered under the Employee Retirement Income Securities Act (“ERISA”) and 2) those non-ERISA clients over which ARI exercises such voting authority.  To fulfill these duties, ARI must cast votes in a manner consistent with the best interests of its clients.  In accordance with Rule 206(4)6 under the Adviser’s Act, ARI has adopted these policies and procedures.

ARI has engaged Institutional Shareholder Services “ISS”, to provide proxy voting services for clients over which ARI exercises proxy voting authority.  ARI has adopted standard proxy voting guidelines, which are applied by ISS to all ARI proxy votes.  ARI generally votes in accordance with its proxy voting guidelines; however, in rare circumstances ARI may opt to override the guidelines if it is decided to be the best interest of its clients.

ARI believes that the use of standard proxy voting guidelines and the use of an independent third party, such as ISS, mitigate potential conflicts of interest between ARI and its clients.  In addition, ARI has adopted a Code of Ethics, advocating strictly ethical behavior and mandating that all ARI business activities be conducted in the best interest of its clients.

Receipt of Proxy Materials .  Proxy materials from issuers, custodians or broker-dealers with respect to any securities held in client accounts are sent generally electronically to ARI in care of ISS.  On rare occasions, ARI receives proxy materials from issuers, custodians or broker-dealers through the mail in hard copy form, which are then forwarded to ISS for processing.

Proxy Administration & ISS Oversight .  ISS monitors ARI’s client accounts and their ballot activity on an ongoing basis.  To assist with this process (and wherever possible), ISS compares holdings quantities provided electronically by ARI with those indicated on each ballot.  Discrepancies are generally brought to the attention of the client’s custodian and/or proxy agent (such as Broadridge) as appropriate, but may also be referred to ARI by ISS for additional assistance.

Primarily through its use of the ISS service, ARI uses its best efforts to obtain ballots from its clients custodians and to vote every proxy which it or ISS receives when ARI has been granted the authority to do so.  However, there are situations in which ARI or ISS may not be able to process a ballot.  For example, if ARI or ISS received a proxy statement in an untimely manner, there may not be sufficient time to process the vote.  We believe that the use of a third party service, such as ISS, and our client relationships with multiple custodians reduce the likelihood of this occurring.

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Voting Decisions .  Votes are generally processed by ISS pursuant to ARI’s accepted proxy voting guidelines.

Any recommendations by ARI employees to vote against the guidelines should be brought to the attention of compliance department.  Any resulting override shall be documented and then submitted to ISS by compliance personnel.  In certain situations, ARI may have a relationship with an issuer that could pose a potential conflict of interest when voting the shares of that issuer on behalf of clients (such as if the issuer is also a Client of ARI).  ARI believes that the use of an independent third party, such as ISS, and the use of standard, pre-determined proxy voting guidelines should adequately address possible conflicts of interest in most cases.  In unusual cases, such as if an agenda item is not addressed by the standard guidelines or if an ARI employee has recommended a vote against the guidelines, ARI may use other alternative procedures such as engaging a different independent third party to present a recommendation or forwarding the proxies to clients so that they may vote the proxies themselves.

Record of Votes Cast .   ARI has access to voting records for each issue and each client via ISS.

Client Requests for Votes .  Although ARI has adopted standard proxy voting guidelines, the client may request that ARI vote proxies for their account in a particular manner.  Such requests should be provided to ARI in writing and will be addressed on a case by case basis with the client.

Client Requests for Voting Record .  Clients may request proxy voting information.  ARI will respond to such requests showing how Client shares were voted on particular issues.  The compliance department will maintain a copy of all such requests and responses.

A copy of Advisory Research’s complete proxy voting policy and procedures may be obtained by writing Advisory Research, Inc., 180 N. Stetson Ave., Suite 5500, Chicago, IL, 60601.

Artisan Partners - Proxy Voting Policies Summary

Artisan Partners votes proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) an ERISA client’s advisory agreement expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners’ judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

Artisan Partners’ Proxy Voting Committee oversees the proxy voting process, reviews the Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) where there is an actual or potential conflict of interest, makes determinations as to the votes to be cast. The Proxy Voting Committee is comprised of the persons appointed by Artisan Partners. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

Baillie Gifford Overseas Limited (“Baillie Gifford Overseas”) - Proxy Voting Policies Summary

Baillie Gifford Overseas is a wholly owned subsidiary of Baillie Gifford & Co. (“Baillie Gifford”), which is a partnership controlled by its full-time working partners.

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Baillie Gifford’s Corporate Governance Team is responsible for coordinating Baillie Gifford’s proxy voting policy in conjunction with the relevant investment managers, and in line with its Global Corporate Governance Principles and Guidelines.

Where Baillie Gifford clients have delegated their voting rights to Baillie Gifford, it endeavors to vote all of their shares in all markets.  Baillie Gifford believes the union of investment management responsibilities and voting power is in its clients’ best interests.  The Corporate Governance Team coordinates the voting policy in conjunction with the relevant investment managers, and in line with its engagement and investment strategy. Accordingly, the ability to vote its clients’ shares strengthens its position when engaging with investee companies and supports the stewardship of its clients’ investments.

When evaluating each meeting agenda, Baillie Gifford’s Corporate Governance Team considers third party analysis, company proxy documents, Baillie Gifford’s own research and discussions with company management. When gathering information and making its voting decisions, it endeavors to engage with companies and their advisers. Whilst the Team is cognizant of proxy advisers’ recommendations, it does not delegate or outsource any of its stewardship activities or rely upon their recommendations when deciding how to vote its clients’ shares.

All voting decisions are made in-house according to Baillie Gifford Guidelines and in line with its clients’ best interests. Baillie Gifford strongly believes that proxy voting is an integral part of its stewardship responsibilities and therefore where it plans to vote against management it routinely advises investee companies of its voting decision and the corresponding rationale.

Central to Baillie Gifford’s investment strategy as a long-term growth investor is its willingness to invest in strong management teams who will run their respective company for the benefit of all stakeholders. In its role as an effective steward it looks to work with management to encourage innovation and a healthy approach to risk. Baillie Gifford’s engagement and voting practices are developed to be supportive of management and their vision for the business in a manner that will protect and enhance shareholders’ rights. Accordingly, Baillie Gifford aims to be a thoughtful and constructive member of the company’s shareholder register who will facilitate superior long-term performance which is in the best interests of its clients.

Shareholder Rights
Baillie Gifford believes that a company’s Articles of Association should serve as a framework to protect shareholders’ rights by effectively regulating the powers of the company.
●	It is supportive of amendments to company Articles that benefit all shareholders.
●	Amendments to a company’s Articles should be presented in separate resolutions in order to allow shareholders maximum discretion.
●	In its role as an effective steward of its investee companies Baillie Gifford believes the following items are fundamental rights of all shareholders –
●	To approve the election and subsequent re-election of the Board of Directors;
●	The ability to vote on a company’s authority to issue equity;
●	The right to approve a company’s dividend;
●	The ability to include items on shareholder meeting agendas;
●	The discretion to vote on significant transactions;
●	In accordance with these beliefs, Baillie Gifford will oppose changes to a company’s Articles which erode shareholders’ rights.

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Board of Directors
Baillie Gifford believes that to maximise a Board’s potential to deliver long-term performance it should incorporate a diverse range of skills and experience relevant to the company’s business and challenges.
●	It supports the separation of the Chairman and CEO positions in order to balance power at the head of the company.
●	It believes that a majority of a company’s Board should be independent members who provide effective oversight of management’s activities and represent shareholders’ best interests.
●	It encourages the disclosure of directors’ names and biographies accordingly, it will withhold support from nominees when the company fails to provide this level of disclosure.
It is a rare event but, consistent with previous voting decisions, Baillie Gifford will take voting action against directors who it believes have failed to fulfil their duties to protect shareholders’ rights or are not acting in shareholders’ best interests.

Share Issuances and Poison-pills/Anti-takeover Device
Baillie Gifford supports company requests to issue equity to ensure flexibility for sensible capital allocations.
●
It reviews requests to issue shares with and without pre-emptive rights on a case-by-case basis, giving consideration to the potential needs of the company and potential impact on existing shareholders.

●	It is opposed to the issuance of convertible debt that would subsequently result in the dilution and disadvantage of existing shareholders.
●	It reviews the introduction or renewal of any form of poison-pill/anti-takeover device based on the merits of each individual request and its potential impact on existing shareholders.
●	It is opposed to discounted share issuances that do not include pre-emptive rights or where the rights are not marketable by existing shareholders.

Executive Remuneration
Baillie Gifford believes that effective remuneration policies should be based on a simple framework to provide appropriate pay-for-performance.
●
It will support innovative remuneration policies which do not necessarily fit with conventional practices, but are bespoke to a company’s individual circumstances and will incentivise superior long-term performance.

●	It uses its discretion when analysing executive remuneration and will automatically oppose remuneration reports which include or allow for the following provisions –
●	Retesting of performance conditions;
●	Repricing of equity awards;
●	Discounted equity awards to executives;
●	Excessive vesting at median performance (>35%);
●	Executive directors participate in the administration of executive remuneration;
●	Lack of transparency relative to market practices and listing requirements;
●	Inclusion of non-executive directors in the same incentive plans as executives.
●	It will only support one-off awards to executives in exceptional circumstances where the award is fully justified by the Remuneration Committee. It does not expect this to be a frequent occurrence.
●	It is supportive of remuneration plans which enable executives to grow their holding in the company via the retention of their vested awards.

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Resolutions Proposed by Shareholders
Baillie Gifford acknowledges shareholder resolutions as an alternative method of communication with investee companies and accordingly reviews each proposal on a case-by-case basis.
●	It will support those resolutions which it believes are in shareholders’ best interests. For example –
●	Separation of the CEO and Chairman positions;
●	Declassification of the Board;
●	Introduction of majority voting.

It will oppose shareholder resolutions which seek to micromanage the company and provide little or no benefit to the company’s shareholders and its future development.
The Corporate Governance Team consults investment managers on corporate, strategic and potentially materially relevant issues. It takes a pragmatic approach to voting and assesses meeting agenda items on a case-by-case basis. For exceptional circumstances that require it to deviate from its voting guidelines, Baillie Gifford endeavors to make an informed voting decision which it believes is in the best interests of its clients.

Conflicts of Interest
Baillie Gifford recognizes the importance of managing potential conflicts of interest that may exist when it votes a proxy solicited by a company with whom it has a material business or personal relationship. Baillie Gifford’s Corporate Governance Team is responsible for monitoring possible material conflicts of interest with respect to proxy voting. Application of its Global Corporate Governance Principles and Guidelines to vote proxies will, in most instances, adequately address any possible conflicts of interest.

For proxy votes that involve a potential conflict of interest, or are inconsistent with (or not covered by) the Guidelines but are consistent with management’s recommendation, Baillie Gifford’s Management Committee, which comprises six senior Baillie Gifford partners, will review the voting rationale, consider whether business relationships between Baillie Gifford and the company have influenced the proposed inconsistent vote and decide the course of action to be taken in the best interest of their clients. The Management Committee’s decision and rationale will be documented.

Stock Lending
Although Baillie Gifford does not lend stock directly, it recognizes that in instances where its clients lend stock, it is unable to vote their shares at company meetings. Where material votes arise at company meetings, and it believes that the outcome of the vote may directly and significantly impact the corporate strategy or investment returns, it will advise its clients to recall their stock and, where appropriate, liaise with their custodian banks.

BAIRD – Proxy Voting Policies Summary

The Advisor’s proxy voting policies and procedures provide that the Advisor will typically vote proxies in accordance with the recommendations made by ISS, and in the best interest of clients and Fund shareholders.  However, because ISS’ guidelines do not address all potential voting issues and do not necessarily correspond to the Advisor’s opinions, there may be instances where the Advisor may not vote strictly according to the ISS’ guidelines.  In such a case, the Advisor submits the matter to its proxy voting committee.

In situations where the Advisor’s interests conflict, or appear to conflict, with client interests, the proxy voting committee will take one of the following steps to resolve the conflict:

●	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as ISS;

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●	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

●	Vote the securities in accordance with the best interest of clients, as determined in good faith by the committee, without consideration of any benefit to the Advisor or its affiliates;

●
Ask its proxy voting committee to determine the nature and materiality of the conflict and vote the proxy in a manner the committee believes is in the best interests of the client (or, in the case of a Fund, the Fund’s shareholders) without consideration of any benefit to the Advisor or its affiliates; or

●
If the securities are held by a Fund, disclose the conflict to the Board and obtain the Fund’s direction as to how to vote the proxies (which shall be determined by a majority of the Independent Directors).

Barrow Hanley - Proxy Voting Policies Summary

For clients who so elect, BHMS has the responsibility to vote proxies for portfolio securities consistent with the best economic interests of the beneficial owners.  BHMS maintains written policies and procedures as to the handling, research, voting, and reporting of proxy voting and makes appropriate disclosures about the Firm’s proxy policies and procedures to clients.  BHMS provides information to clients about how their proxies were voted and retains records related to proxy voting.

To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co.  Glass Lewis provides research on corporate governance, financial statements, business, legal and accounting risk and supplies proxy voting recommendations.  Glass Lewis also provides proxy execution, record keeping, and reporting services.

Proxy Oversight Committee

●
BHMS’ Proxy Oversight Committee reviews and evaluates the data and recommendations provided by the proxy service. BHMS reviews and evaluates its own internal research on company proxies to ensure that votes are consistent with the Firm’s policies and are in the best interest of the beneficial owners.  Proxy votes must be approved by BHMS before submitting to the proxy service provider.

●	The Proxy Oversight Committee includes four portfolio managers, three research analysts, and two proxy coordinators. Research analysts participate based on industry coverage.
●
Ballots and research recommendations are reviewed by the Proxy Coordinators and referred to analysts, portfolio managers or members of the proxy committee if the Glass Lewis recommendations are against management.

Types of Accounts
●	U.S. and Non-U.S. Equity Accounts

The proxy coordinators review proposals and evaluate the proxy service provider’s recommendations.  If further research is required, the proxy coordinators will direct the proxy service provider’s research to the analyst following the security. For Small Cap Value portfolios, the portfolio managers will review and make the voting decision. Generally, proposals are voted in accordance with the proxy service provider’s recommendations unless BHMS overrides a specific issue.   The proxy coordinators approve voting decisions through the proxy service provider’s secure, proprietary, online system.

●	Diversified Small Cap Value and Diversified Small/Mid Cap Value Accounts

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BHMS accepts the recommendations of the proxy service provider when voting proxies for the Diversified Small Cap and Diversified Small/Mid Cap accounts for the following reasons:

●
Investments are based on a quantitative model. Fundamental research is not performed for the holdings. Given the quantitative nature of the investment selection BHMS believes the proxy service provider’s recommendation is the best informed.

●	The holding period is too short to justify the time for analysis to vote because the outcome of the votes would likely be irrelevant to the investment.

Proxies are voted uniformly in accordance with the proxy service provider’s recommendations.  The proxy service provider verifies that votes are received, voted, and recorded.

Conflicts of Interest
●	Potential conflicts may arise when BHMS invests in securities of companies who are also clients of the Firm. BHMS seeks to mitigate potential conflicts by:
●	Making voting decisions for the benefit of the shareholder;
●	Uniformly voting every proxy based on BHMS’ internal research and consideration of GL recommendations; and
●	Documenting the votes of companies who are also clients of the Firm.
●
If a material conflict of interest exists, the proxy coordinators will determine whether it is appropriate to disclose the conflict with the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

Policies and Procedures
Proxy coordinators are responsible for implementing and monitoring BHMS’ proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures.  The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate.

●	BHMS sends a daily electronic transfer of stock positions to the proxy service provider.
●	The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.
●	New or controversial issues are presented to the Proxy Oversight Committee for evaluation.
●	BHMS sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.
●	Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.
●	BHMS’ guidelines addressing specific issues are available upon request by calling: (214) 665-1900, or by e-mailing: clientservices@barrowhanley.com.
●	The proxy coordinators retain the following proxy records in accordance with the SEC’s five-year retention requirement:

●	These policies and procedures and any amendments;
●	A record of each vote cast; and
●	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision.

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Revised December 31, 2014

BlackRock – Proxy Voting Policies Summary

Introduction to BlackRock
BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world.  BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds.  Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance
BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients.  We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ interests.  Effective voting rights are central to the rights of ownership and there should be one vote for one share.  Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws.  Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure.  In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.
Our focus is on the board of directors, as the agent of shareholders, which should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed.  The board should provide direction and leadership to the management and oversee management’s performance.  Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings.  Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions.  Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market.  However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally.  We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances.  We are interested to understand from the company’s reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.

BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship.  These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation.  Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures.  Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled “BlackRock’s oversight of its corporate governance activities”.

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Corporate governance, engagement and voting
We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles.  The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients’ investments in public corporations.  Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation.  We discuss below the principles under six key themes.  In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:
●	Boards and directors
●	Auditors and audit-related issues
●	Capital structure, mergers, asset sales and other special transactions
●	Remuneration and benefits
●	Social, ethical and environmental issues
●	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders.  Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice.  In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed.  Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives.  There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests.  Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company.  For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by:

●	establishing an appropriate corporate governance structure;
●	supporting and overseeing management in setting strategy;
●	ensuring the integrity of financial statements;
●	making decisions regarding mergers, acquisitions and disposals;
●	establishing appropriate executive compensation structures; and

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●	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted.  Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders.  We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members.  Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests. BlackRock believes that directors should stand for re-election on a regular basis.  We assess directors nominated for election or re-election in the context of the composition of the board as a whole.  There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee.  We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders.

Common impediments to independence may include but are not limited to:

●	current employment at the company or a subsidiary;
●	former employment within the past several years as an executive of the company;
●	providing substantial professional services to the company and/or members of the company’s management;
●	having had a substantial business relationship in the past three years;
●	having, or representing a shareholder with, a substantial shareholding in the company;
●	being an immediate family member of any of the aforementioned; and
●	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it.  Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director.  The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations.  The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members.  BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning.  In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors.  We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors.  BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters.  In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters.  An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

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Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company’s financial condition.  We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function.  We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management.  To that end, we believe it is important that auditors are, and are seen to be, independent.  Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained.  Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors.  Pre-emption rights are a key protection for shareholders against the dilution of their interests.
In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders.  Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it.  We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value.  We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length.  We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own.  Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction.  In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights.  Such mechanisms can serve to protect and entrench interests other than those of the shareholders.  We believe that shareholders are broadly capable of making decisions in their own best interests.  We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns.  We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize.  We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice.  We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures.  We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders.  We are not supportive of one-off or special bonuses unrelated to company or individual performance.  We support incentive plans that pay out rewards earned over multiple and extended time periods.  We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance.  Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract.  Finally, pension contributions should be reasonable in light of market practice.
Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

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Social, ethical, and environmental issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf.  It is within this context that we undertake our corporate governance activities.  We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed.  This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company.  The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place.  This helps shareholders assess how well management is dealing with the SEE aspects of the business.  Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately.  Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters.  In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients.  We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate.  They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest.  In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these.  The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board’s oversight of management.  BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

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BlackRock’s oversight of its corporate governance activities

Oversight
BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes.  This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), and which is considered an investment function.  BlackRock maintains three regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals.  All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee, which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group.  The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines.  The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate.  The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance.  The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast.  The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision.  BlackRock’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.

Vote execution
BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority.  BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market.  The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees.  The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund’s portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.

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In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies.  These issues include but are not limited to:  (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.  We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis.  In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts.  In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment.  Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management
BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates.  Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

●
BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

●
The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context.  The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

●
BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees.  The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

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●
BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities.  In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder.  Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met.  The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

●
In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.  The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.  Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests.  The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes.  Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted.  Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions.  In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines
The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest.  These Guidelines are not intended to be exhaustive.  BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.  As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance.  Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting
We report our proxy voting activity directly to clients and publically as required.  In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

Boston Partners – Proxy Voting Policies Summary

The Boston Partners Proxy Policy Committee (the “Committee”) is responsible for administering and overseeing Boston Partners’ proxy voting process.  The Committee makes decisions on proxy policy, establishes formal Proxy Voting Policies (the “Guidelines”) and updates the Guidelines as necessary, but no less frequently than annually.  In addition, the Committee, in its sole discretion, may delegate certain functions to internal departments and/or engage third-party vendors to assist in the proxy voting process.  Finally, selected members of the Committee will be responsible for evaluating and resolving conflicts of interest relating to BP’s proxy voting process.

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To assist BP in carrying out our responsibilities with respect to proxy activities, the firm has engaged Institutional Shareholder Services Inc. (“ISS”), a third party corporate governance research service, which is registered as an investment adviser.  ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with BP’s Guidelines.  While BP may consider ISS’s recommendations on proxy issues, BP bears ultimate responsibility for proxy voting decisions.  ISS also provides recordkeeping and vote-reporting services.

How BP Votes
BP’s Guidelines were developed in conjunction with ISS and predominantly follow a combination of their standard and PVS (Taft-Hartley) guidelines.  In determining how proxies should be voted, BP primarily focuses on maximizing the economic value of its clients’ investments.  In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is BP’s objective to support shareholder proposals that it believes promote good corporate citizenship.

BP has identified for ISS certain routine issues that enable them to vote in a consistent manner with regard to those proposals.  In addition, BP has outlined certain criteria for addressing non-routine issues.  ISS performs in-depth research and analysis and, where required by the Guidelines, performs a case-by-case evaluation prior to casting a ballot on BP’s behalf.  Although BP has instructed ISS to vote in accordance with the Guidelines, BP retains the right to deviate from those Guidelines if, in its estimation, doing so would be in the best interest of clients.  BP may refrain from voting proxies where it is unable or unwilling to do so because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Conflicts
ISS is a third-party service provider engaged to make recommendations and to vote proxies in accordance with BP’s predetermined Guidelines.  Because BP votes proxies based on predetermined Guidelines, BP believes clients are sufficiently insulated from any actual or perceived conflicts BP may encounter between its interests and those of its clients.  However, BP may deviate from the Guidelines in certain circumstances or its Guidelines may not address certain proxy voting proposals.  If a member of BP’s research or portfolio management team recommends that it vote a particular proxy proposal in a manner inconsistent with the Guidelines or if its Guidelines do not address a particular proposal, BP will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of BP’s clients.  In summary, these procedures require the individual requesting a deviation from the Guidelines to complete a Conflicts Questionnaire (the “Questionnaire”) along with written document of the economic rationale supporting the request.  The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be readily apparent.  Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present.  If a material conflict of interest is found to exist, BP will vote in accordance with the instructions of the client, seek the recommendation of an independent third party or resolve the conflict in such other manner as BP believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.

Champlin – Proxy Voting Policies Summary

Policy
Unless otherwise directed, Champlain, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. A copy of our written proxy policy and procedures and/or the record of proxy votes for a client’s portfolio will be provided to that client upon request.

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Champlain’s policy is to vote proxies for client accounts unless otherwise directed in writing. Champlain votes all proxies for all Champlain sponsored mutual funds and commingled funds.

Unless Champlain otherwise agrees in writing, Champlain will not advise or take any action on behalf of a client in any legal proceedings, including bankruptcies or class actions, involving securities held in, or formerly held in, client’s account or the issuers of those securities.

Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility
The Proxy Voting Manager has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure
Champlain has adopted comprehensive proxy voting procedures to implement the firm’s investment policies on behalf of clients. Proxy policies and procedures will be monitored closely, and may be amended or updated when appropriate, to ensure the policies outlined below are effectively executed:

Voting Procedures
●	All employees will forward any proxy materials received on behalf of clients to The Proxy Manager;
●	The Proxy Manager will determine which client accounts hold the security to which the proxy relates;
●
Absent material conflicts, the appropriate company analyst will determine how Champlain should vote the proxy in accordance with applicable voting guidelines. Proxy systems (i.e. Proxy Edge) may be used to aid in the voting process;

●
Clients may provide proxy guidelines to Champlain, in which case the appropriate company analyst will vote in accordance with the applicable voting guidelines provided while adhering to the Conflict of Interest section below.

●	The Proxy Manager will complete the proxy and vote the proxy in a timely and appropriate manner.

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Disclosure
●
Champlain will conspicuously display information in its Disclosure Document summarizing the proxy voting policy and procedures, including a statement that clients may request information regarding how Champlain voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information
●	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to The Proxy Manager.
●
In response to any request, The Proxy Manger will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Champlain voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

Proxy Voting Philosophy
Champlain believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts. With this goal in mind, we will engage in a rigorous appraisal and evaluation process in which our proxy voting will support corporate management practices that are strictly shareholder oriented and corporate policies, which are aligned with maximizing shareholder returns.

Fiduciary Responsibility
Champlain has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of accounts under management. Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties, and vote proxies based solely on the best interests of our clients.

Using Management Guidance
The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues. In some cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with our assessment of sound governance practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients.

Policy on Board of Directors
Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company’s Board of Directors, and a cornerstone of sound corporate governance. To that end, we will support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on individual director nominees are made on a case-by-case basis examining such factors as board and committee composition, past attendance record and governance efficacy. Votes for director nominees may be withheld in cases where a lack of independence, lack of material financial interest in the company, or evidence of poor past governance practices exists.

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Policy on Audit Committee
Champlain believes that audit committees should be comprised of directors who are independent and financially literate, and shall vote in favor of such a structure. The audit committee should have the exclusive authority to hire independent auditors. We will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of the outside auditor when such relationships exist.

Policy on Proxy Contest Defenses / Anti-takeover Measures
Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.

Anti-takeover measures generally opposed:
●	Classification of the Board of Directors
●	Shareholder rights plans (poison pills)
●	Greenmail
●	Supermajority rules to approve mergers or amend charter or bylaws
●	Authority to place stock with disproportionate voting rights
●	Golden Parachutes

Shareholder resolutions generally supported:
●	Rescind or prohibit any of the above anti-takeover measures
●	Annual voting of directors; repeal classified boards.
●	Adoption of confidential voting
●	Adoption of cumulative voting
●	Redeem shareholder rights plans
●	Proposals that require shareholder approval of rights plans (poison pills)

Policy on Capital Structure
Champlain considers disciplined capital use an essential component of effective corporate management. Therefore we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs for the next twelve months or for compelling management uses. We will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation
Champlain believes stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. We will oppose all option plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate directors, executives and employees. Champlain will consider factors such as other corporate incentives, corporate performance, industry practices, and terms and duration of the option program in its decision. Although each plan will be voted on a case-by-case basis, we will generally vote against plans, which do not meet several criteria. Champlain standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) any material revisions to plans requiring a shareholder vote. Champlain believes that these criteria will lead to votes in favor of plans that meet the ultimate goal of aligning management and shareholder interests, while providing reasonable economic incentives for managers. We will vote for proposals requiring shareholder approval to reprice options, and will generally vote against option strike price repricing. We withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

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Policy on Mergers and Corporate Restructurings
All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial terms, benefits and acquisition price.

Social and Environmental Issues
In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:

■             allow shareholder control of corporate charitable contributions
■             exit the nuclear power business
■             adopt the MacBride Principles
■             adopt the Valdez Principles
■             stop doing business with the US Department of Defense
■             stop using animals for product testing
■             make donations to a pro-life or pro-choice advocate
■             stop donations to a pro-life or pro-choice advocate
■             move its annual meeting to a town with better public transportation

While Champlain directors, officers, employees and clients may have personal views with respect to each of these and other issues; it is our corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

Conflicts of Interest
●	If there is a conflict of interest between the Champlain proxy voting policy and a client’s expressed voting policy, Champlain will vote the proxy in the manner the client has articulated.
●
Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business or personal relationship with the issuer.

●
If a material conflict of interest exists, The Proxy Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

●	Champlain will maintain a record of the voting resolution of any conflict of interest.

Voting Guidelines on Money Market Funds Held for Clients’ Cash Sweep and Account Transition Holdings
Champlain will vote in line with management’s recommendation on proxies for money market funds held for a client’s cash sweep, as well as for client holdings that Champlain has sold or is in the process of selling as part of an account transition.

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Recordkeeping
The Proxy Manager shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

●	These policies and procedures and any amendments;
●	A record of each vote that Champlain casts;
●	A copy of each written request from a client for information on how Champlain voted such client’s proxies, and a copy of any written response.
●	Any document Champlain creates that is material to making a decision on how to vote proxies, or that memorializes that decision.

ClearBridge Investments – Proxy Voting Policies Summary

I.             TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary.  These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.             GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles.  Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons.  We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.             HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions.  In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position.  In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above.  In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above.  We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations.    The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider.  If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee.  Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

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ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.             CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.             Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.
ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.
ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.
As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units.  As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.
A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel.  ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.
ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention.  The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time.  The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

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2.
All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution.  A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.
The Proxy Committee will determine whether a conflict of interest is material.  A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.
If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted.  Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

●	disclosing the conflict to clients and obtaining their consent before voting;

●	suggesting to clients that they engage another party to vote the proxy on their behalf;

●	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

●	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.             Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.             VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted.  There may be occasions when different investment teams vote differently on the same issue.  A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures.  In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

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A.              Election of Directors

1.               Voting on Director Nominees in Uncontested Elections.

a.               We withhold our vote from a director nominee who:
●	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

●	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

●	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

●
is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

●	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

●	b. We vote for all other director nominees.

2.               Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons.  We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

●               Designation of a lead director
●               Majority of independent directors (supermajority)
●               All independent key committees
●               Size of the company (based on market capitalization)
●               Established governance guidelines
●               Company performance

3.               Majority of Independent Directors

a.
We vote for shareholder proposals that request that the board be comprised of a majority of independent directors.  Generally that would require that the director have no connection to the company other than the board seat.  In determining whether an independent director is truly independent (e.g., when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following:  whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

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b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.               Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.               Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.               Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.
We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.
We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.               Director Qualifications

a.
We vote case-by-case on proposals that establish or amend director qualifications.  Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.              Proxy Contests

1.               Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors.  Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

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2.               Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest.  Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.              Auditors

1.               Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct.  Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.               Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.               Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.               Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.              Proxy Contest Defenses

1.               Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.               Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

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b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.               We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.               We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.               Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.
If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.               Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated.  In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e., contested election).  In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.               Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.
We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.               Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.               Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

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b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.               Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.               Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.             Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

●	shareholder rights are protected;
●	there is negligible or positive impact on shareholder value;
●	management provides adequate reasons for the amendments; and
●	the company is required to do so by law (if applicable).

E.               Tender Offer Defenses

1.               Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.
We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill.  Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.
We vote on a case-by-case basis on management proposals to ratify a poison pill.  Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.               Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

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b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.               Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.               Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.               Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.               Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.               White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.              Miscellaneous Governance Provisions

1.               Confidential Voting

a.
We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

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2.               Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.               Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals.  In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals.  If the combined effect is positive, we support such proposals.

4.               Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee.  We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.               Other Business

We vote for proposals that seek to bring forth other business matters.

6.               Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.               Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.              Capital Structure

1.               Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

●	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

●	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

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c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.               Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.               Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.               Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.
We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.               Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.               Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

●	Size of the Company.

●	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

●	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

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7.               Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan.  Generally, we approve proposals that facilitate debt restructuring.

8.               Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.               Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

●	It is intended for financing purposes with minimal or no dilution to current shareholders
●	It is not designed to preserve the voting power of an insider or significant shareholder

10.             Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.             Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent.  Any proposed debt issuance is compared to industry and market standards.

12.             Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.              Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value.  Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan.  Additionally, in some cases we would vote against a plan deemed unnecessary.

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1.               OBRA-Related Compensation Proposals

a.               Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.               Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.               Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.               Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.               Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.               Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options.  Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.               Shareholder Proposals to Limit Executive and Director Pay

a.
We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure.  We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

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We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation.  For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e., if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares).  In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms).  Other considerations would include, without limitation, the following:

●	Compensation committee comprised of independent outside directors
●	Maximum award limits
●	Repricing without shareholder approval prohibited
●	3-year average burn rate for company
●	Plan administrator has authority to accelerate the vesting of awards
●	Shares under the plan subject to performance criteria

5.               Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.
We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes.  Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.               Golden Coffins

a.
We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”).  We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.
We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.               Anti Tax Gross-up Policy

a.
We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.
We vote against proposals where a company will make, or promise     to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.               Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

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9. Employee Stock Purchase Plans

a.               We vote for qualified plans where all of the following apply:

●	The purchase price is at least 85 percent of fair market value
●	The offering period is 27 months or less
●	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.               We vote for non-qualified plans where all of the following apply:

●	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)
●	There are limits on employee contribution (ex: fixed dollar amount)
●	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution
●	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.             401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.             Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.             Directors Retirement Plans

a.               We vote against retirement plans for non-employee directors.

b.               We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.             Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options.  Considerations include the following:

●	Historic trading patterns
●	Rationale for the repricing
●	Value-for-value exchange
●	Option vesting
●	Term of the option
●	Exercise price
●	Participation

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14.             Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.
We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”).  Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.
We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15. Management Proposals On Executive Compensation

a.
For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal.  When management and the external service provider disagree, the proposal becomes a refer item.  In the case of a Refer item, the factors under consideration will include the following:

●	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis
●	Performance metrics for short- and long-term incentive programs
●	CEO pay relative to company performance (is there a misalignment)
●	Tax gross-ups to senior executives
●	Change-in-control arrangements
●	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16. Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

●	While employed and/or for one to two years following the termination of their employment; or
●	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

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The following factors will be taken into consideration:

●	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place
●	Actual stock ownership of the company’s named executive officers
●	Policies aimed at mitigating risk taking by senior executives
●	Pay practices at the company that we deem problematic

I.                State/Country of Incorporation

1.               Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.               Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation.  Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.               Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.               Mergers and Corporate Restructuring

1.               Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions.  Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc.; offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.               Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

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3.               Spin-offs

We vote on a case-by-case basis on spin-offs.  Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.               Asset Sales

We vote on a case-by-case basis on asset sales.  Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.               Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.               Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.               Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.               Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities.  Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.               Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.              Social and Environmental Issues

1.               In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify.   In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns.  In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

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d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.               Miscellaneous

1.               Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

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2. Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions.  In determining our vote on political contribution proposals we consider, among other things, the following:

●	Does the company have a political contributions policy publicly available
●	How extensive is the disclosure on these documents
●	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures
●	Does the company provide information on its trade association expenditures
●	Total amount of political expenditure by the company in recent history

3.               Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.               Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

●	the opening of the shareholder meeting
●	that the meeting has been convened under local regulatory requirements
●	the presence of a quorum
●	the agenda for the shareholder meeting
●	the election of the chair of the meeting
●	regulatory filings
●	the allowance of questions
●	the publication of minutes
●	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.               Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.               Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

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b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable.  To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.             OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.              Share Blocking

Proxy voting in certain countries requires “share blocking.”  This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary.  During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary.  In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B               Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts.  ClearBridge typically does not direct or oversee such securities lending activities.  To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income).  The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers.  Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.            DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from  ClearBridge’s  General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

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If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.          RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

●	a copy of these policies and procedures;
●	a copy of each proxy form (as voted);
●	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
●	documentation relating to the identification and resolution of conflicts of interest;
●	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
●
a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for  a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Eagle Asset Management, Inc. – Proxy Voting Policies Summary

The exercise of proxy voting rights is an important element in the successful management of clients’ investments.  Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients.  We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients’ assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities.  We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position.  We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients’ positions.

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We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority.  With respect to takeover offers, Eagle calculates a “going concern” value for every holding.  If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance.  While they are not exhaustive, they do provide a good indication of Eagle’s general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as appendix A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

I.                Directors and Auditors

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification.  As a general rule, in the absence of any apparent conflict of interest, we will support management’s selection of auditors. (App. R8)

II.               Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

A.
Confidential Voting.  We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

B.
Greenmail.  Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C.
Indemnification of Directors.  We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D.	Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board.(App N17, S24)

E.
Opt Out of Delaware.  We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F.
Increases in Common Stock.  We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

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Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

A.
Fair Price Amendments.  We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

B.	Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)

C.
Blank Check Preferred Stock.  We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D.	Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority’s rights to enforce its will. (App N5, S32)

E.
Golden Parachutes.  We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F.
Poison Pills.  We believe poison pill defenses tend to depress the value of shares.  Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G.	Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

H.
Shareholder Rights.  We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

A.	Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

B.	Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C.
Directors-Share Ownership.  While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D.
Independent Directors.  While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E.	Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital. (App N21, S25)

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F.
Employee Stock Ownership Plans (ESOPs).  We evaluate ESOPs on a case-by-case basis.  We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock.  For leveraged ESOPs, we examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders.  We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase.  We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III.             Compensation and Stock Option Plans

We review compensation plan proposals on a case-by-case basis.  We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues.  However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management.  However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value.  Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV.             Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares.  Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management’s recommendations on social issue proposals.  (App S40—S65)

Examples of proposals in this category include:
1.             Anti - Abortion.
2.             Affirmative Action.
3.             Animal Rights.
a.             Animal Testing.
b.             Animal Experimentation.
c.             Factory Farming.
4.             Chemical Releases.
5.             El Salvador.
6.             Environmental Issues.
a.             CERES Principles.
b.             Environmental Protection.
7.             Equal Opportunity.
8.             Discrimination.
9.             Government Service.
10.             Infant Formula.
11.             Israel.
12.             Military Contracts.
13.             Northern Ireland.
a.             MacBride Principles.
14.             Nuclear Power.
a.             Nuclear Waste.
b.             Nuclear Energy Business.
15.             Planned Parenthood Funding.
16.             Political Contributions.
17.             South Africa.
a.             Sullivan Principles.
18.             Space Weapons.
19.             Tobacco-Related Products.
20.             World Debt.

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VII.            Conflicts of Interest

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII.           Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

●	Copy of each proxy statement received.
●	Record of each vote cast.
●	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.
●	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.
●	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

Edinburgh Partners – Proxy Voting Policies Summary

Proxy Voting
EP aims to vote all shares where possible and where we have been given discretion by our clients.  In exercising any authority delegated to it by clients, EP follows the relevant applicable regulatory and legislative requirements both in the UK and other relevant jurisdictions.  The guiding principles in performing this service are to make proxy voting decisions which favour proposals designed to maximise a company’s shareholder value and are free from the influence of conflicts of interest.

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This policy does not apply in any instance where a client has not granted EP discretionary voting authority either because the client has retained voting discretion, granted discretion to a third party or directed EP to vote proxies in a particular manner.

Use of third parties
EP uses an independent service provider to assist it in determining EP Proxy Voting Policy and in implementing its proxy voting decisions.  The provider EP uses is ISS.  Specifically ISS assists EP in the proxy voting and corporate governance oversight process by developing and updating the ISS proxy voting guidelines and by providing research and analysis, recommendations regarding votes, delivery of proxy instructions and recordkeeping and reporting services.  EP’s decision to retain ISS is based principally on the view that the services ISS provides, subject to EP’s oversight, will generally result in proxy voting decisions which are favourable to shareholders’ interests.  EP’s portfolio managers will review the ISS recommendations and may instruct votes in a manner other than in line with those recommendations where they have good reason to believe it is in the best interests of the shareholders.  In these instances full documentation is maintained of any variation from the ISS voting recommendation and reported to the relevant clients.

Conflicts of Interest
The EP Proxy Voting Policy addresses potential conflicts of interest by its adoption of and reliance on the ISS proxy voting guidelines and the day to day implementation of those guidelines by ISS.  The procedures provide that, where a portfolio manager decides to instruct a vote in a manner other than in line with an ISS recommendation, the rationale behind his decision is fully documented and retained as well as being reported as an exception to the relevant client.

Recordkeeping
EP retains the following records in relation to its exercise of discretionary voting authority for its clients:

●	Proxy voting policies and procedures as amended from time to time
●	ISS proxy voting recommendations
●	Client requests for proxy voting information; and
●	Documentation material to the voting decision for a client proxy or that reflects the basis for that decision

Janus – Proxy Voting Guidelines

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and are intended to provide a general indication of how portfolio securities may be voted on proposals dealing with particular issues.  The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority, except as noted below.  Subject to specific provisions in a client’s account documentation related to exception voting, Janus only accepts direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the Benchmark Policy recommendations of Institutional Shareholder Services Inc. (“ISS”) (the “Proxy Voting Service”); or 3) upon request by a client as set forth in a client’s investment management agreement, the ISS Taft-Hartley voting guidelines (“Taft-Hartley Guidelines”).  Janus Capital Singapore Pte. Limited and Perkins Investment Management LLC have each adopted the Guidelines.

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Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues.  While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on a variety of proxy voting issues, including foreign issuer proxies and proposals that may not otherwise be addressed by the Guidelines.  The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.  The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues.  For example, the Proxy Voting Service may not provide such analysis and research for privately held companies.  In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

The Guidelines are not exhaustive and do not include all potential voting issues.  Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines.  In addition, Janus portfolio managers, assistant portfolio managers, and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in Securities Operations of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines.  In such instances, the portfolio manager, assistant portfolio manager or analyst will submit a written rationale to the Proxy Administrator.  The Proxy Voting Committee periodically reviews rationales provided to determine: i) whether the rationales appear reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the votes (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date.  This practice is known as “share blocking.”  In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices.  Janus will generally vote international issuer proxies using the Guidelines unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation.  Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares.  Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus may abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

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Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company.  Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1.
For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority of independent directors.

2.	After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:
●	attend less than 75% of the board and committee meetings without a valid excuse;
●	ignore or otherwise fail to support shareholder proposals as determined by the proxy voting service;
●	are not responsive to advisory votes on executive compensation matters (as determined by the proxy voting service);
●	fail to provide appropriate oversight of company’s risk management practices (as determined by the proxy voting service);
●	are non-independent directors and sit on the audit, compensation or nominating committees;
●	are non-independent directors and the board does not have an audit, compensation, or nominating committees;
●	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);
●
are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist (as determined by the Proxy Voting Service);

●	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service);
●
are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service), or adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill (as determined by the Proxy Voting Service)

●	amend the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders.

3.	Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4.	Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5.
Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6.	Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority of independent directors.

7.	If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8.	Janus will generally vote against proposals advocating classified or staggered boards of directors.

9.	Janus will generally vote with management regarding proposals to declassify a board.

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10.	Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11.
Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service);  (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position; or (4)  the auditors are being changed without explanation or are not named.

12.	Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13.	Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

14.
Equity based compensation plans are important tools in attracting and retaining desirable employees.  Janus believes these plans should be carefully applied with the intention of maximizing shareholder value.  With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis, utilizing the research of the Proxy Voting Service.

The Proxy Voting Service research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation.  The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap.  The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups.  Janus will generally vote against plans if the estimated cost is above the allowable cap and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value.

Janus will generally oppose plans that:
●	provide for re-pricing of underwater options;
●	provide for automatic replenishment (“evergreen”) or reload options;
●	create an inconsistent relationship between long term share performance and compensation increases; and/or
●	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.

Other Compensation Related Proposals

15.	Janus will generally vote in favor of proposals relating to ESPPs – so long as shares purchased through plans are priced no less than 15% below market value.

16.	Janus will generally vote in favor of proposals requiring the expensing of options.

17.	Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

18.	Janus will generally oppose proposals regarding the re-pricing of underwater options.

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19.	Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

20.	Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

21.	Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

22.	Janus will generally vote in favor of annual advisory votes on executive compensation (say-on-frequency).

23.	Janus will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless Janus determines problematic pay practices are maintained;

24.
Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder approval, unless the proposal requires shareholder approval prior to entering into employment contracts.

25.	Janus will vote on a case-by-case basis on proposals to approve or cancel golden or tin parachutes*. An acceptable parachute should include the following:
●	The parachute should be less attractive than an ongoing employment opportunity with the firm;
●	The triggering mechanism should be beyond the control of management; and
●	The amount should not exceed three times base salary plus guaranteed benefits.

26.	Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:
●	requiring executive officers and directors to hold a minimum amount of stock in the company;
●	requiring stock acquired through exercised options to be held for a certain period of time; and
●	using restricted stock grants instead of options.

Other Corporate Matters

27.	Janus will generally vote in favor of proposals relating to the issuance of dividends.

28.	Janus will evaluate proposals relating to stock splits on a case-by-case basis.*

29.	Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

30.	Janus will generally oppose proposals for different classes of stock with different voting rights.

31.	Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

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32.
Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are designed primarily as a short-term means to protect a tax benefit.

33.
Janus will evaluate proposals seeking to increase the number of shares of common or preferred stock authorized for issue on a case-by-case basis.  For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers.    For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

34.	Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

35.	Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

36.	Janus will evaluate plans of reorganization on a case-by-case basis.*

37.	Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

38.	Janus will generally vote in favor of proposals regarding changes in company name.

39.	Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

40.	Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related advisory votes on golden parachutes.*

41.
Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

42.
Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents) and against proposals restricting or prohibiting the ability to act by written consent.

43.	Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

44.	Janus will generally vote in favor of proposals to require that voting be confidential.

45.
Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign), except for proposals designed to insure that the charitable giving does not violate laws on political contributions.

46.	Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

47.	Janus will generally vote against proposals to approve “other business” when it appears as a voting item.

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48.	Janus will evaluate proposals related to proxy access on a case-by-case basis.*

Shareholder Proposals

49.
Janus is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value.  Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

50.	Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

51.
For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service.  Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

Jennison Associates LLC – Proxy Voting Policies Summary

Conflicts of interest may also arise in voting proxies.  Jennison Associates LLC (“Jennison”) has adopted a proxy voting policy to address these conflicts.

Jennison actively manages publicly traded equity securities and fixed income securities.  It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client..  Secondary consideration is permitted to be given to the public and social value of each issue.  For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time.  Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings.  However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy.  As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting.  Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines.  After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies.  Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor.  The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings.  It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor Jennison’s Guidelines.  The proxy voting vendor will cast votes in accordance with Jennison’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client’s Guidelines.

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In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., “wrap”) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies.  Proxies received in these circumstances will be voted utilizing the Jennison’s guidelines.  Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.

For securities on loan pursuant to a client’s securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.  In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.  It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy.  This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

These procedures are intended to provide Jennison with the reasonable assurance that all clients’ accounts are being treated fairly so that no one client’s account is systematically advantaged.

J.P. Morgan Investment Management, Inc. – Proxy Voting Policies Summary

Proxy Voting Guidelines. The Board of Trustees has delegated to JPMIM and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMIM’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated adviser have encountered globally, based on many years of collective investment management experience.

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To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMIM and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote.  When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, JPMorgan Asset Management’s Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from a third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

●
Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

●
Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMIM also considers the cost of voting in light of the expected benefit of the vote.  In certain instances,  it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

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●
Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management’s arguments for promoting the prospective change JPMIM’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

●
JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

●	JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

●	JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

●
JPMIM will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

●
JPMIM will vote in favor of proposals which will enhance a company’s long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

●	JPMIM will generally vote against anti-takeover devices.

●	Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

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The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

●
JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) unilaterally adopt a litigation fee-shifting by-law without shareholder approval; (f) are insiders and affiliated outsiders on boards that are not at least majority independent; or (g) are CEOs of publically-traded companies who serve on more than three public boards or serve on more than four public company boards.  In addition, votes are generally withheld for directors who serve on committees in certain cases.  For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls.

●
JPMIM considers vote proposals with respect to compensation plans on a case-by-case basis.  The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies.  Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

●
JPMIM votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

●	JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

●	JPMIM votes against proposals for a super-majority vote to approve a merger.

●
JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

●
JPMIM also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.

●
JPMIM generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMIM votes on a case by case basis.

●
JPMIM generally supports management disclosure practices for environmental issues except for those companies that have been involved in significant controversies, fines or litigation related to environmental issues.

●	JPMIM reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

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Lazard Asset Management LLC – Proxy Voting Policies Summary

A.          Introduction

Lazard Asset Management LLC and its affiliates (“Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.           Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C.           General Administration

1.           Overview

Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee currently consisting of Managing Directors, Lazard’s General Counsel and Chief Compliance Officer, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.

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2.           Role of Third Parties

To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services, including services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal  that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.  Lazard also subscribes to global proxy-relevant research provided by Glass Lewis & Co. LLC.

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3.           Voting Process

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

ProxyOps provides Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) with the shareholder meeting agenda of proposals to be voted, the Lazard Approved Guidelines, as well as both Glass Lewis’ and ISS’ independent vote recommendations and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations; in which case an alternative approach may be followed (See Section F and G below). In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, the rationale for doing so and all other relevant information is provided to the Proxy Committee for its final vote determination. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams (as described in Section G.1. below), a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote instructions.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that input from Portfolio Management with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation.

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As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will give consideration to regional/local law and best practices in applying our Proxy Voting Policy and vote instructions.

D.           Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or other unique circumstances requiring special vote considerations. These considerations are discussed in more detail in Section G, below.

1.           Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

●	non-controversial election or re-election of directors;

●	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

●	issues relating to the timing or conduct of annual meetings; and

●	name changes.

2.           Corporate Governance and Shareholder Rights Matters

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

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a.             Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.  Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective.  Lazard has Approved Guidelines to vote:

●	For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

●	For a requirement that a substantial majority e.g. 2/3 of a company’s directors be independent;

●	Case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient board independence;

●	Case-by-case basis regarding non-independent directors who serve on key committees that are not sufficiently independent;

●	For proposals that a board’s committees comprise solely of independent directors or consist of a majority of independent directors;

●	Case-by-case basis on proposals to require the separation of chairman and CEO:

●
Case-by-case basis, generally For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or if indemnification is due to negligence then directors would be liable for intentional misconduct and actions taken without good faith intention - in these cases voting is on a case-by-case basis;

●	For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

●	Case-by-case basis on all proposals relating to cumulative voting;

●
Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees;

●	Against shareholder proposals seeking to establish term limits for directors;

●	Case-by-case basis regarding proposals to establish directors’ mandatory retirement age;

●	Case-by-case basis regarding the removal of age restrictions for directors;

●	Against shareholder proposals seeking to establish minimum stock-ownership requirements for directors;

●	Case-by-case basis regarding director stock retention /holding periods; and

●	Against shareholder proposals seeking to change the size of a board or requiring two candidates for each board seat.

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b.           Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.  Consequently, Lazard has adopted Approved Guidelines to vote:

●	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

●	Case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”), and For proposals that ask management to submit any new poison pill plan to shareholder vote;

●	Against proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them;

●	Against “blank check” preferred stock; and

●	Case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c.           Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation.  Lazard has therefore adopted Approved Guidelines to vote:

●	Against proposals to adjourn U.S. meetings;

●	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

●	For proposals providing for confidential voting;

●	Against efforts to eliminate or restrict right of shareholders to act by written consent;

●	Against proposals to adopt supermajority vote requirements, or increase vote requirements; and
●	Case-by-case basis on changes to quorum requirements.

3.           Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

●	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

●	For stock splits and reverse stock splits;

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●	Case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

●	Case-by-case basis on management proposals to issue a new class of common or preferred shares;

●	For management proposals to adopt or amend dividend reinvestment plans;

●	Against changes in capital structure designed to be used in poison pill plans; and

●	Case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4.           Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive.   Lazard has Approved Guidelines to vote:

●	Case-by-case basis regarding all stock option plans;

●	Against restricted stock plans that do not define performance criteria;

●	For employee stock purchase plans;

●	Case-by-case basis for stock appreciation rights plans;

●	For deferred compensation plans;

●	Case-by-case basis regarding proposals to approve executive loans to exercise options;

●	Against proposals to re-price underwater options;

●	Case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and

●
Against proposals to limit executive compensation or to require individual executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.           Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

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6.           Environmental, Social and Corporate Governance

Proposals involving environmental, social and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

As set out in Lazard’s Environmental, Social and Corporate Governance (ESG) Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the interests of our clients. Lazard generally supports the notion that corporations should be expected to act as good citizens, but is obligated to vote on environmental, social and corporate governance proposals in a way that it believes will most increase shareholder value. Lazard’s Approved Guidelines are structured to evaluate most environmental, social and corporate governance proposals on a case-by-case basis. Lazard will generally support proposals asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report), and will vote For the approval of anti-discrimination policies and socially responsible agenda.

E.           Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will decide if it is in the best interest of its clients not to vote the proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the investment strategy, a decision to refrain from voting proxies of certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)

F.           Conflicts of Interest

1.           Overview

Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

●
Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker- dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

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●	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

●	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

●	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.           General Policy and Consequences of Violations

All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal / Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.           Monitoring for Conflicts and Voting When a Material Conflict Exists

ProxyOps monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.

a.           Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If there is no material conflict, the proxy will be voted as outlined in this Policy. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

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In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b.           Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist. If a conflict exists, and Lazard policy is to vote on a case-by-case basis, then ProxyOps will vote in accordance with the concurring recommendations of the two independent proxy advisory services, the ISS Proxy Advisor Service and the Glass Lewis recommendation. If these services’ recommendations are contrary to each other, ProxyOps will obtain the recommendation from a third independent source that provides voting advisory services, the ISS Taft-Hartley Proxy Voter Service, and will defer to the majority recommendation. If a recommendation from this approved third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor service.

G.           Other Matters

1.           Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.

Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the portfolio management teams to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.

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2.           Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.

H.           Review of Policy

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

Loomis Sayles – Proxy Voting Policies Summary

1. GENERAL

A.           Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties, SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and Staff Legal Bulletin No. 20 (June 30, 2014). In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 08-2, 29 C.F.R. 2509.08-2 (October 17, 2008).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.           General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.
Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

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2.
Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.
Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.
Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, the Proxy Voting Service has not received a ballot for a client’s account or under other circumstances beyond Loomis Sayles’ control.

5.
Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.
Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Proxy Voting Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.
Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles representatives.

8.
Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

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C.           Proxy Committee.

1.
Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.           Duties. The specific responsibilities of the Proxy Committee include,

a.	to develop, authorize, implement and update these Proxy Voting Procedures, including:
(i)	annual review of these Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,
(ii)	annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and
(iii)	annual review of the proxy voting process and any general issues that relate to proxy voting;

b.	to oversee the proxy voting process, including:
(i)	overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii)	directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii)	consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv)	periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	to engage and oversee third-party vendors, such as Proxy Voting Services, including:
(i)	determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
(a)	the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and
(b)
the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii)	providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,
(iii)	receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and

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(iv)
in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.           Standards.

a.
When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.
When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.
Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Proxy Voting Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal (e.g., he or she is a portfolio manager for an account of the issuer).

D.           Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions.  However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.           Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

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Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares (for certain foreign issuers): Vote for proposals by boards of non- US issuers where: (1) the board’s authority to issue shares with preemptive rights is limited to no more than 66% of the issuer’s issued ordinary share capital; or (2) the board’s authority to issue shares without preemptive rights is limited to no more than 5% of the issuer’s issued ordinary share capital, to the extent such limits continue to be consistent with the guidelines issued by the Association of British Insurers and other UK investor bodies; and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement.

Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:

A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

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Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A.
Vote for proposals involving routine matters such as election of directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.
Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings.

Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.
C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by- case basis all other proposals.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominees of non-U.S.-domiciled companies that sit on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees that oversee less than 60 mutual fund portfolios. Vote against nominees that oversee more than 60 mutual fund portfolios and have differing investment strategies. Review nominees on a case-by-case basis if the number of mutual fund portfolios over which a nominee has oversight is 60 or greater and the portfolios have a similar investment strategy.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

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Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:
A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.
Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.	Generally vote for proposals to ratify auditors.
B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the audit committee.

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C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

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Director and Officer Indemnification and Liability Protection:

A.
Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B.
Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.
B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

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Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.
B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
C.
Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.	Vote for proposals that request expensing of stock options.

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

 5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Votes for UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors:  long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

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Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Greenmail:
A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:
A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

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C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.
Review on a case-by-case basis (i) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning tender offer defenses should be evaluated on a case-by-case basis.

Manning Napier Proxy Voting Policies Summary

I.           Policy

BACKGROUND

Proxy policy has had a lengthy history in the investment world. The Department of Labor’s (“DOL”) active voice in proxy policy began in 1998 with the Avon letter followed by the Proxy Project Report in 1989. Each notice by the DOL further defined and clarified the importance of exercising proxy votes in an active and diligent manner. Unless the plan documents explicitly reserve voting authority to the trustee, the investment manager has the authority – and the obligation – to vote as a fiduciary.

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The Monks letter, issued by the DOL in January 1990, stated that the investment manager has a fiduciary obligation to match proxies received with holdings on a record date and to take reasonable steps to ensure that the proxies for which it is responsible are received. It further states that the named fiduciary who appointed the investment manager must periodically monitor the activities of the investment manager, which includes the monitoring of proxy procedures and proxy voting.

In 1994, the DOL issued Interpretive Bulletin #94-2, (the “Bulletin”), which summarizes the Department’s previous statements on the duties of ERISA fiduciaries to vote proxies relating to shares of corporate stock, and describes the Department’s view of the legal standards imposed by ERISA on the use of written statements of investment policy, including proxy voting. The Bulletin “reaffirms its longstanding position that plan officials are responsible for voting proxies, unless that responsibility has been delegated to an investment manager. In that case, plan officials should monitor the manager’s activities.”

The Bulletin concludes, “where the authority to manage plan assets has been delegated to an investment manager, the general rule is that the investment manager has the sole authority to vote proxies relating to such plan assets. If the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility would lie with the trustee or with the named fiduciary who has reserved to itself (or another authorized fiduciary) the right to direct the plan trustee regarding the voting of proxies.” The Bulletin notes that a reservation could be limited to the voting of only those proxies relating to specified assets or issues.

In 2003, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940 to require registered investment advisors and registered mutual fund companies to provide disclosure on voting proxies. The amendments require notification to clients of the method to obtain proxy records and policy. The advisor is required to disclose voting records and make available policies and procedures reasonably designed to ensure that the advisor votes proxies in the best interests of their clients.

PROXY POLICY

In accordance with the guidelines of the DOL and the SEC, it is Manning & Napier’s policy regarding proxies to:

1.	Discharge our duties prudently, in the interest of plans, plan fiduciaries, plan participants, beneficiaries, clients and shareholders (together “clients”).

2.	Act prudently in voting of proxies by considering those factors, which would affect the value of client assets.

3.	Maintain accurate records as to voting of such proxies that will enable clients to periodically review voting procedures employed and actions taken in individual situations.

4.	Provide, upon request, a report of proxy activity for clients reflecting the activity of the portfolio requested.

5.	By following our procedures for reconciling proxies, take reasonable steps under the particular circumstances to ensure that proxies for which we are responsible are received by us.

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6.	Make available, upon request, this policy to all plan fiduciaries, client, and shareholders.

7.	Comply with all current and future applicable laws, rules, and regulation governing proxy voting.

II.           Procedures

INTRODUCTION

“Proxy Season” is generally defined as February to June (although there are meetings held throughout the year, this is the peak period). During this time, Manning & Napier receives thousands of proxies and annual statements for processing. The purpose of this section of the booklet is to explain our process in accordance with SEC and DOL requirements. This booklet can be retained to satisfy the DOL requirement that fiduciaries monitor the voting procedures of the investment manager.

ARRIVAL OF THE PROXIES

The majority of proxy ballots are received electronically through a centralized system used by many custodians. This electronic link allows for daily notification, monitoring, efficient voting and record keeping of the Firm’s proxy voting activity.
However, some proxies are still received in paper form and are mailed to the Firm. When proxies are received from the Post Office, they are delivered to the Firm and provided to our Proxy Department.

FILE ORGANIZATION AND VOTING DIRECTION

A.           Procedures for the Disciplined Value Portfolio, securities selected utilizing the Disciplined Valued screens, and Manning & Napier Fund, Inc. Disciplined Value Series.

When the proxies arrive, the Corporate Actions & Proxy Processor logs the proxy into our centralized proxy management software, creates a file containing proxy materials, inserts an analyst checklist, and adds any proxy materials received. For each proxy, the Corporate Actions
& Proxy Processor will then determine whether the security that is the subject of the proxy is held by the Disciplined Value Series and one or more other series with the Manning & Napier Fund, Inc. (the “Fund”).

With respect to a security held by the Disciplined Value Series and one or more other series of the Fund, or a proxy solicited by the Disciplined Value Series, such proxies will be voted in accordance with Manning & Napier’s Proxy Guidelines and the procedures described under sub- section B below. All other proxies for the Disciplined Value Series and all proxies for  the Disciplined Value Portfolio, and securities selected utilizing the Manning Disciplined Value screens, will be voted under Glass Lewis & Co.’s standard proxy voting guidelines, an independent company that specializes in providing a variety of proxy-related services.

In light of the foregoing, Manning & Napier has reviewed and determined that Glass Lewis & Co.’s proxy policy guidelines are consistent with Manning & Napier’s Proxy Policy and its fiduciary duty with respect to its clients. Manning & Napier will review any material amendments to Glass Lewis
& Co.’s Proxy Procedures to determine whether such procedures continue to be consistent with Manning & Napier’s Proxy Policy and its fiduciary duty with respect to its clients. A summary of Glass Lewis & Co.’s Proxy Procedures is attached as an addendum to this policy.

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B.           Procedures for All Other Investment Companies and Clients

When the proxy arrives, the Proxy Administrator sends an electronic file to the Research Administrative Assistant, who sets up a file with the Glass Lewis Report, Proxy Edge voting form, and the proxy voting information sheet which includes the analyst sign-off. Glass Lewis voting advice is strictly for informational purposes only. It is the ultimate responsibility of the investment analyst to decide how each issue is voted. The vote is then entered on Proxy Edge, and the Research Administrative Assistant puts in the votes, based on M&N’s internal guidelines, as well as taking into consideration Glass Lewis voting advice. They then generate a report which shows how we recommend voting on each issue. They then forward the entire folder to the analyst to get approval on how the issues are voted. The analyst reads Glass Lewis recommendations and explanations, as well as takes into account Manning & Napier’s general recommendations on how to vote the stocks. The analyst then signs the report if he/she agrees with everything, or makes changes, based on how he/she wishes the issues to be voted, along with an explanation. The analyst also must sign the attestation sheet in the folder, attesting that there are no conflicts of interest. The folder is then returned to the Research Administrative Assistant, who ensures everything has been handled correctly. The Research Administrative Assistant then scans the documentation from the folder and sends it electronically to the Corporate Actions e-mail address.

The Research Administrative Assistant will check to ensure both the proxy voting report and the conflict of interest sheet have been signed before returning the folder to the Proxy Administrator. If voting contrary to the general recommendations of Manning & Napier’s Proxy Guidelines on any issue, the analyst must document why this vote is in the economic best interests of shareholders. Also, the rationale for votes on issues for which these guidelines do not make general recommendations must be documented. If there is a conflict of interest indicated on the proxy information sheet, the Research Administrative Assistant will scan and e-mail to Compliance the proxy folder documentation and the Proxy Policy Committee will vote the proxy and then return the information to the Research Administrative Assistant who will send the electronic copy back to the Corporate Actions & Proxy Administrator.

These votes and rationales are later reported upon request to fiduciaries, clients and shareholders in the Proxy Voting Report. The Corporate Actions & Proxy Processor is responsible for maintaining the proxy files by security, by year and provides safekeeping of the documents. Vote decisions are kept in the folders as well as the proxy database. In the event of an error in voting, the Manager of Research Administration will complete the error write-up and notify the CCO.

With respect to proxies solicited by a Series of the Manning & Napier Fund, Inc. held by separate account clients of Manning & Napier that have delegated proxy voting responsibility to Manning & Napier pursuant to the terms of their investment advisory agreements with Manning & Napier, the Proxy Policy Committee will determine if any material conflicts of interest, as described in “Conflicts of Interest” below, arise with respect to Manning & Napier voting the proxy. If the Proxy Policy Committee determines that a material conflict of interest arises with respect to Manning & Napier voting the proxy, Manning & Napier will delegate to Glass Lewis & Co. responsibility for voting the proxy in accordance with Glass Lewis & Co.’s proxy voting policies and procedures. If the Proxy Policy Committee determines that no material conflicts of interest arise with respect to Manning & Napier voting the proxy, the Proxy Policy Committee determines how to vote the proxy and documents its rationale for making the conflict of interest and voting determinations.

With respect to proxies solicited by a Series of the Manning & Napier Fund, Inc. held by another Series of the Manning & Napier Fund, Inc., Manning & Napier will vote such proxies in the same proportion as the vote of all other shareholders of the soliciting Series (i.e., “echo vote”), unless otherwise required by law.

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When required by law or SEC exemptive order (if applicable), Manning & Napier will also “echo vote” proxies of an unaffiliated mutual fund or exchange traded fund (“ETF”). When not required to “echo vote,” Manning & Napier will delegate to Glass Lewis & Co. responsibility for voting proxies of an unaffiliated mutual fund or ETF in accordance with Glass Lewis & Co.’s proxy voting policies and procedures, subject to any custom policies of Manning & Napier set forth herein.

If the Firm and/or its affiliates own greater than a 25% position in an iShares Exchange Traded Fund, we will vote the shares in the same proportion as the vote of all other holders of shares of such iShares fund.

CORPORATE ACTIONS

The monitoring of corporate actions is done by the Corporate Actions & Proxy Processor in the Operations Department.

The firm subscribes to CCH Incorporated (Capital Changes Incorporated), an online Corporate Actions monitoring company. With this subscription, the Firm is able to check daily corporate actions for clients’ holdings and retrieve historical data as well. The Corporate Actions Coordinator is also in contact with the Mutual fund Accounting Department and the sub-transfer agent for the Fund as they all share/verify information regarding corporate actions. Voluntary corporate actions are verified through Bloomberg and with the custodian. Verification of mandatory corporate actions is done monthly through our Reconciling Department.

CONFLICTS OF INTEREST

There are potential conflicts of interest that may arise in connection with the Firm or the Analyst responsible for voting a company’s proxy. Examples of potential conflicts may  include the following: (1) the voting Analyst is aware that a client of the advisor or its affiliates is a public company whose shares are held in client portfolios; (2) the voting Analyst (or a member of their immediate family) of the advisor or its affiliates also has a personal interest in the outcome of a matter before shareholders of a particular security that they cover as an Analyst; (3) an employee (or a member of their immediate family) of the advisor or its affiliates is a Director or Officer of such security; (4) an employee (or a member of their immediate family) is a Director candidate on the proxy; or (5) the voting Analyst (or a member of their immediate family), the advisor or its affiliates have a business relationship with a participant in a proxy contest, corporate director or director candidates.

In recognizing the above potential conflicts, the following controls have been put in place: (1) a written confirmation provided in the proxy folder that no conflict of interest exists with respect to each proxy vote to be completed by the Analyst. If an Analyst indicates an affirmative response to any of the above conflicts identified such Analyst shall be immediately removed from the responsibility of voting such proxy; and (2) a Proxy Policy committee has been created to resolve any apparent or potential conflicts of interest. The Proxy Policy Committee may utilize the following to assist in seeking resolution (including, without limitation, those instances when the Advisor potentially has an institutional conflict): (1) voting in accordance with the guidance of an independent consultant or outside counsel; (2) designation of a senior employee of committee member to vote that has neither a relationship with the company nor knowledge of any relationship between the advisor or its affiliates with such company; (3) voting in proportion to other shareholders of the issuer; (4) voting in other ways that are consistent with the advisor and its affiliates obligation to vote in clients’ collective best interest.

The Proxy Policy Conflicts Committee is responsible  for developing procedures to identify material conflicts of interest with respect to the activities of Manning & Napier and Glass Lewis & Co.

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PROXY RECONCILIATION

Manning & Napier has a customized computer program designed to produce a proxy reconciliation report which prints in detail all of the information necessary to match the proxies of a ballot to the holdings on the record date. After both electronic and paper ballots have been matched to the holdings on the record date, voted pursuant to the procedures and returned to the company, a review of the proxy report will show any proxies not received. In the event a proxy is not received, an email is sent to the custodian requesting a control number so that the votes can be entered manually online.

In the event a proxy ballot is received by Manning & Napier for a security which we do not have investment discretion or proxy authority, a best effort will be made to redirect the proxy to the record owner.

OUTSIDE VENDOR

Manning & Napier Advisors, LLC has an established proxy policy with detailed procedures and guidelines. Manning & Napier’s policy is to monitor and vote proxies in the best interest of our clients and in compliance with applicable laws, rules and regulations. The Firm may outsource its proxy voting, including when the Firm has identified a conflict of interest, for certain products.

INQUIRIES

If you have any questions regarding our proxy voting procedures or if you would like to obtain a copy of our voting record for your holdings, please direct your written request to your Account Representative.

III.           Guidelines

ANALYSTS’ GUIDELINES

The analysis of individual stock proxy issues is a component of equity research, and thus Manning & Napier has a fiduciary responsibility to vote proxies according to the economic best interests of our clients. The research analyst who recommended the stock or who is responsible for following stocks in a particular industry reviews voting direction on an individual basis. The analyst considers the specific investment strategy used to buy the stock, in conjunction with the guidelines outlined below. It is expected that the analyst will discharge his/her proxy duties prudently, solely in the best interest of our clients, and for the exclusive purpose of providing benefits to those clients.

The following serves as a guide to aid the analysts in voting proxies. This list is not exhaustive, and is subject to revision as new issues arise. Ultimately, it is up to the analyst to decide what is best in each individual situation, considering what best serves shareholders’ interests. The underlying principle is to protect the value of the security. Value is affected by proxy issues such as voting rights, limits on ownership, accountability of management and directors, etc. A secondary principle is that it is not up to us as fiduciaries to make a social stand on issues, unless they clearly affect the rights of shareholders and the value of the security.

CORPORATE GOVERNANCE/OTHER LOBBYIST COMMUNICATIONS

Periodically, the analysts may receive calls from lobbyists or solicitors trying to persuade us to vote a certain way on a proxy issue, or from other large stockholders trying to persuade us to join our vote with theirs to exercise control of the company. We will take their opinions into consideration, but our policy is simply to vote in accordance with what we feel is in the best interest of our clients and shareholders and which maximizes the value of their investment.

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STANDARD DOMESTIC ISSUES

Election of Directors: Generally, if not contested, we will vote FOR the nominated directors. For each director, care must be taken to determine from the proxy statement each director’s: attendance at meetings, investment in the company, status inside and outside company, governance profile, compensation, independence from management, and related/relevant parameters. If the director’s actions are questionable on any of these items, the analyst may WITHHOLD election for the director.

In a contested race, voting decisions should be based on the track record of both slates of candidates, an analysis of what each side is offering to shareholders, and a determination of the likelihood of each slate to fulfill promises. Candidate backgrounds and qualifications should be considered, along with benefit to shareholders of diversity on the board. If the proposed election of directors would change the number of directors, the change should not diminish the overall quality and independence of the board.

Because of the complexity and specific circumstances of issues concerning a contested race, these issues should be decided on a case-by-case basis.

Appointment of Auditors: A change of auditors that compromises the integrity of the independent audit process or a change of auditors due to the auditors’ refusal to approve a company’s financial statement should be voted AGAINST.

NON-STANDARD DOMESTIC ISSUES

Director/Management Accountability:
As overseers of management for the shareholders, directors should be held accountable to shareholders. We therefore recommend a vote AGAINST any proposal which would limit director liability. Examples would include proposals to limit director liability or independence, or to unreasonably indemnify directors.

While it may be inevitable, especially in smaller companies, that the positions of Chairperson and Chief Executive Officer be combined in some cases, it generally increases management accountability to shareholders if the CEO is accountable to an independent Chairman. Therefore, we recommend a vote FOR proposals requiring that different persons serve as the Chairperson and Chief Executive Officer.

Similarly, where practical, any nominating, compensation, or audit committees should be independent of management. The purpose of these Committees is the implementation of Board oversight of management, and this purpose is best served if the majority of directors on such committees are independent directors. Therefore, we recommend a vote FOR requirements that these committees have a majority of independent directors.

Compensation Issues:
Stock Incentive Plans usually permit a compensation committee to issue stock options to “key” personnel. These plans usually specify the maximum number of shares to be issued but do not specify under what conditions they would be issued. This is not necessarily a problem, as we wish to leave most compensation issues to management (unless someone is grossly overpaid), and we want management and employees in general to own stock so that their interests will be more in line with shareholders. Consequently, we have to examine the incentive plan carefully to see if it is overly generous. If the shares proposed to be issued to management total 50% of the outstanding shares, then the value of our clients’ holdings have probably fallen 50%.

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When deciding whether or not to vote for these plans, we consider whether there will be too much dilution. Increasing the number of shares outstanding by 5% each year for 10 years is clearly too much dilution. Second, we consider the market value at current prices and with a slight change in market value. If management has been doing a poor job, should an additional $100 million in compensation be paid if the stock goes up by 10%? Not likely. Finally, we are suspicious of any plan that entitles management to buy stock below market value. They will be compensated for doing nothing at all for shareholders. Any vote cast regarding Stock Incentive Plans should be determined on a case-by-case basis and must be justifiable by the analyst casting the vote.

This analysis should also apply to other forms of Executive Compensation plans. Any such programs should provide challenging performance objectives and serve to motivate executives, and should not be excessively generous or provide incentives without clear goals. With these considerations in mind, any vote on Executive Compensation should be determined on a case-by-case basis. As a general rule, we recommend votes FOR proposals to link compensation to specific performance criteria and FOR proposals that increase the disclosure of management compensation, while we recommend votes AGAINST “golden parachutes”, and similar proposals, unless the award protects the shareholders by only being granted when the shareholders have benefited along with the executives receiving the award. With regards to SERP’s, or Supplemental Executive Retirement Plans, we would generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plan’s agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plan. SERPs may be viewed as discriminatory. Participating executives, who are selected by the company, may get better benefit formulas that provided under the employee-wide plan. Therefore, all other issues in relation to SERPs should be voted on a case-by-case basis.

In general, we would vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. We would vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. We would also vote AGAINST shareholder proposals requiring director fees be paid in stock only.

We would vote FOR shareholder proposals to put option re-pricings to a shareholder vote. In addition, we would vote FOR shareholders proposals seeking disclosure of the board’s or compensation committee’s use of compensation consultants, such as the company name, business relationships and fees paid.

We would vote on a case-by-case basis on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s compensation plan for senior executives. The vote for such issues would be based on what aspects of the company’s current annual and long-term equity incentive programs are performance driven. Finally, we would vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account the company’s performance, pay levels versus peers’ compensation, pay level versus industry-typical compensation, and long-term corporate outlook.

Outside director incentives work best when they are closely aligned with the interest of the shareholders (e.g., compensation in the form of reasonable stock grants) and are not at the discretion of management (e.g., revocable benefits). Based on these principles, votes on most outside director compensation issues should be made on a case-by case basis.

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Terms of Directors:
In order to hold directors accountable, they should be subject to frequent reelection – ideally, on an annual basis. Therefore, we recommend a vote AGAINST any proposal to extend the terms of directors and a vote FOR any proposal to shorten the term of directors in office. This is not to be construed as a limit on terms that can be served, but merely a preference to make directors stand for election regularly.

Staggered Boards:
A staggered board is one in which directors are divided into three (sometimes more) classes, with each serving three-year (sometimes more) terms, with each class re-election occurring in a different year. A non-staggered Board serves a one-year term and Directors stand for re-election each year.

Proposals to adopt a staggered board amendment to the charter or bylaws usually are accompanied by provisions designed to protect  the staggered board. Such provisions may include: supermajority voting requirements if shareholders wish to increase the number of directors; provisions allowing shareholders to remove directors only for cause; provisions stipulating that any board vacancies occurring between elections be filler only by a vote of the remaining board members, not the shareholders; and lock-in provisions requiring a supermajority shareholder vote to alter the amendment itself. All of these provisions reduce director accountability and undermine the principle that directors should be up for  re-election on a frequent basis. We, therefore, recommend a vote AGAINST such proposals.

Majority Vote in Director Elections:
We would generally vote FOR binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies should also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Cumulative Voting:
Cumulative voting permits proportional representation on the board of directors. Without it, a group with a simple majority could elect all directors. However, there are issues that arise depending on whether the board is staggered or non-staggered.

On a non-staggered board, cumulative voting exposes management to the disciplinary effects of the market for corporate control, which, in turn, encourages management to maximize share value. On a staggered board, cumulative voting can act as an anti-takeover defense and, and as a result, could diminish the positive impact on management efficiency of the market for corporate control.

Due to the complexity of this issue, any vote cast regarding cumulative voting should be determined on a case-by-case basis after careful consideration by the analyst responsible for that security. The basic principle of protecting property value of the security should be the determining criteria.

Supermajority Voting Provisions:
Many proxy proposals require only a majority vote from shareholders in order to be ratified. Supermajority provisions are those that require more than a majority, usually 67% to 80% of the outstanding shares. These proposals generally provide that such a supermajority  provision cannot be changed without the vote of the same percentage of shares outstanding. These provisions are usually intended to prevent any takeover of the company and to insulate insiders from shareholder pressure. We recommend a vote AGAINST such a proposal. Exceptions would be in cases where there is an economic benefit to protecting the interests of minority shareholders.

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Multiple Classes of Stocks:
Multiple classes of stock, which would give more voting rights to one class of shareholders at the expense of another, would clearly affect the rights of all shareholders. We recommend a vote AGAINST any proposal which divides common equity into more than one class of stock or which limits the voting rights of certain shareholders of a single class of stock. The exception would only occur if a subsidiary of a company issued its own class of common stock, such as General Motor’s class E (for EDS) and H (for Hughes) stock.

Similarly, we recommend a vote AGAINST any proposal to give the board of director’s broad powers with respect to establishing new classes of stock and determining voting, dividend, and other rights without shareholder review. An example would be requests to authorize “blank check” preferred stock.

Poison Pills:
Stock Purchase Rights Plans (“Poison Pills”) generally take the form of rights or warrants issued to shareholders that are triggered by an outside acquiring a predetermined quantity of stock in the corporation. When triggered, Poison Pills give shareholders the ability to purchase shares from or sell shares back to the company or, in the case of a hostile acquisition, to the potential acquirer at a price far out of line with their fair market value. The triggering event can either transfer a huge amount of wealth out of the Target Company or dilute the equity holdings of the potential acquirer’s pre-existing shareholders. In both cases, the Poison Pill has the potential to act as a doomsday machine in the event of an unwanted control contest, providing a target’s board with veto power (all it has to go is refuse to redeem the pill) over takeover bids, even if they are in the best interest of target shareholders.

Rights plans are promoted by management as a method of ensuring that a firm’s potential acquirers do not give a two-tiered offer for a firm. This would have the effect of forcing a shareholder to tender his shares against his will. Although there may be some truth to this argument, the bottom line is that they permit some shareholders to obtain stock at a discount while preventing others from doing so. They can discourage outsiders from taking a position in the firm, because a certain level of ownership would result in lost property rights. Insiders want to protect their position and reduce the influence of outsiders. This type of proposal reduces director and management accountability to shareholders, and consequently we recommend a vote AGAINST such proposals. Exceptions can be made in cases  where takeover attempts are detrimental to the long-term economic best interests of the shareholders and/or if the poison pill may raise the takeover premium received by existing shareholders.

Special Meetings of Shareholders:
Any proposal which would limit or restrict the ability of shareholders to call a special meeting would limit their ability to exercise their rights as a shareholder. Since these proposals are contrary to shareholder interests, we recommend a vote AGAINST any proposal that would place such limits.

Shareholder recovery of proxy contest costs:
Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. Shareholders who initiate proxy contests against fund boards sometimes seek to have their expenses from the solicitation reimbursed by the fund. Generally, while the dissident in this situation has initiated certain proposals for the benefit of fund shareholders, they have done so at their own risk.

Confidential Voting:
Confidential voting is the best way to guarantee an independent vote. Shareholders must be able to vote all proxies on the merits of each proposal. Open voting alters the concept of free choice in corporate elections and proxy proposal by providing management the opportunity to influence the vote outcome – they can see who has voted for or against proposals before the final vote is taken and therefore management can pressure institutional shareholders, suppliers, customers, and other shareholders with which it maintains a business relationship. This process, which would give management the opportunity to coerce votes from its shareholders, destroys the concept of management accountability. Therefore, we recommend a vote FOR confidential voting.

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Greenmail:
Targeted share repurchases by management (Greenmail) of company stock from an individual or select group seeking control of the company is overly abusive to shareholders’ interests and often disruptive to management. Since only the hostile party receives payment, the practice is discriminatory to all other shareholders of the company. With Greenmail, management transfers significant sums of corporate cash (not their own) to one entity for the sole purpose of saving their positions – cash that could be put to use for reinvestment in the company, payment of dividends, or to fund a public share repurchase with shareholders participating on an equal basis.

By raising the specter of a change in control (whether he intended to follow through on it or not), the Greenmailer receives payment (usually at a substantial premium over the market value of his shares). Management is once again safe and sound (until the next Greenmailer appears), and the shareholders are left with an asset-depleted, often less competitive company. Unless there is a legitimate benefit to shareholders in general, or our clients in particular, such as staving off an economically harmful acquisition, we recommend a vote AGAINST Greenmail proposals.

Anti-Greenmail Proposals:
Shareholder interests are best protected if they can vote on specific issues based on the individual merits of each, rather than make sweeping generalizations about certain types of proposals. Therefore, we recommend a vote AGAINST broad charters and bylaw amendments such as anti-greenmail proposals.

Increased Authorized Common Stock:
Requests to authorize increases in common stock can be expected from time-to-time, and when handled in a disciplined manner such requests can be for beneficial purposes such as stock splits, cost-effective means of raising capital, or reasonable incentive programs. However, increases in common stock can easily become dilutive, so by no means are they always in the best interest of shareholders. Purpose and scale are the determining factors with respect to increases in common stock, and based on these factors proposals to increase authorized common stock should be decided on a case-by-case basis.

Reincorporation:
Reincorporation may be supported where satisfactory business reasons are specified and there is no overall and significant detrimental impact. Because of the issues involved, such determinations should be made on a case-by-case basis.

Insider Trading:
We encourage companies to establish strict zero tolerance policies with respect to illegal insider trading activity, and therefore would recommend a vote FOR proposals of such policies.

Approving Other Business:
Management may, on occasion, seek broad authorization to approve business resolution without shareholder consent. Management typically already has the authority needed to make routine business decisions, so shareholders should avoid granting blanket authority to management, which may reduce management accountability and/or shareholders rights. These proposals should be made on a case-by-case basis.

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High-Performance Workplaces:
Pursuant to a 1994 Department of Labor report entitled “Road to High-Performance Workplaces,” some corporations may propose policies with respect to aspects of high-performance workplaces, such as employee training, empowerment, or incentive programs. To the extent that such proposals can be seen to contribute to a company’s productivity and long- term financial performance we recommend a vote FOR high-performance workplace proposals.

Corporate Responsibility:
Increasingly, issues of Corporate Responsibility are appearing on proxy ballots. Investors must recognize that such issues are often more than just social questions – the immediate cost of implementing a new program must be weighed against the longer-term costs of pursuing abusive or unsound policies. It must be remembered that the shareholder activism on the rise, companies that do not make an effort to be responsible corporate citizens may find their stocks out of favor. Also, there may be legal or regulatory costs to irresponsible practices, which represent undefined liabilities. Therefore, where the financial impact of the proposal is positive to neutral, we recommend a vote FOR proposals which lower the potential for boycotts, lawsuits, or regulatory penalties. Examples may include:

●             Resolution to establish shareholder advisory committees
●             Corporate conduct and human rights policies
●             Adoption of the “MacBride Principles” of equal employment
●             Adoption of “CERES Principles” of environmental responsibility
●             Legal and regulatory compliance policies
●             Supplier standards
●             Fair lending

Each of the above will have a specific set of circumstances in which the financial impact of adoption the resolution must be evaluated, and the analyst should vote according to the long- terms economic interests of shareholders.

FOREIGN SECURITIES

The Advisor will make best efforts to obtain and vote foreign proxies, as long as the cost of doing so does not outweigh the benefit of voting. For example, the Advisor most likely will not travel to foreign countries to vote proxies. While the international proxies generally follow the same guidelines listed above, there are several issues which are not normally a part of the domestic proxies and as such are addressed separately below.

STANDARD INTERNATIONAL ISSUES

Receiving Financials:

We recommend voting FOR such routine, non-controversial items. Most companies around the world submit their financials to shareholders for approval, and this is one of the first items on most agendas. When evaluating a company’s financial statements, unless there are major concerns about the accuracy of the financial statements, we would vote FOR this item.

Accepting the acts or performance of the managing board or supervisory board:

We recommend voting FOR such items. The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a vote of confidence in the company’s management and policies. It does not necessarily eliminate the possibility of future shareholder action, but it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

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Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders’ plans to take legal action.

NON-STANDARD INTERNATIONAL ISSUES

Capital Increase per the following:

1. with rights, 2. without rights, 3. bonds with rights, or 4. bond without rights. In the majority of cases, we would vote FOR capital increases. There may be cases where the analyst deems the capital increase inappropriate and would then vote AGAINST such an item.

Companies can have one of two types of capital systems. The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this pre-approved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. When looking at such issues, we need to review the following: the history of issuance requests; the size of the request; and the purpose of the issuance associated with the increase in authorization.

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. If a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Unissued shares lapse after the fixed time period expires. This type of authority would be used to carry out general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, we need to look at the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the total potential dilution amount from all capital should be considered.

French Law requires that French companies ask for poison pills:

As covered under the Domestic Non-Standard Poison Pill, we vote AGAINST poison pills. French anti-takeover mechanisms include staggered boards, super-voting shares, poison pills, and special shares. The most common anti-takeover maneuvers are voting rights restrictions and shares with double voting rights. In the case of recently privatized companies, the government may hold a golden share that entitles it to override certain key decisions.

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Some companies propose to authorize the board to issue stock in the event of a takeover bid. Such an issuance is not designed to increase capital beyond the amount authorized by other resolutions, but is merely an alternative use for pools of capital already approved but unused. We oppose anti-takeover mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

Some companies use restricted voting rights to protect themselves from takeovers. Companies can also implement time-phased double voting rights (usually granted after two to four years). This requires amending the articles and thus is subject to shareholder approval. Another popular defensive tool is a pact that gives a small group of shareholders preemptive rights over one another’s shares. The Advisor supports the harmonization of share classes and opposes mechanisms that skew voting rights.

An anti-takeover device of concern to shareholders is the government’s ability to hold a golden share in newly privatized companies. Under the terms of most golden shares, the government reserves the right to appoint two non-voting representatives to the board and also has the right to oppose any sale of assets if it is determined to adversely affect national interest. This practice has become more controversial in the recent past since the European Commission determined that the use of golden shares may infringe on the free movement of capital and may only be used under certain circumstances.

Mondrian – Proxy Voting Policies Summary

February 2015

Introduction
Mondrian Investment Partners Limited (“Mondrian”) is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). Mondrian provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between Mondrian and its client or as a result of some other type of specific delegation by the client, Mondrian is often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask Mondrian to give voting advice on certain proxies without delegating full responsibility to Mondrian to vote proxies on behalf of the client. Mondrian has developed the following Proxy Voting Policies and Procedures (the “Procedures”) in order to ensure that it votes proxies or gives proxy voting advice that is in the best interests of its clients.

Proxy Voting Committee
To help make sure that Mondrian votes client proxies in accordance with the Procedures and in the best interests of clients, it has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the proxy voting process. The Committee consists of the following Mondrian personnel (i) two investment staff; (ii) Chief Operating Officer; and (iii) Chief Compliance Officer. The Committee will meet as necessary to help Mondrian fulfill its duties to vote proxies for clients.

Procedures for Determining the Proxy Voting Policy
One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by Mondrian. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, Mondrian will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

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In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”).

As part of the annual approval process, the Committee will review the ISS proxy voting guidelines (the “Guidelines”) details of which are published on their website (http://www.issgovernance.com/policy-gateway/2015-policy-information/).  If the Guidelines remain consistent with Mondrian’s expectations for good corporate governance in the companies it invests in, Mondrian will adopt the Guidelines as the basis for its own proxy voting policy.

Accordingly, Mondrian has fully adopted the Guidelines as Mondrian’s own proxy voting policy again in 2015.

Procedure for Voting Proxies
Both ISS and the client’s custodian monitor corporate events for Mondrian. Mondrian gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On a regular basis, Mondrian will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of Mondrian clients. If needed, the Committee has access to these records.

Mondrian’s investment analysts review all individual proxy voting motions.  They will take into consideration the relevant facts and circumstances, the ISS recommendation and the ISS research to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client.  As Mondrian has adopted the Guidelines, in the vast majority of cases Mondrian will follow the ISS recommendation.

However, there may be times when Mondrian believes that the best interests of the client will be better served if it votes a proxy counter to the ISS recommended vote on that proxy and, where that situation arises, the matter will be referred to the Committee.

The Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties (e.g. the Chief Investment Officer of the relevant product who, as long as there is no conflict of interest, will both know the company well and have aligned interests with their clients), the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with Mondrian’s Procedures and in the best interests of the client.

Mondrian will attempt to vote every proxy which they or their agents receive when a client has given it the authority and direction to vote such proxies. However, there are situations in which Mondrian may not be able to process a proxy. For example, Mondrian may not have sufficient time to process a vote because it or its agents received a proxy statement in an untimely manner. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where Mondrian is unable to vote a proxy.

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Company Management Recommendations
When determining whether to invest in a particular company, one of the factors Mondrian may consider is the quality and depth of the company’s management. As a result, Mondrian believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, Mondrian’s votes are cast in accordance with the recommendations of the company’s management. However, Mondrian will normally vote against management’s position when it runs counter to the Guidelines, and Mondrian will also vote against management’s recommendation when such position is not in the best interests of Mondrian’s clients.

Conflicts of Interest
As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of Mondrian may not be influenced by outside sources who have interests which conflict with the interests of Mondrian’s clients when voting proxies for such clients. However, in order to ensure that Mondrian votes proxies in the best interests of the client, Mondrian has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which Mondrian receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Committee approves the Procedures only after it has determined that the Procedures are designed to help Mondrian vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the Guidelines, it normally will not be necessary for Mondrian to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Mondrian from the proxy voting process.

In the limited instances where Mondrian is considering voting a proxy contrary to ISS recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Mondrian or affiliated persons of Mondrian. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in “Procedures for Voting Proxies” above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent analyst to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with Mondrian’s Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS original recommendation. Documentation of the reasons for voting contrary to ISS recommendation will generally be retained by Mondrian.

Availability of Proxy Voting Information and Recordkeeping
Clients of Mondrian will be directed to their client service representative to obtain information from Mondrian on how their securities were voted. At the beginning of a new relationship with a client, Mondrian will provide clients with a concise summary of Mondrian’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part 2A of Mondrian’s Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

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Mondrian will also retain extensive records regarding proxy voting on behalf of clients. Mondrian will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC’s EDGAR filing system); (iii) records of votes cast on behalf of Mondrian’s clients (via ISS); (iv) records of a client’s written request for information on how Mondrian voted proxies for the client, and any Mondrian written response to an oral or written client request for information on how Mondrian voted proxies for the client; and (v) any documents prepared by Mondrian that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Mondrian.

Proxy Voting Guidelines
The Guidelines summarize Mondrian’s positions on various issues and give a general indication as to how it will vote shares on each issue. The Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client’s investments. Although Mondrian will usually vote proxies in accordance with these Guidelines, it reserves the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, it determines that a client’s best interests would be served by such a vote. Moreover, the Guidelines may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, Mondrian will vote on such issues in a manner that is consistent with the spirit of the Guidelines and that promotes the best interests of the client.  In situations where there is an option of confidentiality offered in relation to a specified voting item, Mondrian will take that offer.

Global Voting Principles
ISS have provided the following overview of their global voting principles:
ISS’ voting recommendations on management and shareholder proposals at publicly traded companies are intended to assist institutional investors in meeting their fiduciary requirements with respect to voting by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices. These practices should respect shareholder rights and provide appropriate transparency, taking into account relevant laws, customs, and best practice codes of each market and region, as well as the right and responsibility of shareholders to make informed voting decisions. The following tenets comprise the core principles that apply globally within this framework.

Accountability
Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors.

Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications.

Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses.  In addition, shareholders’ voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company’s governance provisions or to approve transactions.

Stewardship
A company’s governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company’s long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

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Independence
Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management’s performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency
Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions, and effectively engage with companies on substantive matters that impact shareholders’ long-term interests in the company.

In its previous policies Mondrian has summarized the Guidelines within these Procedures.  This process was assisted by the summaries of the guidelines provided by ISS.  These included a general “International” set of guidelines which incorporated all non-US country policies within this broad category.  As each jurisdiction has subtly, and in some cases, materially, different approaches to proxy voting issues, such a broad summary did not adequately address all of the differences.  ISS have now produced more detailed descriptions of their guidance in individual countries and regions.  Mondrian feels that it is now more efficient to provide clients with direct access to the detailed underlying policies on the ISS website and these can be found at: http://www.issgovernance.com/policy/2015/policy_information

In addition to the items addressed in the Guidelines, Mondrian operates the following policies:

Shareblocking
In a number of countries in which Mondrian invests client assets (including Holland, Italy and France), local laws require the imposition of a trading block on shareholders once they have voted their proxies in relation to companies registered in that country. These trading blocks are usually for a set period and can be for a number of weeks. Mondrian believes that there are situations where it is in the client’s greater interest to retain the ability to sell the shares rather than to participate in the proxy vote. In such countries, provided that the criteria set out below are met, registration to vote for a specific proxy will not be required and Mondrian’s investment analysts will not need to seek the permission of the Proxy Voting Committee for a “no vote” decision. The following criteria must be met before a “no vote” decision may be made:

●	the Mondrian analyst does not consider the proxy items being proposed to be material;
●	a “no vote” decision by Mondrian would be unlikely to impact the outcome of the vote
●	(i.e., the proposals would likely go ahead anyway);
●	the Mondrian analyst is not aware of any conflicts of interest in deciding not to vote;
●	there is a possibility that Mondrian will wish to sell the shares in the near future;
●	the Mondrian analyst is satisfied that by not voting the clients would not be disadvantaged relative to the risk of not being able to sell the shares during the share blocking period, and
●	a record is made justifying the decision

Re-registration
There are certain markets (e.g. Switzerland and Germany) where registered shares for some companies need to be re-registered into the name of the beneficial owner in order to be able to vote. In most cases this is impractical and therefore shares in these markets are unable to be voted.

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Prudential Investment Management, Inc. – Proxy Voting Policies Summary

In General
We accept the authority to vote securities held in our clients’ accounts when our clients wish to provide us with this authority. Our investment management agreements with our clients will generally specify whether or not we have the authority to vote proxies on their behalf. We do not receive a significant number of proxies since we primarily invest client assets in debt instruments.

Our Proxy Voting Policy and Procedures
Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account.
Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal.

Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote non-U.S. securities on a best efforts basis if we determine that voting is in the best economic interest of our clients.

Client Direction of Voting
We will use our best efforts to implement any written client voting instructions with respect to a specific solicitation.

Conflicts of Interest in the Voting Process
Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential conflict of interest between our firm and our clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.

Accounts for Which We Do Not Vote Securities
Some of our clients elect to retain voting authority for themselves. If a client has a question about a particular solicitation, the client may contact its client service representative and we will try to address the client’s question. We will not, however, disclose how we intend to vote on an issue for other clients’ accounts.

How to Obtain Information Regarding Proxy Voting
Any client may obtain a copy of our proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

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Securities Lending and Proxies
Clients that participate in our securities lending program should be aware that when securities are on loan, they cannot be voted by us. Under certain circumstances, we may not recall loaned securities in order to vote, including if:

●	we deem the benefit of exercising the vote to be outweighed by the economic benefit of keeping the securities on loan or the administrative burden of calling them back;
●	it is impracticable to obtain the return of the securities from the borrower in time to vote; or
●	we are not aware of a pending vote.

Silvercrest Asset Management Group LLC – Proxy Voting Policies Summary

Silvercrest Asset Management Group LLC is guided by general fiduciary principles. The firm’s goal is to act prudently, and solely in the best interest of the beneficial owners of the accounts it manages.

Silvercrest has always considered all aspects of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

In the spirit of those principles and to ensure maximization of shareholder value, in 2011, Silvercrest contracted with Broadridge Investor Communications Solutions, Inc. to receive its ProxyEdge product. Using the product, we subscribe to receive the corporate governance voting recommendations of Glass Lewis, the leading independent governance analysis and proxy voting firm in the industry. Silvercrest has provided Broadridge with portfolio holdings data and Broadridge automatically votes in accordance with Glass Lewis’ recommendations. Broadridge continues to provide proxy data collection, vote submission and record storage.

Each year, Glass Lewis publishes its Proxy Paper Guidelines for the year’s proxy season. That document is a detailed description of the Glass Lewis approach to proxy advice. That document will be provided to Clients upon request.

Clients who maintain their positions at Fiduciary Trust Company are not able to participate in the ProxyEdge service. Silvercrest votes proxies for those positions manually. Enclosed are the firm’s guidelines with respect to proxy voting determinations for those clients. These guidelines are not strict, and each Silvercrest vote will depend on the facts and circumstances of each proposal, on a case-by-case basis. Depending on the facts of a specific vote, Silvercrest may deviate from the guidelines entirely where it deems it necessary in the best interests of our clients, and/or as instructed by a specific client.

All clients continue to have the option to provide instructions regarding a specific vote of which they are aware.

Sustainable Growth Advisers, LP – Proxy Voting Policies Summary

Statement of Policy
Sustainable Growth Advisers, LP (“SGA”) acts as a discretionary investment adviser for various clients and registered mutual funds.  Our authority to vote the proxies of our clients is established by our investment advisory agreement or other written directives.  SGA’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of the clients.  The policy and procedures are updated as appropriate to take into account developments in the law, best practices in the industry, and refinements deemed appropriate by SGA.  Material conflicts are resolved in the best interest of the clients or in accordance with specific client directives.

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SGA’s policies and procedures are based on the following: legislative materials, studies of corporate governance and other proxy voting issues, analyses of shareholder and management proposals and other materials helpful in studying the issues involved.

The litmus test of any proposal, whether it is advanced by management or by one or more shareholders, is whether the adoption of the proposal allows the company to carry on its affairs in such a manner that the clients’ best interests will  be served.  The proxy vote is an asset belonging to the client.  SGA votes the proxies to positively influence corporate governance in a manner that, in SGA’s best judgment, enhances shareholder value.

SGA takes a limited role or declines to take responsibility for voting client proxies under the following circumstances:

1.
Responsibility of voting proxies has been assigned to another party in the advisory contract or other written directives.  In the case of an ERISA client, the voting right has been retained by a named fiduciary of the plan other than SGA.

2.	Once a client account has been terminated with SGA in accordance with the investment advisory agreement, SGA will not vote any proxies received after the termination.

3.	Security positions that are completely sold from a client’s account between proxy record date and meeting date, SGA will not vote the proxy.

4.	Proxies for securities held in an unsupervised portion of the client’s account generally will not be voted.

5.	Proxies for securities on loan that must be recalled in order to vote; generally will not be voted.

6.	Specialized treatment in voting proxies when directed in the advisory contract or other written directives. These directions to vote proxies may be different from SGA’s policy and procedures.

7.
Specialized treatment may be applied to ERISA accounts as SGA’s responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

These policies and procedures are provided to clients upon request, with the provision that they may be updated from time to time.  Clients can also obtain information on how proxies were voted.

Procedures
Designated individuals are assigned the duties of receiving and reviewing proxies.  These individuals ensure that proxies are voted only for those clients that have designated this authority to SGA.  SGA votes proxies using an electronic voting tool, Proxy Edge, a product of Broadridge Financial Solutions, Inc. (formerly ADP Brokerage Services).

Judgmental issues are reviewed by senior investment professionals to determine if adopting the proposal is in the best interest of our clients.  An assessment is made to determine the extent to which there may be a material conflict between the adviser’s interests and those of the client.  If conflicts arise, SGA will vote in accordance with its pre-determined policies.

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As part of recordkeeping the following documents are maintained: (1) copy of the policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by SGA that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and SGA’s written response to any (written or oral) client request for such records.  These records are maintained for a period of five years.

Categories of Issues
It is the policy of SGA to generally vote with management on routine matters affecting the future of the corporation.  If we frequently disagree with management, we will generally sell the stock.  Occasionally, however when merger proposals or other corporate restructuring are involved, we vote shares we manage based on our best judgment as to what will produce the highest return relative to risk.

Following are examples of agenda items that SGA generally approves:

Simple Majority Voting:  A number of companies have adopted “Supermajority” shareholder voting requirements.  When voting client proxies it is the policy of this firm to vote in favor of a “Simple” shareholder majority.

Executive Pay:  The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted on July 21, 2010.  As required by the Dodd-Frank Act, public companies are required to seek a non-binding advisory vote from its shareholders to approve the compensation of executive officers as well as the frequency that the advisory vote be held in the future.  With respect to the frequency of the vote, when voting client proxies it is SGA’s policy that the advisory vote on executive compensation be held by the company no less than annually, the shortest period recommended in the Dodd-Frank Act.

Election of Directors:  Unless SGA has reason to object to a given director, each director on management’s slate is approved.

Approval of Auditors:  SGA generally defers to management in selecting a CPA firm and votes for management’s choice.

Directors’ Liability and Indemnification: Since this is a legitimate cost of doing business and important to attracting competent directors, SGA generally approves.

Updating the Corporate Charter:  Management periodically asks shareholders to vote for housekeeping updates to its charter and SGA generally approves.

Increase in the Common Share Authorization:  As long as the increase is reasonable, SGA generally approves.

Stock Purchase Plans:  SGA believes that equity participation plans positively motivate management, directors and employees.  Therefore, SGA generally approves stock purchase plans unless we have reason to object.

Stock Option Plans and Stock Participation Plans:  If in SGA’s judgment and provided that they are not excessive, these plans are generally approved since they motivate management to enhance shareholder value.

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Following are examples of issues presented for shareholder vote that are generally opposed because their approval is judged not to be in the best interest of the client.

Elimination of Pre-Emptive Rights:  Pre-emptive rights have value to the stockholder.  They can be sold outright or used to buy additional shares, usually at a significant discount to the stock’s market price.  To approve their elimination would mean giving away something of potential value to the client.  Elimination of pre-emptive rights also potentially dilutes the shareholders’ proportionate share of current holdings and diminishes shareholder rights or control over management.  Therefore, SGA generally opposes their elimination.

Poison Pills:  These are usually referred to as Shareholder Rights Plans and are used by management to prevent an unfriendly takeover.  Generally, management asks the shareholders to approve a huge increase in authorized common shares often accompanied by the approval of a new issue of preferred stock, the terms of which can be set later by management at the onset of an uninvited bid for the company.  SGA generally opposes these and other devices utilized by corporate management to elude acquirers, raiders or other legitimate offers unless it views such devices as likely to increase shareholder value in the future and not just entrench management.

Proposals to Establish Staggered Boards:  Since staggered election dates of board members impede hostile acquisitions and serve to entrench current management, they are not in the best interest of the shareholder and are generally opposed.  It is SGA’s judgment that uninvited bids for the company’s stock should not be discouraged.  They are usually at a substantial premium over the existing market price, so they can be very profitable to the shareholder.  It is better that management have a threat of an unwanted bid to give them the incentive to manage the company for the enhancement of shareholder value.

New Classes of Shares Having Different Voting Rights: These are not in the client’s best interest because they are contrary to the principle of “one share one vote” and could dilute the current stockholders’ control.

Shareholders Proposals That Offer No Specific Economic Benefit to the Client:  When social issues are proposed by one or more shareholders, SGA evaluates them to determine if their approval will be of economic benefit to the client or whether their adoption will result in additional cost to the company and/or impede its ability to do business.  If the proposal offers no economic benefit, it is generally opposed.

Conflicts of Interest
SGA’s proxy voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided, and fiduciary obligations are fulfilled.

SGA personnel may be nominated to serve on the board of directors of a portfolio company.  In these cases, the SGA employee serving as director must balance his or her duty owed to SGA’s clients with his or her duty owed to all of the shareholders of the Company.  The SGA Proxy Committee (the “Committee”) will make decision on how to vote the proxies of a portfolio company where an SGA employee serves as director on the board.  The Committee presently consists of the three principals of SGA.  Any investment professional serving on the committee shall not have primary responsibility for SGA’s relationship with the applicable portfolio company.

There may be occasions (although SGA anticipates they would be rare) where the proxy guidelines or policies of one of the managed accounts may conflict with SGA’s general guidelines or with the guidelines or policies of another managed account.  In such a case, it is SGA’s policy to attempt to comply with each of the different client policies so long as, in doing so, SGA continues to comply with ERISA and any other applicable law, regulation and policy.  In order to achieve compliance with differing guidelines or policies, it may be necessary to vote the proxies on a proportionate basis (based on number of shares held).  If there is to be a departure from a client’s proxy voting policy or guidelines, a Principal of SGA will contact the designated representative at the client to address and resolve the situation as appropriated.

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To obtain information on how Sustainable Growth Advisers, LP has voted proxies, you may contact us at:

Sustainable Growth Advisers, LP
301 Tresser Boulevard, Suite 1310
Stamford, CT  06901

By phone:  (203) 348-4742
By fax:  (203) 348-4732
E-mail: firm@sgadvisers.com

Stephens Investment Management Group, LLC - Proxy Voting Policies Summary

Stephens Investment Management Group, LLC (“SIMG”) has adopted the policies and procedures set out below regarding the voting of proxies on securities held in investment advisory client accounts (the “Policy”).  This Policy is designed by SIMG to comply with its legal, fiduciary and contractual obligations where SIMG has the authority to vote such proxies.  SIMG is a fiduciary and owes each of its clients a duty of care and loyalty with respect to the services it has undertaken on the client’s behalf, including the voting of proxies.  It is the policy of SIMG to vote all proxies on securities held in client investment advisory accounts over which the client has given SIMG voting authority (the “Proxies”) in the best interests of its clients.

RESPONSIBILITY

SIMG’s Board of Managers has responsibility for determining SIMG’s Proxy Voting Policies and Procedures, exceptions to the procedures and the framework for how SIMG will vote Proxies in accordance with these procedures.  SIMG’s Proxy Committee consists of the Chief Investment Officer, the Chief Compliance Officer, the Portfolio Manager and the Financial Analyst who collectively have a broad and diverse range of experience in the financial services industry.

The responsibility for monitoring the Policy and the practices, disclosures and recordkeeping relating to SIMG’s Proxy voting will be coordinated through SIMG’s compliance department.  Regular reports of proxy votes will be provided to SIMG’s Board of Managers, and SIMG’s Board of Managers shall review proxy voting on an ongoing basis.

PROCEDURES

SIMG has established procedures related to Proxy voting to implement the Policy set forth herein.  The Policy and procedures may be amended or updated from time to time as appropriate.

Determining Responsibility to Vote Proxies.   At the opening of each investment advisory client relationship, proxy voting responsibility, including any applicable regulatory requirements, will be determined, and any client proxy policies and/or guidelines regarding proxy voting will be ascertained.  SIMG’s investment management agreements typically specify that SIMG will assume proxy voting authority, unless a client retains such authority.

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Retaining Services of A Third Party Proxy Advisory Firm.  SIMG’s Proxy Committee has determined that SIMG will utilize the services of a third party proxy advisory firm.  In selecting a proxy advisory firm, SIMG will assess whether or not the proxy advisory firm has the necessary capacity and competence to adequately analyze proxy issues.  In making this determination, SIMG will consider among other things the adequacy and quality of the proxy advisory firm’s staffing and personnel and the robustness of the proxy advisory firm’s  policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest and other considerations believed by SIMG to be appropriate considering the nature and quality of the services to be provided to SIMG.

Voting and Voting Guidelines.  SIMG has selected Institutional Shareholder Services Inc. (“ISS”), an independent proxy-advisory firm, to provide research, recommendations and other proxy voting services for client Proxies.  Absent a determination by SIMG’s Proxy Committee to override ISS’s guidelines and/or recommendations, SIMG will vote all client Proxies in accordance with ISS guidelines and recommendations.  SIMG has also retained ISS for its voting agent service to administer its Proxy voting operation.  As such, ISS is responsible for submitting all Proxies in a timely manner and for maintaining appropriate records of Proxy votes.  SIMG may choose to hire other service providers or replace or supplement any of the services SIMG currently receives from ISS.

ISS maintains Proxy Voting Guidelines and Policies (the “Guidelines”) that address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, and the election of directors, executive compensation, reorganizations, mergers and various shareholder proposals.  These Guidelines may be amended by ISS from time to time.

Overrides.  While it is generally SIMG’s policy to follow the most current version of the Guidelines and recommendations from ISS, SIMG retains the authority to adopt guidelines from time to time that differ from the Guidelines.  In addition, SIMG retains the authority on any particular Proxy vote to vote differently from the Guidelines or a related ISS recommendation.  Such authority may be exercised only by the Proxy Committee.  With respect to changing any voting guidelines from the ISS Guidelines, the Proxy Committee will consider the reasons for changing the guidelines and will create and maintain a written record reflecting its reasons for adopting the changed guidelines.

Copies of upcoming proxy votes will be circulated to the Proxy Committee along with ISS’s recommendation for each proxy vote.  Each Proxy Committee member will review the upcoming votes, and if any member of the Proxy Committee wishes to override ISS’s voting recommendation, a meeting of the Proxy Committee shall be convened to discuss whether to override ISS’s recommendation.  The Proxy Committee shall:

(i)	consider the reasons for voting in a manner different from the ISS recommendation;
(ii)
consider whether there is a material conflict of interest between SIMG and its advisory clients or between the third party proxy advisory firm and any person that would make it inappropriate for the Proxy Committee to vote in a manner different from the ISS recommendations;

(iii)	exercise its judgment to vote the Proxy in the best interests of SIMG’s investment advisory clients; and
(iv)	create and maintain a written record reflecting the basis for its judgment as to such Proxy vote.
In the event that any member of the Proxy Committee has any material pecuniary interest (direct or indirect) in a Proxy matter that is separate and distinct from that of a shareholder of the Proxy issuer, then the member shall recuse himself from the Proxy Committee’s deliberations regarding that matter.

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Input from Others.  The Proxy Committee may, with respect to any particular proxy matter under consideration, solicit and/or receive input from any employee of SIMG or its affiliates (e.g., an employee with the Stephens Inc. Research Department), so long as neither the individual nor his or her department have a material interest in the outcome of the proxy matter under consideration that would potentially conflict with the economic interests of SIMG’s advisory clients.  For example, the Proxy Committee should not solicit input from a Stephens Inc. investment banker with respect to a proxy matter if Stephens Inc. investment bankers are advising the issuer on the transaction underlying the proxy.

Conflicts of Interest.  SIMG is part of a large financial services organization that has investment banking and other business relationships with, and/or ownership interests in, many issuers of securities.  Such relationships may, from time to time, create or give rise to the appearance of a conflict of interest between SIMG (or its affiliates) and its clients.  For example, an affiliate of SIMG may have an investment banking relationship with an issuer of voting securities that could create the potential for a conflict with SIMG’s duty, in the Proxy voting process, to act in the best economic interest of its investment advisory clients.  SIMG has implemented procedures designed to prevent conflicts of interest from influencing its Proxy voting decisions.  These procedures include information barriers and, most significantly, the use of an independent third party proxy advisory firm to assist SIMG in the Proxy voting process.

Recordkeeping.  SIMG shall maintain relevant records, in paper or electronic format, through EDGAR or ISS, including Proxy statements, related research materials, Proxy ballots and votes, on an issue and client basis.  SIMG shall also maintain copies of any written client request for Proxy voting information regarding investment advisory client securities and any written responses thereto.

Periodic Review.  SIMG will provide ongoing oversight over any third party proxy advisory firm it retains to ensure that SIMG, through the third party, continues to vote proxies in the best interests of SIMG’s clients.  Proxy voting for the most recent quarterly period will be presented to SIMG’s Board of Managers and reviewed by them each quarter.

Annually, SIMG shall review this proxy voting policy and its implementation over the past 12 month period. SIMG, as part of this review, shall assess its third party proxy voting advisory firm’s actions and recommendations.  In this review, SIMG shall determine:

●	whether or not proxies have been voted in SIMG clients’ best interests;
●	whether or not any conflict of interest was identified in connection with proxy voting;
●	whether or not any business changes or other factors have influenced SIMG’s third party proxy advisory firm’s continued effectiveness and independence; and
●	whether or not SIMG’s proxy advisory firm continues to have the capacity to evaluate issues.

T. Rowe Price – Proxy Voting Policies Summary

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

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T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

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HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts. From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.

Meeting Notification
T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination
Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

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Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent.  Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

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Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

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Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund  in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

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Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

Vaughan Nelson Investment Management, L.P. – Proxy Voting Policies Summary

Policy
Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists.
Approach

Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material.  The Guideline is the work product of Vaughan Nelson’s Investment Committee and it considers the nature of it’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (ISS), internal research, published information on corporate governance and experience.  The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied.  In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.

Vaughan Nelson, in executing their duty to vote proxies, may encounter a material conflict of interest.  Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson’s business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm.  Notwithstanding, if a conflict of interest arises we will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part, or casting the vote as indicated by the independent third-party research firm, ISS.

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted.  These may include:  1) Mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, or 4) Unsupervised Securities – where the firm does not have a basis on which to offer advice, 5)  where the firm may abstain from voting when, in a good faith determination, the costs involved to vote a proxy cannot be justified (e.g., total holdings less than 10,000 shares, cost of translations, etc.) or 6) a security is out on loan.

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In summary, Vaughan Nelson’s goal is to vote proxy material in a manner that is believed to assist in maximizing the value of a portfolio.

Vaughan Nelson’s procedures in practice involve forwarding a listing of client holdings to ISS each day in order to assist with identifying upcoming proxy votes.  Vaughan Nelson arranges for the custodians associated with each client to forward all client proxy forms to ISS.  Once a “proxy analysis” is received from ISS the individual issues are matched to the Vaughan Nelson Proxy Voting Guideline.  Areas not covered by the Guideline (such as votes on mergers/acquisitions) are routed to the portfolio manager for vote indications.  Completed proxy analyses are voted electronically through an interface with ISS who then completes the actual proxy vote on Vaughan Nelson’s behalf.  All analyses with vote indications are retained.  Reports concerning votes made on behalf of an account are accessible through ISS.

WCM – Proxy Voting Policies Summary

WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.

Special Rule in the Case of ERISA Accounts. Unless proxy voting responsibility has been expressly reserved and is being exercised by another “named fiduciary” for an ERISA plan Client, WCM, as the investment manager for the account, must vote all proxies relating to securities held for the plan’s account. Please refer to ERISA Accounts section below for further details.
In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, and the Proxy Voting rule, Rule 206(4)-6, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients.

Third Party Proxy Voting Service. In general, WCM believes that its clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing investor’s potential financial gain through voting proxies. WCM has therefore engaged and adopted the following proxy voting policies of Glass Lewis: U.S. Policy, International Policy and Investment Manager Policy. In the event of a special client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive. In limited circumstances, however, WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. In such cases, this decision will be made by the ISG who will maintain documentation to support WCM’s decision.

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because Glass Lewis is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. Glass Lewis’ approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – Glass Lewis analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

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Role of the Proxy Administrator (“PA”). The PA oversees and administers the firm’s proxy voting process. For each Client, the PA initially determines whether:

●	WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;
●	the Client has adopted a proxy voting policy that WCM is required to follow; and
●	the Client requires any periodic report of votes cast for its account or any comparative report of votes cast in relation to its proxy voting policy, if different from WCM’s.

Once a Client account is established and proxy voting responsibility is determined, the PA is responsible for ensuring that proxy materials for each Account to be voted are received and voted in a timely manner. The PA instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to ProxyEdge. WCM has engaged ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on Glass Lewis and/or WCM recommendations; and (3) maintain records of such votes electronically. The PA, in conjunction with ProxyEdge, ensures that information is compiled and maintained for each Client for which WCM votes proxies, showing the issuer’s name, meeting date and manner in which votes were cast on each proposal. WCM shares client holdings and other relevant information with ProxyEdge to ensure that votes are cast and captured accurately, and relies on ProxyEdge to compile and maintain voting records electronically. Proxy materials received inadvertently for Client accounts over which WCM has no voting authority are forwarded on to Clients.

Role of the Analyst and ISG. If a proposal requires case-by-case analysis, the Analyst brings a recommendation to the ISG for decision. The ISG is ultimately responsible for voting case-by-case proposals. The ISG also has authority to override the recommendation of Glass Lewis when the ISG believes such vote is in the best economic interest of WCM’s clients. Documentation will be provided by the ISG and maintained by the PA supporting the rationale for any vote cast against the recommendation of Glass Lewis and case-by case proposals.

Certain Proxy Votes May Not Be Cast. In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:

●	Neither Glass Lewis’ recommendation nor specific client instructions cover an issue;
●	In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.

In addition, it is WCM’s policy not to vote proxies for accounts that engage in securities lending, Therefore, WCM generally will not recall securities on loan for the sole purpose of voting proxies. Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”

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Identifying and Dealing with Material Conflicts of Interest. Because WCM retains the authority to overrule Glass Lewis’s recommendation, and instruct ProxyEdge to vote in a manner at variance with Glass Lewis’s recommendation, the exercise of such right could implicate a conflict of interest. As a result, WCM may not overrule Glass Lewis’s recommendation with respect to a proxy unless the following steps are taken:

●	The ISG shall meet to consider the proposal to overrule Glass Lewis’s recommendation.
●
The ISG must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The ISG will use the following standards to identify issuers with which it may have a conflict of interest.

i.
Significant Business Relationships – The ISG will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (1) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to WCM but is otherwise determined by the ISG to be significant to WCM.

ii.
Significant Personal/Family Relationships – the ISG will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the ISG shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior employees of issuers for which WCM may vote proxies.

●
If WCM determines that it has a conflict of interest, the ISG shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then WCM can vote the proxy as determined by the ISG. The ISG shall determine whether a proposal is material as follows:

i.
Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

ii.
Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the ISG determines that WCM’s conflict is unrelated to the proposal in question (see iii. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

iii.
Determining that a Non-Routine Proposal is Not Material– As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the ISG may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the ISG must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The ISG shall record in writing the basis for any such determination.

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●	For any proposal where the ISG determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:
i.
Obtain Client Consent or Direction– If the ISG approves the proposal to overrule the recommendation of Glass Lewis, WCM shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

ii.	Use Glass Lewis’ Recommendation – Vote in accordance with Glass Lewis’s recommendation.
●
For any proposal where the ISG determines that WCM does not have a material conflict of interest, the ISG may overrule Glass Lewis’s recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule Glass Lewis’s recommendation, the ISG will maintain documentation to support their decision.

Maintenance of Proxy Voting Records. As required by Rule 204-2 under the Investment Advisers Act of 1940, as amended, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:

i.	a copy of these Proxy Policies, as they may be amended from time to time;
ii.	copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC’s EDGAR system;
iii.	a record of each proxy vote cast on behalf of its Clients;
iv.	a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and
v.	each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

Disclosure. WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

Wellington Management – Proxy Voting Policies Summary

INTRODUCTION
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

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Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies.  In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted.  The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY
Wellington Management:
1)
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT
Investor and Counterparty Services (“ICS”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Day-to-day administration of the proxy voting process is the responsibility of ICS, which also acts as a resource for portfolio managers and research analysts on proxy matters, as needed.  The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES

Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting.  The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, ICS conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

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Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

●	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by ICS and voted in accordance with the Guidelines.
●
Issues identified as “case-by-case” in the Guidelines are further reviewed by ICS. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

●
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact ICS about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy.  The potential impact of such requirements is evaluated when determining whether to vote such proxies.

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Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 January 2015

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BRIDGE BUILDER TRUST

PART C

OTHER INFORMATION

Item 28.  Exhibits

(a)	Agreement and Declaration of Trust.

(i)	Agreement and Declaration of Trust is herein incorporated by reference to the Registration Statement filed on Form N-1A on March 3, 2013.

(ii)	Certificate of Trust is herein incorporated by reference to the Registration Statement filed on Form N-1A on March 3, 2013.

(b)	Amended and Restated By-Laws are herein incorporated by reference to the Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(c)
Instruments Defining Rights of Security Holders – See Article III and Article V of the Registrant’s Agreement and Declaration of Trust, which was filed on March 3, 2013.  See also Article V of the Registrant’s By-Laws, which are herein incorporated by reference to the Registration Statement filed on Form N-1A on March 3, 2013.

(d)	(i)	Investment Advisory Agreement is herein incorporated by reference to the Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
(i)(A)
Updated Schedule A to the Investment Advisory Agreement dated as of February 19, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

	(ii)	Investment Sub-Advisory Agreement (Baird) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
	(iii)	Investment Sub-Advisory Agreement (JPMIM) is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
	(iv)	Investment Sub-Advisory Agreement (Prudential) is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
	(v)	Investment Sub-Advisory Agreement (Advisory Research Inc.) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.
(vi)
Investment Sub-Advisory Agreement (Artisan Partners Limited Partnership) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(vii)
Investment Sub-Advisory Agreement (Barrow Hanley, Mewhinney & Strauss, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(viii)
Investment Sub-Advisory Agreement (BlackRock Investment Management, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(ix)
Investment Sub-Advisory Agreement (Robeco Investment Management, Inc. d.b.a. Boston Partners) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(x)
Investment Sub-Advisory Agreement (Champlain Investment Partners, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xi)
Investment Sub-Advisory Agreement (ClearBridge Investments, LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xii)
Investment Sub-Advisory Agreement (Eagle Asset Management, Inc.) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xiii)	Investment Sub-Advisory Agreement (Jennison Associates LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.
(xiv)
Investment Sub-Advisory Agreement (Lazard Asset Management LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xv)
Investment Sub-Advisory Agreement (Sustainable Growth Advisors, LP) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xvi)
Investment Sub-Advisory Agreement (Silvercrest Asset Management Group LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xvii)
Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xviii)
Investment Sub-Advisory Agreement (Wellington Management Company, LLP) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xix)
Investment Sub-Advisory Agreement (William Blair & Company LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xx)
Investment Sub-Advisory Agreement (T. Rowe Price Associates, Inc.) – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxi)	Investment Sub-Advisory Agreement (Pyramis Global Advisors, LLC) - to be filed by Amendment.
(xxii)	Investment Sub-Advisory Agreement (Wells Capital Management, Inc.) - to be filed by Amendment.
(xxiii)
Investment Sub-Advisory Agreement (Metropolitan West Asset Management, LLC) – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxiv)
Investment Sub-Advisory Agreement (Janus Capital Management, LLC) – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxv)
Investment Sub-Advisory Agreement (Loomis Sayles & Company, L.P.) – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxvi)
Investment Sub-Advisory Agreement (Baillie Gifford Overseas Limited) – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxvii)
Investment Sub-Advisory Agreement (Manning & Napier Advisors, LLC) – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxviii)
Investment Sub-Advisory Agreement (Mondrian Investment Partners Limited) – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxix)	Investment Sub-Advisory Agreement (WCM Investment Management) – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.
(xxx)
Investment Sub-Advisory Agreement (Edinburgh Partners Limited) – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxxi)	Investment Sub-Advisory Agreement (Stephens Investment Management Group, LLC) – to be filed by amendment.

(e)
	(i)	Distribution Agreement is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
(i)(A)
Amendment to the Distribution Agreement, dated February 19, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(f)	Bonus or Profit Sharing Contracts – not applicable.

(g)	Custody Agreement is herein incorporated by reference to the Registration Statement Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(h)	Other Material Contracts
(i)	Master Services Agreement is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
(i)(A)
Amendment to the Fee Schedule to the Master Services Agreement dated February 19, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(ii)
Amended and Restated Operating Expenses Limitation Agreement dated February 19, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(ii)(A)	Updated Schedule A to the Operating Expenses Limitation Agreement dated August 19, 2015 – to be filed by amendment.
(ii)(B)	Bond Fund Fee Waiver Letter dated October 28, 2014 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.
(ii)(C)	Equity Funds Fee Waiver Letter dated February 19, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.
(ii)(D)
Core Plus Bond Fund and International Equity Funds Fee Waiver Letter dated July 1, 2015 – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(ii)(E)	Fee Waiver Letter dated September 1, 2015 - to be filed by amendment.
(iii)	Powers of Attorney are herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
(iii)(A)	Power of Attorney for Michelle Keeley, dated August 19, 2015 - filed herewith.
(iv)	Advisory Fee Waiver Agreement is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(i)	Legal Opinion and Consent – to be filed by amendment.

(j)	Consent of Independent Registered Public Accounting Firm – to be filed by amendment.

(k)	Omitted Financial Statements – not applicable.

(l)	Subscription Agreement is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(m)	Rule 12b-1 Plan – not applicable.

(n)	Rule 18f-3 Plan – not applicable.

(o)	Reserved.

(p)	Codes of Ethics

(i)
Olive Street Investment Advisers, LLC (Adviser) updated August 4, 2014 is herein incorporated by reference to the Registration Statement on Form N-1A as Post-Effective Amendment No. 3 on October 27, 2014.

(ii)
Quasar Distributors, LLC (Principal Underwriter) updated March 17, 2014 is herein incorporated by reference to the Registration Statement on Form N-1A as Post-Effective Amendment No. 3 on October 27, 2014.

(iii)	Bridge Builder Trust (Registrant) is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
(iv)	Prudential Investment Management, Inc. (Sub-Adviser) is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
(v)	Robert W. Baird & Company, Incorporated (Sub-Adviser) is herein incorporated by reference to the Registration Statement on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.
(vi)
JP Morgan Investment Management (Sub-Adviser) updated July 11, 2014 is herein incorporated by reference to the Registration Statement on Form N-1A as Post-Effective Amendment No. 3 on October 27, 2014.

(vii)	Advisory Research, Inc.(Sub-Adviser) updated July 1, 2013 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.
(viii)
Artisan Partners Limited Partnership (Sub-Adviser) dated August 11, 2014 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(ix)
Barrow, Hanley, Mewhinney & Strauss, LLC (Sub-Adviser) dated December 31, 2013 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(x)
BlackRock Investment Management, LLC (Sub-Adviser) dated July 21, 2014 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xi)
Robeco Investment Management, Inc. (d.b.a. Boston Partners) (Sub-Adviser) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xii)
Champlain Investment Partners, LLC (Sub-Adviser) dated January 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xiii)	ClearBridge Investments, LLC (Sub-Adviser) January 7, 2013 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.
(xiv)
Eagle Asset Management, Inc. (Sub-Adviser) dated December 31, 2014 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xv)	Jennison Associates LLC (Sub-Adviser) dated October 31, 2013 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.
(xvi)	Lazard Asset Management LLC (Sub-Adviser) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.
(xvii)	Pyramis Global Advisors, LLC – to be filed by Amendment
(xviii)
Silvercrest Asset Management Group LLC (Sub-Adviser) dated December 2014 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xix)
Sustainable Growth Advisers, LP (Sub-Adviser) dated August 2013 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xx)
T. Rowe Price Associates, Inc. (Sub-Adviser) dated July 1, 2014 – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxi)
Vaughan Nelson Investment Management, LP (Sub-Adviser) updated December 31, 2014 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xxii)
Wellington Management Company, LLP (Sub-Adviser) dated January 1, 2015 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xxiii)	Wells Capital Management, Inc. – to be filed by Amendment
(xxiv)
William Blair & Company LLC (Sub-Adviser) updated April 29, 2014 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xxv)	Janus Capital Group (Sub-Adviser) revised May 6, 2014 – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.
(xxvi)
Loomis Sayles & Company, L.P. (Sub-Adviser) as amended October 16, 2013 – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxvii)
Metropolitan West Asset Management, LLC (subsidiary of The TCW Group) dated March 9, 2015 – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxviii)	Baillie Gifford Overseas Limited – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.
(xxix)	Edinburgh Partners Limited – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.
(xxx)	Manning & Napier Advisors, LLC – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.
(xxxi)	Mondrian Investment Partners Limited – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.
(xxxii)	WCM Investment Management – is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.
(xxxiii)	Stephens Investment Management Group, LLC – to be filed by amendment.

Item 29.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust and Article VI of Registrant’s Bylaws, was filed on March 3, 2013 and are incorporated herein by reference.  With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.  With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds' Registration Statement, reports to shareholders or advertising and sales literature.

        Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31.  Business and Other Connections of the Investment Adviser.

        With respect to the investment adviser (Olive Street Investment Advisers, LLC), the response to this Item will be incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-77754), dated 3/26/2015.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

        With respect to the investment sub-advisers, the response to this item will be incorporated by reference to the Sub-Advisers’ Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC.  Each Sub-Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Sub-Adviser	File Number
Robert W. Baird & Company, Incorporated	801-7571
JP Morgan Investment Management	801-21011
Prudential Investment Management, Inc.	801-22808
Advisory Research, Inc.	801-14172
Artisan Partners Limited Partnership	801-70101
Barrow, Hanley, Mewhinney & Strauss, LLC	801-31237
BlackRock Investment Management, LLC	801-56972
Robeco Investment Management, Inc. (d.b.a. Boston Partners)	801-61786
Champlain Investment Partners, LLC	801-63424
ClearBridge Investments, LLC	801-64710
Eagle Asset Management, Inc.	801-21343
Jennison Associates LLC	801-5608
Lazard Asset Management LLC	801-61701
Silvercrest Asset Management Group LLC	801-61004
Sustainable Growth Advisers, LP	801-62151
Vaughan Nelson Investment Management, LP	801-51795
Wellington Management Company, LLP	801-15908
William Blair & Company LLC	801-688
Baillie Gifford Overseas Limited	801-21051
Edinburgh Partners Limited	801-63714
Manning & Napier Advisors, LLC	801-10733
Mondrian Investment Partners Limited	801-37702
WCM Investment Management	801-11916
Janus Capital Management, LLC	801-13991
Loomis Sayles & Company, L.P.	801-170
Metropolitan West Asset Management, LLC	801-53332
T. Rowe Price Associates, Inc.	801-856
Pyramis Global Advisors, LLC	801-63658
Wells Capital Management, Inc.	801-21122
Stephens Investment Management Group, LLC	801-64675

Item 32.  Principal Underwriter.

Quasar Distributors, LLC acts as the Principal Underwriter for the Trust.  The following information was provided by Quasar Distributors, LLC to the Registrant for inclusion in this Registration Statement.

(a)           Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Kirr Marbach Partners Funds, Inc.
Advisors Series Trust	LKCM Funds
Aegis Funds	LoCorr Investment Trust
Allied Asset Advisors Funds	Lord Asset Management Trust
Alpha Architect ETF Trust	MainGate Trust
Alpine Equity Trust	Managed Portfolio Series
Alpine Income Trust	Matrix Advisors Value Fund, Inc.
Alpine Series Trust	Merger Fund
Angel Oak Funds Trust	Monetta Trust
Appleton Funds	Nicholas Family of Funds, Inc.
Barrett Opportunity Fund, Inc.	Oaktree Funds
Brandes Investment Trust	Permanent Portfolio Family of Funds, Inc.
Bridge Builder Trust	Perritt Funds, Inc.
Bridges Investment Fund, Inc.	PRIMECAP Odyssey Funds
Brookfield Investment Funds	Professionally Managed Portfolios
Brown Advisory Funds	Prospector Funds, Inc.
Buffalo Funds	Provident Mutual Funds, Inc.
CG Funds Trust	Purisima Funds
Compass EMP Funds Trust	Rainier Investment Management Mutual Funds
DoubleLine Funds Trust	RBC Funds Trust
ETF Series Solutions	Stone Ridge Trust
Evermore Funds Trust	Stone Ridge Trust II
FactorShares Trust	Thompson IM Funds, Inc.
First American Funds, Inc.	Trust for Professional Managers
FundX Investment Trust	Trust for Advised Portfolios
Glenmede Fund, Inc.	USA Mutuals
Glenmede Portfolios	Wall Street Fund, Inc.
Greenspring Fund, Inc.	Westchester Capital Funds
Guinness Atkinson Funds	Wisconsin Capital Funds, Inc.
Harding Loevner Funds, Inc.	YCG Funds
Hennessy Funds Trust
Hotchkis & Wiley Funds
Intrepid Capital Management Funds Trust
IronBridge Funds, Inc.
Jacob Funds, Inc.
Jensen Portfolio, Inc.

        (b)   To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer, Board Member	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None
(1)This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3)This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)            Not applicable.

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Adviser	Olive Street Investment Advisers, LLC 12555 Manchester Road St. Louis, MO 63131
Registrant’s Investment Sub-Advisers	Robert W. Baird & Company, Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202
JPMorgan Investment Management 270 Park Avenue New York, NY 10017
Prudential Investment Management, Inc. Gateway Center 3 Newark, NJ 07102

Records Relating to:	Are located at:
Advisory Research Inc. 80 N Stetson Avenue, Suite 5500 Chicago, IL 60601
Artisan Partners Limited Partnership 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202
Barrow, Hanley, Mewhinney & Strauss LLC, 2200 Ross Avenue, 31st Floor Dallas, TX 75201
BlackRock Investment Management, LLC 1 University Square Drive Princeton, New Jersey 08540
Robeco Investment Management, Inc., (dba Boston Partners) 909 Third Avenue, 32nd Floor New York, NY 10022
Champlain Investment Partners, LLC 180 Battery Street, Suite 400 Burlington, VT 05401
ClearBridge Investments, LLC 620 8th Avenue New York, NY 10018
Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, FL 33716
Jennison Associates LLC 466 Lexington Avenue New York, NY 10017
Lazard Asset Management LLC 30 Rockefeller Plaza, 55th Floor New York, NY 10112
Sustainable Growth Advisers, LP 301 Tresser Boulevard, Suite 1310 Stamford, CT 06901
Silvercrest Asset Management Group LLC 1330 Avenue of the Americas, 38th Floor New York, NY 10019
Vaughan Nelson Investment Management, LP 600 Travis, Suite 6300 Houston, TX 77002

Records Relating to:	Are located at:
Wellington Management Company, LLP 280 Congress Street Boston, MA 02210
William Blair & Company LLC 222 W. Adams Street Chicago, IL 60606
Baillie Gifford Overseas Limited Calton Square, 1 Greenside Row Edinburgh, EH1 3AN
Edinburgh Partners Limited 27-31 Melville Street Edinburgh, EH3 7JF Scotland, United Kingdom
Manning & Napier Advisors, LLC 290 Woodcliff Drive Fairport, NY 14450
Mondrian Investment Partners Limited 10 Greshman Street London DC2V 7JD United Kingdom
WCM Investment Management 281 Brooks Street Laguna Beach, CA 92651
Janus Capital Management, LLC 151 Detroit Street Denver, CO 80206-4805
Loomis Sayles & Company, L.P. One Financial Center Boston, MA 02111
Metropolitan West Asset Management, LLC 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
Pyramis Global Advisors, LLC 900 Salem Street Smithfield, RI 02917
Wells Capital Management, Inc. 525 Market Street, 10th Floor San Francisco, CA 94105

Records Relating to:	Are located at:
Stephens Investment Management Group, LLC 111 Center Street Little Rock, AR 72201
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

Item 34.  Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35.  Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of St. Louis and State of Missouri, on the 28th day of August 2015.

BRIDGE BUILDER TRUST

By: /s/ William H. Broderick III*
William H. Broderick III, Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

William H. Broderick III*	Trustee	August 28, 2015
William H. Broderick III

Jean Carter*	Trustee	August 28, 2015
Jean Carter

William Fiala*	Trustee	August 28, 2015
William Fiala

Janice Innis-Thompson*	Trustee	August 28, 2015
Janice Innis-Thompson

Michelle Keeley**	Trustee	August 28, 2015
Michelle Keeley

William Scheffel*	Trustee	August 28, 2015
William Scheffel

John Tesoro*	Trustee	August 28, 2015
John Tesoro

Joseph C. Neuberger*	President and Principal	August 28, 2015
Joseph C. Neuberger	Executive Officer

Jason F. Hadler*	Treasurer and Principal	August 28, 2015
Jason F. Hadler	Financial Officer

By : /s/ Elaine E. Richards
Elaine E. Richards
*Attorney-in-fact pursuant to Powers of Attorney dated May 22, 2013 filed October 15, 2013.

** Attorney-in-fact pursuant to Power of Attorney Dated August 19, 2015 filed herewith.

EXHIBIT INDEX

Exhibit No.	Exhibit
EX.99.h.iii.A	Power of Attorney – Michelle Keeley